--------------------------------------------------------------------------------
                                               OMB APPROVAL
                                               OMB Number: 3235-0570
                                               Expires: November 30, 2005
                                               Estimated average burden
                                               hours per response. . . 5.0
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-05547
                                  ----------------------------------------------
             Barr Rosenberg Series Trust
--------------------------------------------------------------------------------
                       (Exact name of registrant as specified in charter)
             3435 Stelzer Road, Columbus, OH  43219-8006
--------------------------------------------------------------------------------
                   (Address of principal executive offices)          (Zip code)
             BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219-8006
--------------------------------------------------------------------------------
                               (Name and address of agent for service)

Registrant's telephone number, including area code:  614-470-8000
                                                   -----------------------------
Date of fiscal year end:  March 31, 2004
                        ----------------------------------------

Date of reporting period:  September 30, 2003
                         ------------------------------------------
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                                              SEMI ANNUAL REPORT
                                                              SEPTEMBER 30, 2003

AXA ROSENBERG U.S. EQUITY FUNDS
AXA Rosenberg U.S. Small Capitalization Fund
AXA Rosenberg U.S. Discovery Fund
AXA Rosenberg U.S. Large Capitalization Fund
AXA Rosenberg Enhanced 500 Fund

AXA ROSENBERG INTERNATIONAL EQUITY FUNDS
AXA Rosenberg International Equity Fund
AXA Rosenberg International Small Capitalization Fund
AXA Rosenberg European Fund

AXA ROSENBERG LONG/SHORT EQUITY FUNDS
AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund AXA Rosenberg Value Long/Short Equity Fund
AXA Rosenberg Global Long/Short Equity Fund

                                                                [ROSENBERG LOGO]

                                                                      QUESTIONS?

                                       CALL SHAREHOLDER SERVICES AT 800.555.5737
                               FOR INVESTOR AND ADVISER SHARES CALL 800.447.3332
                                                   OR VISIT WWW.AXAROSENBERG.COM

Each of the Funds is a series of Barr Rosenberg Series Trust, which is an open-end management investment company offering diversified portfolios with different investment objectives and strategies. The Funds' investment adviser is AXA Rosenberg Investment Management LLC.

TABLE OF CONTENTS

A Letter from Our President.................................    1
AXA Rosenberg U.S. Small Capitalization Fund................    2
AXA Rosenberg U.S. Discovery Fund...........................    4
AXA Rosenberg U.S. Large Capitalization Fund................    6
AXA Rosenberg Enhanced 500 Fund.............................    8
AXA Rosenberg International Equity Fund.....................   10
AXA Rosenberg International Small Capitalization Fund.......   12
AXA Rosenberg European Fund.................................   14
AXA Rosenberg U.S. Large/Mid Capitalization Long/Short
   Equity Fund..............................................   15
AXA Rosenberg Value Long/Short Equity Fund..................   17
AXA Rosenberg Global Long/Short Equity Fund.................   19
Schedules of Portfolio Investments .........................   21
Statements of Assets and Liabilities .......................   98
Statements of Operations ...................................  100
Statements of Changes in Net Assets ........................  102
Financial Highlights .......................................  110
Notes to Financial Statements ..............................  120

                        NOTICE ABOUT DUPLICATE MAILINGS

     In order to reduce expenses of the AXA Rosenberg Mutual Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, AXA Rosenberg Mutual Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at (800) 555-5737.

                                [ROSENBERG LOGO]
                                                                  September 2003

Dear Fellow Shareholder,

KEEPING YOU INFORMED

     We are pleased to provide you with this AXA Rosenberg Mutual Funds(1) semiannual report for the six-month period ended September 30, 2003. On the following pages, you'll find a discussion of each Fund, including performance highlights, portfolio details and our strategic outlook.

UPDATE ON THE FIRM

     We recently reached $1 billion in mutual fund assets under management, and we are delighted that you are a part of our growing family. The rise in assets is attributable mainly to continued interest in our alternative long/short products--which are designed to improve returns and help manage risk(2)--and in the small-cap arena, where we have a traditional small-cap fund as well as a small/mid-cap and an international small-cap offering.

AXA ROSENBERG'S U.S. SMALL CAP FUND: NO SMALL ACHIEVEMENT

     As illustrated on page 2, the AXA Rosenberg U.S. Small Capitalization Fund (our flagship product) has successfully achieved its objective--to outperform the Russell 2000 Index by investing in U.S. small-cap stocks--over the long term.(3) The Fund has also enjoyed significant asset growth since its inception and, in fact, has recently crossed the $1 billion mark. For the Fund to continue in its effort to capitalize on exciting prospects in the small-cap arena, we have closed it to new investors. Additional contributions from current shareholders will continue to be accepted.

OUR POWER TO HELP YOU BUILD A BETTER PORTFOLIO IS IN OUR PROCESS

     The Fund discussions that follow cover the tumultuous nature of the recent market environment. We believe it is important to point out that during such periods of economic uncertainty, diversification is more critical than ever to a well-constructed portfolio. We believe AXA Rosenberg's unique product lineup is well positioned to identify potential earnings advantages in companies here in the United States and in far-reaching parts of the globe. If you would like to gain additional exposure to stocks throughout the world via a systematic and disciplined investment approach, please review the Fund discussions to see how our other Funds may fit into your investment strategy.

     If you have questions, call 800.555.5737, and we will be happy to assist you.

     Thank you for the trust you have placed in AXA Rosenberg Mutual Funds. We look forward to serving you for many years into the future.

                                         Sincerely,

                                         /s/ Edward H. Lyman
                                         Edward H. Lyman
                                         President, AXA Rosenberg Mutual Funds

(1) Each of the AXA Rosenberg Mutual Funds is a series of Barr Rosenberg Series Trust, which is an open-end management investment company.

(2) There is no assurance that the investment objective will continue to be achieved. Investments in long/short funds are more volatile and risky than some other forms of investments. Because it has both long and short portfolios, an investment in such a fund involves risk associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, in various market climates there is no assurance that the manager will be successful.

(3) Past performance is no guarantee of future results. There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including increased risk of price fluctuations. Investment return and principal value may fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Turn to page 2 to see the Fund's standardized performance results.

AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

PERFORMANCE -- AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2003

                                                                                   SINCE        SINCE        SINCE
                                      LAST      LAST       LAST        LAST      INCEPTION    INCEPTION    INCEPTION
                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS    (2/22/89)    (1/21/97)    (10/22/96)
                                     ------    -------    -------    --------    ---------    ---------    ----------
Institutional Shares (USCIX).......  25.19%      9.23%     11.22%     14.09%       13.54%         --            --
Adviser Shares (LIFUX).............  24.82%      8.97%     10.97%        --           --        9.66%           --
Investor Shares (BRSCX)............  24.78%      8.91%     10.92%        --           --          --         10.82%
Russell 2000 Index(1)..............  36.50%     -0.82%      7.46%      8.28%        9.81%       5.40%         6.49%

Past performance is not indicative of future results. The table above does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.

MARKET REVIEW

     The U.S. equity market rallied strongly during the six month period ending September 2003, with the Russell 2000 Index(1) rising 34.62%. After the toppling of Saddam Hussein in Iraq, investors seemed to turn their attention to a slowly emerging economic recovery. Despite mixed economic and corporate earnings signals and continued hostilities and uncertainty in Iraq, investors pushed up equity returns for six consecutive months until a modest sell-off in September. The September weakness came as a result of increasing concerns about overvaluation among the leading stocks as the broad-based economic recovery that is underway is likely to be only moderately strong in the near-term.

     Over the past six months, small-cap and growth stocks were the market leaders, reflecting investors' expectations for continued strengthening in the economy. For the period, the Russell 2000 Index was up 34.62% compared with an 18.45% gain for the S&P 500 Index(2). The surge in small-cap stocks has been fueled by strong gains in the technology sector. In fact thus far in 2003, small-cap technology stocks have increased over 50%.

     After six consecutive monthly gains in the Russell 2000 Index, the index declined in September 2003. The sell-off in the market in September was in part a reaction to how far these expensive technology stocks have risen in the last year with no improvement in realized earnings. The earnings expectations that are built into the current prices for these leading stocks are substantial.

PERFORMANCE REVIEW

     From the standard performance attribution point of view, the Fund's underperformance for the six month period ending September 2003 was almost entirely the result of risk exposures. The independent effect of stock selection and industry exposures had a more modest negative impact on performance overall.

     Among risk factors, the portfolio's tendency to hold stocks with strong trailing price performance (relative strength) and its below market beta(3) continued to hurt performance the most. In the past six months, the high beta, low quality and low momentum stocks have dominated the market despite little improvement in their fundamentals.

     Industry exposures had a negative impact on performance during the past six months. The continued underweight in IT hardware had the largest negative impact on performance as a result of the strength in the technology stocks, especially within the semiconductor hardware sector. This was only partly offset by the positive impact of an overweight position in the construction and homebuilding sector which continued to benefit from the still strong housing market.

     The effect of stock selection was negative over the six month period, as the benefit of holding Avid Technology and Airtran Holdings was more than offset by the cost of holding Imation, Cognizant Technology Solutions and avoiding Sandisk.

     For much of the past year and especially during the last six months, the market leadership has been with a group of high beta, low quality stocks that our models find overpriced relative to their likely future earnings. As a result the performance of the Fund has trailed the benchmark; however, the earnings of the companies we have held in our portfolios have been superior to the companies in the benchmark. Looking back at the portfolio from a year ago, both the realized earnings and earnings growth relative to price have been higher than the benchmark. We believe that building portfolios with this earnings advantage may ultimately lead to outperformance of the benchmark, although there is no guarantee this investment objective will be achieved. Sometimes this long-term philosophy requires patience during periods when investors pay too much for the likely future earnings and near-term earnings growth of companies.

     One reminder of this came during September when investors appeared to be reassessing the high valuations of the leading stocks. As a result, our relative performance improved as companies with more attractively priced fundamentals and earnings prospects were rewarded. We cannot predict exactly when this "refocus" on earnings will return to the market, but we believe that ultimately it could.

     Total returns for the Institutional Shares represents the historical performance for the Rosenberg Series Trust Small Capitalization Fund, which was launched in February 1989, until it was converted to the Barr Rosenberg U.S. Small Capitalization Fund on August 5, 1996.

     The minimum investment for Institutional Shares is $1 million. The minimum investment for the Adviser Shares is $100,000. The minimum investment for Investor Shares is $2,500.

     PERFORMANCE DATA REPRESENTS PAST PERFORMANCE WHICH DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value may increase or decrease depending upon market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Total return includes change in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such cases, and without the waiver of fees, total return would have been lower.

     Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility than average. Total return includes change in share price and reinvestment of distributions.

     Portfolio holdings are subject to change and may not represent current or future holdings.

     Investors cannot invest directly in any Index.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

(1) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

(2) The Standard & Poor's 500 (S&P 500) Index is an unmanaged index measuring large-cap U.S. stock market performance, and includes a representative sample of leading companies in leading industries.

(3) Beta is the systematic risk coefficient that expresses the expected response of asset or portfolio excess return to excess return on a market portfolio, e.g. a beta of 1.5 implies that 1.5 times the excess return on the market can be expected.

AXA ROSENBERG U.S. DISCOVERY FUND
--------------------------------------------------------------------------------

PERFORMANCE -- AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2003

                                                                          SINCE        SINCE
                                                               LAST     INCEPTION    INCEPTION
                                                              1 YEAR    (9/4/01)     (10/3/01)
                                                              ------    ---------    ---------
Institutional Shares (RDISX)................................  27.93%      10.10%          --
Investor Shares (RDIVX).....................................  27.50%         --        13.74%
Class A Shares (RDVAX)(1)...................................  27.19%       9.48%          --
Class A Shares*(1)..........................................  20.21%       6.55%          --
Class B Shares (RDVBX)(1)...................................  26.62%       8.93%          --
Class B Shares**(1).........................................  21.62%       7.16%          --
Russell 2500 Index(2).......................................  35.59%       4.45%       10.80%

Past performance is not indicative of future results. The table above does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.

MARKET REVIEW

     The U.S. equity market rallied strongly during the six month period ending September 2003, with the Russell 2500 Index(2) rising 32.58%. After the toppling of Saddam Hussein in Iraq, investors seemed to turn their attention to a slowly emerging economic recovery. Despite mixed economic and corporate earnings signals and continued hostilities and uncertainty in Iraq, investors pushed up equity returns for six consecutive months until a modest sell-off in September. The September weakness came as the result of increasing concerns about overvaluation among the leading stocks as the broad-based economic recovery that is certainly underway is likely to be only moderately strong in the near-term.

     Over the past six months, small-cap and growth stocks were the market leaders, reflecting investor's expectations for continued strengthening in the economy. For the period, the Russell 2500 Index was up 32.58% compared with an 18.45% gain for the S&P 500 Index(3). The surge in small-cap stocks has been fueled by strong gains in the technology sector. In fact thus far in 2003, mid- and small-cap technology stocks have increased over 50%.

     After six consecutive monthly gains in the Russell 2500 Index, the index declined in September 2003. The sell-off in the market in September was in part a reaction to how far these expensive technology stocks have risen in the last year with no improvement in realized earnings. The earnings expectations that are built into the current prices for these leading stocks are substantial.

PERFORMANCE REVIEW

     From the standard performance attribution point of view, the Fund's underperformance for the six month period ending September 2003 was almost entirely the result of risk exposures. The independent effect of stock selection was modestly positive. Industry exposures had a slight negative impact on performance overall.

     Among risk factors, the portfolio's tendency to hold stocks with strong trailing price performance (relative strength)(4) and its below market beta(5) continued to hurt performance the most. In the past six months, the high beta, low quality and low momentum stocks have dominated the market despite little improvement in their fundamentals.

     Industry exposures had a small negative impact on performance during the past six months. The continued underweight in IT hardware had the largest negative impact on performance as a result of the strength in technology stocks, especially within the semiconductor hardware sector. This was only partly offset by the positive impact of an overweight position in the construction and homebuilding sector which continued to benefit from the still strong housing market.

     The effect of stock selection was positive over the six month period, as the benefit of holding Invitrogen, Frontline and Avid Technology was only partly offset by the cost of holding Steris, Edwards Lifesciences and Deluxe.

     For much of the past year and especially during the last six months, the market leadership has been with a group of high beta, low quality stocks that our models find overpriced relative to their likely future earnings. As a result, the performance of the Fund has trailed the benchmark; however, the earnings of the companies we have held in our portfolios have been superior to the companies in the benchmark. Looking back at the portfolio from a year ago, both the realized earnings and earnings growth relative to price have been higher than the benchmark. We believe that building portfolios with this earnings advantage may ultimately lead to outperformance of the benchmark, although there is no guarantee this investment objective will be achieved. Sometimes this long-term philosophy requires patience during periods when investors pay too much for the likely future earnings and near-term earnings growth of companies.

     One reminder of this came during September when investors appeared to be reassessing the high valuations of the leading stocks. As a result, our relative performance improved as companies with more attractively priced fundamentals and earnings prospects were rewarded. We cannot predict exactly when this "refocus" on earnings will return to the market, but we believe that ultimately it could.

     The minimum investment of the Institutional Shares is $1 million. The minimum investment of the Investor Shares is $2,500. The minimum investment into Class A Shares or Class B Shares is $1,000.

     PERFORMANCE DATA REPRESENTS PAST PERFORMANCE WHICH DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value may increase or decrease depending upon market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Total return includes changes in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such cases, and without the waiver of fees, total return would have been lower.

     Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility than average. Total return includes change in share price and reinvestment of distributions.

     Portfolio holdings are subject to change and may not represent current or future holdings.

     Investors cannot invest directly in any Index.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

   * Reflects maximum 5.50% sales charge.

  ** Reflects the applicable contingent deferred sales charge (CDSC) maximum
     5.00%.

 (1) Prior to the inception of Class A and Class B Shares on October 1, 2001, the performance is based on Institutional Share performance adjusted to reflect the deduction of fees and expenses.

 (2) The Russell 2500 Index is the benchmark for the AXA Rosenberg U.S. Discovery Fund. It is an unmanaged index of approximately 2,500 mid and small capitalization companies.

 (3) The Standard & Poor's 500 (S&P 500) Index is an unmanaged index measuring large-cap U.S. Stock Market performance, and includes a representative sample of leading companies in leading industries.

 (4) Relative Strength is the rate at which a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

 (5) Beta is the systematic risk coefficient that expresses the expected response of asset or portfolio excess return to excess return on a market portfolio, e.g. a beta of 1.5 implies that 1.5 times the excess return on the market can be expected.

AXA ROSENBERG U.S. LARGE CAPITALIZATION FUND
--------------------------------------------------------------------------------

PERFORMANCE -- AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2003

                                                                          SINCE        SINCE
                                                               LAST     INCEPTION    INCEPTION
                                                              1 YEAR    (6/19/02)    (7/31/02)
                                                              ------    ---------    ---------
Institutional Shares (AXLIX)................................  17.26%      -3.38%          --
Investor Shares (AXLVX).....................................  16.93%         --         6.24%
Class A Shares (AXLAX)......................................  16.80%      -3.77%          --
Class A Shares*.............................................  10.44%      -7.91%          --
Class B Shares (AXLBX)......................................  16.18%      -4.26%          --
Class B Shares**............................................  11.18%      -7.26%          --
Russell 1000 Index(1).......................................  25.14%      -0.67%       12.29%

Past performance is not indicative of future results. The table above does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.

MARKET REVIEW

     The U.S. equity market rallied strongly during the six month period ending September 2003, with the Russell 1000 Index(1) rising 19.21%. After the toppling of Saddam Hussein in Iraq, investors seemed to turn their attention to a slowly emerging economic recovery. Despite mixed economic and corporate earnings signals and continued hostilities and uncertainty in Iraq, investors pushed up equity returns for six consecutive months until a modest sell-off in September. The September weakness came as the result of increasing concerns about overvaluation among the leading stocks as the broad-based economic recovery that is underway is likely to be only moderately strong in the near-term.

     Over the past six months, small-cap and growth stocks were the market leaders, reflecting investors' expectations for continued strengthening in the economy. For the period, the Russell 1000 Index was up 19.21% compared with an 18.45% gain for the S&P 500 Index(2). The surge in small-cap stocks has been fueled by strong gains in the technology sector. In fact thus far in 2003, small-cap technology stocks have increased over 50%.

     After six consecutive monthly gains in the Russell 1000 Index, the index declined in September 2003. The sell-off in the market in September was in part a reaction to how far these expensive technology stocks have risen in the last year with no improvement in realized earnings. The earnings expectations that are built into the current prices for these leading stocks are substantial.

PERFORMANCE REVIEW

     From the standard performance attribution point of view, the Fund's underperformance for the six month period ending September 2003 was almost entirely the result of risk exposures. The independent effect of stock selection and Industry exposures had a more modest negative impact on performance overall.

     Among risk factors, the portfolio's tendency to hold stocks with strong trailing price performance (relative strength)(3) and its below market beta(4) continued to hurt performance the most. In the past six months, the high beta, low quality and low momentum stocks have dominated the market despite little improvement in their fundamentals.

     Industry exposures had a negative impact on performance during the past six months. The continued underweight in IT hardware had the largest negative impact on performance as a result of the strength in the technology stocks, especially within the semiconductor hardware sector. This was only partly offset by the positive impact of an overweight position in the construction and homebuilding sector which continued to benefit from the still strong housing market.

     The effect of stock selection was negative over the six month period, as the benefit of holding Boston Scientific and Hewlett Packard was more than offset by the cost of holding Fannie Mae, Merck and avoiding ExxonMobil and Verizon.

     For much of the past year and especially during the last six months, the market leadership has been with a group of high beta, low quality stocks that our models find overpriced relative to their likely future earnings. As a result the performance of the Fund has trailed the benchmark; however, the earnings of the companies we have held in our portfolios have been superior to the companies in the benchmark. Looking back at the portfolio from a year ago, both the realized earnings and earnings growth relative to price have been higher than the benchmark. We believe that building portfolios with this earnings advantage may ultimately lead to outperformance of the benchmark, although there is no guarantee this investment objective will be achieved. Sometimes this long-term philosophy requires patience during periods when investors pay too much for the likely future earnings and near-term earnings growth of companies.

     One reminder of this came during September when investors appeared to be reassessing the high valuations of the leading stocks. As a result, our relative performance improved as companies with more attractively priced fundamentals and earnings prospects were rewarded. We cannot predict exactly when this "refocus" on earnings will return to the market, but we believe that ultimately it could.

     The minimum investment for Institutional Shares is $1 million. The minimum investment for Investor Shares is $2,500. The minimum investment into Class A Shares or Class B Shares is $1,000.

     PERFORMANCE DATA REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value may increase or decrease depending upon market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Total return includes change in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such cases, and without the waiver of fees, total return would have been lower.

     Portfolio holdings are subject to change and may not represent current or future holdings.

     Investors cannot invest directly in any Index.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

   * Reflects maximum 5.50% sales charge.

  ** Reflects the applicable contingent deferred sales charge (CDSC) maximum
     5.00%.

 (1) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

 (2) The Standard & Poor's 500 (S&P 500) Index is an unmanaged index measuring large-cap U.S. stock market performance, and includes a representative sample of leading companies in leading industries.

 (3) Relative Strength is the rate which a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

 (4) Beta is the systematic risk coefficient that expresses the expected response of asset or portfolio excess return to excess return on a market portfolio, e.g. a beta of 1.5 implies that 1.5 times the excess return on the market can be expected.

AXA ROSENBERG ENHANCED 500 FUND
--------------------------------------------------------------------------------

PERFORMANCE -- AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2003

                                                                                     SINCE        SINCE
                                                               LAST      LAST      INCEPTION    INCEPTION
                                                              1 YEAR    3 YEARS    (6/7/00)     (8/15/03)
                                                              ------    -------    ---------    ---------
Institutional Shares (REDIX)................................  19.64%    -10.14%      -9.94%         --
Investor Shares (REFIX).....................................     --         --          --        0.43%
Class A Shares (RENAX)(1)...................................  19.14%    -10.61%     -10.42%         --
Class A Shares*.............................................  15.56%    -11.51%     -11.24%         --
Class B Shares (RENBX)(1)...................................  18.53%    -11.06%     -10.87%         --
Class B Shares**(1).........................................  13.53%    -12.24%     -11.68%         --
S&P 500 Index(2)............................................  24.40%    -10.13%      -9.52%       0.75%

Past performance is not indicative of future results. The table above does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.

MARKET REVIEW

     The U.S. equity market rallied strongly during the six month period ending September 2003, with the S&P 500 Index(2) rising 18.45%. After the toppling of Saddam Hussein in Iraq, investors seemed to turn their attention to a slowly emerging economic recovery. Despite mixed economic and corporate earnings signals and continued hostilities and uncertainty in Iraq, investors pushed up equity returns for six consecutive months until a modest sell-off in September. The September weakness came as the result of increasing concerns about overvaluation among the leading stocks as the broad-based economic recovery that is certainly underway is likely to be only moderately strong in the near-term.

     Over the past six months, small-cap and growth stocks were the market leaders, reflecting investors' expectations for continued strengthening in the economy. For the period, the Russell 2000 Index(3) was up 34.62% compared with an 18.45% gain for the S&P 500 Index. The surge in small-cap stocks has been fueled by strong gains in the technology sector. In fact thus far in 2003, small-cap technology stocks have increased over 50%.

     After six consecutive monthly gains in the S&P 500 Index, the index declined in September 2003. The sell-off in the market in September was in part a reaction to how far these expensive technology stocks have risen in the last year with no improvement in realized earnings. The earnings expectations that are built into the current prices for these leading stocks are substantial.

PERFORMANCE REVIEW

     From the standard performance attribution point of view, the portfolio's underperformance for the six month period ending September 2003 was the result of risk exposures and the independent impact of stock selection. Industry exposures had a modest positive impact on performance overall.

     Among risk factors, the portfolio's tendency to hold stocks with strong trailing price performance (relative strength)(4) and its slightly below market beta(5) continued to hurt performance the most. In the past six months, the high beta, low quality and low momentum stocks have dominated the market despite little improvement in their fundamentals. The portfolio's slightly smaller capitalization profile helped performance as smaller stocks fared better than larger cap stocks.

     Industry exposures had a slight positive impact on performance during the past six months. The continued underweight in IT hardware had the largest negative impact on performance as a result of the strength in the technology stocks, especially within the semiconductor hardware sector. This was offset by the positive impact of an overweight position in the construction and homebuilding sector which continued to benefit from the still strong housing market.

     The effect of stock selection was slightly negative over the six month period, as the benefit of holding Boston Scientific and Sears was more than offset by the costs of holding Freddie Mac, Merck and Forest Labs.

     For much of the past year and especially during the last six months, the market leadership has been with a group of high beta, low quality stocks that our models find overpriced relative to their likely future earnings. As a result, the performance of the Fund has trailed the benchmark; however, the earnings of the companies we have held in our portfolios have been superior to the companies in the benchmark. Looking back at the portfolio from a year ago, both the realized earnings and earnings growth relative to price have been higher than the benchmark. We believe that building portfolios with this earnings advantage may ultimately lead to outperformance of the benchmark, although there is no guarantee this investment objective will be achieved. Sometimes this long-term philosophy requires patience during periods when investors pay too much for the likely future earnings and near-term earnings growth of companies.

     One reminder of this came during September when investors appeared to be reassessing the high valuations of the leading stocks. As a result, our relative performance improved as companies with more attractively priced fundamentals and earnings prospects were rewarded. We cannot predict exactly when this "refocus" on earnings will return to the market, but we believe that ultimately it could.

     The minimum investment for Institutional Shares is $1 million. The minimum investment for Investor Shares is $2,500. The minimum investment into Class A Shares or Class B Shares is $1,000.

     PERFORMANCE DATA REPRESENTS PAST PERFORMANCE WHICH DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value may increase or decrease depending upon market, economic, political, currency exchange rates and other conditions affecting a fund's portfolio, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Total return includes change in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     Portfolio holdings are subject to change and may not represent current or future holdings.

     Investors cannot invest directly in any Index.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

   * Reflects maximum 3.00% sales charge.

  ** Reflects the applicable contingent deferred sales charge (CDSC) maximum
     5.00%.

 (1) Prior to the inception of Class A and Class B Shares on October 1, 2001, the performance is based on Institutional Share performance adjusted to reflect the deduction of fees and expenses.

 (2) The Standard & Poor's 500 (S&P 500) Index is an unmanaged index measuring large-cap U.S. stock market performance, and includes a representative sample of leading companies in leading industries.

 (3) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

 (4) Relative strength is the rate which a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

 (5) Beta is the systematic risk coefficient that expresses the expected response of asset or portfolio excess return to excess return on a market portfolio, e.g. a beta of 1.5 implies that 1.5 times the excess return on the market can be expected.

AXA ROSENBERG INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

PERFORMANCE -- AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2003

                                                                                     SINCE        SINCE
                                                               LAST      LAST      INCEPTION    INCEPTION
                                                              1 YEAR    3 YEARS    (6/7/00)     (12/5/00)
                                                              ------    -------    ---------    ---------
Institutional Shares (REQIX)................................  24.77%     -6.45%      -8.34%          --
Investor Shares (RIEIX).....................................  24.58%        --          --        -6.51%
Class A Shares (REQAX)(1)...................................  24.17%     -6.90%      -8.78%          --
Class A Shares*(1)..........................................  17.35%     -8.65%     -10.34%          --
Class B Shares (REQBX)(1)...................................  22.76%     -7.62%      -9.47%          --
Class B Shares**(1).........................................  17.76%     -8.81%     -10.25%          --
MSCI-EAFE Index(2)..........................................  26.54%     -8.38%     -10.29%       -7.85%

Past performance is not indicative of future results. The table above does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.

MARKET REVIEW

     The international equity markets rallied strongly during the six month period ending September 2003. Economic data released during the period showed more signs of economic expansion across the world. Strong equity returns since April were fueled by investors' expectations for improving corporate profit outlook and strong economic recovery. However, by the end of the period, there were increasing concerns about the hefty valuation of equity in general and uncertainty associated with the strength of the recovery. Over the same time period, the weakness of the U.S. dollar added more gains to foreign stocks as the Euro and Yen both appreciated more than 6% against the dollar.

     Market sentiment improved drastically as investors poured money back into stocks in anticipation of a strengthening economy later in the year. Among major industry groups, technology and cyclical stocks outperformed as the economy was strengthening. Defensive stocks such as healthcare and utilities stocks underperformed during the period.

     Stocks in Europe rose sharply since April 2003. Both macroeconomic indicators and corporate earnings continued to surprise on the upside, pointing toward further economic expansion in Europe. However, rising equity valuation raised concerns over the sustainability of the current stock market rally. In terms of country performance, Germany, Sweden and Greece were among the best performers as Portugal and Austria trailed.

     In Japan, the equity market rebounded strongly from the lows in March 2003. Better than expected GDP growth and improved manufacturing activities spurred a renewed interest in equities from both domestic and foreign investors. In addition, an appreciating Yen added to the gain in the quarter. Elsewhere in Asia, markets moved up sharply during the period. Stocks in Hong Kong and Singapore fell sharply on Severe Acute Respiratory Syndrome (SARS) concerns early in April and May but rebounded strongly in anticipation of a strong economic growth in the region.

     In evaluating companies, we look at two broad dimensions, valuation and near-term earnings growth. Although other features of stocks (a theme, for example) may drive performance for short periods, over time it is these dimensions of earnings that we feel are rewarded by market.

PERFORMANCE REVIEW

     The Fund underperformed its benchmark, the MSCI-EAFE Index(2), during the six month period ending in September 2003. The underperformance split between industry exposure and weak stock selection. Underweight positions in the technology sector and cyclical industries hurt the Fund's performance during the time period. The Fund's active exposure to risk factors contributed slightly positively. Overweight position in Unilever NV and underweight in Credit Suisse Group hurt the performance.

     As of September 30, 2003, the portfolio holdings were diversified over 21 countries and about 304 companies. The top 10 holdings accounted for about 20% of the total portfolio. Approximately 71% of the holdings were invested in Europe.

     The minimum investment for Institutional Shares is $1 million. The minimum investment for Investor Shares is $2,500. The minimum investment into Class A shares or Class B shares is $1,000.

     PERFORMANCE DATA REPRESENTS PAST PERFORMANCE WHICH DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value may increase or decrease depending upon market, economic, political, currency exchange rates and other conditions affecting a fund's portfolio, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Total return includes change in share price and reinvestment of distributions. Total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     International investing involves increased risk and volatility.

     Portfolio holdings are subject to change and may not represent current or future holdings.

     Investors cannot invest directly in any Index.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

   * Reflects maximum 5.50% sales charge.

  ** Reflects the applicable contingent deferred sales charge (CDSC) maximum
     5.00%.

 (1) Prior to the inception of Class A and Class B Shares on October 1, 2001, the performance is based on Institutional Share performance adjusted to reflect the deduction of fees and expenses.

 (2) The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI-EAFE) is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 21 developed market countries from Europe, Australia, Asia and the Far East.

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

PERFORMANCE -- AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2003

                                                                                           SINCE        SINCE
                                                          LAST      LAST       LAST      INCEPTION    INCEPTION
                                                         1 YEAR    3 YEARS    5 YEARS    (9/23/96)    (10/29/96)
                                                         ------    -------    -------    ---------    ----------
Institutional Shares (ICSIX)...........................  51.26%     5.42%      11.18%      5.11%           --
Investor Shares (RISIX)................................  50.98%     5.14%      10.84%        --          4.82%
Class A Shares (RSCAX)(1)..............................  50.50%     4.88%      10.63%      4.58%           --
Class A Shares*(1).....................................  42.30%     2.92%       9.40%      3.74%           --
Class B Shares (RSCBX)(1)..............................  49.79%     4.35%      10.06%      4.10%           --
Class B Shares**(1)....................................  44.79%     3.11%       9.79%      4.10%           --
NGSCexUS(2,3)..........................................  48.17%     4.09%       7.00%      1.64%         1.66%

Past performance is not indicative of future results. The table above does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.

MARKET REVIEW

     The international equity markets rallied strongly during the six month period ending September 2003. Economic data released during the period showed more signs of economic expansion across the world. Strong equity returns since April were fueled by investors' expectations for improving corporate profit outlook and strong economic recovery. However, by the end of six month period, there were increasing concerns about the hefty valuation of equity in general and uncertainty associated with the strength of the recovery. Small-cap stocks continued to outperform large-cap stocks. The leadership of small-cap stocks is typical when investors expect strengthening economic conditions. Over the same time period, the weakness of the U.S. dollar added more gains to foreign stocks as the Euro and Yen both appreciated more than 6% against the dollar. During the six month period ending in September, international small-cap stocks, as measured by the Nomura Global Small Cap Index ex US (NGSCexUS)(2), gained an impressive 42.56%.

     Market sentiment improved dramatically as investors poured money back into stocks in anticipation of a strengthening economy later in the year. Among major industry groups, technology and cyclical stocks outperformed as the economy was strengthening. Defensive stocks such as healthcare and utilities stocks underperformed during the period.

     Stocks in Europe rose sharply since April 2003. Both macroeconomic indicators and corporate earnings continued to surprise on the upside, pointing toward further economic expansion in Europe. However, rising equity valuation raised concerns over the sustainability of the current stock market rally. In terms of country performance, Germany, Sweden and Greece were among the best performers as Portugal and Austria trailed.

     In Japan, the equity market rebounded strongly from the lows in March 2003. Better than expected GDP growth and improved manufacturing activities spurred a renewed interest in equities from both domestic and foreign investors. In addition, an appreciating Yen added to the gain in the quarter. Elsewhere in Asia, markets moved up sharply during the period. Stocks in Hong Kong and Singapore fell sharply on Severe Acute Respiratory Syndrome (SARS) concerns early in April and May but rebounded strongly in anticipation of a strong economic growth in the region.

PERFORMANCE REVIEW

     The Fund slightly underperformed the benchmark, NGSCexUS, during the six month period ending in September 2003. The underperformance was mainly attributable to industry exposure. While most active industry exposures had small impacts on the performance, the Fund's modest underweight exposure in IT hardware and retail industries hurt the performance as a result of the strength in those sectors.

     As of September 30, 2003, portfolio holdings were diversified over 24 countries and about 800 companies. The top 10 holdings accounted for about 8% of the total portfolio. Approximately 59% of the holdings were invested in Europe.

     The minimum investment for Institutional Shares is $1 million. The minimum investment for Investor Shares is $2,500. The minimum investment into Class A Shares or Class B Shares is $1,000.

     PERFORMANCE DATA REPRESENTS PAST PERFORMANCE WHICH DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value may increase or decrease depending upon market, economic, political, currency exchange rates and other conditions affecting a fund's portfolio, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Total return includes change in share price and reinvestment of distributions. Total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     International investing involves increased risk and volatility. Small capital funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility than average.

     Portfolio holdings are subject to change and may not represent current or future holdings.

     Investors cannot invest directly in any Index.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

   * Reflects maximum 5.50% sales charge.

  ** Reflects the applicable contingent deferred sales charge (CDSC) with a maximum of 5.00%.

 (1) Prior to the inception of Class A and Class B shares on October 1, 2001, the performance is based on Institutional Share performance adjusted to reflect the deduction of fees and expenses.

 (2) The Nomura Global Small Cap Index excluding the U.S. (NGSCexUS) is an unmanaged index that represents the performance of companies in the lowest 15% by market capitalization in 22 developed markets other than the U.S. Investors cannot invest directly in any index.

 (3) On May 1, 2003, the Cazenove Rosenberg Global Smaller Companies Index excluding the U.S. (CRIexUS) was renamed the Nomura Global Small Cap Index excluding the U.S. (NGSCexUS).

AXA ROSENBERG EUROPEAN FUND
--------------------------------------------------------------------------------

PERFORMANCE -- AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2003

                                                                          SINCE
                                                               LAST     INCEPTION
                                                              1 YEAR    (7/23/01)
                                                              ------    ---------
Institutional Shares (AEUIX)................................  31.17%      -2.15%
Class A Shares (REUAX)(1)...................................  30.70%      -2.60%
Class A Shares*(1)..........................................  23.52%      -5.07%
Class B Shares (REUBX)(1)...................................  30.16%      -3.18%
Class B Shares**(1).........................................  25.16%      -4.95%
MSCI Europe Index(2)........................................  28.18%      -2.78%

Past performance is not indicative of future results. The table above does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.

MARKET REVIEW

     The European equity market rose sharply during the six month period ending September 2003. Strong returns since April were fueled by investors' expectations for improving corporate profit outlook and strong economic recovery. The latest economic data showed more signs of economic expansion in Europe. However, by September, there were increasing concerns about the hefty valuation of equity in general and uncertainty associated with the strength of the recovery. Small-cap stocks continued to outperform large-cap stocks. The leadership of small-cap stocks is typical when investors expect strengthening economic conditions. Over the same time period, the weakness of the U.S. dollar added more gains to foreign stocks as the Euro and Sterling both appreciated more than 6% against the dollar. For the six months as a whole, stocks in Europe gained 27.23%.

     Among major industry groups, pharmaceutical, retail and software stocks outperformed as utilities and health care underperformed during the same time period. In terms of country performance, Germany, Sweden and Greece were among the best performing countries as Austria and Portugal trailed.

PERFORMANCE REVIEW

     The Fund slightly underperformed its benchmark, the MSCI Europe Index(2), during the six month period ending in September 2003. The Fund's underperformance was mainly attributable to negative contribution from industry exposure. While most active industry exposures had small impacts on the performance, the portfolio's modest underweight in retail industry and overweight in utilities stocks hurt the performance.

     As of September 30, 2003, the portfolio holdings were diversified over 13 countries and 146 companies. The top 10 holdings accounted for about 32% of the total portfolio. Approximately 37% of the holdings were invested in the United Kingdom. The price-to-earnings ratio of the portfolio was around 31, and the median market capitalization of the holdings was approximately $29 billion.

     The minimum investment for Institutional Shares is $1 million. The minimum investment for Investor Shares is $2,500. The minimum investment into Class A Shares or Class B Shares is $1,000.

     PERFORMANCE DATA REPRESENTS PAST PERFORMANCE WHICH DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value may increase or decrease depending upon market, economic, political, currency exchange rates and other conditions affecting a fund's portfolio, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     International investing involves increased risk and volatility.

     Total return includes change in share price and reinvestment of distributions. Total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     Portfolio holdings are subject to change and may not represent current or future holdings.

     Investors cannot invest directly in any Index.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.
---------------

   * Reflects maximum 5.50% sales charge.

  ** Reflects the applicable contingent deferred sales charge (CDSC) maximum
     5.00%.

 (1) Prior to the inception of Class A and Class B Shares on October 1, 2001, the performance is based on Institutional Share performance adjusted to reflect the deduction of fees and expenses.

 (2) The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, weighted equity index comprised of 16 developed European markets, including the (MSCI) U.K., based on large and medium capitalization securities.

AXA ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND
--------------------------------------------------------------------------------

PERFORMANCE -- AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2003

                                                                                     SINCE         SINCE
                                                               LAST      LAST      INCEPTION     INCEPTION
                                                              1 YEAR    3 YEARS    (10/19/98)    (11/11/98)
                                                              ------    -------    ----------    ----------
Institutional Shares (SSMNX)................................  -11.96%    4.39%        4.58%           --
Investor Shares (RMNIX).....................................  -12.22%    4.10%          --          4.26%
Class A Shares (RSSAX)(1)...................................  -12.45%    3.88%        4.05%           --
Class A Shares*(1)..........................................  -17.27%    1.94%        2.86%           --
Class B Shares (RSSBX)(1)...................................  -12.77%    3.39%        3.55%           --
Class B Shares**(1).........................................  -17.13%    2.12%        3.20%           --
Class C Shares (RSSDX)(2)...................................  -12.88%    3.35%        3.54%           --
Class C Shares***(2)........................................  -14.59%    2.99%        3.33%           --
U.S. 90-day T-bills.........................................    1.12%    2.44%        3.59%         3.57%

Past performance is not indicative of future results. The table above does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.

MARKET REVIEW

     The U.S. equity market rallied strongly during the six month period ending September 2003, with the Russell 1000 Index(3) rising 19.21%. After the toppling of Saddam Hussein in Iraq, investors seemed to turn their attention to a slowly emerging economic recovery. Despite mixed economic and corporate earnings signals and continued hostilities and uncertainty in Iraq, investors pushed up equity returns for six consecutive months until a modest sell-off in September. The September weakness came as the result of increasing concerns about overvaluation among the leading stocks as the broad-based economic recovery that is currently underway is likely to be only moderately strong in the near-term.

     Over the past six months, small-cap and growth stocks were the market leaders, reflecting investors' expectations for continued strengthening in the economy. For the period, the Russell 2000 Index(4) was up 34.62% compared with a 19.21% gain for the Russell 1000 Index. The surge in small-cap stocks has been fueled by strong gains in the technology sector. In fact, thus far in 2003, small-cap technology stocks have increased over 50%. Over the period April 1 to September 30, 2003, value stocks have outpaced growth stocks by 0.91% in the large cap arena, but growth leads value by 4.25% in the mid/small end of the spectrum.

     After six consecutive monthly gains in the Russell 1000 Index, the index declined in September 2003. The sell-off in the market in September was in part a reaction to how far these expensive technology stocks have risen in the last year with questionable improvement in earnings prospects.

PERFORMANCE REVIEW

     For the six month period ending September 2003, the Fund lost 7.91%, or 8.40% relative to its U.S. 90-day T-bill benchmark. Since inception, the Fund has outperformed its benchmark by 0.99% on an annualized basis (in the Institutional shares). The poor performance for the trailing six months is due, almost entirely, to the Fund's positive net exposure to relative strength (trailing price momentum).

     Returns associated with the Fund's industry posture were slightly positive, but not nearly enough to offset style-related losses. The portfolio gained most from a 5.5% average long position on Insurance. Also high on the list of positive contributors were long positions on banks and building/construction. The worst performing industry exposure was a net short position on airlines.

     Stock specific return, the return not attributable to style or industry risk, was also negative over the six months. For much of the past year, the market leadership has been with a group of high beta(5), low quality stocks that our models find overpriced relative to their likely future earnings. As a result, the performance of the Fund has trailed our long-run return expectations; however, the earnings of the companies we have held long have been superior to the companies in the short portfolio. Looking back at the portfolio held a year ago, the realized earnings on the longs have been far superior to those on the shorts. We believe that building portfolios with this earnings advantage may ultimately lead to strong performance, although there is no guarantee this investment objective will be achieved.

     The minimum investment of the Institutional Shares is $1 million. The minimum investment of the Investor Shares is $2,500. The minimum investment into Class A Shares, Class B Shares or Class C Shares is $1,000.

     PERFORMANCE DATA REPRESENTS PAST PERFORMANCE WHICH DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value may increase or decrease depending upon market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Total return includes change in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     Investment in shares of the AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund is more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, an investment in the AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, in various market climates, there is no assurance that the Manager will be successful.

     Since risk in the AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund relates specifically to the Manager's stock selection techniques and not to any systematic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systematic influences. U.S. 90-day T-bills are such an asset. An investment in U.S. 90-day T-bills is different from an investment in the AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

     Portfolio holdings are subject to change and may not represent current or future holdings.

     Investors cannot invest directly in any Index.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

     * Reflects maximum 5.50% sales charge.

    ** Reflects the applicable contingent deferred sales charge (CDSC) maximum
       5.00%.

   *** Reflects maximum 1.00% sales charge and the applicable contingent deferred sales charge (CDSC) maximum 1.00%.

   (1) Prior to the inception of Class A and Class B Shares on October 1, 2001, the performance is based on Institutional Share performance adjusted to reflect the deduction of fees and expenses.

   (2) Prior to the inception of Class C Shares on April 1, 2003, the performance is based on Institutional Share performance adjusted to reflect the deduction of fees and expenses.

   (3) The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in any index.

   (4) The Russell 2000 Index is an unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000 Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in any index.

   (5) Beta is the systematic risk coefficient that expresses the expected response of asset or portfolio excess return to excess return on a market portfolio, e.g. a beta of 1.5 implies that 1.5 times the excess return on the market can be expected.

AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND
--------------------------------------------------------------------------------

PERFORMANCE -- AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2003

                                                                                          SINCE         SINCE
                                                         LAST      LAST       LAST      INCEPTION     INCEPTION
                                                        1 YEAR    3 YEARS    5 YEARS    (12/16/97)    (12/18/97)
                                                        ------    -------    -------    ----------    ----------
Institutional Shares (BMNIX)..........................  -15.11%    11.26%     1.75%        1.87%           --
Investor Shares (BRMIX)...............................  -15.33%    10.96%     1.43%          --          1.55%
Class A Shares (RVMAX)(1).............................  -15.52%    10.76%     1.26%        1.47%           --
Class A Shares*(1)....................................  -20.15%     8.68%     0.12%        0.49%           --
Class B Shares (RVMBX)(1).............................  -15.94%    10.17%     0.74%        0.94%           --
Class B Shares**(1)...................................  -20.14%     9.06%     0.35%        0.78%           --
Class C Shares (RVMCX)(2).............................  -15.85%    10.20%     0.77%        0.88%           --
Class C Shares***(2)..................................  -17.50%     9.82%     0.57%        0.71%           --
U.S. 90-day T-Bills...................................    1.12%     2.44%     3.51%        3.80%         3.80%

Past performance is not indicative of future results. The table above does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.

MARKET REVIEW

     The U.S. equity market rallied strongly during the six month period ending September 2003, with the Russell 1000 Index(3) rising 19.21%. After the toppling of Saddam Hussein in Iraq, investors seemed to turn their attention to a slowly emerging economic recovery. Despite mixed economic and corporate earnings signals and continued hostilities and uncertainty in Iraq, investors pushed up equity returns for six consecutive months until a modest sell-off in September. The September weakness came as the result of increasing concerns about overvaluation among the leading stocks as the broad-based economic recovery that is currently underway is likely to be only moderately strong in the near-term.

     Over the past six months, small-cap and growth stocks were the market leaders, reflecting investors' expectations for continued strengthening in the economy. For the period, the Russell 2000 Index(4) was up 34.62% compared with a 19.21% gain for the Russell 1000 Index. The surge in small-cap stocks has been fueled by strong gains in the technology sector. In fact, thus far in 2003, small-cap technology stocks have increased over 50%. Over the period April 1 to September 30, 2003, value stocks have outpaced growth by 0.91% in the large cap arena, but growth leads value by 4.25% in the mid/small end of the spectrum.

PERFORMANCE REVIEW

     For the six month period ending September 2003 the Fund lost 8.87% or 9.36% relative to its U.S. 90-Day T-bill benchmark. The poor performance for the trailing six months is due, primarily, to the Fund's positive net exposure to relative strength(5) (trailing price momentum), and secondarily to the Fund's negative net beta(6). Though the period was technically a "growth" period, the effect of the Fund's value bias was trivial. For much of the past year, the market leadership has been with a group of high beta, low quality stocks that our models find overpriced relative to their likely future earnings. As a result, the performance of the Fund has trailed our long-run return expectations.

     Returns associated with the Fund's industry posture were slightly negative. Gains were made from net long positions on Transport and Insurance, but losses associated with net short positions in Miscellaneous Finance and Biotech were more than offsetting. All told, net exposure to Industry accounted for approximately 80% of the negative active return for the period.

     Stock specific return, the return not attributable to style or industry risk, was actually positive over the trailing six months. Gains were made on both the long and short side of the portfolio. Unfortunately, the small positive contribution here was not enough to make up for the larger losses associated with relative strength and beta.

     The minimum investment for Institutional Shares is $1 million. The minimum investment for Investor Shares is $2,500. The minimum investment into Class A Shares, Class B Shares or Class C Shares is $1,000.

     PERFORMANCE DATA REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value may increase or decrease depending upon market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Total return includes change in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     Investment in shares of the AXA Rosenberg Value Long/Short Equity Fund is more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, an investment in the AXA Rosenberg Value Long/Short Equity Fund will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of fund typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, in various market climates, there is no assurance that the Manager will be successful.

     Since risk in the AXA Rosenberg Value Long/Short Equity Fund relates specifically to the Manager's stock selection techniques and not to any systematic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systematic influences. U.S. 90-day T-bills are such an asset. An investment in U.S. 90-day T-bills is different from an investment in the AXA Rosenberg Value Long/Short Equity Fund because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

     Small capitalization funds typically carry additional risks, since smaller companies generally have experienced a greater degree of volatility than average.

     Portfolio holdings are subject to change and may not represent current or future holdings.

     Investors cannot invest directly in any Index.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

     * Reflects maximum 5.50% sales charge.

    ** Reflects the applicable contingent deferred sales charge (CDSC) maximum
       5.00%.

   *** Reflects maximum 1.00% sales charge and the applicable contingent deferred sales charge (CDSC) maximum 1.00%.

   (1) Prior to the inception of Class A and Class B Shares on October 1, 2001, the performance is based on Institutional Share performance adjusted to reflect the deduction of fees and expenses.

   (2) Prior to the inception of Class C Shares on March 18, 2003, the performance is based on Institutional Share performance adjusted to reflect the deduction of fees and expenses.

   (3) The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in any index.

   (4) The Russell 2000 Index is an unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000 Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in any index.

   (5) Relative Strength is the rate at which a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

   (6) Beta is the systematic risk coefficient that expresses the expected response of asset or portfolio excess return to excess return on a market portfolio, e.g. a beta of 1.5 implies that 1.5 times the excess return on the market can be expected.

AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
--------------------------------------------------------------------------------

PERFORMANCE -- AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2003

                                                                                     SINCE        SINCE
                                                               LAST      LAST      INCEPTION    INCEPTION
                                                              1 YEAR    3 YEARS    (9/29/00)    (8/23/01)
                                                              ------    -------    ---------    ---------
Institutional Shares (MSMNX)................................  -11.06%    5.77%       5.77%          --
Investor Shares (RMSIX).....................................  -11.33%      --          --         5.88%
Class A Shares (RMNAX)(1)...................................  -11.42%    4.88%       4.88%          --
Class A Shares*(1)..........................................  -16.27%    2.92%       2.92%          --
Class B Shares (RMNBX)(1)...................................  -11.95%    4.28%       4.28%          --
Class B Shares**(1).........................................  -16.36%    3.04%       3.35%          --
Class C Shares (RMNCX)(2)...................................  -11.94%    4.73%       4.72%          --
Class C Shares***(2)........................................  -13.71%    4.38%       4.38%          --
U.S. 90-day T-bills.........................................    1.12%    2.44%       2.64%        1.87%

Past performance is not indicative of future results. The table above does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.

MARKET REVIEW

     The U.S. equity market rallied strongly during the six month period ending September 2003, with the Russell 1000 Index(3) rising 19.21%. After the toppling of Saddam Hussein in Iraq, investors seemed to turn their attention to a slowly emerging economic recovery. Despite mixed economic and corporate earnings signals and continued hostilities and uncertainty in Iraq, investors pushed up equity returns for six consecutive months until a modest sell-off in September. The September weakness came as the result of increasing concerns about overvaluation among the leading stocks as the broad-based economic recovery that is currently underway is likely to be only moderately strong in the near-term.

     Over the past six months, small-cap and growth stocks were the market leaders, reflecting investors' expectations for continued strengthening in the economy. For the period, the Russell 2000 Index(4) was up 34.62% compared with a 19.21% gain for the Russell 1000 Index. The surge in small-cap stocks has been fueled by strong gains in the technology sector. In fact, thus far in 2003, small-cap technology stocks have increased over 50%. Over the period April 1 to September 30, 2003, value stocks have outpaced growth stocks by 0.91% in the large cap arena, but growth leads value by 4.25% in the mid/small end of the spectrum.

     After six consecutive monthly gains in the Russell 1000 Index, the index declined in September 2003. The sell-off in the market in September was in part a reaction to how far these expensive technology stocks have risen in the last year with questionable improvement in earnings prospects.

PERFORMANCE REVIEW

     The Global Long/Short Equity Fund holds an equal-weighted combination of three strategies: US Value Long/Short Equity, US Large/Mid Cap Long/Short Equity, and US Growth Long/Short Equity. For the six month period ending September 2003 the Fund lost 6.49%, or 6.98% relative to its 90-Day T-bill benchmark. Since inception, the Fund has outperformed its benchmark by 3.13% on an annualized basis (in the Institutional shares).

     Though all of the Global Long/Short Equity Fund's constituent strategies lost money over the six month period, the Growth piece lost the least. Like all of AXA Rosenberg's US strategies, the Growth long/short portfolio carries a positive net exposure to relative strength(5) (a risk factor that has been soundly punished recently). Its other "growth" characteristics -- negative net exposure to both P/E(6) and P/B(7) -- gave the portfolio a little more resiliency in a difficult market environment.

     The primary source of loss for the Fund as a whole was a positive exposure to relative strength (trailing price momentum) and a slightly negative net beta(8). For much of the past year, the market leadership has been with a group of high beta, low quality stocks that our models find overpriced relative to their likely future earnings. As a result the performance of the Fund has trailed our long-run return expectations; however, the earnings of the companies we have held long have been superior to the companies in the short portfolio. Looking back at the portfolio held a year ago, the realized earnings on the longs have been far superior to those on the shorts. We believe that building portfolios with this earnings advantage may ultimately lead to strong performance.

     The minimum investment for Institutional Shares is $1 million. The minimum investment for Investor shares is $2,500. The minimum investment into Class A Shares, Class B Shares or Class C Shares is $1,000.

     PERFORMANCE DATA REPRESENTS PAST PERFORMANCE WHICH DOES NOT GUARANTEE FUTURE RESULTS. Investment return and principal value may increase or decrease depending upon market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Total return includes change in share price and reinvestment of distributions. Total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

     Investment in shares of the AXA Rosenberg Global Long/Short Equity Fund is more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, an investment in the AXA Rosenberg Global Long/Short Equity Fund will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of fund typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, in various market climates, there is no assurance that the Manager will be successful.

     Since risk in the AXA Rosenberg Global Long/Short Equity Fund relates specifically to the Manager's stock selection techniques and not to any systematic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systematic influences. U.S. 90-day T-bills are such an asset. An investment in U.S. 90-day T-bills is different from an investment in the AXA Rosenberg Global Long/Short Equity Fund because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

     International investing involves increased risk and volatility.

     Portfolio holdings are subject to change and may not represent current or future holdings.

     Investors cannot invest directly in any Index.

     AXA Rosenberg Mutual Funds are distributed by Barr Rosenberg Funds Distributor, Inc.

---------------

     * Reflects maximum 5.50% sales charge.

    ** Reflects the applicable contingent deferred sales charge (CDSC) maximum
       5.00%.

   *** Reflects maximum 1.00% sales charge and the applicable contingent deferred sales charge (CDSC) maximum 1.00%.

   (1) Prior to the inception of Class A and Class B Shares on October 1, 2001, the performance is based on Institutional Share performance adjusted to reflect the deduction of fees and expenses.

   (2) Prior to the inception of Class C Shares on March 17, 2003, the performance is based on Institutional Share performance adjusted to reflect the deduction of fees and expenses.

   (3) The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in any index.

   (4) The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in any index.

   (5) Relative Strength is the rate at which a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

   (6) P/E -- Price Earnings Ratio is the price of a stock divided by its earnings per share. The P/E ratio may either use the reported earnings from the latest year or employ an analyst's forecast of next years earnings.

   (7) P/B -- Price to Book compares the stock's market value to the value of the total assets less the total liabilities.

   (8) Beta is the systematic risk coefficient that expresses the expected response of asset or portfolio excess return to excess return on a market portfolio, e.g. a beta of 1.5 implies that 1.5 times the excess return on the market can be expected.

AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS -- 98.4%
              AIRCRAFT -- 0.0%
      1,700   Curtiss-Wright Corp. ......  $    120,054
                                           ------------
              AIRLINES -- 1.4%
     97,500   AirNet Systems, Inc.*......       391,950
    537,900   AirTran Holdings, Inc.*....     9,009,824
    128,300   Alaska Air Group, Inc.*....     3,569,306
     11,086   Frontier Airlines, Inc.*...       182,476
     42,730   MAIR Holdings, Inc.*.......       290,137
                                           ------------
                                             13,443,693
                                           ------------
              AUTOS -- 0.1%
     47,960   Edelbrock Corp. ...........       529,958
     45,100   R&B, Inc.*.................       580,888
        300   Wabash National Corp.*.....         4,785
                                           ------------
                                              1,115,631
                                           ------------
              BANKS -- 10.8%
     41,089   1st Source Corp. ..........       785,211
        102   Abigail Adams National
                Bancorp, Inc. ...........         1,758
      7,500   ACE Cash Express, Inc.*....       109,875
    229,900   Advanta Corp., Class A.....     2,528,900
         77   Ameriana Bancorp...........         1,174
      4,510   American Business Financial
                Services, Inc. ..........        22,911
     22,100   American Home Mortgage
                Holdings, Inc. ..........       388,297
     63,800   American Residential
                Investment Trust,
                Inc.*....................       521,884
     21,300   AmeriServ Financial,
                Inc. ....................        88,821
     30,900   ASTA Funding, Inc. ........       803,060
        300   Auburn National
                Bancorporation, Inc. ....         5,430
        755   Bancorp Rhode Island,
                Inc. ....................        21,412
    231,700   BankUnited Financial Corp.,
                Class A*.................     4,884,236
      5,300   Berkshire Bancorp, Inc. ...       227,900
     22,300   Berkshire Hills Bancorp,
                Inc. ....................       751,287
     11,300   BNCCORP, Inc.*.............       172,325
     85,536   BSB Bancorp, Inc. .........     2,370,203
      7,276   Business Bancorp...........       213,187
         93   BWC Financial Corp. .......         1,819
      3,990   California Independent
                Bancorp..................       139,953
      1,435   Capital Bank Corp. ........        22,530
         15   Capital Corp. of the
                West*....................           483
      8,902   Capital Crossing Bank*.....       316,466
     60,900   Capital Trust, Class A.....     1,206,429
     10,000   Cardinal Financial
                Corp.*...................        69,500
     22,600   Carver Bancorp, Inc. ......       410,190
     13,200   Cascade Financial Corp. ...       246,576
     18,513   CB Bancshares, Inc. .......     1,133,940
        300   Central Federal Corp. .....         4,200
      4,300   Central Pacific Financial
                Corp. ...................       105,350
     21,000   CFS Bancorp, Inc. .........       292,320
        210   Chemical Financial
                Corp. ...................         6,500
      3,700   City Holding Co. ..........       122,840
      4,375   Colony Bankcorp, Inc. .....        77,831
     18,326   Columbia Banking System,
                Inc. ....................       322,171
      4,500   Community Bank System,
                Inc. ....................       197,595
      2,800   Community Financial
                Corp. ...................        49,420
      6,600   Community West
                Bancshares*..............        46,200

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS (CONTINUED)
              BANKS (CONTINUED)
    157,950   CompuCredit Corp.*.........  $  2,764,125
      4,300   Corus Bankshares, Inc. ....       230,050
     29,300   Cowlitz Bancorp*...........       260,770
     23,300   Crescent Banking Co. ......       699,932
      4,210   Dearborn Bancorp, Inc.*....        87,989
     19,580   Desert Community Bank......       382,006
        100   DutchFork Bancshares,
                Inc.*....................         3,550
      2,400   ECB Bancorp, Inc. .........        54,024
      2,500   EFC Bancorp, Inc. .........        52,000
      9,200   Elmira Savings Bank, FSB...       266,708
     18,600   Encore Capital Group,
                Inc.*....................       217,620
      1,700   EverTrust Financial Group,
                Inc. ....................        48,246
     21,600   FFLC Bancorp, Inc. ........       627,048
      8,300   FFW Corp. .................       180,110
     15,700   Fidelity Southern Corp. ...       212,578
        600   First Bancorp of Indiana,
                Inc. ....................        11,730
     14,700   First Bancshares, Inc. ....       302,056
      1,700   First BancTrust Corp. .....        40,290
     45,700   First Citizens BancShares,
                Inc., Class A............     4,830,490
      7,300   First Federal Bancorp,
                Inc. ....................        58,765
      3,100   First Federal Bankshares,
                Inc. ....................        68,510
      9,300   First Kansas Financial
                Corp. ...................       159,774
      2,000   First Midwest Financial,
                Inc. ....................        44,100
      9,458   First Mutual Bancorp,
                Inc. ....................       182,539
        750   First Oak Brook Bancshares,
                Inc. ....................        18,675
        100   First Place Financial
                Corp. ...................         1,775
      4,000   First Regional Bancorp*....        82,440
      2,000   FirstFed America Bancorp,
                Inc. ....................        44,200
      2,100   FirstFed Bancorp, Inc. ....        17,052
     49,200   FirstFed Financial
                Corp.*...................     1,943,400
     17,100   Flagstar Bancorp, Inc. ....       392,445
     17,300   Florida Banks, Inc.*.......       201,372
      5,500   FMS Financial Corp. .......        92,125
     15,700   FSF Financial Corp. .......       483,403
        577   Gateway Financial Holdings,
                Inc.*....................         6,318
    107,900   Gold Banc Corp., Inc. .....     1,308,827
        200   Great Pee Dee Bancorp,
                Inc. ....................         3,326
      6,849   Greater Atlantic Financial
                Corp.*...................        54,450
      8,100   GS Financial Corp. ........       155,763
      1,600   Guaranty Financial
                Corp. ...................        25,456
     27,300   Habersham Bancorp..........       559,923
        300   Harrodsburg First Financial
                Bancorp, Inc. ...........         5,733
      2,000   Hemlock Federal Financial
                Corp. ...................        62,200
     10,500   Hingham Institution for
                Savings..................       388,500
      6,400   HMN Financial, Inc. .......       137,600
      2,782   Horizon Bancorp............        99,457
     32,300   HPSC, Inc.*................       290,700
      6,600   Hudson River Bancorp,
                Inc. ....................       212,058
     47,909   Humboldt Bancorp...........       751,692
      7,000   Iberiabank Corp. ..........       368,340
      9,922   Independence Federal
                Savings Bank*............       176,116
     22,400   InterCept, Inc.*...........       306,208
     13,990   International Bancshares
                Corp. ...................       579,886
     39,700   Intervest Bancshares
                Corp.*...................       514,115
    146,100   Irwin Financial Corp. .....     3,550,230
     30,000   ITLA Capital Corp.*........     1,278,300

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS (CONTINUED)
              BANKS (CONTINUED)
     13,300   Jacksonville Bancorp,
                Inc. ....................  $    495,558
      5,000   Kankakee Bancorp, Inc. ....       258,750
      4,100   Klamath First Bancorp,
                Inc. ....................        88,765
      4,900   Local Financial Corp.*.....        87,661
      3,500   Long Island Financial
                Corp. ...................        95,725
        100   LSB Financial Corp. .......         2,450
     21,180   MAF Bancorp, Inc. .........       809,076
     12,799   Massbank Corp. ............       470,619
      3,331   Matrix Bancorp, Inc.*......        30,212
        200   Mayflower Co-operative
                Bank.....................         3,860
     14,000   MB Financial, Inc. ........       621,600
      3,300   MFB Corp. .................       105,600
      3,621   MidWestOne Financial Group,
                Inc. ....................        65,073
        100   MutualFirst Financial,
                Inc. ....................         2,560
      6,280   Mystic Financial, Inc. ....       149,464
      1,200   National Mercantile
                Bancorp*.................         8,712
    231,450   New Century Financial
                Corp. ...................     6,554,663
      6,200   New Hampshire Thrift
                Bancshares, Inc. ........       160,704
     13,650   North Valley Bancorp.......       210,893
     11,870   Northeast Indiana Bancorp,
                Inc. ....................       223,037
      1,700   Northeast Pennsylvania
                Financial Corp. .........        29,750
     15,600   Northway Financial,
                Inc. ....................       465,036
      8,900   Onyx Acceptance Corp.*.....        85,885
      3,300   Oregon Trail Financial
                Corp. ...................        82,632
      5,600   Pacific Mercantile
                Bancorp*.................        54,320
     12,000   Park Bancorp, Inc. ........       336,000
      2,000   Parkvale Financial
                Corp. ...................        50,500
      7,350   Patriot Bank Corp. ........       138,180
     15,919   Patriot National Bancorp,
                Inc. ....................       173,995
     17,700   Pelican Financial, Inc. ...       188,682
      1,600   Peoples Community
                Bancorp*.................        35,200
     67,900   PFF Bancorp, Inc. .........     2,164,652
      3,800   Pittsburgh Financial
                Corp. ...................        74,062
      6,500   Pocahontas Bancorp,
                Inc. ....................        84,760
        500   Pointe Financial Corp. ....        11,200
     12,455   Progress Financial
                Corp. ...................       340,022
     11,600   Provident Bankshares
                Corp. ...................       327,700
      2,550   Provident Financial
                Holdings, Inc. ..........        76,551
     45,100   PSB Bancorp, Inc.*.........       374,330
      5,500   QCR Holdings, Inc. ........       123,750
    184,300   R & G Financial Corp.,
                Class B..................     5,381,559
        100   Republic First Bancorp,
                Inc.*....................         1,180
    198,900   Riggs National Corp. ......     3,132,675
    329,375   Saxon Capital, Inc.*.......     5,645,487
     22,300   Seacoast Financial Services
                Corp. ...................       461,833
        300   Security Bank Corp. .......         8,850
      1,700   Sierra Bancorp.............        26,146
     23,400   South Financial Group,
                Inc. ....................       582,426
      7,200   Southern Missouri Bancorp,
                Inc. ....................       198,072
     15,971   Southside Bancshares,
                Inc. ....................       258,083
      6,300   Southwest Bancorp, Inc. ...       106,155
        600   StateFed Financial
                Corp. ...................         7,212
    316,800   Staten Island Bancorp,
                Inc. ....................     6,161,759

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS (CONTINUED)
              BANKS (CONTINUED)
     52,700   Sterling Financial
                Corp.*...................  $  1,483,505
     12,100   Team Financial, Inc. ......       135,641
      3,900   Teche Holding Co. .........       138,450
     12,800   TF Financial Corp. ........       403,584
      6,100   The Peoples BancTrust Co.,
                Inc. ....................        88,822
        900   Thistle Group Holdings
                Co. .....................        23,175
     19,600   Timberland Bancorp,
                Inc. ....................       468,440
        200   Trust Co. of New Jersey....         6,400
     20,000   UCBH Holdings, Inc. .......       604,600
     52,500   UICI*......................       658,350
     93,786   UMB Financial Corp. .......     4,423,886
      3,007   UnionBancorp, Inc. ........        62,606
     10,000   United Bancshares, Inc. ...       162,500
      1,320   United Financial Corp. ....        30,360
     18,585   Unity Bancorp, Inc.*.......       208,152
     39,449   Wainwright Bank & Trust
                Co. .....................       446,523
      5,390   Washington Banking Co. ....        85,593
    241,847   Waypoint Financial
                Corp. ...................     4,836,940
      9,700   Wells Financial Corp. .....       260,639
    129,400   Westcorp...................     4,522,530
        400   Western Ohio Financial
                Corp. ...................        11,200
         45   WFS Financial, Inc.*.......         1,666
      3,600   Woronoco Bancorp, Inc. ....       100,800
     12,400   WSFS Financial Corp. ......       523,280
      2,500   Yardville National
                Bancorp..................        52,375
                                           ------------
                                            101,940,922
                                           ------------
              BIOTECHNOLOGY -- 0.4%
      1,600   Harvard Bioscience,
                Inc.*....................        11,872
    264,091   Nabi Biopharmaceuticals,
                Inc.*....................     2,226,288
    335,986   Savient Pharmaceuticals,
                Inc.*....................     1,696,729
     17,071   Third Wave Technologies*...        55,139
                                           ------------
                                              3,990,028
                                           ------------
              BUILDING -- 1.9%
      2,800   Advanced Medical Optics,
                Inc.*....................        50,288
      4,606   Anthony & Sylvan Pools
                Corp.*...................        16,489
     45,631   Beazer Homes USA, Inc.*....     3,851,256
      1,100   Captital Pacific Holdings,
                Inc.*....................         4,840
    109,200   Coachmen Industries,
                Inc. ....................     1,278,732
     26,625   Dominion Homes, Inc.*......       685,061
     53,000   Hovnanian Enterprises,
                Inc., Class A*...........     3,411,610
        200   Liberty Homes, Inc., Class
                A........................           850
     15,500   Matrix Service Co.*........       275,280
     63,851   Modtech Holdings, Inc.*....       506,977
     60,500   Orleans Homebuilders,
                Inc.*....................       715,110
     63,400   Ryland Group, Inc. ........     4,635,175
     50,600   Skyline Corp. .............     1,620,212
     39,800   Technical Olympic USA,
                Inc.*....................     1,094,500
                                           ------------
                                             18,146,380
                                           ------------
              CELLULAR -- 0.0%
     10,360   U.S. Cellular Corp.*.......       301,476
                                           ------------
              CHEMICALS -- 2.1%
     48,800   American Pacific Corp.*....       413,824
     30,219   American Vanguard Corp. ...       755,475
     38,600   Bairnco Corp. .............       269,042
    111,120   Esterline Technologies
                Corp.*...................     2,143,505
      5,900   Ethyl Corp.*...............        74,222

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS (CONTINUED)
              CHEMICALS (CONTINUED)
    262,900   Great Lakes Chemical
                Corp. ...................  $  5,286,919
    358,300   Hercules, Inc.*............     4,059,539
         68   LESCO, Inc.*...............           743
     10,350   MacDermid, Inc. ...........       273,758
    118,400   Minerals Technologies,
                Inc. ....................     6,026,559
      9,000   NL Industries, Inc. .......       146,430
     11,900   Stepan Co. ................       271,082
      1,300   Synalloy Corp.*............         7,709
                                           ------------
                                             19,728,807
                                           ------------
              COMPUTER -- 0.5%
    436,100   Cray, Inc.*................     4,788,378
      3,000   SteelCloud, Inc.*..........        13,500
                                           ------------
                                              4,801,878
                                           ------------
              CONSTRUCTION
                MATERIALS -- 0.3%
     65,200   Ameron International
                Corp. ...................     2,152,252
     14,600   Continental Materials
                Corp.*...................       339,450
      1,000   Oil-Dri Corporation of
                America..................        12,000
     26,500   Rock of Ages Corp. ........       147,075
        100   U.S. Concrete, Inc.*.......           512
        100   United States Lime &
                Minerals, Inc. ..........           475
                                           ------------
                                              2,651,764
                                           ------------
              DEFENSE -- 0.8%
     12,300   Allied Defense Group,
                Inc.*....................       259,653
    185,160   Griffon Corp.*.............     3,325,474
         25   Kaman Corp., Class A.......           324
     94,100   KVH Industries, Inc.*......     2,372,261
     30,500   Lowrance Electronics,
                Inc. ....................       353,495
     57,780   Todd Shipyards Corp. ......       924,480
                                           ------------
                                              7,235,687
                                           ------------
              DRUGS -- 3.2%
    368,300   Alpharma, Inc., Class A....     6,850,379
     66,800   BioSource International,
                Inc.*....................       484,300
     90,100   E-Z-EM, Inc. ..............     1,094,715
    180,333   Endo Pharmaceuticals
                Holdings, Inc.*..........     3,687,810
     97,596   Genencor International,
                Inc.*....................     1,531,281
    149,200   ICN Pharmaceuticals,
                Inc. ....................     2,560,272
    132,400   Inverness Medical
                Innovation, Inc.*........     3,362,960
    108,534   Kos Pharmaceuticals,
                Inc.*....................     3,733,570
          1   Martek Biosciences
                Corp.*...................            53
     62,100   Medicines Co.*.............     1,614,600
     19,200   Meridian Bioscience,
                Inc. ....................       192,384
    101,525   Nature's Sunshine Products,
                Inc. ....................       842,658
     66,900   Nutraceutical International
                Corp.*...................       693,753
    293,036   Perrigo Co. ...............     3,730,348
         78   Serologicals Corp.*........         1,026
      9,564   Ventana Medical Systems,
                Inc.*....................       385,429
                                           ------------
                                             30,765,538
                                           ------------
              DURABLES -- 0.2%
     19,700   Arctic Cat, Inc. ..........       380,801
     32,100   Thor Industries, Inc. .....     1,734,042
                                           ------------
                                              2,114,843
                                           ------------

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS (CONTINUED)
              ELECTRIC UTILITIES -- 1.0%
     71,400   Central Vermont Public
                Service Corp. ...........  $  1,583,652
    346,700   Duquesne Light Holdings,
                Inc. ....................     5,353,048
      3,200   Green Mountain Power
                Corp. ...................        72,160
    152,900   Unisource Energy Corp. ....     2,908,158
        100   Unitil Corp. ..............         2,507
                                           ------------
                                              9,919,525
                                           ------------
              FINANCIAL
                INVESTMENTS -- 0.8%
    144,750   Aaron Rents, Inc. .........     3,032,513
        200   Bestway, Inc.*.............         3,018
     42,600   California First National
                Bancorp..................       491,689
     49,600   Choice Hotels
                International, Inc.*.....     1,439,392
      6,355   Enstar Group, Inc.*........       249,434
     14,200   Fog Cutter Capital Group,
                Inc. ....................        71,980
     52,939   G-III Apparel Group,
                Ltd.*....................       515,626
      2,650   Municipal Mortgage & Equity
                L.L.C....................        64,978
     37,589   PICO Holdings, Inc.*.......       491,288
      1,135   Shenandoah
                Telecommunications
                Co. .....................        43,754
     83,900   TechTeam Global, Inc.*.....       512,629
     35,600   United Rentals, Inc.*......       572,804
     48,500   Willis Lease Finance
                Corp.*...................       266,265
                                           ------------
                                              7,755,370
                                           ------------
              FOOD -- 1.6%
     21,900   Andersons, Inc. ...........       333,975
     16,506   Cal-Maine Foods, Inc. .....       123,795
    162,900   Chiquita Brands
                International, Inc.*.....     2,883,330
      3,371   Farmer Brothers Co. .......     1,079,765
    196,950   Flowers Foods, Inc. .......     4,490,460
      2,800   Glacier Water Services,
                Inc.*....................        55,160
        800   Hansen Natural Corp.*......         4,672
     67,300   John B. Sanfilippo & Son,
                Inc.*....................     1,430,798
    141,000   Lance, Inc. ...............     1,401,540
     34,800   National Beverage Corp.*...       525,480
     44,900   Omega Protein Corp.*.......       294,095
     14,800   Sanderson Farms, Inc. .....       465,608
      4,230   Seaboard Corp. ............       909,873
        400   Seneca Foods Corp., Class
                B*.......................         7,600
     25,800   Sylvan, Inc.*..............       255,420
     21,600   Zapata Corp.*..............     1,207,440
                                           ------------
                                             15,469,011
                                           ------------
              HEALTH -- 0.3%
     23,600   Allied Healthcare
                International, Inc.*.....        92,512
    123,100   Beverly Enterprises,
                Inc.*....................       728,752
         76   National Healthcare
                Corp.*...................         1,085
     42,356   National Home Health Care
                Corp.*...................       347,319
         85   PacifiCare Health Systems,
                Inc.*....................         4,148
     75,085   VCA Antech, Inc.*..........     1,768,252
                                           ------------
                                              2,942,068
                                           ------------

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS (CONTINUED)
              HOUSEHOLD -- 3.7%
     22,300   A.T. Cross Co., Class A*...  $    133,800
    178,400   Acuity Brands, Inc. .......     3,221,904
     15,400   American Biltrite, Inc. ...       104,720
     15,400   American Locker Group,
                Inc.*....................       185,277
      3,300   Applica, Inc. .............        19,965
      4,300   Atlantis Plastics, Inc.,
                Class A*.................        30,788
     53,600   Bassett Furniture
                Industries, Inc. ........       726,280
     16,400   Brass Eagle, Inc.*.........       136,284
     26,500   Bush Industries, Inc. .....       126,140
    462,800   Callaway Golf Co. .........     6,604,156
    131,948   Central Garden & Pet
                Co.*.....................     3,446,482
      5,000   Chase Corp. ...............        62,750
     13,300   Chromcraft Revington,
                Inc.*....................       164,255
        150   Deswell Industries,
                Inc. ....................         3,153
      1,900   EXX, Inc., Class A*........         7,980
     15,800   Flexsteel Industries,
                Inc. ....................       287,781
    112,650   Fossil, Inc.*..............     2,729,510
     65,200   Genlyte Group, Inc.*.......     2,902,704
      3,300   Global-Tech Appliances,
                Inc.*....................        22,935
    107,200   Helen of Troy, Ltd.*.......     2,596,384
     12,500   Johnson Outdoors, Inc.,
                Class A*.................       162,013
      2,102   Juno Lighting, Inc.*.......        29,428
     16,100   K2, Inc.*..................       239,085
    213,500   Kimball International,
                Inc., Class B............     3,129,910
      1,490   Knape & Vogt Manufacturing
                Co. .....................        16,390
         99   Mity Enterprises, Inc.*....         1,267
     61,900   Movado Group, Inc. ........     1,355,610
      2,700   National Presto Industries,
                Inc. ....................        92,718
      7,100   Ohio Art Co. ..............        72,775
     20,600   Patrick Industries,
                Inc. ....................       139,874
     71,400   Russ Berrie & Co., Inc. ...     2,405,466
      2,700   Summa Industries*..........        19,602
        930   Variflex, Inc.*............         5,924
    120,800   West Pharmaceutical
                Services, Inc. ..........     3,782,248
                                           ------------
                                             34,965,558
                                           ------------
              INSTRUMENTS -- 6.8%
    187,200   Alaris Medical Systems,
                Inc.*....................     3,107,520
    166,295   Align Technology, Inc.*....     2,080,350
      3,700   American Shared Hospital
                Services.................        19,536
     12,000   Astro-Med, Inc. ...........       123,012
     12,305   Atrion Corp. ..............       556,186
      1,900   Badger Meter, Inc. ........        60,971
      4,700   Bio-Logic Systems Corp.*...        23,923
     74,400   Bio-Rad Laboratories, Inc.,
                Class A*.................     3,794,400
     12,373   Biosite, Inc.*.............       351,146
     54,335   Candela Corp.*.............       693,315
    329,800   Checkpoint Systems,
                Inc.*....................     5,210,840
     64,300   Coherent, Inc.*............     1,583,709
     98,470   Compex Technologies,
                Inc.*....................       741,578
    199,000   CONMED Corp.*..............     4,107,360
         51   Cyberonics, Inc.*..........         1,574
     99,800   Datascope Corp. ...........     3,067,852

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS (CONTINUED)
              INSTRUMENTS (CONTINUED)
     94,400   DJ Orthopedics, Inc.*......  $  1,316,880
      3,700   Inamed Corp.*..............       271,765
    183,500   Invacare Corp. ............     6,895,929
     44,103   Invivo Corp.*..............       691,976
     12,100   Isco, Inc. ................       107,085
     26,100   K-Tron International,
                Inc.*....................       443,700
     18,600   Kewaunee Scientific
                Corp. ...................       181,164
        100   LeCroy Corp.*..............         1,603
     38,650   Medstone International,
                Inc.*....................       156,146
    179,273   Mentor Corp. ..............     4,087,424
      1,400   Mesa Laboratories, Inc.*...        12,614
     68,400   Mine Safety Appliances
                Co. .....................     3,736,008
      5,000   MTS Systems Corp. .........        76,100
     32,000   Napco Security Systems,
                Inc.*....................       278,944
     45,219   New Brunswick Scientific
                Co., Inc.*...............       197,607
     11,389   O.I. Corp.*................        65,487
      3,100   Ocular Sciences, Inc.*.....        69,068
        600   Orthofix International
                N.V.*....................        21,960
     10,200   Perceptron, Inc.*..........        55,080
     37,000   Quidel Corp.*..............       248,270
    216,200   Sola International,
                Inc.*....................     3,459,200
     27,300   Span-America Medical
                Systems, Inc. ...........       253,890
    326,019   Thoratec Corp.*............     5,539,063
    171,138   Trimble Navigation,
                Ltd.*....................     3,961,845
     47,200   Utah Medical Products,
                Inc.*....................     1,168,200
    301,700   Viasys Healthcare, Inc.*...     6,094,339
                                           ------------
                                             64,914,619
                                           ------------
              INSURANCE -- 4.4%
     71,800   American Medical Security
                Group, Inc.*.............     1,458,258
     97,753   American Physicians
                Capital, Inc.*...........     2,715,578
     39,700   AmerUs Group Co. ..........     1,349,800
        600   Arch Capital Group,
                Ltd.*....................        19,806
      2,500   Bancinsurance Corp.*.......        16,250
     67,000   Commerce Group, Inc. ......     2,543,320
     17,500   Crawford & Co., Class B....       122,850
     52,500   Delphi Financial Group,
                Inc., Class A............     2,442,300
     44,700   FBL Financial Group, Inc.,
                Class A..................     1,101,408
     83,400   FPIC Insurance Group,
                Inc.*....................     1,256,838
     80,500   Great American Financial
                Resources, Inc. .........     1,165,640
     80,800   Horace Mann Educators
                Corp. ...................     1,172,408
     15,810   Independence Holding
                Co. .....................       343,868
     51,930   Kansas City Life Insurance
                Co. .....................     2,381,510
    101,700   LandAmerica Financial
                Group, Inc. .............     4,661,928
    288,212   Max Re Capital, Ltd. ......     4,902,486
        400   Merchants Group, Inc. .....         8,300
     25,937   Midland Co. ...............       552,458
     17,600   National Security Group,
                Inc. ....................       277,200
     15,200   National Western Life
                Insurance Co., Class
                A*.......................     2,087,872
      3,400   NYMAGIC, Inc. .............        76,262

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)
    128,751   Ohio Casualty Corp.*.......  $  1,866,890
    136,100   PMA Capital Corp., Class
                A........................     1,705,333
     68,600   PXRE Group, Ltd. ..........     1,231,370
      1,100   Reinsurance Group of
                America, Inc. ...........        44,825
      5,000   RLI Corp. .................       164,600
     86,400   SCPIE Holdings, Inc. ......       864,000
     51,034   Selective Insurance Group,
                Inc. ....................     1,518,772
    115,100   Stewart Information
                Services Corp.*..........     3,250,424
     65,800   Trover Solutions, Inc.*....       464,416
     12,675   United Fire & Casualty
                Co. .....................       463,398
        370   Wesco Financial Corp. .....       125,789
                                           ------------
                                             42,356,157
                                           ------------
              IT HARDWARE -- 5.1%
        400   Actel Corp.*...............         9,588
      2,700   Ade Corp.*.................        47,439
     24,812   ADTRAN, Inc. ..............     1,517,998
      3,500   Allen Organ Co., Class B...       150,920
     14,100   Amtech Systems, Inc.*......        75,435
    116,900   Andrew Corp.*..............     1,436,701
     48,241   Artisan Components,
                Inc.*....................       810,931
     50,300   Benchmark Electronics,
                Inc.*....................     2,126,181
        100   Bogen Communications
                International, Inc.*.....           416
      5,800   Catalyst Semiconductor,
                Inc.*....................        31,320
     51,000   Cobra Electronics Corp.*...       348,840
    109,342   Comtech Telecommunications
                Corp.*...................     2,614,367
     58,141   Daktronics, Inc.*..........       930,837
     39,920   Digi International,
                Inc.*....................       264,230
     51,807   Diodes, Inc.*..............     1,066,706
     10,500   Endwave Corp.*.............        59,640
      8,800   Espey Mfg. & Electronics
                Corp. ...................       201,960
    176,731   Hutchinson Technology,
                Inc.*....................     5,849,796
        200   Imation Corp. .............         6,530
    231,023   MEMC Electronic Materials,
                Inc.*....................     2,520,461
      8,700   Merrimac Industries,
                Inc.*....................        39,150
    380,500   Mykrolis Corp.*............     4,619,270
     18,700   Network Equipment
                Technologies, Inc.*......       171,105
      1,577   Nortech Systems, Inc.*.....        11,403
        200   OmniVision Technologies,
                Inc.*....................         8,448
      9,250   Orbit International
                Corp.*...................        65,213
     49,300   Peak International,
                Ltd.*....................       268,192
    293,900   Photronics, Inc.*..........     6,248,315
     72,345   Sparton Corp.*.............       763,240
    146,147   Standard Microsystems
                Corp.*...................     3,943,046
      3,800   Trident Microsystems,
                Inc.*....................        49,400
    208,045   Ultratech, Inc.*...........     5,871,030
     28,767   Video Display Corp.*.......       268,943
    299,954   Zoran Corp.*...............     5,849,103
                                           ------------
                                             48,246,154
                                           ------------
              LIQUOR & TOBACCO -- 0.0%
      7,400   Todhunter International,
                Inc.*....................        75,110
                                           ------------

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS (CONTINUED)
              MACHINERY -- 4.9%
     54,800   Ampco-Pittsburgh Corp. ....  $    657,052
        933   BHA Group Holdings,
                Inc. ....................        22,168
     88,474   Cascade Corp. .............     1,950,852
      6,600   Chicago Rivet & Machine
                Co. .....................       178,332
     35,800   CompX International,
                Inc. ....................       247,020
        900   Eastern Co. ...............        13,194
     16,000   ESCO Technologies, Inc.*...       724,320
     23,421   Evans & Sutherland Computer
                Corp.*...................       141,088
     10,500   Federal Screw Works........       353,850
     42,600   Flanders Corp.*............       205,332
     39,200   Gehl Co.*..................       446,488
      2,300   Graham Corp. ..............        21,896
     89,200   Hardinge, Inc. ............       736,792
     36,100   International Aluminum
                Corp. ...................       785,536
    125,600   Kaydon Corp. ..............     2,981,744
     42,280   Key Technology, Inc.*......       485,374
        400   Lancer, Corp.*.............         1,960
    321,500   Lennox International,
                Inc. ....................     4,697,115
     90,300   Lifetime Hoan Corp. .......       944,538
     56,400   MagneTek, Inc.*............       279,180
      5,300   Mestek, Inc.*..............        89,093
     80,864   Middleby Corp.*............     1,492,749
     12,000   Minuteman International,
                Inc. ....................       108,000
     12,473   P & F Industries, Inc.*....        94,171
        500   Paul Mueller Co. ..........        20,885
         58   Peerless Mfg., Co.*........           633
      7,588   Q.E.P. Co., Inc.*..........        78,513
     17,000   Regal-Beloit Corp. ........       346,800
     93,700   Robbins & Myers, Inc. .....     2,083,888
     44,673   Rofin-Sinar Technologies,
                Inc.*....................       937,686
     30,700   Sauer-Danfoss, Inc. .......       432,870
     33,200   SL Industries, Inc.*.......       265,268
    100,634   SPS Technologies, Inc.*....     4,528,530
     66,900   Standard Motor Products,
                Inc. ....................       675,690
     80,200   Standex International
                Corp. ...................     1,948,860
      4,200   TB Wood's Corp. ...........        33,642
     98,200   Tecumseh Products Co.,
                Class B..................     3,486,100
    306,500   Terex Corp.*...............     5,679,445
    175,800   Toro Co. ..................     7,911,001
     19,100   Twin Disc, Inc. ...........       317,060
     47,898   Walter Industries, Inc. ...       513,946
      2,800   York International
                Corp. ...................        96,852
                                           ------------
                                             47,015,513
                                           ------------
              MEDIA -- 1.7%
        200   Banta Corp. ...............         7,200
    169,800   Bowne & Co., Inc. .........     2,538,510
      1,000   Consolidated Graphics,
                Inc.*....................        25,430
        900   Daily Journal Corp.*.......        24,093
     46,400   Equity Marketing, Inc.*....       700,594
      7,308   Grey Global Group, Inc. ...     5,562,118
     43,200   Hearst -- Argyle
                Television, Inc.*........     1,045,440
        900   Integrity Media, Inc.*.....         3,285
     81,300   Media General, Inc., Class
                A........................     4,967,430
     20,600   Outlook Group Corp. .......       113,939

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS (CONTINUED)
              MEDIA (CONTINUED)
 7/8w57,100   Thomas Nelson, Inc.*.......  $    788,551
     11,900   Tufco Technologies,
                Inc.*....................        76,636
                                           ------------
                                             15,853,226
                                           ------------
              METALS -- 0.9%
    155,900   AMCOL International
                Corp. ...................     1,926,924
     58,300   General Cable Corp.*.......       464,068
    163,300   Hecla Mining Co.*..........       855,692
     34,300   L.B. Foster Co.,
                Class A*.................       196,539
     59,420   Layne Christensen Co.*.....       570,135
     18,820   Olympic Steel, Inc.*.......        81,867
     68,700   RTI International Metals,
                Inc.*....................       722,724
    130,200   Ryerson Tull, Inc. ........     1,015,560
    112,300   Southern Peru Copper
                Corp. ...................     2,484,076
                                           ------------
                                              8,317,585
                                           ------------
              MISCELLANEOUS FINANCIAL --
                0.4%
     49,200   Affiliated Managers Group,
                Inc.*....................     3,089,760
     21,400   First Albany Cos, Inc. ....       272,850
     54,500   Maxcor Financial Group,
                Inc. ....................       746,105
      1,100   Stifel Financial Corp.*....        14,850
          2   Tradestation Group,
                Inc.*....................            15
                                           ------------
                                              4,123,580
                                           ------------
              OFFICE MACHINERY -- 2.1%
    217,600   Avid Technology, Inc.*.....    11,497,983
     34,800   Ciprico, Inc.*.............       174,000
     34,620   Interphase Corp.*..........       314,350
    370,200   Iomega Corp.*..............     4,124,028
     26,550   Metrologic Instruments,
                Inc.*....................       955,535
     41,700   PAR Technology Corp.*......       277,305
     30,700   Printronix, Inc.*..........       406,775
     42,356   Stratasys, Inc.*...........     1,805,213
     23,037   X-Rite, Inc. ..............       260,779
                                           ------------
                                             19,815,968
                                           ------------
              OIL -- 2.4%
     77,100   Arch Coal, Inc. ...........     1,712,391
      3,400   Barnwell Industries,
                Inc.*....................        84,320
      9,058   Brigham Exploration Co.*...        61,594
     52,939   Castle Energy Corp. .......       280,047
     40,725   Clayton Williams Energy,
                Inc.*....................       767,666
    149,700   Comstock Resources,
                Inc.*....................     1,999,992
    139,700   Denbury Resources, Inc.*...     1,726,692
     16,500   Dominion Resources Black
                Warrior Trust............       452,925
     23,600   Edge Petroleum Corp.*......       155,264
    194,600   Energy Partners, Ltd.*.....     2,163,952
      1,000   Houston Exploration Co.*...        35,100
     17,400   Hugoton Royalty Trust......       326,076
    407,400   KCS Energy, Inc.*..........     2,770,320
    155,962   Patina Oil & Gas Corp. ....     5,652,064
     66,500   Penn Virginia Corp. .......     2,939,300
     28,000   PetroCorp, Inc.*...........       376,880
      6,600   Prime Energy, Inc.*........        68,647
     44,500   Stone Energy Corp.*........     1,569,960
     22,400   Vintage Petroleum, Inc. ...       243,712
                                           ------------
                                             23,386,902
                                           ------------

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS (CONTINUED)
              OIL DISTRIBUTION -- 0.1%
      3,200   Adams Resources & Energy,
                Inc. ....................  $     32,160
      2,300   Petroleum Development
                Corp.*...................        27,554
    216,900   TransMontaigne, Inc.*......     1,292,724
                                           ------------
                                              1,352,438
                                           ------------
              OIL SERVICES -- 1.1%
      3,100   Dawson Geophysical Co.*....        21,359
      8,500   Lufkin Industries, Inc. ...       204,000
     42,100   NATCO Group, Inc.,
                Class A*.................       260,178
    186,200   Oil States International,
                Inc.*....................     2,362,878
    156,800   Resource America, Inc.,
                Class A..................     1,862,784
    238,250   TETRA Technologies,
                Inc.*....................     4,912,715
    117,400   Torch Offshore, Inc.*......       680,920
                                           ------------
                                             10,304,834
                                           ------------
              OTHER UTILITIES -- 0.3%
        100   Delta Natural Gas Co.,
                Inc. ....................         2,301
     13,374   Duratek, Inc.*.............       119,296
      2,438   Energy West, Inc. .........        16,822
      1,300   Florida Public Utilities
                Co. .....................        20,007
      4,600   Northwest Natural Gas
                Co. .....................       133,400
      2,500   RGC Resources, Inc. .......        56,900
        500   SJW Corp. .................        42,250
     51,100   South Jersey Industries,
                Inc. ....................     1,934,135
     53,000   Southern Union Co.*........       901,000
        500   Waste Industries USA,
                Inc.*....................         4,480
                                           ------------
                                              3,230,591
                                           ------------
              PAPER -- 0.9%
        100   Carmel Container Systems,
                Ltd.*....................           345
      7,500   Chesapeake Corp. ..........       169,050
     26,700   CSS Industries, Inc. ......       687,525
      2,300   DSG International, Ltd. ...        17,618
    210,100   Louisiana-Pacific Corp.*...     2,895,178
     30,700   Nashua Corp.*..............       244,065
    184,530   Universal Forest Products,
                Inc. ....................     4,478,543
     29,400   Wausau-Mosinee Paper
                Corp. ...................       358,974
                                           ------------
                                              8,851,298
                                           ------------
              REAL ESTATE DEVELOPMENT --
                1.1%
      2,300   American Safety Insurance
                Group, Ltd. .............        28,405
     41,200   AMREP Corp. ...............       619,648
     28,809   Avatar Holdings, Inc.*.....       921,312
     81,600   Bluegreen Corp.*...........       473,280
      3,200   ILX Resorts, Inc. .........        24,000
     16,900   J.W. Mays, Inc.*...........       222,404
        900   Patriot Transportation
                Holding, Inc.*...........        26,190
         36   Stratus Properties,
                Inc.*....................           353
     80,769   Tarragon Realty Investors,
                Inc.*....................     1,231,727
    520,700   Trizec Properties, Inc. ...     6,383,782
      5,400   United Capital Corp. ......        97,200
                                           ------------
                                             10,028,301
                                           ------------

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS (CONTINUED)
       3/4w   REAL ESTATE INVESTMENT TRUSTS -- 4.7%
     61,900   Amli Residential Properties
                Trust....................  $  1,621,780
      4,000   Bedford Property Investors,
                Inc. ....................       103,800
     59,300   Boykin Lodging Co. ........       488,632
    217,900   Brandywine Realty Trust....     5,597,851
     16,560   CBL & Associates
                Properties, Inc. ........       826,344
    145,400   Corporate Office Properties
                Trust....................     2,691,354
    193,000   Cousins Properties,
                Inc. ....................     5,355,750
      3,100   ElderTrust.................        30,535
      9,100   Glenborough Realty Trust,
                Inc. ....................       171,626
     40,000   Hanover Capital Mortgage
                Holdings, Inc. ..........       422,000
        600   Hersha Hospitality Trust...         5,460
    355,300   HRPT Properties Trust......     3,247,442
    209,100   Keystone Property Trust....     4,236,366
    165,100   Koger Equity, Inc. ........     3,103,880
     92,300   LTC Properties, Inc. ......     1,068,834
     12,400   Mid-America Apartment
                Communities, Inc. .......       374,232
     34,000   Middleton Doll Co. ........       183,600
     13,000   Mission West Properties,
                Inc. ....................       160,680
     97,100   Novastar Financial,
                Inc. ....................     5,580,337
     17,100   One Liberty Properties,
                Inc. ....................       317,205
     50,000   Parkway Properties,
                Inc. ....................     2,185,000
     26,900   Pennsylvania Real Estate
                Investment Trust.........       899,805
    130,299   Prentiss Properties
                Trust....................     4,039,269
     11,800   Presidential Realty Corp.,
                Class B..................        94,400
     29,500   Senior Housing Properties
                Trust....................       425,095
     43,900   SL Green Realty Corp. .....     1,585,229
     37,000   Winston Hotels, Inc. ......       336,700
                                           ------------
                                             45,153,206
                                           ------------
              RETAIL -- 6.2%
     61,746   1-800 CONTACTS, Inc.*......     1,246,034
    218,200   1-800-FLOWERS.COM, Inc.,
                Class A*.................     1,640,864
     20,511   America's Car-Mart,
                Inc.*....................       614,304
     41,100   Blair Corp. ...............       854,880
     42,800   Bombay Co., Inc.*..........       421,580
      1,700   Bon-Ton Stores, Inc. ......        16,915
     21,710   Books-A-Million, Inc.*.....        89,554
     88,149   Brookstone, Inc.*..........     1,747,995
    165,900   Brown Shoe Co., Inc. ......     5,259,030
    220,900   Burlington Coat Factory
                Warehouse Corp. .........     4,130,830
     42,800   Cash America International,
                Inc. ....................       701,920
     24,400   Cato Corp., Class A........       492,148
     35,158   Charming Shoppes, Inc.*....       200,752
     11,000   Chico's FAS, Inc.*.........       337,040
     66,472   Chronimed, Inc.*...........       606,889
      1,400   Excelligence Learning
                Corp.*...................         7,000
     69,100   EZCORP, Inc.*..............       420,128
      3,100   Finish Line, Inc.,
                Class A*.................        81,530

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS (CONTINUED)
              RETAIL (CONTINUED)
      7,800   Foodarama Supermarkets,
                Inc.*....................  $    191,178
     21,950   Fresh Brands, Inc. ........       299,618
     68,915   Friedman's, Inc.,
                Class A..................       961,364
     97,854   Goody's Family Clothing,
                Inc. ....................       964,840
     81,858   GSI Commerce, Inc.*........       816,943
     31,958   Hastings Entertainment,
                Inc.*....................       124,636
      4,700   Haverty Furniture Cos,
                Inc. ....................        85,916
    162,699   Insight Enterprises,
                Inc.*....................     2,476,279
     54,900   InterTAN, Inc.*............       502,335
         28   Jos. A. Bank Clothiers,
                Inc.*....................         1,231
    254,900   Linens 'n Things, Inc.*....     6,061,523
    178,000   Longs Drug Stores Corp. ...     3,583,140
        768   Matria Healthcare, Inc.*...        13,256
    241,955   Pacific Sunwear of
                California, Inc.*........     4,998,790
     10,100   PC Mall, Inc.*.............       105,545
    174,900   Ruddick Corp. .............     2,717,946
      6,000   Rush Enterprises, Inc.,
                Class A*.................        40,200
     11,800   Rush Enterprises, Inc.,
                Class B*.................        79,060
     14,000   S&K Famous Brands, Inc.*...       238,700
    182,200   ShopKo Stores, Inc.*.......     2,733,000
     29,800   Sport Chalet, Inc.*........       220,520
     80,043   Stage Stores, Inc.*........     2,039,496
     40,000   Syms Corp.*................       261,600
     12,400   Systemax, Inc.*............        82,336
    177,000   Tractor Supply Co.*........     5,807,370
    169,900   Trans World Entertainment
                Corp.*...................       959,935
     22,200   Village Super Market,
                Inc. ....................       600,310
     30,500   Weis Markets, Inc. ........     1,037,305
      2,100   West Marine, Inc.*.........        40,005
        300   Wolohan Lumber Co. ........         7,650
     61,400   Zale Corp.*................     2,726,774
                                           ------------
                                             59,648,194
                                           ------------
              SERVICES -- 6.6%
        200   Ablest, Inc.*..............         1,090
     17,300   Almost Family, Inc.*.......       140,476
      4,885   Ambassadors Groups,
                Inc.*....................        83,094
     43,400   Angelica Corp. ............       824,600
     83,600   CDI Corp. .................     2,259,708
    128,900   Cornell Cos., Inc.*........     2,120,405
        400   CPI Corp. .................         7,360
     18,200   Discovery Partners
                International*...........       107,744
      3,900   Ecology & Environment,
                Inc. ....................        40,950
     52,600   Exponent, Inc.*............       914,714
     14,800   Gevity HR, Inc. ...........       217,264
     67,435   Healthcare Services Group,
                Inc. ....................     1,112,678
     41,100   Horizon Health Corp.*......       807,615
    132,000   IMCO Recycling, Inc.*......       811,800
     14,300   Imperial Parking Corp.*....       301,730
    153,704   Kelly Services, Inc.,
                Class A..................     3,833,378
    176,894   Kroll, Inc.*...............     3,290,228
      2,300   Mac-Gray Corp.*............        10,695
    111,800   Metal Management, Inc.*....     2,180,100
     25,400   Modem Media, Inc.*.........       127,000

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS (CONTINUED)
              SERVICES (CONTINUED)
  3/4w7,700   Monro Muffler Brake,
                Inc.*....................  $    227,920
    802,500   MPS Group, Inc.*...........     7,222,500
     76,700   Navigant International,
                Inc.*....................     1,074,567
    167,650   NCO Group, Inc.*...........     3,934,746
     30,600   Opinion Research Corp.*....       186,660
    218,492   PARXEL International
                Corp.*...................     3,347,297
     90,000   Pre-Paid Legal Services,
                Inc.*....................     2,107,800
      2,300   RCM Technologies, Inc.*....        11,132
     38,700   ResortQuest International,
                Inc.*....................       255,420
    132,400   Schnitzer Steel Industries,
                Inc., Class A............     3,975,972
      1,400   Security Capital Corp.,
                Class A*.................         9,240
     30,701   Security National Financial
                Corp., Class A*..........       190,038
     15,600   SOURCECORP, Inc.*..........       362,700
     77,700   StarTek, Inc. .............     2,486,400
     24,354   Steiner Leisure, Ltd.*.....       466,623
    298,600   Sylvan Learning Systems,
                Inc.*....................     8,145,807
     96,013   Tetra Tech, Inc.*..........     1,911,619
     54,050   University of Phoenix
                Online*..................     3,598,649
    600,009   US Oncology, Inc.*.........     4,386,066
     13,700   Volt Information Sciences,
                Inc.*....................       226,050
                                           ------------
                                             63,319,835
                                           ------------
              SOAPS & COSMETICS -- 0.2%
     39,200   Cascade International,
                Inc. (b)*................             0
     41,700   CPAC, Inc. ................       253,953
     46,000   Del Laboratories, Inc.*....     1,299,500
     13,800   Inter Parfums, Inc. .......       138,000
                                           ------------
                                              1,691,453
                                           ------------
              SOFTWARE -- 8.1%
    132,685   American Management
                Systems, Inc.*...........     1,691,734
     83,200   American Software, Inc.,
                Class A..................       401,024
    412,061   Ascential Software
                Corp.*...................     7,635,490
     39,841   Black Box Corp. ...........     1,586,070
     29,700   Captiva Software Corp.*....       222,453
    288,600   CIBER, Inc.*...............     2,193,360
     54,860   Concerto Software, Inc.*...       466,310
     53,400   Covansys Corp.*............       324,672
     50,500   Dendrite International,
                Inc.*....................       767,095
     30,440   Digital River, Inc.*.......       832,534
    118,600   Edgewater Technology,
                Inc.*....................       616,720
    493,078   eFunds Corp.*..............     6,089,513
    136,986   Epicor Software Corp.*.....     1,224,655
    205,323   eResearch Technology,
                Inc.*....................     7,151,400
    208,446   FileNet Corp.*.............     4,183,511
     33,362   Group 1 Software, Inc.*....       599,515
    203,898   Hyperion Solutions
                Corp.*...................     5,886,535
    195,237   IDX Systems Corp.*.........     4,513,879
      5,516   infoUSA, Inc.*.............        41,425
      2,900   InsWeb Corp.*..............        14,500
         12   Kronos, Inc.*..............           635
    134,732   Lightbridge, Inc.*.........     1,270,523
     41,650   Manatron, Inc.*............       279,888
    464,600   Mentor Graphics Corp.*.....     8,144,437

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS (CONTINUED)
              SOFTWARE (CONTINUED)
      1,500   Mobius Management Systems,
                Inc.*....................  $     12,030
     16,483   NWH, Inc. .................       319,276
    101,300   Progress Software Corp.*...     2,177,950
     17,611   QAD, Inc.*.................       193,017
     54,100   Radica Games, Ltd.*........       378,700
      7,700   Rogue Wave Software,
                Inc.*....................        31,709
    387,225   RSA Security, Inc.*........     5,529,573
     28,200   Source Interlink Cos,
                Inc.*....................       265,080
    131,517   SPSS, Inc.*................     2,218,692
     75,009   SS&C Technologies, Inc. ...     1,499,430
    292,400   Sybase, Inc.*..............     4,973,724
     10,700   Sykes Enterprises, Inc.*...        70,834
    342,300   Systems & Computer
                Technology Corp.*........     3,570,189
     39,000   TSR, Inc. .................       280,800
      4,000   ValueClick, Inc.*..........        33,640
                                           ------------
                                             77,692,522
                                           ------------
              TELEPHONE -- 0.6%
         91   Alaska Communications
                Systems Group, Inc.*.....           411
     26,100   Atlantic Tele-Network,
                Inc. ....................       552,015
      2,500   D&E Communication, Inc. ...        35,450
     78,485   Earthlink, Inc.*...........       645,932
    120,246   Golden Telecom, Inc.*......     3,287,525
      9,500   Hector Communications,
                Inc.*....................       124,070
     12,841   MarketWatch.com, Inc.*.....       107,364
     13,900   New Frontier Media,
                Inc.*....................        52,820
     47,300   Playboy Enterprises, Inc.,
                Class A*.................       636,658
                                           ------------
                                              5,442,245
                                           ------------
              TEXTILES -- 2.8%
     17,440   Albany International Corp.,
                Class A..................       537,850
      5,872   Ashworth, Inc.*............        40,693
     74,600   Deckers Outdoor Corp.*.....       746,000
     16,600   Delta Apparel, Inc. .......       250,660
     25,500   Haggar Corp. ..............       393,975
      2,200   Hallwood Group, Inc.*......        41,118
     39,800   Hampshire Group, Ltd.*.....     1,267,232
     48,300   Kellwood Co. ..............     1,615,635
     16,753   Lakeland Industries,
                Inc.*....................       198,858
     26,300   McRae Industries, Inc.,
                Class A..................       209,085
     33,300   Oxford Industries, Inc. ...     2,137,860
    317,400   Phillips-Van Heusen
                Corp. ...................     4,764,174
     16,600   Phoenix Footwear Group,
                Inc.*....................        98,936
      2,000   Quiksilver, Inc.*..........        31,900
        100   Rocky Shoes & Boots,
                Inc.*....................         1,135
    181,100   Russell Corp. .............     2,951,930
     12,620   Saucony, Inc., Class A.....       174,156
     14,418   Steven Madden, Ltd.*.......       273,509
    384,300   Stride Rite Corp. .........     4,150,440
      2,600   Superior Uniform Group,
                Inc. ....................        35,724
    533,100   Tommy Hilfiger Corp.*......     6,349,221
                                           ------------
                                             26,270,091
                                           ------------
              TRANSPORTATION -- 3.3%
     53,900   Alexander & Baldwin,
                Inc. ....................     1,513,512

              See accompanying notes to the financial statements.
                                        28
AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS (CONTINUED)
              TRANSPORTATION (CONTINUED)
        600   Boyd Brothers
                Transportation, Inc.*....  $      3,384

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS (CONTINUED)
              TRANSPORTATION (CONTINUED)
 3/4w16,000   C2, Inc.*..................  $    185,440
     70,288   Celadon Group, Inc.*.......       903,201
         56   Covenant Transport, Inc.,
                Class A*.................         1,030
      3,600   Dynamex, Inc.*.............        32,436
    303,955   EGL, Inc.*.................     5,525,902
    232,300   Frontline, Ltd. ...........     3,891,025
    346,600   General Maritime Corp.*....     3,965,104
      3,900   Hub Group, Inc.,
                Class A*.................        42,510
      1,507   Landstar System, Inc.*.....        91,957
      5,600   Maritrans, Inc. ...........        84,000
      5,025   Marten Transport, Ltd.*....       131,153
      3,500   Nordic American Tanker
                Shipping, Ltd. ..........        48,300
     27,200   Old Dominion Freight Line,
                Inc.*....................       791,248
    226,200   Overseas Shipholding Group,
                Inc. ....................     5,847,269
     39,900   Sea Containers, Ltd.,
                Class A..................       582,939
     66,600   U.S. Xpress Enterprises,
                Inc., Class A*...........       815,850
     76,229   USA Truck, Inc.*...........       892,642
     32,904   USF Corp. .................     1,035,489
    165,420   Yellow Corp.*..............     4,942,750
                                           ------------
                                             31,327,141
                                           ------------
              TRAVEL &
                ENTERTAINMENT -- 2.8%
     61,800   AMC Entertainment, Inc.*...       828,120
     31,080   Ark Restaurants Corp.*.....       313,908
     86,780   Aztar Corp.*...............     1,536,874
    142,900   Bally Total Fitness Holding
                Corp.*...................     1,236,085
     17,700   Bob Evans Farms, Inc. .....       472,767
    103,507   Checkers Drive-In
                Restaurants, Inc. *......       952,264
    139,700   Dave & Buster's, Inc.*.....     1,438,910
     14,200   Frisch's Restaurants,
                Inc. ....................       344,776
     35,900   Garden Fresh Restaurant
                Corp.*...................       571,169
     43,300   Gaylord Entertainment
                Co.*.....................     1,063,015
      3,500   J. Alexander's Corp.*......        16,835
     80,500   Kerzner International,
                Ltd.*....................     2,864,190
      2,013   Lakes Entertainment,
                Inc.*....................        18,499
    149,300   Landry's Restaurants,
                Inc. ....................     3,075,580
    150,800   Lone Star Steakhouse &
                Saloon, Inc. ............     3,151,720
     13,400   Marcus Corp. ..............       204,484
      7,100   Max & Erma's Restaurants,
                Inc.*....................       122,333
    147,862   Movie Gallery, Inc.*.......     2,905,488
        300   Nathan's Famous, Inc.*.....         1,299
     57,180   Rare Hospitality
                International, Inc.*.....     1,424,354
    139,150   Ryan's Family Steak Houses,
                Inc.*....................     1,779,729

  SHARES                                      VALUE
-----------                                ------------
              COMMON STOCKS (CONTINUED)
              TRAVEL & ENTERTAINMENT
                (CONTINUED)
      1,000   Smith & Wollensky
                Restaurant Group,
                Inc.*....................  $      5,990
     39,100   Sonesta International
                Hotels Corp., Class A....       187,289
    140,900   Vail Resorts, Inc.*........     2,014,870
      3,600   WestCoast Hospitality
                Corp.*...................        16,560
                                           ------------
                                             26,547,108
                                           ------------
              WHOLESALE -- 1.8%
      3,375   Aceto Corp. ...............        47,250
      2,000   AMCON Distributing Co. ....         9,200
      2,800   Applied Industrial
                Technologies, Inc. ......        55,636
        600   Aristotle Corp.*...........         3,060
    203,100   Aviall, Inc.*..............     2,514,378
        200   CellStar Corp.*............         1,582
      3,375   Aceto Corp. ...............        47,250
      2,000   AMCON Distributing Co. ....         9,200
      2,800   Applied Industrial
                Technologies,............        55,636
        600   Aristotle Corp.*...........         3,060
    203,100   Aviall, Inc.*..............     2,514,378
        200   CellStar Corp.*............         1,582
     10,618   Chindex International,
                Inc.*....................       201,530
     69,700   CompuCom Systems, Inc.*....       292,740
     78,300   Department 56, Inc.*.......       994,410
     57,400   Enesco Group, Inc.*........       459,200
      4,000   GTSI Corp.*................        41,400
    143,700   Handleman Co. .............     2,425,656
     29,201   Huffy Corp.*...............       178,126
     20,357   Keystone Automotive
                Industries, Inc.*........       441,747
      8,000   Moore Medical Corp.*.......        46,080
     21,900   Noland Co. ................       747,885
     24,775   Pomeroy Computer
                Resources,...............       314,643
        300   PSS World Medical, Inc.*...         2,661
      6,700   Richardson Electronics,
                Ltd. ....................        71,020
    273,900   Stewart & Stevenson
                Services,................     4,113,978
    138,300   United Natural Foods,
                Inc.*....................     4,590,176
      5,950   Watsco, Inc., Class B......       113,050
                                           ------------
                                             17,665,408
                                           ------------
              TOTAL COMMON STOCKS........   940,037,712
                                           ------------
              PREFERRED STOCKS -- 0.0%
              REAL ESTATE INVESTMENT TRUSTS -- 0.0%
      4,070   Cornerstone Realty
                Series B.................        32,886
                                           ------------
              TOTAL PREFERRED STOCKS.....        32,886
                                           ------------
              RIGHTS -- 0.0%
              BUILDING -- 0.0%
      4,200   Miller Building Systems
                (b)*.....................             0
                                           ------------
              TOTAL RIGHTS...............             0
                                           ------------

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES OR
 PRINCIPAL                                    VALUE
-----------                                ------------
              REPURCHASE AGREEMENTS --
                1.9%
$17,906,000   State Street Bank dated
                9/30/03, due 10/1/03 at
                0.15% with a maturity
                value of $17,906,075
                (Fully collateralized by
                U.S. Treasury Notes).....  $ 17,906,000
                                           ------------
              TOTAL REPURCHASE
                AGREEMENTS...............    17,906,000
                                           ------------
              SHORT-TERM SECURITIES HELD
                AS COLLATERAL FOR
                SECURITIES LENDING --2.7%
 25,684,030   Pool of various U.S.
                Treasury instruments for
                AXA Rosenberg U.S. Small
                Capitalization
                Fund -- note 2
                (Securities Lending).....    25,684,030
              TOTAL SHORT-TERM SECURITIES
                HELD AS COLLATERAL FOR
                SECURITIES LENDING.......    25,684,030
                                           ------------
              TOTAL INVESTMENTS COST
                ($807,985,639) (A) --
                103.0%...................   983,660,628
              LIABILITIES IN EXCESS OF
                OTHER ASSETS -- (3.0)%...   (28,637,506)
                                           ------------
              NET ASSETS -- 100.0%.......  $955,023,122
                                           ============

---------------

*  Non-income producing security.
(a) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.............  $ 195,892,574
   Unrealized depreciation.............    (20,217,585)
                                         -------------
   Net unrealized appreciation.........  $ 175,674,989
                                         =============

(b) Bankrupt security/delisted; fair-valued by Management.

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. DISCOVERY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                         VALUE
-------                                                     -----------
          COMMON STOCKS -- 99.8%
          AIRCRAFT -- 0.0%
    800   CPI Aerostructures, Inc.*.......................  $     7,192
    100   Curtiss-Wright Corp. ...........................        7,062
                                                            -----------
                                                                 14,254
                                                            -----------
          AIRLINES -- 0.8%
    300   Air Methods Corp.*..............................        2,634
  2,600   AirNet Systems, Inc.*...........................       10,452
 17,300   AirTran Holdings, Inc.*.........................      289,775
  1,000   Alaska Air Group, Inc.*.........................       27,820
  3,900   Frontier Airlines, Inc.*........................       64,194
  2,800   MAIR Holdings, Inc.*............................       19,012
                                                            -----------
                                                                413,887
                                                            -----------
          AUTOS -- 0.1%
    300   BorgWarner, Inc. ...............................       20,355
  1,900   R&B, Inc.*......................................       24,472
                                                            -----------
                                                                 44,827
                                                            -----------
          BANKS -- 9.5%
    300   1st Source Corp. ...............................        5,733
  5,700   Advanta Corp., Class A..........................       62,700
    100   Ameriana Bancorp................................        1,525
  2,953   American Home Mortgage Holdings, Inc............       51,884
  1,800   American Residential Investment Trust, Inc.*....       14,724
    900   Auburn National Bancorporation, Inc. ...........       16,290
    500   Bancorp Rhode Island, Inc. .....................       14,180
    600   BankUnited Financial Corp., Class A *...........       12,648
    326   Berkshire Bancorp, Inc. ........................       14,018
    300   BNCCORP, Inc.*..................................        4,575
  2,200   BSB Bancorp, Inc. ..............................       60,962
    200   C&F Financial Corp. ............................        9,042
    700   Capital Bank Corp. .............................       10,990
    900   Capital Crossing Bank*..........................       31,995
  1,400   Capital Trust, Class A..........................       27,734
    200   Carver Bancorp, Inc. ...........................        3,630
    242   CB Bancshares, Inc. ............................       14,823
    300   CCF Holding Co. ................................        6,507
    500   Central Federal Corp. ..........................        7,000
    315   Central Virginia Bankshares, Inc. ..............        7,859
    200   CFS Bancorp, Inc. ..............................        2,784
 12,000   Colonial BancGroup, Inc. .......................      173,280
  2,100   Columbia Banking System, Inc. ..................       36,918
    200   Community Bank Shares of Indiana, Inc. .........        3,642
    400   Community Financial Corp. ......................        7,060
  1,300   Community West Bancshares*......................        9,100
  4,300   CompuCredit Corp.*..............................       75,250
    200   Cornerstone Bancorp, Inc. ......................        4,350
    200   Corus Bankshares, Inc. .........................       10,700
    400   Cowlitz Bancorp*................................        3,560
    600   Crescent Banking Co. ...........................       18,024
 10,300   Doral Financial Corp. ..........................      484,099
    242   Elmira Savings Bank, FSB........................        7,016
  1,900   Encore Capital Group, Inc.*.....................       22,230
    600   EverTrust Financial Group, Inc. ................       17,028
  1,600   First Citizens BancShares, Inc., Class A........      169,120
    300   First Federal Bancshares of Arkansas, Inc. .....       11,010

SHARES                                                         VALUE
-------                                                     -----------
          COMMON STOCKS (CONTINUED)
          BANKS (CONTINUED)
    400   First Federal Bankshares, Inc. .................  $     8,840
    300   First Keystone Financial, Inc. .................        7,950
    100   First Mariner Bancorp*..........................        1,748
    150   First Oak Brook Bancshares, Inc. ...............        3,735
    900   First Place Financial Corp. ....................       15,975
  1,600   FirstFed America Bancorp, Inc. .................       35,360
    500   FirstFed Financial Corp.*.......................       19,750
  8,200   Flagstar Bancorp, Inc. .........................      188,190
    300   FMS Financial Corp. ............................        5,025
    200   FSF Financial Corp. ............................        6,158
    410   GLB Bancorp, Inc. ..............................        6,806
    800   Gold Banc Corp., Inc. ..........................        9,704
    200   Greater Atlantic Financial Corp.*...............        1,590
    400   GS Financial Corp. .............................        7,692
    300   Habersham Bancorp...............................        6,153
    300   Hemlock Federal Financial Corp. ................        9,330
    400   HF Financial Corp. .............................        7,100
    500   Hibernia Corp., Class A.........................       10,130
  1,200   HMN Financial, Inc. ............................       25,800
    500   Horizon Bancorp.................................       17,875
    300   Hudson River Bancorp, Inc. .....................        9,639
 10,600   Independence Community Bank Corp. ..............      370,257
  3,375   International Bancshares Corp. .................      139,894
    800   Intervest Bancshares Corp.*.....................       10,360
  1,800   Irwin Financial Corp. ..........................       43,740
    200   Jacksonville Bancorp, Inc. .....................        7,452
    300   Kankakee Bancorp, Inc. .........................       15,525
    500   Klamath First Bancorp, Inc. ....................       10,825
  2,300   Local Financial Corp.*..........................       41,147
    300   LSB Financial Corp. ............................        7,350
    600   MAF Bancorp, Inc. ..............................       22,920
    300   Matrix Bancorp, Inc.*...........................        2,721
    900   MB Financial, Inc. .............................       39,960
    400   MidWestOne Financial Group, Inc. ...............        7,188
    400   Mystic Financial, Inc. .........................        9,520
    200   National Bankshares.............................        8,718
    560   National Mercantile Bancorp*....................        4,066
  1,800   New Century Financial Corp. ....................       50,976
    500   New Hampshire Thrift Bancshares, Inc. ..........       12,960
    400   Northeast Indiana Bancorp, Inc. ................        7,516
    800   Northeast Pennsylvania Financial Corp. .........       14,000
    900   Northrim Bancorp, Inc. .........................       16,605
    300   Northway Financial, Inc. .......................        8,943
    300   Oregon Trail Financial Corp. ...................        7,512
  1,175   Oriental Financial Group, Inc. .................       28,506
  1,200   Pacific Mercantile Bancorp*.....................       11,640
    300   Park Bancorp, Inc. .............................        8,400
    200   Pelican Financial, Inc. ........................        2,132
  1,200   Peoples BancTrust Co., Inc. ....................       17,473
  3,640   PFF Bancorp, Inc. ..............................      116,043
    400   Pittsburgh Financial Corp. .....................        7,796
  1,000   Pocahontas Bancorp, Inc. .......................       13,040
    600   Provident Bankshares Corp. .....................       16,950
  4,900   Provident Financial Group, Inc. ................      137,004
  1,100   PSB Bancorp, Inc.*..............................        9,130
  4,400   R & G Financial Corp., Class B..................      128,480
    700   Republic First Bancorp, Inc.*...................        8,260
  2,200   Riggs National Corp. ...........................       34,650

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. DISCOVERY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                         VALUE
-------                                                     -----------
          COMMON STOCKS (CONTINUED)
          BANKS (CONTINUED)
    300   River Valley Bancorp............................  $    12,078
  7,000   Saxon Capital, Inc.*............................      119,980
  1,100   St. Francis Capital Corp. ......................       32,384
  9,800   Staten Island Bancorp, Inc. ....................      190,610
    500   Sterling Financial Corp.*.......................       14,075
    400   Team Financial, Inc. ...........................        4,484
    500   TF Financial Corp. .............................       15,765
    750   The Washington Savings Bank, F.S.B..............        7,013
    200   Thistle Group Holdings Co. .....................        5,150
    900   Timberland Bancorp, Inc. .......................       21,510
  5,600   UCBH Holdings, Inc. ............................      169,288
  9,600   UICI*...........................................      120,384
    300   Union Community Bancorp.........................        5,295
    900   UnionBancorp, Inc. .............................       18,738
    450   United Financial Corp. .........................       10,350
  1,600   United PanAm Financial Corp.*...................       27,856
    210   Unity Bancorp, Inc.*............................        2,352
  1,100   Wainwright Bank & Trust Co. ....................       12,451
  6,500   Washington Federal, Inc. .......................      163,865
  8,085   Waypoint Financial Corp. .......................      161,700
    200   Wells Financial Corp. ..........................        5,374
  3,200   Westcorp........................................      111,840
    400   Western Ohio Financial Corp. ...................       11,200
  1,100   WFS Financial, Inc.*............................       40,733
  3,400   Wilshire Financial Services Group, Inc.*........       15,776
  1,800   WSFS Financial Corp. ...........................       75,960
    600   WVS Financial Corp. ............................       10,260
                                                            -----------
                                                              4,624,670
                                                            -----------
          BIOTECHNOLOGY -- 1.7%
  1,900   Celgene Corp.*..................................       82,327
  1,500   Harvard Bioscience, Inc.*.......................       11,130
 10,100   Invitrogen Corp.*...............................      585,699
  9,600   Nabi Biopharmaceuticals, Inc.*..................       80,928
 14,900   Savient Pharmaceuticals, Inc.*..................       75,245
                                                            -----------
                                                                835,329
                                                            -----------
          BUILDING -- 2.6%
    400   Advanced Medical Optics, Inc.*..................        7,184
  3,800   Beazer Homes USA, Inc.*.........................      320,720
    500   Captital Pacific Holdings, Inc.*................        2,200
  3,000   Coachmen Industries, Inc. ......................       35,130
    700   Dominion Homes, Inc.*...........................       18,011
  3,800   Hovnanian Enterprises, Inc., Class A*...........      244,606
  4,100   KB HOME.........................................      244,606
  1,900   M.D.C. Holdings, Inc. ..........................      102,600
  1,400   M/I Schottenstein Homes, Inc. ..................       55,538
    300   Matrix Service Co.*.............................        5,328
    600   Meritage Corp.*.................................       28,350
  1,700   Modtech Holdings, Inc.*.........................       13,498
    300   Orleans Homebuilders, Inc.*.....................        3,546
  4,900   Perini Corp.*...................................       33,614
    200   Pulte Homes, Inc. ..............................       13,602
  2,200   Ryland Group, Inc. .............................      160,842
    300   Technical Olympic USA, Inc.*....................        8,250
                                                            -----------
                                                              1,297,625
                                                            -----------

SHARES                                                         VALUE
-------                                                     -----------
          COMMON STOCKS (CONTINUED)
          CELLULAR -- 1.2%
  8,800   Telephone and Data Systems, Inc. ...............  $   497,552
  2,900   United States Cellular Corp.*...................       84,390
                                                            -----------
                                                                581,942
                                                            -----------
          CHEMICALS -- 1.7%
    300   American Pacific Corp.*.........................        2,544
    800   Bairnco Corp. ..................................        5,576
  9,200   Cytec Industries, Inc.*.........................      335,800
  1,200   Esterline Technologies Corp.*...................       23,148
  4,800   Great Lakes Chemical Corp. .....................       96,528
 11,100   Hercules, Inc.*.................................      125,763
  4,500   Minerals Technologies, Inc. ....................      229,050
    600   Stepan Co. .....................................       13,668
    400   Synalloy Corp.*.................................        2,372
                                                            -----------
                                                                834,449
                                                            -----------
          COMPUTER -- 0.3%
 13,700   Cray, Inc.*.....................................      150,426
  2,600   SteelCloud, Inc.*...............................       11,700
                                                            -----------
                                                                162,126
                                                            -----------
          CONSTRUCTION MATERIALS -- 0.4%
    400   Ameron International Corp. .....................       13,204
    100   Centex Construction Products, Inc. .............        4,467
  1,700   Florida Rock Industries, Inc. ..................       84,320
  1,900   Martin Marietta Materials, Inc. ................       69,255
    100   Oil-Dri Corporation of America..................        1,200
    200   U.S. Concrete, Inc.*............................        1,024
    900   United States Lime & Minerals, Inc. ............        4,275
                                                            -----------
                                                                177,745
                                                            -----------
          DEFENSE -- 0.1%
    500   Allied Defense Group, Inc.*.....................       10,555
    860   Griffon Corp.*..................................       15,446
    800   KVH Industries, Inc.*...........................       20,168
    900   Lowrance Electronics, Inc. .....................       10,431
                                                            -----------
                                                                 56,600
                                                            -----------
          DRUGS -- 2.8%
 11,100   Alpharma, Inc., Class A.........................      206,460
    800   American Pharmaceuticals, Inc.*.................       25,080
    300   E-Z-EM, Inc. ...................................        3,645
  8,300   Endo Pharmaceuticals Holdings, Inc.*............      169,735
  2,300   Genencor International, Inc.*...................       36,087
 18,400   ICN Pharmaceuticals, Inc. ......................      315,744
  3,300   Inverness Medical Innovation, Inc.*.............       83,820
  1,900   Kos Pharmaceuticals, Inc.*......................       65,360
    500   Medicines Co.*..................................       13,000
  6,100   Medicis Pharmaceutical Corp., Class A...........      357,460
    700   Nature's Sunshine Products, Inc. ...............        5,810
  3,700   NBTY, Inc.*.....................................       86,395
  2,300   Nutraceutical International Corp.*..............       23,851
    700   Perrigo Co. ....................................        8,911
                                                            -----------
                                                              1,401,358
                                                            -----------
          DURABLES -- 1.0%
  1,900   Arctic Cat, Inc. ...............................       36,727
  3,300   Harman International Industries, Inc. ..........      324,555

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. DISCOVERY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                         VALUE
-------                                                     -----------
          COMMON STOCKS (CONTINUED)
          DURABLES (CONTINUED)
    400   Marine Products Corp. ..........................  $     5,888
  2,400   Thor Industries, Inc. ..........................      129,648
                                                            -----------
                                                                496,818
                                                            -----------
          ELECTRIC UTILITIES -- 1.6%
  2,900   Central Vermont Public Service Corp. ...........       64,322
  9,800   Duquesne Light Holdings, Inc. ..................      151,312
    200   Energy East Corp. ..............................        4,486
  9,000   Great Plains Energy, Inc. ......................      272,880
    800   Green Mountain Power Corp. .....................       18,040
    242   MGE Energy, Inc. ...............................        7,323
  8,600   PNM Resources, Inc. ............................      241,144
  1,800   Unisource Energy Corp. .........................       34,236
    100   Westar Energy, Inc. ............................        1,845
                                                            -----------
                                                                795,588
                                                            -----------
          FINANCIAL INVESTMENTS -- 1.3%
  2,250   Aaron Rents, Inc. ..............................       47,138
    900   California First National Bancorp...............       10,388
  2,800   Choice Hotels International, Inc.*..............       81,256
    500   Enstar Group, Inc.*.............................       19,625
  2,100   Fog Cutter Capital Group, Inc. .................       10,645
    300   G-III Apparel Group, Ltd.*......................        2,922
  2,600   LNR Property Corp. .............................      106,470
  1,700   PICO Holdings, Inc.*............................       22,219
  9,750   Rent-A-Center, Inc.*............................      314,924
    712   Shenandoah Telecommunications Co. ..............       27,448
  2,100   TechTeam Global, Inc.*..........................       12,831
  1,100   Willis Lease Finance Corp.*.....................        6,039
                                                            -----------
                                                                661,905
                                                            -----------
          FOOD -- 1.5%
  1,400   Andersons, Inc. ................................       21,350
  5,800   Bunge, Ltd. ....................................      159,500
  2,900   Cal-Maine Foods, Inc. ..........................       21,750
  1,000   Chiquita Brands International, Inc.*............       17,700
    450   Flowers Foods, Inc. ............................       10,260
  8,000   Fresh Del Monte Produce, Inc. ..................      196,800
  1,100   National Beverage Corp.*........................       16,610
  3,600   Omega Protein Corp.*............................       23,580
  6,800   Ralcorp Holdings, Inc.*.........................      188,360
    200   Seaboard Corp. .................................       43,020
  1,000   Seneca Foods Corp., Class B*....................       19,000
  1,100   Sylvan, Inc.*...................................       10,890
    200   Zapata Corp.*...................................       11,180
                                                            -----------
                                                                740,000
                                                            -----------
          HEALTH -- 2.7%
  6,300   Coventry Health Care, Inc.*.....................      332,262
    400   Health Net, Inc.*...............................       12,668
 29,000   Humana, Inc.*...................................      523,450
  9,100   Mid Atlantic Medical Services, Inc.*............      468,013
    300   National Dentex Corp.*..........................        6,471
    100   PacifiCare Health Systems, Inc.*................        4,880
                                                            -----------
                                                              1,347,744
                                                            -----------
          HOUSEHOLD -- 2.9%
  2,000   Acres Gaming, Inc.*.............................       22,880
  6,300   Acuity Brands, Inc. ............................      113,778
    200   American Biltrite, Inc. ........................        1,360

SHARES                                                         VALUE
-------                                                     -----------
          COMMON STOCKS (CONTINUED)
          HOUSEHOLD (CONTINUED)
    400   American Locker Group, Inc.*....................  $     4,812
  1,800   Atlantis Plastics, Inc., Class A*...............       12,888
    500   Bush Industries, Inc., Class A..................        2,380
 15,300   Callaway Golf Co. ..............................      218,331
  1,000   Central Garden & Pet Co.*.......................       26,120
  1,300   Chromcraft Revington, Inc.*.....................       16,055
  1,800   Communication Systems, Inc. ....................       14,364
  1,600   Flexsteel Industries, Inc. .....................       29,142
    200   Genlyte Group, Inc.*............................        8,904
  1,600   Gundle/SLT Environmental, Inc.*.................       24,560
  4,200   Helen of Troy, Ltd.*............................      101,724
  7,300   Hillenbrand Industries, Inc. ...................      411,867
    100   Hubbell, Inc., Class B..........................        3,649
    200   Juno Lighting, Inc.*............................        2,800
  6,100   K2, Inc.*.......................................       90,585
  3,800   Kimball International, Inc., Class B............       55,708
    600   Knape & Vogt Manufacturing Co. .................        6,600
  2,300   Movado Group, Inc. .............................       50,370
  1,100   National Presto Industries, Inc. ...............       37,774
  1,000   Patrick Industries, Inc. .......................        6,790
    200   Russ Berrie & Co., Inc. ........................        6,738
  4,000   Select Comfort Corp.*...........................      106,000
  1,200   Variflex, Inc.*.................................        7,644
    700   Virco Manufacturing Corp. ......................        3,990
  1,600   West Pharmaceutical Services, Inc. .............       50,096
                                                            -----------
                                                              1,437,909
                                                            -----------
          INSTRUMENTS -- 5.9%
  4,500   Alaris Medical Systems, Inc.*...................       74,700
  1,000   American Shared Hospital Services...............        5,280
 22,500   Apogent Technologies, Inc.*.....................      469,350
    900   Astro-Med, Inc. ................................        9,226
    400   Atrion Corp. ...................................       18,080
 11,500   Bausch & Lomb, Inc. ............................      507,724
  2,000   Bio-Rad Laboratories, Inc., Class A*............      102,000
  3,100   Checkpoint Systems, Inc.*.......................       48,980
    400   Coherent, Inc.*.................................        9,852
  2,800   Compex Technologies, Inc.*......................       21,087
  6,100   CONMED Corp.*...................................      125,904
  1,400   Datascope Corp. ................................       43,036
  1,900   DJ Orthopedics, Inc.*...........................       26,505
  3,400   Edwards Lifesciences Corp.*.....................       92,072
  6,200   Invacare Corp. .................................      232,996
    600   Isco, Inc. .....................................        5,310
    200   Mentor Corp. ...................................        4,560
    700   Mesa Laboratories, Inc.*........................        6,307
    100   Mine Safety Appliances Co. .....................        5,462
    100   Napco Security Systems, Inc.*...................          872
  1,000   O.I. Corp.*.....................................        5,750
  2,700   Orthofix International N.V.*....................       98,820
    600   Perceptron, Inc.*...............................        3,240
 13,100   PerkinElmer, Inc. ..............................      200,561
  4,400   Respironics, Inc.*..............................      183,832
  5,700   Sola International, Inc.*.......................       91,200
    200   Span-America Medical Systems, Inc. .............        1,860
 13,900   Tektronix, Inc.*................................      344,025
  4,700   Trimble Navigation, Ltd.*.......................      108,805
    100   Utah Medical Products, Inc.*....................        2,475

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. DISCOVERY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                         VALUE
-------                                                     -----------
          COMMON STOCKS (CONTINUED)
          INSTRUMENTS (CONTINUED)
  2,000   Viasys Healthcare, Inc.*........................  $    40,400
    300   Vicon Industries, Inc.*.........................        1,248
                                                            -----------
                                                              2,891,519
                                                            -----------
          INSURANCE -- 4.7%
  8,800   American Financial Group, Inc. .................      191,400
    300   American National Insurance Co. ................       25,515
    200   American Physicians Capital, Inc.*..............        5,556
  6,900   AmerUs Group Co. ...............................      234,600
  5,700   Arch Capital Group, Ltd.*.......................      188,157
  1,100   Bancinsurance Corp.*............................        7,150
  1,200   CNA Financial Corp.*............................       25,224
  6,600   Commerce Group, Inc. ...........................      250,536
  3,200   Crawford & Co., Class B.........................       22,464
  2,900   Delphi Financial Group, Inc., Class A...........      134,908
    100   Donegal Group, Inc. ............................        1,430
  1,400   FBL Financial Group, Inc., Class A..............       34,496
  1,400   FPIC Insurance Group, Inc.*.....................       21,098
  1,800   Great American Financial Resources, Inc. .......       26,064
  5,900   Horace Mann Educators Corp. ....................       85,609
  2,300   IPC Holdings, Ltd. .............................       80,500
    500   LandAmerica Financial Group, Inc. ..............       22,920
  8,500   Max Re Capital, Ltd. ...........................      144,585
    300   Merchants Group, Inc. ..........................        6,225
    900   Midland Co. ....................................       19,170
    100   National Western Life Insurance Co., Class A*...       13,736
    100   NYMAGIC, Inc. ..................................        2,243
  2,600   Odyssey Re Holdings Corp. ......................       53,508
    400   PXRE Group, Ltd. ...............................        7,180
  3,900   Reinsurance Group of America, Inc. .............      158,925
  1,300   RenaissanceRe Holdings, Ltd. ...................       59,319
  1,900   SCPIE Holdings, Inc. ...........................       19,000
  4,900   Selective Insurance Group, Inc. ................      145,824
    600   Stewart Information Services Corp.*.............       16,944
  1,800   Trover Solutions, Inc.*.........................       12,704
  8,100   W. R. Berkley Corp. ............................      277,507
     60   Wesco Financial Corp. ..........................       20,398
                                                            -----------
                                                              2,314,895
                                                            -----------
          IT HARDWARE -- 5.2%
  4,300   3Com Corp.*.....................................       25,370
  5,100   ADTRAN, Inc. ...................................      312,018
 32,200   Avaya, Inc.*....................................      350,980
  1,100   Benchmark Electronics, Inc.*....................       46,497
    500   Bogen Communications International, Inc.*.......        2,080
    100   Cobra Electronics Corp.*........................          684
  2,550   Comtech Telecommunications Corp.*...............       60,971
  4,900   Digi International, Inc.*.......................       32,433
  1,800   Diodes, Inc.*...................................       37,062
    100   Emulex Corp.*...................................        2,547
    600   Endwave Corp.*..................................        3,408
  4,200   Hutchinson Technology, Inc.*....................      139,020
    200   Imation Corp. ..................................        6,530
 12,700   International Rectifier Corp.*..................      475,488
  8,700   MEMC Electronic Materials, Inc.*................       94,917
  9,300   Mykrolis Corp.*.................................      112,902

SHARES                                                         VALUE
-------                                                     -----------
          COMMON STOCKS (CONTINUED)
          IT HARDWARE (CONTINUED)
    300   Network Equipment Technologies, Inc.*...........  $     2,745
    625   Orbit International Corp.*......................        4,406
  3,000   Peak International, Ltd.*.......................       16,320
    300   Photronics, Inc.*...............................        6,378
  2,400   Silicon Laboratories, Inc.*.....................      107,880
  1,200   Sparton Corp.*..................................       12,660
  1,300   Standard Microsystems Corp.*....................       35,074
  5,800   Ultratech, Inc.*................................      163,676
 19,000   Vishay Intertechnology, Inc.*...................      332,880
  7,900   Zoran Corp.*....................................      154,050
                                                            -----------
                                                              2,538,976
                                                            -----------
          LIQUOR & TOBACCO -- 0.0%
    600   Todhunter International, Inc.*..................        6,090
                                                            -----------
          MACHINERY -- 4.8%
    900   Ampco-Pittsburgh Corp. .........................       10,791
  3,200   Barnes Group, Inc. .............................       83,072
 18,100   Brunswick Corp. ................................      464,807
  1,400   Cascade Corp. ..................................       30,870
    200   Chicago Rivet & Machine Co. ....................        5,404
  6,400   China Yuchai International, Ltd. ...............      113,408
  1,600   Drew Industries, Inc.*..........................       29,616
    900   Eastern Co. ....................................       13,194
  3,000   ESCO Technologies, Inc.*........................      135,810
  2,106   Evans & Sutherland Computer Corp.*..............       12,687
    400   Federal Screw Works.............................       13,480
    900   Flanders Corp.*.................................        4,338
    300   Gehl Co.*.......................................        3,417
  5,400   Gerber Scientific, Inc.*........................       38,340
  2,200   Hardinge, Inc. .................................       18,172
  2,100   Hawk Corp., Class A*............................        8,505
    900   International Aluminum Corp. ...................       19,584
    100   Kennametal, Inc. ...............................        3,740
  1,100   Key Technology, Inc.*...........................       12,628
  2,600   Lennox International, Inc. .....................       37,986
  1,400   Lifetime Hoan Corp. ............................       14,644
  5,800   MagneTek, Inc.*.................................       28,710
    700   Mestek, Inc.*...................................       11,767
  2,300   Middleby Corp.*.................................       42,458
  3,200   Nordson Corp. ..................................       82,848
    600   P & F Industries, Inc.*.........................        4,530
    300   Paul Mueller Co. ...............................       12,531
    800   Q.E.P. Co., Inc.*...............................        8,278
    200   Regal-Beloit Corp. .............................        4,080
    900   Riviera Tool Co.*...............................        4,320
  3,100   Robbins & Myers, Inc. ..........................       68,944
  1,300   Rofin-Sinar Technologies, Inc.*.................       27,287
  2,000   Sauer-Danfoss, Inc. ............................       28,200
  1,500   SL Industries, Inc.*............................       11,985
 13,100   Snap-on, Inc. ..................................      362,215
  3,100   SPS Technologies, Inc.*.........................      139,500
  1,900   Standard Motor Products, Inc. ..................       19,190
  1,800   Standex International Corp. ....................       43,740
    500   Sun Hydraulics Corp. ...........................        3,505
  1,700   Tecumseh Products Co., Class B..................       60,350
  7,600   Terex Corp.*....................................      140,828
  3,000   Toro Co. .......................................      135,000

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. DISCOVERY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                         VALUE
-------                                                     -----------
          COMMON STOCKS (CONTINUED)
          MACHINERY (CONTINUED)
    700   Twin Disc, Inc. ................................  $    11,620
    600   York International Corp. .......................       20,754
                                                            -----------
                                                              2,347,133
                                                            -----------
          MEDIA -- 1.5%
    300   Equity Marketing, Inc.*.........................        4,530
    300   Grey Global Group, Inc. ........................      228,330
  8,000   Hearst -- Argyle Television, Inc.*..............      193,600
  1,300   Integrity Media, Inc.*..........................        4,745
  4,600   Media General, Inc., Class A....................      281,060
    600   New England Business Service, Inc. .............       15,972
    200   Outlook Group Corp. ............................        1,106
    200   Tufco Technologies, Inc.*.......................        1,288
                                                            -----------
                                                                730,631
                                                            -----------
          METALS -- 1.4%
  3,800   AMCOL International Corp. ......................       46,968
  3,500   Brush Engineered Materials, Inc.*...............       35,875
    200   Freeport-McMoRan Copper & Gold, Inc., Class B...        6,620
  1,100   Harsco Corp. ...................................       42,317
  2,200   L.B. Foster Co., Class A*.......................       12,606
  2,700   Layne Christensen Co.*..........................       25,907
    300   Olympic Steel, Inc.*............................        1,305
    500   Precision Castparts Corp. ......................       17,550
    800   RTI International Metals, Inc.*.................        8,416
  6,200   Ryerson Tull, Inc. .............................       48,360
  3,700   Southern Peru Copper Corp. .....................       81,844
 20,200   United States Steel Corp. ......................      371,276
                                                            -----------
                                                                699,044
                                                            -----------
          MISCELLANEOUS FINANCIAL -- 0.4%
  2,600   Affiliated Managers Group, Inc.*................      163,280
    500   Interactive Data Corp.*.........................        7,900
    300   Maxcor Financial Group, Inc. ...................        4,107
    300   Stifel Financial Corp.*.........................        4,050
     30   Ziegler Co., Inc. ..............................          452
                                                            -----------
                                                                179,789
                                                            -----------
          OFFICE MACHINERY -- 3.1%
  6,600   Avid Technology, Inc.*..........................      348,744
  1,000   Ciprico, Inc.*..................................        5,000
  1,200   Interphase Corp.*...............................       10,896
 12,600   Iomega Corp.*...................................      140,364
  6,700   Maxtor Corp.*...................................       81,539
  1,800   Metrologic Instruments, Inc.*...................       64,782
    600   PAR Technology Corp.*...........................        3,990
    600   Printronix, Inc.*...............................        7,950
  6,800   SanDisk Corp.*..................................      433,432
 17,000   Storage Technology Corp.*.......................      410,380
    700   Stratasys, Inc.*................................       29,834
                                                            -----------
                                                              1,536,911
                                                            -----------
          OIL -- 1.8%
  3,700   Arch Coal, Inc. ................................       82,177
    200   Barnwell Industries, Inc.*......................        4,960
  1,800   Brigham Exploration Co.*........................       12,240
 10,500   Chesapeake Energy Corp. ........................      113,190
  1,100   Clayton Williams Energy, Inc.*..................       20,735
  4,900   Comstock Resources, Inc.*.......................       65,464
  2,800   Denbury Resources, Inc.*........................       34,608

SHARES                                                         VALUE
-------                                                     -----------
          COMMON STOCKS (CONTINUED)
          OIL (CONTINUED)
    600   Dominion Resources Black Warrior Trust..........  $    16,470
    200   Edge Petroleum Corp.*...........................        1,316
  2,200   Houston Exploration Co.*........................       77,220
  2,200   Hugoton Royalty Trust...........................       41,228
  8,800   KCS Energy, Inc.*...............................       59,840
  6,250   Patina Oil & Gas Corp. .........................      226,500
    300   Penn Virginia Corp. ............................       13,260
    900   PetroCorp, Inc.*................................       12,114
  1,000   Pogo Producing Co. .............................       45,280
  2,300   Stone Energy Corp.*.............................       81,144
                                                            -----------
                                                                907,746
                                                            -----------
          OIL DISTRIBUTION -- 2.0%
    700   Adams Resources & Energy, Inc. .................        7,035
 15,200   Ashland, Inc. ..................................      499,320
 11,300   Sunoco, Inc. ...................................      454,486
  4,500   TransMontaigne, Inc.*...........................       26,820
                                                            -----------
                                                                987,661
                                                            -----------
          OIL SERVICES -- 1.0%
 10,000   FMC Technologies, Inc.*.........................      214,200
  1,200   Lufkin Industries, Inc. ........................       28,800
  1,300   NATCO Group, Inc., Class A*.....................        8,034
  4,900   Oil States International, Inc.*.................       62,181
  3,800   Resource America, Inc., Class A.................       45,144
  5,700   TETRA Technologies, Inc.*.......................      117,534
                                                            -----------
                                                                475,893
                                                            -----------
          OTHER UTILITIES -- 1.0%
  8,200   Allied Waste Industries, Inc.*..................       88,560
  1,500   Chesapeake Utilities Corp. .....................       34,380
    600   Delta Natural Gas Co., Inc. ....................       13,806
  2,200   Duratek, Inc.*..................................       19,624
  1,100   National Fuel Gas Co. ..........................       25,135
  1,300   ONEOK, Inc. ....................................       26,221
    100   RGC Resources, Inc. ............................        2,276
    300   SJW Corp. ......................................       25,350
  3,000   South Jersey Industries, Inc. ..................      113,550
  7,245   Southern Union Co.*.............................      123,165
  2,500   Waste Industries USA, Inc.*.....................       22,400
                                                            -----------
                                                                494,467
                                                            -----------
          PAPER -- 0.5%
    100   Chesapeake Corp. ...............................        2,254
  1,350   CSS Industries, Inc. ...........................       34,763
  1,600   DSG International, Ltd. ........................       12,256
  3,200   Lydall, Inc.*...................................       38,432
  1,300   Nashua Corp.*...................................       10,335
  3,400   Universal Forest Products, Inc. ................       82,518
  5,400   Wausau-Mosinee Paper Corp. .....................       65,934
                                                            -----------
                                                                246,492
                                                            -----------
          REAL ESTATE DEVELOPMENT -- 0.8%
  1,200   American Safety Insurance Group, Ltd. ..........       14,820
    500   AMREP Corp. ....................................        7,520
  1,100   Avatar Holdings, Inc.*..........................       35,178
  5,900   Bluegreen Corp.*................................       34,220
    500   ILX Resorts, Inc. ..............................        3,750
    300   J.W. Mays, Inc.*................................        3,948

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. DISCOVERY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                         VALUE
-------                                                     -----------
          COMMON STOCKS (CONTINUED)
          REAL ESTATE DEVELOPMENT (CONTINUED)
    600   Patriot Transportation Holding, Inc.*...........  $    17,460
 21,100   Trizec Properties, Inc. ........................      258,686
  1,000   United Capital Corp. ...........................       18,000
                                                            -----------
                                                                393,582
                                                            -----------
          REAL ESTATE INVESTMENT TRUSTS -- 5.4%
    200   Amli Residential Properties Trust...............        5,240
  4,100   Brandywine Realty Trust.........................      105,329
    700   BRT Realty Trust................................       13,356
  5,500   CBL & Associates Properties, Inc. ..............      274,450
    600   Corporate Office Properties Trust...............       11,106
 10,000   Cousins Properties, Inc. .......................      277,500
  2,000   ElderTrust......................................       19,700
  2,000   Entertainment Properties Trust..................       60,000
  1,800   Glenborough Realty Trust, Inc. .................       33,948
    200   Hanover Capital Mortgage Holdings, Inc. ........        2,110
    600   Hersha Hospitality Trust........................        5,460
 32,400   HRPT Properties Trust...........................      296,136
  3,600   iStar Financial, Inc. ..........................      140,220
  5,200   Keystone Property Trust.........................      105,352
  2,300   Koger Equity, Inc. .............................       43,240
  5,400   LaSalle Hotel Properties........................       93,582
  3,200   LTC Properties, Inc. ...........................       37,056
 10,600   Macerich Co. ...................................      400,150
    900   Mid-America Apartment Communities, Inc. ........       27,162
    900   Middleton Doll Co. .............................        4,860
  4,400   Mission West Properties, Inc. ..................       54,384
  1,000   Novastar Financial, Inc. .......................       57,470
  1,300   One Liberty Properties, Inc. ...................       24,115
  2,100   Parkway Properties, Inc. .......................       91,770
  2,800   Pennsylvania Real Estate Investment Trust.......       93,660
    900   PMC Commercial Trust............................       12,312
  4,200   Prentiss Properties Trust.......................      130,200
    400   Presidential Realty Corp., Class B..............        3,200
  1,600   PS Business Parks, Inc. ........................       60,384
  4,100   SL Green Realty Corp. ..........................      148,051
  4,900   Winston Hotels, Inc. ...........................       44,590
                                                            -----------
                                                              2,676,093
                                                            -----------
          RETAIL -- 5.8%
  1,600   1-800 CONTACTS, Inc.*...........................       32,288
    500   1-800-FLOWERS.COM, Inc., Class A*...............        3,760
  1,000   America's Car-Mart, Inc.*.......................       29,950
  6,700   AnnTaylor Stores Corp.*.........................      215,338
  4,300   Barnes & Noble, Inc.*...........................      109,263
  4,700   Big Lots, Inc.*.................................       74,307
    300   Blair Corp. ....................................        6,240
  2,500   Bombay Co., Inc.*...............................       24,625
  3,800   Bon-Ton Stores, Inc. ...........................       37,810
 13,200   Borders Group, Inc.*............................      249,744
  3,300   Brookstone, Inc.*...............................       65,439
    400   Brown Shoe Co., Inc. ...........................       12,680
  4,500   Burlington Coat Factory Warehouse Corp. ........       84,150
    200   Cash America International, Inc. ...............        3,280
  1,300   Chronimed, Inc.*................................       11,869

SHARES                                                         VALUE
-------                                                     -----------
          COMMON STOCKS (CONTINUED)
          RETAIL (CONTINUED)
  1,200   Claire's Stores, Inc. ..........................  $    40,152
  2,800   EZCORP, Inc.*...................................       17,024
    100   Finish Line, Inc., Class A*.....................        2,630
    300   Finlay Enterprises, Inc.*.......................        4,359
 16,400   Foot Locker, Inc. ..............................      265,680
  2,600   Friedman's, Inc., Class A.......................       36,270
  5,300   Goody's Family Clothing, Inc. ..................       52,258
  1,000   Haverty Furniture Cos., Inc. ...................       18,280
    100   Insight Enterprises, Inc.*......................        1,522
  5,800   InterTAN, Inc.*.................................       53,070
  5,500   Linens 'n Things, Inc.*.........................      130,790
    600   Longs Drug Stores Corp. ........................       12,078
 12,900   Pacific Sunwear of California, Inc.*............      266,514
  2,400   PC Mall, Inc.*..................................       25,080
  2,400   Ruddick Corp. ..................................       37,296
    800   Rush Enterprises, Inc., Class B*................        5,360
    700   S&K Famous Brands, Inc.*........................       11,935
  1,700   Sharper Image Corp.*............................       39,202
  1,300   Sport Chalet, Inc.*.............................        9,620
  3,800   Stage Stores, Inc.*.............................       96,824
  3,400   Syms Corp.*.....................................       22,236
  2,700   Systemax, Inc.*.................................       17,928
 14,900   Toys "R" Us, Inc.*..............................      179,247
  2,200   Tractor Supply Co.*.............................       72,182
  3,900   Trans World Entertainment Corp.*................       22,035
  1,700   Weis Markets, Inc. .............................       57,817
    500   Wolohan Lumber Co. .............................       12,750
  8,800   Zale Corp.*.....................................      390,808
                                                            -----------
                                                              2,861,690
                                                            -----------
          SERVICES -- 5.0%
    300   Angelica Corp. .................................        5,700
  4,900   Capital Senior Living Corp.*....................       21,266
  9,700   Career Education Corp.*.........................      439,410
    300   Cass Information Systems, Inc. .................        9,855
  3,200   CDI Corp. ......................................       86,496
  1,800   Cornell Cos., Inc.*.............................       29,610
  2,400   CPI Corp. ......................................       44,160
  4,200   Discovery Partners International*...............       24,864
    300   Exponent, Inc.*.................................        5,217
  4,700   Getty Images, Inc.*.............................      165,252
    300   Healthcare Services Group, Inc. ................        4,950
    200   Horizon Health Corp.*...........................        3,930
  2,600   IMCO Recycling, Inc.*...........................       15,990
    400   Imperial Parking Corp.*.........................        8,440
  6,600   ITT Educational Services, Inc.*.................      316,272
  4,000   Kelly Services, Inc., Class A...................       99,760
    249   Kroll, Inc.*....................................        4,631
  2,500   Metal Management, Inc.*.........................       48,750
  5,300   Modem Media, Inc.*..............................       26,500
    700   Monro Muffler Brake, Inc.*......................       20,720
 26,900   MPS Group, Inc.*................................      242,100
    700   Navigant International, Inc.*...................        9,807
  2,900   NCO Group, Inc.*................................       68,063
    500   Opinion Research Corp.*.........................        3,050
  7,300   PARXEL International Corp.*.....................      111,836
    700   ResortQuest International, Inc.*................        4,620
  2,500   Schnitzer Steel Industries, Inc., Class A.......       75,075

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. DISCOVERY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                         VALUE
-------                                                     -----------
          COMMON STOCKS (CONTINUED)
          SERVICES (CONTINUED)
    200   Scope Industries................................  $    15,800
    700   Security Capital Corp., Class A*................        4,620
    300   Service Corp. International*....................        1,371
    900   StarTek, Inc. ..................................       28,800
  3,200   Steiner Leisure, Ltd.*..........................       61,312
  9,500   Sylvan Learning Systems, Inc.*..................      259,160
  1,400   University of Phoenix Online*...................       93,212
 11,700   US Oncology, Inc.*..............................       85,527
                                                            -----------
                                                              2,446,126
                                                            -----------
          SOAPS & COSMETICS -- 0.1%
  1,200   CPAC, Inc. .....................................        7,308
  1,300   Del Laboratories, Inc.*.........................       36,725
    600   Inter Parfums, Inc. ............................        6,000
                                                            -----------
                                                                 50,033
                                                            -----------
          SOFTWARE -- 6.2%
  3,100   American Software, Inc., Class A................       14,942
 12,200   Ascential Software Corp.*.......................      226,066
  2,400   Captiva Software Corp.*.........................       17,976
  6,700   CIBER, Inc.*....................................       50,920
  2,800   Concerto Software, Inc.*........................       23,800
  6,400   Covansys Corp.*.................................       38,912
    800   Dendrite International, Inc.*...................       12,152
  2,800   Edgewater Technology, Inc.*.....................       14,560
 13,300   eFunds Corp.*...................................      164,255
 10,730   Epicor Software Corp.*..........................       95,926
  4,700   eResearch Technology, Inc.*.....................      163,701
  8,100   Fair Isaac Corp. ...............................      477,575
  1,100   FileNet Corp.*..................................       22,077
 15,200   First American Corp. ...........................      378,480
 10,800   GTECH Holdings Corp. ...........................      462,780
    600   Hyperion Solutions Corp.*.......................       17,322
  4,210   IDX Systems Corp.*..............................       97,335
  2,000   Lightbridge, Inc.*..............................       18,860
  1,000   Manatron, Inc.*.................................        6,720
  3,700   Mentor Graphics Corp.*..........................       64,861
    700   NWH, Inc. ......................................       13,559
  2,900   Progress Software Corp.*........................       62,350
    200   QAD, Inc.*......................................        2,192
  2,500   Rogue Wave Software, Inc.*......................       10,295
  3,300   SPSS, Inc.*.....................................       55,671
 22,600   Sybase, Inc.*...................................      384,426
  3,800   Synopsys, Inc.*.................................      116,926
    700   Systems & Computer Technology Corp.*............        7,301
                                                            -----------
                                                              3,021,940
                                                            -----------
          TELEPHONE -- 0.3%
  1,200   Atlantic Tele-Network, Inc. ....................       25,380
  3,500   Golden Telecom, Inc.*...........................       95,690
    500   MarketWatch.com, Inc.*..........................        4,181
  1,000   Playboy Enterprises, Inc., Class A*.............       13,460
                                                            -----------
                                                                138,711
                                                            -----------
          TEXTILES -- 1.8%
  3,700   Albany International Corp., Class A.............      114,108
  2,800   Ashworth, Inc.*.................................       19,404
  2,100   Deckers Outdoor Corp.*..........................       21,000
    200   Decorator Industries, Inc. .....................        1,098

SHARES                                                         VALUE
-------                                                     -----------
          COMMON STOCKS (CONTINUED)
          TEXTILES (CONTINUED)
  1,000   Delta Apparel, Inc. ............................  $    15,100
    100   Fab Industries, Inc. ...........................          725
  1,243   Haggar Corp. ...................................       19,204
    400   Hallwood Group, Inc.*...........................        7,476
    200   Hampshire Group, Ltd.*..........................        6,368
  3,900   Kellwood Co. ...................................      130,455
    200   McRae Industries, Inc., Class A.................        1,590
  1,500   Oxford Industries, Inc. ........................       96,300
  2,500   Phillips-Van Heusen Corp. ......................       37,525
    800   Phoenix Footwear Group, Inc.*...................        4,768
  4,200   Quiksilver, Inc.*...............................       66,990
    400   Russell Corp. ..................................        6,520
  1,600   Saucony, Inc., Class A..........................       22,080
    700   Steven Madden, Ltd.*............................       13,279
  4,700   Stride Rite Corp. ..............................       50,760
  1,300   Tandy Brands Accessories, Inc. .................       18,577
 20,500   Tommy Hilfiger Corp.*...........................      244,155
                                                            -----------
                                                                897,482
                                                            -----------
          TRANSPORTATION -- 3.9%
  3,600   Alexander & Baldwin, Inc. ......................      101,088
    200   Boyd Brothers Transportation, Inc.*.............        1,128
  1,900   Celadon Group, Inc.*............................       24,415
    200   Dynamex, Inc.*..................................        1,802
  4,890   EGL, Inc.*......................................       88,900
 16,500   Frontline, Ltd. ................................      276,375
  6,500   General Maritime Corp.*.........................       74,360
  1,700   Maritrans, Inc. ................................       25,500
    900   Marten Transport, Ltd.*.........................       23,490
  2,400   Nordic American Tanker Shipping, Ltd. ..........       33,120
  6,800   Overseas Shipholding Group, Inc. ...............      175,780
 15,000   Ryder Systems, Inc. ............................      439,800
  4,600   Sea Containers, Ltd., Class A...................       67,206
  8,000   Teekay Shipping Corp. ..........................      338,400
  1,700   U.S. Xpress Enterprises, Inc., Class A*.........       20,825
  7,200   Yellow Corp.*...................................      215,136
                                                            -----------
                                                              1,907,325
                                                            -----------
          TRAVEL & ENTERTAINMENT -- 2.5%
    200   Applebee's International, Inc. .................        6,296
    900   Aztar Corp.*....................................       15,939
 17,200   Blockbuster, Inc., Class A......................      361,200
  5,800   CBRL Group, Inc. ...............................      205,784
  1,900   Checkers Drive-In Restaurants, Inc.*............       17,480
  2,900   Dave & Buster's, Inc.*..........................       29,870
  1,300   Frisch's Restaurants, Inc. .....................       31,564
  2,900   Gaylord Entertainment Co.*......................       71,195
  1,600   J. Alexander's Corp.*...........................        7,696
  5,800   Kerzner International, Ltd.*....................      206,364
  3,400   Landry's Restaurants, Inc. .....................       70,040
  2,500   Lone Star Steakhouse & Saloon, Inc. ............       52,250
  1,700   Mandalay Resort Group...........................       67,337
  2,000   Marcus Corp. ...................................       30,520
    400   Max & Erma's Restaurants, Inc.*.................        6,892
    600   Movie Gallery, Inc.*............................       11,790
    500   Outback Steakhouse, Inc. .......................       18,935

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. DISCOVERY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                         VALUE
-------                                                     -----------
          COMMON STOCKS (CONTINUED)
          TRAVEL & ENTERTAINMENT (CONTINUED)
    450   Rare Hospitality International, Inc.*...........  $    11,210
  1,400   WestCoast Hospitality Corp.*....................        6,440
                                                            -----------
                                                              1,228,802
                                                            -----------
          WHOLESALE -- 2.5%
    800   AMCON Distributing Co. .........................        3,680
  4,900   Applied Industrial Technologies, Inc. ..........       97,363
  2,900   Aristotle Corp.*................................       14,790
  3,900   Aviall, Inc.*...................................       48,282
  1,100   Coast Distribution System, Inc. ................        5,280
    400   CompuCom Systems, Inc.*.........................        1,680
  3,000   Department 56, Inc.*............................       38,100
  1,700   Enesco Group, Inc.*.............................       13,600
  1,500   Hughes Supply, Inc. ............................       48,675
  1,200   Imagistics International, Inc.*.................       34,776
    700   Moore Medical Corp.*............................        4,032
    500   Noland Co. .....................................       17,075
 15,800   Omnicare, Inc. .................................      569,748
    200   Pomeroy Computer Resources, Inc. ...............        2,540
    400   PSS World Medical, Inc.*........................        3,548
  1,800   Richardson Electronics, Ltd. ...................       19,080
  7,100   Stewart & Stevenson Services, Inc. .............      106,642

SHARES                                                         VALUE
-------                                                     -----------
          COMMON STOCKS (CONTINUED)
          WHOLESALE (CONTINUED)
  2,600   TBC Corp.*......................................  $    65,130
  4,300   United Natural Foods, Inc.*.....................      142,717
    100   Watsco, Inc., Class B...........................        1,900
                                                            -----------
                                                              1,238,638
                                                            -----------
          TOTAL INVESTMENTS COST ($41,309,255)
            (A) -- 99.8%..................................   49,142,445
          OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%...      103,939
                                                            -----------
          NET ASSETS -- 100.0%............................  $49,246,384
                                                            ===========

---------------

*  Non-income producing security.

(a) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation...............  $ 8,518,486
   Unrealized depreciation...............     (685,296)
                                           -----------
   Net unrealized appreciation...........  $ 7,833,190
                                           ===========

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. LARGE CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 2003 -- (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                        VALUE
------                                                     -----------
         COMMON STOCKS -- 100.0%
         AUTOS -- 0.6%
   400   BorgWarner, Inc. ...............................  $    27,140
 2,100   Lear Corp.*.....................................      110,544
 1,900   Textron, Inc. ..................................       74,955
                                                           -----------
                                                               212,639
                                                           -----------
         BANKS -- 13.7%
28,400   American Express Co. ...........................    1,279,704
19,600   Bank of America Corp. ..........................    1,529,585
 1,500   Bank of Montreal................................       51,750
 5,600   Bank One Corp. .................................      216,440
 5,200   Banknorth Group, Inc. ..........................      146,744
 1,800   Colonial BancGroup, Inc. .......................       25,992
 2,000   Doral Financial Corp. ..........................       94,000
 1,100   FleetBoston Financial Corp. ....................       33,165
   200   GreenPoint Financial Corp. .....................        5,972
 2,000   Hibernia Corp., Class A.........................       40,520
 1,800   Independence Community Bank Corp. ..............       62,874
   900   Marshall & Ilsley Corp. ........................       28,368
 4,500   New York Community Bancorp, Inc. ...............      141,795
 4,100   Sovereign Bancorp, Inc. ........................       76,055
 3,100   U.S. Bancorp....................................       74,369
 1,800   UnionBanCal Corp. ..............................       89,280
30,700   Wachovia Corp. .................................    1,264,533
 1,200   Washington Federal, Inc. .......................       30,252
                                                           -----------
                                                             5,191,398
                                                           -----------
         BIOTECHNOLOGY -- 2.4%
 5,295   Amgen, Inc.*....................................      341,898
 6,400   Genentech, Inc.*................................      512,896
   900   Invitrogen Corp.*...............................       52,191
                                                           -----------
                                                               906,985
                                                           -----------
         BUILDING -- 1.7%
 2,000   Centex Corp. ...................................      155,760
 3,600   D.R. Horton, Inc. ..............................      117,720
   500   Fluor Corp. ....................................       18,665
   900   Jacobs Engineering Group, Inc.*.................       40,590
 1,100   Lennar Corp. ...................................       85,569
    90   Lennar Corp., B Shares..........................        6,748
 1,600   Pulte Homes, Inc. ..............................      108,816
   900   Ryland Group, Inc. .............................       65,799
 1,600   Toll Brothers, Inc.*............................       48,672
                                                           -----------
                                                               648,339
                                                           -----------
         CELLULAR -- 0.9%
16,800   Nextel Communications, Inc., Class A*...........      330,792
                                                           -----------
         CHEMICALS -- 0.6%
   300   Agrium, Inc. ...................................        3,768
 1,400   Cytec Industries, Inc.*.........................       51,100
 1,900   Lubrizol Corp. .................................       61,655
 4,000   Sherwin-Williams Co. ...........................      117,640
                                                           -----------
                                                               234,163
                                                           -----------
         COMPUTER -- 3.6%
40,034   Dell, Inc.*.....................................    1,336,735
                                                           -----------
         CONSTRUCTION MATERIALS -- 0.5%
 2,600   MDU Resources Group, Inc. ......................       87,828
 1,600   Mohawk Industries, Inc.*........................      114,112
                                                           -----------
                                                               201,940
                                                           -----------

SHARES                                                        VALUE
------                                                     -----------
         COMMON STOCKS (CONTINUED)
         DRUGS -- 3.8%
 1,600   Barr Laboratories, Inc.*........................  $   109,136
 5,100   Bristol-Myers Squibb Co. .......................      130,866
 1,483   Medco Health Solutions, Inc.*...................       38,454
 1,000   Medicis Pharmaceutical Corp., Class A...........       58,600
12,300   Merck & Co., Inc. ..............................      622,626
 5,800   Mylan Laboratories, Inc. .......................      224,170
 1,200   Pharmaceutical Resources, Inc.*.................       81,864
 3,500   Watson Pharmaceuticals, Inc.*...................      145,915
                                                           -----------
                                                             1,411,631
                                                           -----------
         DURABLES -- 0.1%
   500   Harman International Industries, Inc. ..........       49,175
                                                           -----------
         ELECTRIC UTILITIES -- 2.9%
24,200   Duke Energy Corp. ..............................      431,002
 7,100   Entergy Corp. ..................................      384,465
 2,400   Great Plains Energy, Inc. ......................       72,768
 2,800   OGE Energy Corp. ...............................       63,252
 3,600   SCANA Corp. ....................................      123,300
                                                           -----------
                                                             1,074,787
                                                           -----------
         FOOD -- 4.3%
 1,700   Bunge, Ltd. ....................................       46,750
   300   Campbell Soup Co. ..............................        7,950
 1,800   Fresh Del Monte Produce, Inc. ..................       44,280
31,100   PepsiCo, Inc. ..................................    1,425,313
 7,200   Tyson Foods, Inc., Class A......................      101,736
                                                           -----------
                                                             1,626,029
                                                           -----------
         HEALTH -- 1.5%
 4,500   Aetna, Inc. ....................................      274,635
 1,600   Coventry Health Care, Inc.*.....................       84,384
 1,300   Health Net, Inc.*...............................       41,171
 1,100   Humana, Inc.*...................................       19,855
 1,600   Mid Atlantic Medical Services, Inc.*............       82,288
 1,300   PacifiCare Health Systems, Inc.*................       63,440
                                                           -----------
                                                               565,773
                                                           -----------
         HOUSEHOLD -- 1.3%
 4,600   Fortune Brands, Inc. ...........................      261,050
 4,800   Hasbro, Inc. ...................................       89,664
 1,200   Hillenbrand Industries, Inc. ...................       67,704
 2,300   International Game Technology...................       64,745
                                                           -----------
                                                               483,163
                                                           -----------
         INSTRUMENTS -- 3.3%
 2,600   Apogent Technologies, Inc.*.....................       54,236
 1,900   Bausch & Lomb, Inc. ............................       83,885
 8,100   Becton, Dickinson & Co. ........................      292,572
 4,500   Boston Scientific Corp.*........................      287,100
 4,100   Honeywell International, Inc. ..................      108,035
 2,900   Johnson Controls, Inc. .........................      274,340
   900   PerkinElmer, Inc. ..............................       13,779
 1,300   Respironics, Inc.*..............................       54,314
 2,500   Thermo Electron Corp.*..........................       54,250
   500   Zimmer Holdings, Inc.*..........................       27,550
                                                           -----------
                                                             1,250,061
                                                           -----------
         INSURANCE -- 4.0%
 8,200   Aon Corp. ......................................      170,970
   400   CNA Financial Corp.*............................        8,408
 1,500   Everest Re Group, Ltd. .........................      112,740

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. LARGE CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30,
2003 -- (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                        VALUE
------                                                     -----------
         COMMON STOCKS (CONTINUED)
         INSURANCE (CONTINUED)
 4,100   Fidelity National Financial, Inc. ..............  $   123,246
 2,200   HCC Insurance Holdings, Inc. ...................       63,976
 1,500   IPC Holdings, Ltd. .............................       52,500
 4,200   John Hancock Financial Services, Inc. ..........      141,960
10,400   MetLife, Inc. ..................................      291,720
 3,900   Old Republic International Corp. ...............      129,051
 3,000   Radian Group, Inc. .............................      133,200
 2,000   RenaissanceRe Holdings, Ltd. ...................       91,260
 1,900   SAFECO Corp. ...................................       66,994
   700   Torchmark Corp. ................................       28,448
 2,300   W. R. Berkley Corp. ............................       78,798
                                                           -----------
                                                             1,493,271
                                                           -----------
         IT HARDWARE -- 6.1%
22,900   Cisco Systems, Inc.*............................      447,466
58,400   Intel Corp. ....................................    1,606,584
   400   International Rectifier Corp.*..................       14,976
 1,800   Intersil Corp., Class A*........................       42,840
 5,900   National Semiconductor Corp.*...................      190,511
                                                           -----------
                                                             2,302,377
                                                           -----------
         MACHINERY -- 5.2%
 1,900   American Standard Cos., Inc.*...................      160,075
 2,900   Brunswick Corp. ................................       74,472
10,600   Caterpillar, Inc. ..............................      729,704
 1,300   Cummins, Inc. ..................................       57,759
 7,500   Deere & Co. ....................................      399,825
15,000   Masco Corp. ....................................      367,200
 5,300   Rockwell Automation, Inc. ......................      139,125
 1,000   Snap-on, Inc. ..................................       27,650
                                                           -----------
                                                             1,955,810
                                                           -----------
         MEDIA -- 2.2%
   200   Media General, Inc., Class A....................       12,220
 6,500   Tribune Co. ....................................      298,350
 7,900   Viacom, Inc., Class A...........................      303,360
10,900   Walt Disney Co. ................................      219,853
                                                           -----------
                                                               833,783
                                                           -----------
         METALS -- 0.4%
 1,700   Cameco Corp. ...................................       59,313
 1,000   Freeport-McMoRan Copper & Gold, Inc., Class B...       33,100
   400   Harsco Corp. ...................................       15,388
   900   Precision Castparts Corp. ......................       31,590
                                                           -----------
                                                               139,391
                                                           -----------
         MISCELLANEOUS FINANCIAL -- 5.2%
 7,700   Citigroup, Inc. ................................      350,427
39,300   J.P. Morgan Chase & Co. ........................    1,349,169
 8,100   Principal Financial Group, Inc. ................      251,019
                                                           -----------
                                                             1,950,615
                                                           -----------
         OFFICE MACHINERY -- 1.9%
   800   Diebold, Inc. ..................................       40,520
14,300   EMC Corp.*......................................      180,609
12,100   Hewlett-Packard Co. ............................      234,256
 6,800   Maxtor Corp.*...................................       82,756

SHARES                                                        VALUE
------                                                     -----------
         COMMON STOCKS (CONTINUED)
         OFFICE MACHINERY (CONTINUED)
 2,000   SanDisk Corp.*..................................  $   127,480
 1,800   Storage Technology Corp.*.......................       43,452
                                                           -----------
                                                               709,073
                                                           -----------
         OIL -- 1.6%
 5,000   Apache Corp. ...................................      346,700
 6,500   Chesapeake Energy Corp. ........................       70,070
 3,000   Nexen, Inc. ....................................       81,960
 2,100   Pogo Producing Co. .............................       95,088
                                                           -----------
                                                               593,818
                                                           -----------
         OIL -- INTEGRATED -- 4.7%
12,800   ChevronTexaco Corp. ............................      914,560
10,200   ConocoPhillips..................................      558,450
 9,700   Marathon Oil Corp. .............................      276,450
                                                           -----------
                                                             1,749,460
                                                           -----------
         OIL DISTRIBUTION -- 0.3%
 2,600   Sunoco, Inc. ...................................      104,572
                                                           -----------
         OIL SERVICES -- 0.1%
 1,000   FMC Technologies, Inc.*.........................       21,420
                                                           -----------
         OTHER UTILITIES -- 0.2%
 3,200   ONEOK, Inc. ....................................       64,544
                                                           -----------
         REAL ESTATE INVESTMENT TRUSTS -- 0.4%
   200   Apartment Investment & Management Co., Class
           A.............................................        7,872
 3,200   iStar Financial, Inc. ..........................      124,640
   900   Macerich Co. ...................................       33,975
                                                           -----------
                                                               166,487
                                                           -----------
         RETAIL -- 7.8%
 4,100   Big Lots, Inc.*.................................       64,821
 1,400   Borders Group, Inc.*............................       26,488
 1,400   Chico's FAS, Inc.*..............................       42,896
   600   Claire's Stores, Inc. ..........................       20,076
 3,700   Dollar Tree Stores, Inc.*.......................      123,950
 2,600   eBay, Inc.*.....................................      138,580
 1,300   Family Dollar Stores, Inc. .....................       51,857
 6,000   Federated Department Stores, Inc. ..............      251,400
 4,900   Foot Locker, Inc. ..............................       79,380
 1,900   Gap, Inc. ......................................       32,528
   900   Home Depot, Inc. ...............................       28,665
   600   J.C. Penney Co., Inc. ..........................       12,822
21,900   Lowe's Cos., Inc. ..............................    1,136,610
   500   Neiman Marcus Group, Inc., Class A*.............       20,850
 9,900   Office Depot, Inc.*.............................      139,095
 3,200   Sears, Roebuck & Co. ...........................      139,936
15,000   Staples, Inc.*..................................      356,250
11,000   TJX Cos., Inc. .................................      213,620
 5,300   Toys "R" Us, Inc.*..............................       63,759
                                                           -----------
                                                             2,943,583
                                                           -----------
         SERVICES -- 2.5%
 2,900   Accenture Ltd., Class A*........................       64,786
 3,400   Apollo Group, Inc., Class A*....................      224,502
10,000   InterActiveCorp*................................      330,500
 8,100   Prudential Financial, Inc. .....................      302,616
                                                           -----------
                                                               922,404
                                                           -----------

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. LARGE CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30,
2003 -- (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                        VALUE
------                                                     -----------
         COMMON STOCKS (CONTINUED)
  7/8w   SOAPS & COSMETICS -- 0.4%
   500   Avon Products, Inc. ............................  $    32,280
 3,300   Estee Lauder Co., Inc., Class A.................      112,530
                                                           -----------
                                                               144,810
                                                           -----------
         SOFTWARE -- 6.3%
 5,700   Computer Sciences Corp.*........................      214,149
 3,600   Electronic Arts, Inc.*..........................      332,028
 1,500   Fair Isaac Corp. ...............................       88,440
 2,400   First American Corp. ...........................       59,760
12,900   First Data Corp. ...............................      515,484
 1,900   GTECH Holdings Corp. ...........................       81,415
 1,200   International Business Machines Corp. ..........      105,996
35,000   Microsoft Corp. ................................      972,650
                                                           -----------
                                                             2,369,922
                                                           -----------
         TELEPHONE -- 5.1%
78,300   AOL Time Warner, Inc.*..........................    1,183,113
   100   BellSouth Corp. ................................        2,368
 4,600   CenturyTel, Inc. ...............................      155,894
 5,000   Comcast Corp., Class A*.........................      154,400
 7,300   Cox Communications, Inc., Class A*..............      230,826
   400   Qwest Communications International, Inc.*.......        1,360
12,200   Sprint Corp. ...................................      184,220
                                                           -----------
                                                             1,912,181
                                                           -----------
         TEXTILES -- 0.4%
   200   Coach, Inc.*....................................       10,920
 3,400   Liz Claiborne, Inc. ............................      115,770
   300   NIKE, Inc. .....................................       18,246
                                                           -----------
                                                               144,936
                                                           -----------
         TRANSPORTATION -- 0.9%
 5,800   Burlington Northern Santa Fe Corp. .............      167,446
 2,100   Ryder Systems, Inc. ............................       61,572
 1,200   Teekay Shipping Corp. ..........................       50,760
 1,300   Union Pacific Corp. ............................       75,621
                                                           -----------
                                                               355,399
                                                           -----------

SHARES                                                        VALUE
------                                                     -----------
         COMMON STOCKS (CONTINUED)
         TRAVEL & ENTERTAINMENT -- 1.0%
 1,600   Applebee's International, Inc. .................  $    50,368
 1,500   CBRL Group, Inc. ...............................       53,220
 6,200   Cendant Corp.*..................................      115,878
 1,400   Mandalay Resort Group...........................       55,454
 3,000   McDonald's Corp. ...............................       70,620
 1,100   Outback Steakhouse, Inc. .......................       41,657
                                                           -----------
                                                               387,197
                                                           -----------
         WHOLESALE -- 2.1%
   700   AdvancePCS*.....................................       31,899
 2,900   Omnicare, Inc. .................................      104,574
19,900   Sysco Corp. ....................................      650,929
                                                           -----------
                                                               787,402
                                                           -----------
         TOTAL INVESTMENTS (COST $36,471,619) (A) --
           100.0%........................................   37,576,065
         OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0%...        8,571
                                                           -----------
         NET ASSETS -- 100.0%............................  $37,584,636
                                                           ===========

---------------

*  Represents non-income producing securities.

(a) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation................  $1,951,591
   Unrealized depreciation................    (847,145)
                                            ----------
   Net unrealized appreciation............  $1,104,446
                                            ==========

              See accompanying notes to the financial statements.

AXA ROSENBERG ENHANCED 500 FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                                         VALUE
---------                                                     ----------
            COMMON STOCKS -- 97.6%
            AIRLINES -- 0.2%
     100    FedEx Corp. ....................................  $    6,443
     300    Southwest Airlines Co. .........................       5,310
                                                              ----------
                                                                  11,753
                                                              ----------
            AUTOS -- 1.1%
     900    Ford Motor Co. .................................       9,693
     900    General Motors Acceptance Corp. ................      36,837
      11    PACCAR, Inc. ...................................         822
     400    Textron, Inc. ..................................      15,780
                                                              ----------
                                                                  63,132
                                                              ----------
            BANKS -- 12.5%
   1,200    American Express Co. ...........................      54,072
     100    AmSouth Bancorp.................................       2,122
   1,300    Bank of America Corp. ..........................     101,452
     300    Bank of New York Co., Inc. .....................       8,733
   1,000    Bank One Corp. .................................      38,650
     200    BB&T Corp. .....................................       7,182
     100    Capital One Financial Corp. ....................       5,704
     300    Countrywide Financial Corp. ....................      23,484
     200    Fifth Third Bancorp.............................      11,054
   1,400    FleetBoston Financial Corp. ....................      42,210
     800    Freddie Mac.....................................      41,880
   5,000    General Electric Co. ...........................     149,049
     200    KeyCorp.........................................       5,114
     100    Marshall & Ilsley Corp. ........................       3,152
     600    MBNA Corp. .....................................      13,680
     200    Mellon Financial Corp. .........................       6,028
     300    National City Corp. ............................       8,838
     100    Northern Trust Corp. ...........................       4,244
     600    PNC Financial Services Group....................      28,548
     100    Regions Financial Corp. ........................       3,425
     200    SLM Corp. ......................................       7,792
     100    SouthTrust Corp. ...............................       2,939
     100    State Street Corp. .............................       4,500
     100    SunTrust Banks, Inc. ...........................       6,037
     100    Synovus Financial Corp. ........................       2,499
   1,500    U.S. Bancorp....................................      35,985
   1,300    Wachovia Corp. .................................      53,547
     400    Washington Mutual, Inc. ........................      15,748
     800    Wells Fargo & Co. ..............................      41,200
                                                              ----------
                                                                 728,868
                                                              ----------
            BIOTECHNOLOGY -- 1.1%
     900    Amgen, Inc.*....................................      58,113
     100    Genzyme Corp.*..................................       4,625
     100    MedImmune, Inc.*................................       3,301
                                                              ----------
                                                                  66,039
                                                              ----------
            BUILDING -- 0.7%
     200    Centex Corp. ...................................      15,576
     200    KB HOME.........................................      11,932
     200    Pulte Homes, Inc. ..............................      13,602
                                                              ----------
                                                                  41,110
                                                              ----------
            CELLULAR -- 0.9%
     100    Alltel Corp. ...................................       4,634
   1,400    AT&T Wireless Services, Inc.*...................      11,452
   1,800    Nextel Communications, Inc., Class A*...........      35,442
                                                              ----------
                                                                  51,528
                                                              ----------

 SHARES                                                         VALUE
---------                                                     ----------
            COMMON STOCKS (CONTINUED)
            CHEMICALS -- 1.4%
     100    Air Products & Chemicals, Inc. .................  $    4,510
     500    Dow Chemical Co. ...............................      16,270
     500    Du Pont (E.I.) de Nemours & Co. ................      20,005
     300    Great Lakes Chemical Corp. .....................       6,033
     600    Hercules, Inc.*.................................       6,798
     300    PPG Industries, Inc. ...........................      15,666
     100    Rohm & Haas Co. ................................       3,345
     400    Sherwin-Williams Co. ...........................      11,764
                                                              ----------
                                                                  84,391
                                                              ----------
            COMPUTER -- 1.5%
     200    Apple Computer, Inc.*...........................       4,126
   2,400    Dell, Inc.*.....................................      80,136
   1,400    Sun Microsystems, Inc.*.........................       4,634
                                                              ----------
                                                                  88,896
                                                              ----------
            DEFENSE -- 0.4%
     400    Boeing Co. .....................................      13,732
     100    Lockheed Martin Corp. ..........................       4,615
     200    Raytheon Co. ...................................       5,600
                                                              ----------
                                                                  23,947
                                                              ----------
            DRUGS -- 6.1%
     700    Abbott Laboratories.............................      29,785
     900    Bristol-Myers Squibb Co. .......................      23,094
     500    Eli Lilly & Co. ................................      29,700
     100    Forest Laboratories, Inc.*......................       5,145
     205    Medco Health Solutions, Inc.*...................       5,316
   1,700    Merck & Co., Inc. ..............................      86,054
   3,700    Pfizer, Inc. ...................................     112,406
     700    Schering-Plough Corp. ..........................      10,668
     300    Watson Pharmaceuticals, Inc.*...................      12,507
   1,000    Wyeth...........................................      46,100
                                                              ----------
                                                                 360,775
                                                              ----------
            DURABLES -- 0.1%
     100    Harley-Davidson, Inc. ..........................       4,820
                                                              ----------
            ELECTRIC UTILITIES -- 1.4%
     100    American Electric Power, Inc. ..................       3,000
     100    Consolidated Edison, Inc. ......................       4,076
     100    Dominion Resources, Inc. .......................       6,190
     400    Duke Energy Corp. ..............................       7,124
     500    Entergy Corp. ..................................      27,075
     100    Exelon Corp. ...................................       6,350
     100    FirstEnergy Corp. ..............................       3,190
     200    PG&E Corp.*.....................................       4,780
     100    Progress Energy, Inc. ..........................       4,446
     100    Public Service Enterprise Group, Inc. ..........       4,200
     300    Southern Co. ...................................       8,796
     200    TXU Corp. ......................................       4,712
                                                              ----------
                                                                  83,939
                                                              ----------
            FOOD -- 3.3%
     210    Archer-Daniels-Midland Co. .....................       2,753
     700    Campbell Soup Co. ..............................      18,550
   1,200    Coca-Cola Co. ..................................      51,552
     200    Coca-Cola Enterprises, Inc. ....................       3,812
     200    ConAgra Foods, Inc. ............................       4,248
     100    General Mills, Inc. ............................       4,707
     500    H.J. Heinz Co. .................................      17,140
     200    Kellogg Co. ....................................       6,670

              See accompanying notes to the financial statements.

AXA ROSENBERG ENHANCED 500 FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                                         VALUE
---------                                                     ----------
            COMMON STOCKS (CONTINUED)
            FOOD (CONTINUED)
   1,600    PepsiCo, Inc. ..................................  $   73,328
     300    Sara Lee Corp. .................................       5,508
     100    Wm. Wrigley Jr. Co. ............................       5,530
                                                              ----------
                                                                 193,798
                                                              ----------
            HEALTH -- 1.2%
     400    Aetna, Inc. ....................................      24,412
     100    Anthem, Inc.*...................................       7,133
     200    HCA, Inc. ......................................       7,372
     600    Humana, Inc.*...................................      10,830
     200    Tenet Healthcare Corp.*.........................       2,896
     300    UnitedHealth Group, Inc. .......................      15,096
                                                              ----------
                                                                  67,739
                                                              ----------
            HOUSEHOLD -- 1.4%
     500    Corning, Inc.*..................................       4,710
     400    Fortune Brands, Inc. ...........................      22,700
     500    Gillette Co. ...................................      15,990
     500    Hasbro, Inc. ...................................       9,340
     900    International Game Technology...................      25,335
     200    Mattel, Inc. ...................................       3,792
                                                              ----------
                                                                  81,867
                                                              ----------
            INSTRUMENTS -- 4.5%
     200    Agilent Technologies, Inc.*.....................       4,422
     300    Bausch & Lomb, Inc. ............................      13,245
     300    Baxter International, Inc. .....................       8,718
     600    Becton, Dickinson & Co. ........................      21,672
     100    Biomet, Inc. ...................................       3,361
     700    Boston Scientific Corp.*........................      44,660
     100    Guidant Corp. ..................................       4,685
     400    Honeywell International, Inc. ..................      10,540
   1,500    Johnson & Johnson...............................      74,280
     300    Johnson Controls, Inc. .........................      28,380
     600    Medtronic, Inc. ................................      28,152
     100    Stryker Corp. ..................................       7,531
     400    Thermo Electron Corp.*..........................       8,680
     100    Zimmer Holdings, Inc.*..........................       5,510
                                                              ----------
                                                                 263,836
                                                              ----------
            INSURANCE -- 6.1%
     600    ACE, Ltd. ......................................      19,848
     200    AFLAC, Inc. ....................................       6,460
   1,100    Allstate Corp. .................................      40,183
   1,300    American International Group, Inc. .............      75,010
     700    Aon Corp. ......................................      14,595
     100    Hartford Financial Services Group, Inc. ........       5,263
     700    John Hancock Financial Services, Inc. ..........      23,660
     400    Loews Corp. ....................................      16,148
     700    Marsh & McLennan Cos., Inc. ....................      33,327
   1,200    MetLife, Inc. ..................................      33,660
     300    MGIC Investment Corp. ..........................      15,621
     300    Progressive Corp. ..............................      20,733
     400    SAFECO Corp. ...................................      14,104
     100    St. Paul Cos., Inc. ............................       3,703
     300    Torchmark Corp. ................................      12,192
     300    XL Capital, Ltd., Class A.......................      23,232
                                                              ----------
                                                                 357,739
                                                              ----------

 SHARES                                                         VALUE
---------                                                     ----------
            COMMON STOCKS (CONTINUED)
            IT HARDWARE -- 5.6%
     200    Altera Corp.*...................................  $    3,780
     100    Analog Devices, Inc.*...........................       3,802
     800    Applied Materials, Inc.*........................      14,512
     100    Broadcom Corp., Class A*........................       2,662
   5,300    Cisco Systems, Inc.*............................     103,562
     100    General Dynamics Corp. .........................       7,806
   4,800    Intel Corp. ....................................     132,048
     100    Linear Technology Co. ..........................       3,581
     100    Maxim Integrated Products, Inc. ................       3,950
     300    Micron Technology, Inc.*........................       4,026
   1,200    Motorola, Inc. .................................      14,364
     400    National Semiconductor Corp.*...................      12,916
     800    Texas Instruments, Inc. ........................      18,240
     100    Xilinx, Inc.*...................................       2,851
                                                              ----------
                                                                 328,100
                                                              ----------
            LIQUOR & TOBACCO -- 1.7%
   1,400    Altria Group, Inc. .............................      61,320
     800    Anheuser-Busch Cos., Inc. ......................      39,472
                                                              ----------
                                                                 100,792
                                                              ----------
            MACHINERY -- 3.3%
     300    American Standard Cos., Inc.*...................      25,275
     400    Brunswick Corp. ................................      10,272
     100    Caterpillar, Inc. ..............................       6,884
     400    Deere & Co. ....................................      21,324
     100    Dover Corp. ....................................       3,537
     200    Emerson Electric Co. ...........................      10,530
     100    Illinois Tool Works, Inc. ......................       6,626
   1,000    Masco Corp. ....................................      24,480
     400    Rockwell Automation, Inc. ......................      10,500
     300    Snap-on, Inc. ..................................       8,295
   1,000    Tyco International, Ltd. .......................      20,430
     600    United Technologies Corp. ......................      46,368
                                                              ----------
                                                                 194,521
                                                              ----------
            MEDIA -- 1.4%
     400    American Greetings Corp., Class A *.............       7,772
     300    Clear Channel Communications, Inc. .............      11,490
     100    Gannett Co., Inc. ..............................       7,756
     400    Tribune Co. ....................................      18,360
     100    Univision Communications, Inc., Class A*........       3,193
   1,700    Walt Disney Co. ................................      34,289
                                                              ----------
                                                                  82,860
                                                              ----------
            METALS -- 0.6%
     300    Alcoa, Inc. ....................................       7,848
     400    Freeport-McMoRan Copper & Gold, Inc., Class B...      13,240
     200    Newmont Mining Corp. ...........................       7,818
     400    United States Steel Corp. ......................       7,352
                                                              ----------
                                                                  36,258
                                                              ----------
            MISCELLANEOUS FINANCIAL -- 5.9%
     200    Ambac Financial Group, Inc. ....................      12,800
     600    Charles Schwab Corp. ...........................       7,146
   3,800    Citigroup, Inc. ................................     172,938
     100    Franklin Resources, Inc. .......................       4,421
     200    Goldman Sachs Group, Inc. ......................      16,780
   1,800    J.P. Morgan Chase & Co. ........................      61,794

              See accompanying notes to the financial statements.

AXA ROSENBERG ENHANCED 500 FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                                         VALUE
---------                                                     ----------
            COMMON STOCKS (CONTINUED)
            MISCELLANEOUS FINANCIAL (CONTINUED)
     100    Lehman Brothers Holdings, Inc. .................  $    6,908
     400    Merrill Lynch & Co. ............................      21,412
     500    Morgan Stanley Dean Witter & Co. ...............      25,230
     200    Principal Financial Group, Inc. ................       6,198
     300    Qualcomm, Inc. .................................      12,492
                                                              ----------
                                                                 348,119
                                                              ----------
            OFFICE MACHINERY -- 1.2%
     100    Eastman Kodak Co. ..............................       2,094
   1,100    EMC Corp.*......................................      13,893
   1,400    Hewlett-Packard Co. ............................      27,104
     200    Lexmark International, Inc.*....................      12,602
     100    Network Appliance, Inc.*........................       2,053
     100    Pitney Bowes, Inc. .............................       3,832
     200    Veritas Software Corp.*.........................       6,280
     300    Xerox Corp.*....................................       3,078
                                                              ----------
                                                                  70,936
                                                              ----------
            OIL -- 0.6%
     100    Anadarko Petroleum Corp. .......................       4,176
     300    Apache Corp. ...................................      20,802
     100    Burlington Resources, Inc. .....................       4,820
     100    Devon Energy Corp. .............................       4,819
                                                              ----------
                                                                  34,617
                                                              ----------
            OIL -- INTEGRATED -- 4.5%
   1,000    ChevronTexaco Corp. ............................      71,450
     700    ConocoPhillips..................................      38,325
   3,400    Exxon Mobil Corp. ..............................     124,440
     700    Marathon Oil Corp. .............................      19,950
     200    Occidental Petroleum Corp. .....................       7,046
     100    Unocal Corp. ...................................       3,152
                                                              ----------
                                                                 264,363
                                                              ----------
            OIL DISTRIBUTION -- 0.4%
     300    Ashland, Inc. ..................................       9,855
     300    Sunoco, Inc. ...................................      12,066
                                                              ----------
                                                                  21,921
                                                              ----------
            OIL SERVICES -- 0.3%
     100    Baker Hughes, Inc. .............................       2,959
     200    Halliburton Co. ................................       4,850
     200    Schlumberger, Ltd. .............................       9,680
                                                              ----------
                                                                  17,489
                                                              ----------
            OTHER UTILITIES -- 0.3%
     300    Peoples Energy Corp. ...........................      12,414
     200    Waste Management, Inc. .........................       5,234
                                                              ----------
                                                                  17,648
                                                              ----------
            PAPER -- 2.4%
     800    3M Co. .........................................      55,256
     200    International Paper Co. ........................       7,804
     200    Kimberly-Clark Corp. ...........................      10,264
     700    Procter & Gamble Co. ...........................      64,974
     100    Weyerhaeuser Co. ...............................       5,845
                                                              ----------
                                                                 144,143
                                                              ----------
            REAL ESTATE DEVELOPMENT -- 0.1%
     200    Limited Brands, Inc. ...........................       3,016
                                                              ----------

 SHARES                                                         VALUE
---------                                                     ----------
            COMMON STOCKS (CONTINUED)
            REAL ESTATE INVESTMENT TRUSTS -- 0.1%
     200    Equity Office Properties Trust..................  $    5,506
     100    Equity Residential..............................       2,928
                                                              ----------
                                                                   8,434
                                                              ----------
            RETAIL -- 8.1%
     200    Albertson's, Inc. ..............................       4,114
     100    AutoZone, Inc.*.................................       8,953
     100    Bed Bath & Beyond, Inc.*........................       3,818
     100    Best Buy Co., Inc.*.............................       4,752
     600    Big Lots, Inc.*.................................       9,486
     200    Costco Wholesale Corp.*.........................       6,216
     700    CVS Corp. ......................................      21,742
     100    Dollar General Corp. ...........................       2,000
     300    eBay, Inc.*.....................................      15,990
     500    Federated Department Stores, Inc. ..............      20,950
     400    Gap, Inc. ......................................       6,848
   2,000    Home Depot, Inc. ...............................      63,700
     600    J.C. Penney Co., Inc. ..........................      12,822
     100    Kohl's Corp.*...................................       5,350
     300    Kroger Co.*.....................................       5,361
     800    Lowe's Cos., Inc. ..............................      41,520
     100    May Department Stores Co. ......................       2,463
     700    Office Depot, Inc.*.............................       9,835
     200    Safeway, Inc.*..................................       4,588
     700    Sears, Roebuck & Co. ...........................      30,611
     200    Staples, Inc.*..................................       4,750
     400    SUPERVALU, Inc. ................................       9,544
     400    Target Corp. ...................................      15,052
   1,100    TJX Cos., Inc. .................................      21,362
     800    Toys "R" Us, Inc.*..............................       9,624
   2,200    Wal-Mart Stores, Inc. ..........................     122,870
     500    Walgreen Co. ...................................      15,320
                                                              ----------
                                                                 479,641
                                                              ----------
            SERVICES -- 1.2%
     400    Apollo Group, Inc., Class A*....................      26,412
     100    H&R Block, Inc. ................................       4,315
     100    Paychex, Inc. ..................................       3,393
   1,000    Prudential Financial, Inc. .....................      37,360
                                                              ----------
                                                                  71,480
                                                              ----------
            SOAPS & COSMETICS -- 0.7%
     400    Avon Products, Inc. ............................      25,824
     100    Clorox Co. .....................................       4,587
     200    Colgate-Palmolive Co. ..........................      11,178
                                                              ----------
                                                                  41,589
                                                              ----------
            SOFTWARE -- 7.1%
     100    Adobe Systems, Inc. ............................       3,926
     300    Automatic Data Processing, Inc. ................      10,755
     200    Computer Associates International, Inc. ........       5,222
     400    Computer Sciences Corp.*........................      15,028
     200    Electronic Data Systems Corp. ..................       4,040
   1,000    First Data Corp. ...............................      39,960
   1,400    International Business Machines Corp. ..........     123,662
   5,800    Microsoft Corp. ................................     161,182

              See accompanying notes to the financial statements.

AXA ROSENBERG ENHANCED 500 FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

 SHARES                                                         VALUE
---------                                                     ----------
            COMMON STOCKS (CONTINUED)
            SOFTWARE (CONTINUED)
   4,600    Oracle Corp.*...................................  $   51,612
     100    SunGard Data Systems*...........................       2,631
                                                              ----------
                                                                 418,018
                                                              ----------
            TELEPHONE -- 4.6%
   2,300    AOL Time Warner, Inc.*..........................      34,753
     260    AT&T Corp. .....................................       5,603
     900    BellSouth Corp. ................................      21,312
     400    CenturyTel, Inc. ...............................      13,556
   2,000    Comcast Corp., Class A*.........................      61,760
   3,600    Qwest Communications International, Inc.*.......      12,240
   1,700    SBC Communications, Inc. .......................      37,825
   1,700    Sprint Corp. ...................................      25,670
   1,400    Verizon Communications, Inc. ...................      45,416
     300    Yahoo!, Inc.*...................................      10,614
                                                              ----------
                                                                 268,749
                                                              ----------
            TEXTILES -- 0.7%
     400    Liz Claiborne, Inc. ............................      13,620
     500    NIKE, Inc. .....................................      30,410
                                                              ----------
                                                                  44,030
                                                              ----------
            TRANSPORTATION -- 1.3%
     800    Burlington Northern Santa Fe Corp. .............      23,096
     200    Carnival Corp. .................................       6,578
     100    Norfolk Southern Corp. .........................       1,850
     300    Ryder Systems, Inc. ............................       8,796
     100    Union Pacific Corp. ............................       5,817
     500    United Parcel Service, Inc., Class B............      31,900
                                                              ----------
                                                                  78,037
                                                              ----------
            TRAVEL & ENTERTAINMENT -- 1.1%
   1,700    Cendant Corp.*..................................      31,773
     600    McDonald's Corp. ...............................      14,124
     100    Starbucks Corp.*................................       2,880
     600    YUM! Brands, Inc.*..............................      17,772
                                                              ----------
                                                                  66,549
                                                              ----------

SHARES OR
PRINCIPAL                                                       VALUE
---------                                                     ----------
            COMMON STOCKS (CONTINUED)
            WHOLESALE -- 0.5%
     200    Cardinal Health, Inc. ..........................  $   11,678
     100    McKesson Corp. .................................       3,329
     500    Sysco Corp. ....................................      16,355
                                                              ----------
                                                                  31,362
                                                              ----------
            TOTAL COMMON STOCKS.............................   5,746,849
                                                              ----------
            REPURCHASE AGREEMENTS -- 1.7%
 $99,255    Bear Stearns dated 9/30/03, due 10/1/03 at 0.96%
              with a maturity value of $99,257 (Fully
              collateralized by U.S. Treasury Bonds)........      99,255
                                                              ----------
            TOTAL REPURCHASE AGREEMENTS.....................      99,255
                                                              ----------
            TOTAL INVESTMENTS (COST $5,972,039)
              (A) -- 99.3%..................................   5,846,104
            OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%...      40,024
                                                              ----------
            NET ASSETS -- 100.0%............................  $5,886,128
                                                              ==========

---------------

*  Non-income producing security.

(a) Represents cost for financial reporting, is substantially the same as federal income tax purposes, and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation.................  $ 534,608
   Unrealized depreciation.................   (660,543)
                                             ---------
   Net unrealized depreciation.............  $(125,935)
                                             =========

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                        VALUE
------                                                     ------------
         COMMON STOCKS -- 94.5%
         AUSTRALIA -- 4.0%
         Banks -- 2.5%
 2,664   Australia & New Zealand Banking Group, Ltd. ....   $   32,366
 3,278   Commonwealth Bank of Australia..................       61,459
 3,090   National Australia Bank, Ltd. ..................       64,418
 5,302   Westpac Banking Corp. ..........................       58,136
                                                            ----------
                                                               216,379
                                                            ----------
         Building -- 0.1%
 1,837   Leighton Holdings, Ltd. ........................       12,583
                                                            ----------
         Chemicals -- 0.2%
 2,456   Orica, Ltd. ....................................       19,948
                                                            ----------
         Construction Materials -- 0.2%
 4,339   Boral, Ltd. ....................................       15,389
                                                            ----------
         Food -- 0.0%
 1,591   Ridley Corp., Ltd. .............................        1,583
                                                            ----------
         Instruments -- 0.0%
   470   Ansell, Ltd. ...................................        2,138
                                                            ----------
         Insurance -- 0.1%
 1,029   QBE Insurance Group, Ltd. ......................        6,937
                                                            ----------
         Media -- 0.1%
 2,072   Austereo Group, Ltd. ...........................        1,963
 1,949   Seven Network, Ltd. ............................        7,559
 2,130   Ten Network Holdings, Ltd. .....................        3,532
                                                            ----------
                                                                13,054
                                                            ----------
         Metals -- 0.5%
 3,494   BHP Billiton, Ltd. .............................       24,974
   326   Crane Group, Ltd. ..............................        2,317
 6,704   Downer EDI, Ltd. ...............................        3,948
 4,744   OneSteel, Ltd. .................................        6,871
                                                            ----------
                                                                38,110
                                                            ----------
         Oil -- 0.1%
 7,559   Oil Search, Ltd. ...............................        5,730
 1,503   Santos, Ltd. ...................................        5,819
                                                            ----------
                                                                11,549
                                                            ----------
         Retail -- 0.0%
 2,241   David Jones, Ltd. ..............................        2,230
 1,537   Miller's Retail, Ltd. ..........................        1,862
                                                            ----------
                                                                 4,092
                                                            ----------
         Transportation -- 0.0%
   275   GrainCorp, Ltd.*................................        2,438
                                                            ----------
         Travel & Entertainment -- 0.2%
 1,791   TABCORP Holdings, Ltd. .........................       14,013
                                                            ----------
                                                               358,213
                                                            ----------
         AUSTRIA -- 0.2%
         Building -- 0.0%
    91   BHS Vermoegensvewaltung*........................          106
                                                            ----------
         Metals -- 0.2%
   285   voestalpine.....................................       10,107
                                                            ----------
         Oil Distribution -- 0.0%
    34   OMV.............................................        4,070
                                                            ----------
                                                                14,283
                                                            ----------

SHARES                                                        VALUE
------                                                     ------------
         COMMON STOCKS (CONTINUED)
         BELGIUM -- 0.9%
         Banks -- 0.6%
 1,010   Algemene Maatschappij voor Nijverheidskredit....   $   41,026
   650   Fortis..........................................       11,059
                                                            ----------
                                                                52,085
                                                            ----------
         Retail -- 0.3%
   705   Delhaize Group..................................       28,735
                                                            ----------
                                                                80,820
                                                            ----------
         DENMARK -- 1.1%
         Banks -- 0.6%
 3,463   Danske Bank.....................................       65,988
                                                            ----------
         Biotechnology -- 0.3%
   766   Novozymes, B Shares.............................       24,087
                                                            ----------
         Food -- 0.1%
   214   Danisco.........................................        8,055
                                                            ----------
         Services -- 0.1%
   104   ISS.............................................        4,714
                                                            ----------
                                                               102,844
                                                            ----------
         FINLAND -- 1.4%
         Airlines -- 0.1%
 1,001   Finnair.........................................        5,689
                                                            ----------
         Building -- 0.0%
     1   YIT-Yhtyma......................................           26
                                                            ----------
         Chemicals -- 0.1%
 1,298   Kemira..........................................       12,093
                                                            ----------
         Defense -- 0.1%
   563   Wartsila Corp., Class B.........................        8,130
                                                            ----------
         Drugs -- 0.1%
   394   Orion-Yhtyma, Class B...........................        7,364
                                                            ----------
         Electric Utilities -- 0.5%
 5,592   Fortum..........................................       48,385
                                                            ----------
         Insurance -- 0.1%
   521   Pohjola Group, D Shares.........................       10,132
                                                            ----------
         Machinery -- 0.2%
 1,400   Metso Corp. ....................................       13,858
                                                            ----------
         Metals -- 0.0%
   300   Rautaruukki*....................................        1,747
                                                            ----------
         Paper -- 0.2%
 1,800   M-real, Class B.................................       16,392
                                                            ----------
                                                               123,816
                                                            ----------
         FRANCE -- 8.9%
         Airlines -- 0.3%
 1,593   Air France......................................       24,339
                                                            ----------
         Autos -- 0.8%
 1,625   PSA Peugeot Citroen.............................       69,053
                                                            ----------
         Banks -- 2.5%
 2,557   BNP Paribas.....................................      125,364
 1,650   Societe Generale, Class A.......................      109,911
                                                            ----------
                                                               235,275
                                                            ----------
         Building -- 0.2%
   159   Eiffage.........................................       15,285
                                                            ----------

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                        VALUE
------                                                     ------------
         COMMON STOCKS (CONTINUED)
         FRANCE (CONTINUED)
         Chemicals -- 0.1%
 1,673   Rhodia..........................................   $   10,501
                                                            ----------
         Drugs -- 1.0%
 1,908   Aventis.........................................       98,989
                                                            ----------
         Financial Investments -- 0.2%
    58   Eurazeo.........................................        3,231
   134   Societe Fonciere, Financiere et de
           Participations................................       14,044
                                                            ----------
                                                                17,275
                                                            ----------
         Insurance -- 0.4%
   841   CNP Assurances..................................       38,255
                                                            ----------
         Machinery -- 0.0%
     8   Valeo...........................................          292
                                                            ----------
         Media -- 0.6%
   470   Havas...........................................        2,178
 1,050   Lagardere S.C.A. ...............................       47,566
                                                            ----------
                                                                49,744
                                                            ----------
         Metals -- 0.0%
     2   Nexans..........................................           45
                                                            ----------
         Oil -- International -- 0.3%
   150   Total Fina Elf..................................       22,639
                                                            ----------
         Other Utilities -- 0.7%
 2,702   Veolia Environment..............................       59,912
                                                            ----------
         Retail -- 0.0%
    30   Rallye..........................................        1,471
                                                            ----------
         Soap & Cosmetics -- 0.5%
   879   Christian Dior..................................       43,781
                                                            ----------
         Software -- 0.4%
   810   Cap Gemini*.....................................       33,581
                                                            ----------
         Wholesale -- 0.9%
 2,160   Compagnie de Saint-Gobain.......................       79,412
                                                            ----------
                                                               799,849
                                                            ----------
         GERMANY -- 5.2%
         Autos -- 0.5%
 1,001   Volkswagen......................................       44,705
                                                            ----------
         Building -- 0.1%
   419   Bilfinger Berger................................       11,764
                                                            ----------
         Drugs -- 0.9%
 1,287   Degussa.........................................       36,420
 1,123   Merck KGaA......................................       35,964
   486   Schwarz Pharma..................................       11,048
                                                            ----------
                                                                83,432
                                                            ----------
         Electric Utilities -- 0.7%
 2,450   RWE.............................................       65,052
                                                            ----------
         Instruments -- 0.2%
   264   Fresenius.......................................       19,676
                                                            ----------
         IT Hardware -- 0.7%
 4,678   Infineon Technologies...........................       60,906
                                                            ----------
         Metals -- 0.2%
 1,636   ThyssenKrupp....................................       21,891
                                                            ----------

SHARES                                                        VALUE
------                                                     ------------
         COMMON STOCKS (CONTINUED)
         GERMANY (CONTINUED)
         Miscellaneous Financial -- 1.9%
 2,650   Deutsche Bank...................................   $  161,247
                                                            ----------
                                                               468,673
                                                            ----------
         GREECE -- 0.3%
         Banks -- 0.1%
   120   Bank of Greece..................................       13,234
                                                            ----------
         Building -- 0.0%
   535   Technical Olympic...............................        2,442
                                                            ----------
         Telephone -- 0.2%
 1,410   Hellenic Telecommunications Organization........       15,402
                                                            ----------
                                                                31,078
                                                            ----------
         HONG KONG -- 2.2%
         Electric Utilities -- 0.1%
 2,500   Hongkong Electric Holdings, Ltd. ...............        9,637
                                                            ----------
         Media -- 0.2%
 3,000   Kowloon Motor Bus Holdings, Ltd. ...............       14,450
                                                            ----------
         Miscellaneous Financial -- 0.1%
 4,000   BOC Hong Kong (Holdings), Ltd. .................        5,785
 1,000   Guoco Group, Ltd. ..............................        6,683
                                                            ----------
                                                                12,468
                                                            ----------
         Real Estate Development -- 1.0%
 6,000   Sun Hung Kai Properties, Ltd. ..................       48,620
 5,000   Swire Pacific, Ltd., Class A....................       29,507
 5,000   Wheelock and Co., Ltd. .........................        5,650
                                                            ----------
                                                                83,777
                                                            ----------
         Retail -- 0.2%
 3,000   Jardine Matheson Holdings, Ltd. ................       21,600
                                                            ----------
         Transportation -- 0.3%
15,000   MTR Corp., Ltd. ................................       20,242
 4,000   Orient Overseas International, Ltd. ............        9,039
                                                            ----------
                                                                29,281
                                                            ----------
         Travel & Entertainment -- 0.1%
 8,000   The Hongkong & Shanghai Hotels, Ltd. ...........        4,830
                                                            ----------
         Wholesale -- 0.2%
 7,000   Esprit Holdings, Ltd. ..........................       21,288
                                                            ----------
                                                               197,331
                                                            ----------
         IRELAND -- 0.1%
         Food -- 0.0%
 1,619   Glanbia*........................................        3,695
                                                            ----------
         Machinery -- 0.1%
 1,883   Kingspan Group, Ltd. ...........................        7,259
                                                            ----------
                                                                10,954
                                                            ----------
         ITALY -- 3.7%
         Banks -- 1.1%
12,000   Banca Nazionale del Lavoro*.....................       23,687
 4,000   Banca Popolare di Milano Scrl...................       18,633
 8,000   Capitalia*......................................       19,192
 3,904   Sanpaolo IMI....................................       38,917
                                                            ----------
                                                               100,429
                                                            ----------

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                        VALUE
------                                                     ------------
         COMMON STOCKS (CONTINUED)
         ITALY (CONTINUED)
         Building -- 0.0%
 2,760   Impregilo.......................................   $    1,681
    28   Permasteelisa...................................          452
                                                            ----------
                                                                 2,133
                                                            ----------
         Construction Materials -- 0.0%
   123   Buzzi Unicem....................................        1,246
                                                            ----------
         Food -- 0.3%
 7,986   Parmalat Finanziaria............................       25,064
                                                            ----------
         Oil -- International -- 2.1%
12,205   Eni.............................................      186,479
                                                            ----------
         Other Utilities -- 0.1%
 3,000   Snam Rete Gas...................................       11,564
                                                            ----------
         Retail -- 0.1%
 3,702   Ifil*...........................................       10,605
                                                            ----------
                                                               337,520
                                                            ----------
         JAPAN -- 22.2%
         Autos -- 1.5%
 4,000   Daihatsu Motor Co., Ltd. .......................       16,005
 3,000   Fuji Heavy Industries, Ltd. ....................       15,361
 3,000   Mazda Motor Corp. ..............................        7,573
   500   Toyota Industries Corp. ........................        9,399
 2,900   Toyota Motor Corp. .............................       85,145
                                                            ----------
                                                               133,483
                                                            ----------
         Banks -- 1.4%
   100   Acom Co., Ltd. .................................        4,485
     2   Mitsubishi Tokyo Financial Group, Inc. .........       12,621
   500   Promise Co., Ltd................................       21,930
   500   Sanyo Shinpan Finance Co., Ltd. ................       17,768
     5   Sumitomo Mitsui Financial Group, Inc. ..........       20,141
   300   Takefuji Corp. .................................       19,201
 5,000   The Joyo Bank, Ltd. ............................       15,933
     4   UFJ Holdings, Inc. .............................       15,719
                                                            ----------
                                                               127,798
                                                            ----------
         Building -- 1.3%
   600   Chudenko Corp. .................................        7,782
   500   Daito Trust Construction Co., Ltd. .............       13,315
 3,000   Daiwa House Industry Co., Ltd. .................       27,365
 2,000   Kandenko Co., Ltd. .............................        7,161
 3,000   Maeda Road Construction Co., Ltd. ..............       16,327
 2,000   Nippon Hodo Co., Ltd. ..........................       10,939
 6,000   Obayashi Corp. .................................       24,437
 2,000   Yurtec Corp. ...................................        7,107
                                                            ----------
                                                               114,433
                                                            ----------
         Cellular -- 0.5%
     4   KDDI Corp. .....................................       20,266
     5   Nippon Telegraph & Telephone Corp. .............       22,647
                                                            ----------
                                                                42,913
                                                            ----------

SHARES                                                        VALUE
------                                                     ------------
         COMMON STOCKS (CONTINUED)
         JAPAN (CONTINUED)
         Chemicals -- 0.9%
 3,000   Bridgestone Corp. ..............................   $   40,147
 1,000   Kaneka Corp. ...................................        7,277
 3,000   Mitsui Chemicals, Inc. .........................       17,321
 4,000   Toyo Tire & Rubber Co., Ltd. ...................        8,880
 3,000   Yokohama Rubber Co., Ltd. ......................        8,405
                                                            ----------
                                                                82,030
                                                            ----------
         Construction Materials -- 0.3%
 2,000   Matsushita Electric Works, Ltd. ................       13,875
 2,000   NGK Spark Plug Co., Ltd. .......................       17,365
                                                            ----------
                                                                31,240
                                                            ----------
         Drugs -- 2.2%
 2,000   Daiichi Pharmaceuticals Co., Ltd. ..............       32,404
 3,000   Kyowa Hakko Kogyo Co., Ltd. ....................       17,563
 1,500   Sankyo Co., Ltd. ...............................       21,873
 2,000   Taisho Pharmacuetical Co., Ltd. ................       31,455
 1,000   Takeda Chemical Industries, Ltd. ...............       36,432
 2,000   Yamanouchi Pharmaceutical Co., Ltd. ............       55,139
                                                            ----------
                                                               194,866
                                                            ----------
         Electric Utilities -- 1.0%
   600   Chubu Electric Power Co., Inc. .................       11,708
   700   Kansai Electric Power Co., Inc. ................       11,955
 1,200   Kyushu Electric Power Co., Inc. ................       19,711
   400   Tohoku Electric Power Co., Inc. ................        6,280
 1,700   Tokyo Electric Power Co., Inc. .................       36,370
                                                            ----------
                                                                86,024
                                                            ----------
         Food -- 0.5%
 2,000   Kinki Coca-Cola Bottling Co., Ltd. .............       12,227
   500   Kirin Beverage Corp. ...........................        8,267
 2,000   Mikuni Coca-Cola Bottling Co., Ltd. ............       14,608
   500   Nissin Food Products Co., Ltd. .................       11,861
                                                            ----------
                                                                46,963
                                                            ----------
         Insurance -- 1.1%
     2   Millea Holdings, Inc. ..........................       22,557
 4,000   Mitsui Sumitomo Insurance Co., Ltd. ............       29,075
 3,000   Nipponkoa Insurance Co., Ltd. ..................       15,226
 3,000   Sompo Japan Insurance, Inc. ....................       21,698
 3,000   The Nisshin Fire & Marine Insurance Co.,
           Ltd. .........................................        7,734
                                                            ----------
                                                                96,290
                                                            ----------
         IT Hardware -- 2.2%
 7,000   Hitachi, Ltd. ..................................       38,850
   100   Hoya Corp. .....................................        7,743
   600   Kyocera Corp. ..................................       35,448
 6,000   Matsushita Electric Industrial Co., Ltd. .......       72,238
 2,000   NEC Corp. ......................................       15,038
   100   Rohm Co., Ltd. .................................       12,979
 1,000   Sharp Corp. ....................................       14,635
                                                            ----------
                                                               196,931
                                                            ----------
         Liquor & Tobacco -- 0.6%
 2,000   Asahi Breweries, Ltd. ..........................       14,752
     3   Japan Tobacco, Inc. ............................       19,603
 3,000   Kirin Brewery Co., Ltd. ........................       22,960
                                                            ----------
                                                                57,315
                                                            ----------

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                        VALUE
------                                                     ------------
         COMMON STOCKS (CONTINUED)
         JAPAN (CONTINUED)
         Machinery -- 0.8%
 4,000   Fuji Electric Co., Ltd. ........................   $    8,880
 2,000   Makita Corp. ...................................       18,189
 9,000   Mitsubishi Heavy Indstries, Ltd. ...............       26,102
 2,000   Toyo Seikan Kaisha, Ltd. .......................       22,235
                                                            ----------
                                                                75,406
                                                            ----------
         Media -- 0.6%
 3,000   Dai Nippon Printing Co., Ltd. ..................       41,141
 2,000   Toppan Printing Co., Ltd. ......................       16,488
                                                            ----------
                                                                57,629
                                                            ----------
         Miscellaneous Financial -- 0.6%
 2,000   Daiwa Securities Group, Inc. ...................       13,517
 5,000   Nikko Cordial Corp. ............................       26,585
 6,000   Shinko Securities Co., Ltd.*....................       15,468
                                                            ----------
                                                                55,570
                                                            ----------
         Office Machinery -- 1.8%
 2,000   Canon, Inc. ....................................       97,748
 2,000   Fuji Photo Film Co., Ltd. ......................       58,721
 2,000   Sanyo Electric Co., Ltd. .......................        8,361
                                                            ----------
                                                               164,830
                                                            ----------
         Oil Distribution -- 0.4%
 4,000   Nippon Oil Corp. ...............................       17,616
 2,000   Showa Shell Sekiyu K.K. ........................       14,627
                                                            ----------
                                                                32,243
                                                            ----------
         Paper -- 0.1%
 3,000   Chuetsu Pulp & Paper Co., Ltd. .................        6,633
     1   Nippon Unipac Holding...........................        4,717
                                                            ----------
                                                                11,350
                                                            ----------
         Real Estate Development -- 0.4%
 1,000   Mitsui Fudosan Co., Ltd. .......................        8,862
 3,000   Sumitomo Realty & Development Co., Ltd. ........       23,390
                                                            ----------
                                                                32,252
                                                            ----------
         Retail -- 0.4%
 1,000   Seven-Eleven Japan Co., Ltd. ...................       31,956
                                                            ----------
         Services -- 0.2%
 2,000   Aichi Toyota Motor Co., Ltd. ...................       21,931
                                                            ----------
         Soap & Cosmetics -- 0.1%
   400   ADERANS Co., Ltd. ..............................        7,895
                                                            ----------
         Software -- 0.1%
 2,000   Fujitsu, Ltd. ..................................       10,455
                                                            ----------
         Telephone -- 1.1%
    42   NTT DoCoMo, Inc. ...............................      102,636
                                                            ----------
         Trade Co. -- 0.4%
 9,000   Marubeni Corp. .................................       14,018
 3,000   Mitsui & Co., Ltd. .............................       20,328
                                                            ----------
                                                                34,346
                                                            ----------
         Transportation -- 1.1%
    12   East Japan Railway Co. .........................       58,113
    11   West Japan Railway Co. .........................       42,241
                                                            ----------
                                                               100,354
                                                            ----------

SHARES                                                        VALUE
------                                                     ------------
         COMMON STOCKS (CONTINUED)
         JAPAN (CONTINUED)
         Travel & Entertainment -- 0.6%
   600   Heiwa Corp. ....................................   $    9,173
   400   Nintendo Co., Ltd. .............................       33,515
   300   Sankyo Co., Ltd. ...............................       10,419
                                                            ----------
                                                                53,107
                                                            ----------
                                                             2,002,246
                                                            ----------
         NETHERLANDS -- 4.2%
         Banks -- 1.2%
 6,402   ABN AMRO Holding................................      118,169
                                                            ----------
         Building -- 0.1%
   269   Heijmans........................................        5,354
                                                            ----------
         Cellular -- 0.8%
 9,359   Koninklijke (Royal) KPN*........................       70,081
                                                            ----------
         Food -- 0.1%
   100   Unilever........................................        5,881
                                                            ----------
         IT Hardware -- 1.5%
 6,260   Koninklijke (Royal) Philips Electronics.........      141,865
                                                            ----------
         Machinery -- 0.0%
   108   Stork...........................................        1,755
                                                            ----------
         Media -- 0.1%
   210   VNU.............................................        6,155
                                                            ----------
         Office Machinery -- 0.2%
 1,042   Oce.............................................       14,367
                                                            ----------
         Oil -- International -- 0.2%
   337   Royal Dutch Petroleum Co. ......................       14,799
                                                            ----------
                                                               378,426
                                                            ----------
         NEW ZEALAND -- 0.4%
         Durables -- 0.1%
   927   Fisher & Paykel Appliances Holdings, Ltd. ......        7,956
                                                            ----------
         Electric Utilities -- 0.1%
 3,843   Contact Energy, Ltd. ...........................       11,413
                                                            ----------
         Food -- 0.2%
19,096   Carter Holt Harvey, Ltd. .......................       19,395
   574   Sanford, Ltd. ..................................        1,708
                                                            ----------
                                                                21,103
                                                            ----------
                                                                40,472
                                                            ----------
         NORWAY -- 1.2%
         Oil -- 1.2%
   600   Norsk Hydro ASA.................................       30,528
 8,675   Statoil.........................................       77,763
                                                            ----------
                                                               108,291
                                                            ----------
         PORTUGAL -- 1.0%
         Electric Utilities -- 0.5%
18,000   Electricidade de Portugal.......................       41,295
                                                            ----------
         Telephone -- 0.5%
 6,070   Portugal Telecom, SGPS..........................       47,997
                                                            ----------
                                                                89,292
                                                            ----------
         SINGAPORE -- 0.8%
         Building -- 0.1%
 6,000   Keppel Corp., Ltd. .............................       18,223
                                                            ----------

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                        VALUE
------                                                     ------------
         COMMON STOCKS (CONTINUED)
         SINGAPORE (CONTINUED)
         Food -- 0.1%
 7,000   Peoples Food Holdings, Ltd. ....................   $    3,766
 8,000   Want Want Holdings, Ltd. .......................        7,360
                                                            ----------
                                                                11,126
                                                            ----------
         IT Hardware -- 0.1%
 5,000   ST Assembly Test Services, Ltd.*................        7,174
                                                            ----------
         Office Machinery -- 0.1%
   600   Creative Technology, Ltd. ......................        6,560
                                                            ----------
         Real Estate Development -- 0.1%
 8,000   Allgreen Properties, Ltd. ......................        4,721
 5,000   Keppel Land, Ltd. ..............................        4,628
10,000   The Ascott Group, Ltd. .........................        2,488
                                                            ----------
                                                                11,837
                                                            ----------
         Retail -- 0.1%
 3,000   Cerebos Pacific, Ltd. ..........................        5,658
                                                            ----------
         Telephone -- 0.1%
 5,000   Singapore Telecommunications, Ltd. .............        4,802
                                                            ----------
         Travel & Entertainment -- 0.1%
 3,000   Hotel Properties, Ltd. .........................        1,822
20,000   Raffles Holdings, Ltd. .........................        5,959
                                                            ----------
                                                                 7,781
                                                            ----------
                                                                73,161
                                                            ----------
         SPAIN -- 4.1%
         Airlines -- 0.2%
 9,538   Iberia Lineas Aereas de Espana..................       19,660
                                                            ----------
         Banks -- 1.4%
14,976   Banco Santander Central Hispano.................      126,965
                                                            ----------
         Building -- 0.2%
   276   Fomento de Construcciones y Contratas...........        8,521
   977   Obrascon Huarte Lain............................        5,518
                                                            ----------
                                                                14,039
                                                            ----------
         Construction Materials -- 0.0%
    19   Cementos Portland...............................          960
                                                            ----------
         Electric Utilities -- 0.2%
 1,100   Endesa..........................................       16,999
                                                            ----------
         Telephone -- 2.1%
16,140   Telefonica......................................      190,591
                                                            ----------
                                                               369,214
                                                            ----------
         SWEDEN -- 2.2%
         Banks -- 0.4%
 6,263   Nordea..........................................       35,706
                                                            ----------
         Building -- 0.0%
   331   NCC, Class A....................................        1,981
   232   Skanska, Class B................................        1,476
                                                            ----------
                                                                 3,457
                                                            ----------
         Cellular -- 1.6%
   967   Tele2 AB, B shares*.............................       42,253
22,606   TeliaSonera.....................................       98,192
                                                            ----------
                                                               140,445
                                                            ----------

SHARES                                                        VALUE
------                                                     ------------
         COMMON STOCKS (CONTINUED)
         SWEDEN (CONTINUED)
         Instruments -- 0.2%
 2,800   Gambro, A Shares................................   $   19,185
                                                            ----------
                                                               198,793
                                                            ----------
         SWITZERLAND -- 5.6%
         Airlines -- 0.0%
    30   Swissair Group*.................................            2
                                                            ----------
         Biotechnology -- 0.4%
    49   Serono, Class B.................................       32,058
                                                            ----------
         Chemicals -- 0.9%
   513   Ciba Specialty Chemicals........................       34,787
   823   Syngenta........................................       44,621
                                                            ----------
                                                                79,408
                                                            ----------
         Drugs -- 2.6%
   183   Novartis........................................        7,081
 2,800   Roche Holding...................................      232,167
                                                            ----------
                                                               239,248
                                                            ----------
         Food -- 0.1%
     1   Barry Callebaut.................................          151
    37   Nestle..........................................        8,532
                                                            ----------
                                                                 8,683
                                                            ----------
         Household -- 0.5%
 2,367   Swatch Group....................................       45,437
                                                            ----------
         Insurance -- 0.2%
   132   Swiss Life Holdings*............................       17,992
                                                            ----------
         Machinery -- 0.3%
 2,804   Abb, Ltd.*......................................       15,500
   150   Saurer..........................................        5,452
    22   Sulzer..........................................        4,190
                                                            ----------
                                                                25,142
                                                            ----------
         Miscellaneous Financial -- 0.6%
 1,674   Credit Suisse Group.............................       53,556
                                                            ----------
         Services -- 0.0%
     4   Kuoni Reisen Holding............................        1,133
                                                            ----------
                                                               502,659
                                                            ----------
         UNITED KINGDOM -- 24.8%
         Aircraft -- 0.0%
 1,498   BAE SYSTEMS.....................................        4,181
                                                            ----------
         Airlines -- 0.2%
 5,231   BBA Group.......................................       21,271
                                                            ----------
         Autos -- 0.1%
 1,343   Lex Service.....................................       12,350
                                                            ----------
         Banks -- 6.3%
 9,317   Barclays........................................       71,476
14,627   HBOS............................................      167,192
 6,116   HSBC Holdings...................................       80,629
 9,700   Royal Bank of Scotland Group....................      246,567
                                                            ----------
                                                               565,864
                                                            ----------
         Building -- 1.8%
 2,692   Barratt Developments............................       22,720
 1,211   Bellway.........................................       12,072
 2,000   Berkeley Group..................................       26,102
 1,125   Bovis Homes Group...............................        8,957

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                                        VALUE
------                                                     ------------
         COMMON STOCKS (CONTINUED)
         UNITED KINGDOM (CONTINUED)
         Building (continued)
 3,991   George Wimpey...................................   $   24,202
 1,426   Mowlem..........................................        4,790
 2,801   Persimmon.......................................       25,036
 6,000   Taylor Woodrow..................................       23,077
 1,271   Westbury........................................        8,605
   412   Wilson Bowden...................................        7,204
                                                            ----------
                                                               162,765
                                                            ----------
         Cellular -- 3.1%
51,275   mm02*...........................................       48,770
115,089  Vodafone Group..................................      229,450
                                                            ----------
                                                               278,220
                                                            ----------
         Construction Materials -- 0.5%
 6,686   Aggregate Industries............................        9,470
 5,159   Hanson..........................................       32,677
   228   RMC Group.......................................        2,258
                                                            ----------
                                                                44,405
                                                            ----------
         Drugs -- 0.7%
 2,905   GlaxoSmithKline.................................       60,281
   413   Shire Pharmaceuticals Group*....................        2,992
                                                            ----------
                                                                63,273
                                                            ----------
         Food -- 1.6%
16,705   Unilever*.......................................      142,654
                                                            ----------
         Insurance -- 1.2%
 8,630   Aviva...........................................       66,958
24,539   Old Mutual......................................       37,813
                                                            ----------
                                                               104,771
                                                            ----------
         Machinery -- 0.5%
 5,829   Novar...........................................       13,413
 4,447   Rexam...........................................       29,331
                                                            ----------
                                                                42,744
                                                            ----------
         Media -- 1.0%
 6,245   Pearson.........................................       59,166
 3,000   Trinity Mirror..................................       28,035
                                                            ----------
                                                                87,201
                                                            ----------
         Oil -- 0.2%
 2,405   Xstrata.........................................       18,560
                                                            ----------
         Oil -- International -- 2.4%
13,800   BP..............................................       94,690
19,500   Shell Transport & Trading Co. ..................      120,356
                                                            ----------
                                                               215,046
                                                            ----------

SHARES                                                        VALUE
------                                                     ------------
         COMMON STOCKS (CONTINUED)
         UNITED KINGDOM (CONTINUED)
         Other Utilities -- 0.7%
   518   Kelda Group.....................................   $    3,643
 1,505   Pennon Group....................................       14,877
 2,772   Severn Trent....................................       30,925
 2,000   United Utilities................................       15,252
                                                            ----------
                                                                64,697
                                                            ----------
         Paper -- 1.2%
 6,000   Anglo American..................................      107,758
                                                            ----------
         Retail -- 1.2%
12,000   J Sainsbury.....................................       54,078
 2,746   lastminute.com*.................................       11,634
 2,121   Monsoon.........................................        4,775
 5,763   Somerfield......................................       11,825
 3,000   WH Smith........................................       18,591
15,020   Woolworths Group................................       11,042
                                                            ----------
                                                               111,945
                                                            ----------
         Services -- 0.5%
10,000   Reuters Group...................................       35,263
 7,650   Securicor.......................................       10,613
                                                            ----------
                                                                45,876
                                                            ----------
         Soap & Cosmetics -- 0.1%
 3,000   Body Shop International.........................        6,003
                                                            ----------
         Telephone -- 1.5%
46,241   BT Group........................................      138,285
                                                            ----------
         Transportation -- 0.0%
   428   Arriva..........................................        2,809
                                                            ----------
                                                             2,240,678
                                                            ----------
         TOTAL INVESTMENTS (COST $7,776,306)
           (A) -- 94.5%..................................    8,528,613
         OTHER ASSETS IN EXCESS OF LIABILITIES -- 5.5%...      492,907
                                                            ----------
         NET ASSETS -- 100.0%............................   $9,021,520
                                                            ==========

---------------

*  Non-income producing security.

(a) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.................  $ 937,459
   Unrealized depreciation.................   (185,152)
                                             ---------
   Net unrealized appreciation.............  $ 752,307
                                             =========

FORWARD CROSS-CURRENCY EXCHANGE CONTRACTS

                                                                              CONTRACT          UNREALIZED
                                                              DELIVERY         AMOUNT         APPRECIATION/
                                                                DATE      (LOCAL CURRENCY)    (DEPRECIATION)
                                                              --------    ----------------    --------------
Receive Swiss Francs in Exchange For Euro 1,821               10/02/03          2,800            $    (1)
Deliver Australian Dollars in Exchange for U.S. Dollars
  26,720                                                      10/01/03         40,000            $  (354)
Deliver Euro in Exchange for U.S. Dollars 224,000             10/01/03        196,388            $(4,704)

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS -- 92.0%
             AUSTRALIA -- 4.3%
             Airlines -- 0.2%
   129,805   Macquarie Airports..............................  $   152,874
                                                               -----------
             Banks -- 0.2%
    11,354   Adelaide Bank, Ltd. ............................       63,862
    15,484   Bendingo Bank, Ltd. ............................       95,371
                                                               -----------
                                                                   159,233
                                                               -----------
             Building -- 0.1%
    19,441   Hills Industries, Ltd. .........................       48,555
       900   Leighton Holdings, Ltd. ........................        6,165
                                                               -----------
                                                                    54,720
                                                               -----------
             Chemicals -- 0.1%
    21,018   Nufarm, Ltd. ...................................       67,574
                                                               -----------
             Construction Materials -- 0.1%
    73,001   Adelaide Brighton, Ltd. ........................       68,187
    13,011   Boral, Ltd. ....................................       46,146
                                                               -----------
                                                                   114,333
                                                               -----------
             Drugs -- 0.1%
     6,162   Arrow Pharmaceuticals, Ltd.*....................       32,949
    40,660   Mayne Group, Ltd. ..............................       90,543
                                                               -----------
                                                                   123,492
                                                               -----------
             Financial Investments -- 0.0%
         1   Challenger Financial Services Group.............            0
                                                               -----------
             Food -- 0.0%
    38,114   Ridley Corp., Ltd. .............................       37,922
                                                               -----------
             Health -- 0.0%
    10,313   Ramsay Health Care, Ltd. .......................       30,365
                                                               -----------
             Household -- 0.1%
    31,811   GWA International, Ltd. ........................       62,225
                                                               -----------
             Instruments -- 0.1%
    24,698   Ansell, Ltd. ...................................      112,337
                                                               -----------
             Liquor & Tobacco -- 0.1%
    16,829   McGuigan Simeon Wines, Ltd. ....................       55,245
                                                               -----------
             Media -- 0.6%
    53,984   APN News & Media, Ltd. .........................      130,079
    69,870   Austereo Group, Ltd. ...........................       66,208
    12,485   Prime Television, Ltd. .........................       20,281
    34,686   Seven Network, Ltd. ............................      134,525
     9,038   Southern Cross Broadcasting, Ltd. ..............       58,054
    54,588   Ten Network Holdings, Ltd. .....................       90,522
     9,535   Village Roadshow, Ltd.*.........................        9,423
                                                               -----------
                                                                   509,092
                                                               -----------
             Metals -- 0.7%
     8,987   Crane Group, Ltd. ..............................       63,870
   127,852   Downer EDI, Ltd. ...............................       75,287
    15,710   Newcrest Mining, Ltd. ..........................      116,542
         6   Newmont Mining Corp. ...........................           23
    76,001   OneSteel, Ltd. .................................      110,084
   122,188   Smorgon Steel Group, Ltd. ......................      101,725
    43,220   Ticor, Ltd. ....................................       40,955
     5,408   Zimbabwe Platinum Mines, Ltd.*..................       14,825
                                                               -----------
                                                                   523,311
                                                               -----------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             AUSTRALIA (CONTINUED)
             Miscellaneous Financial -- 0.2%
    47,296   Computershare, Ltd. ............................  $    84,832
    21,560   Djerriwarrh Investments, Ltd. ..................       50,054
                                                               -----------
                                                                   134,886
                                                               -----------
             Oil -- 0.1%
    79,233   Oil Search, Ltd. ...............................       60,065
     8,675   Washington H. Soul Pattinson & Co., Ltd.........       36,404
                                                               -----------
                                                                    96,469
                                                               -----------
             Oil Distribution -- 0.1%
    38,237   Caltex Australia, Ltd. .........................       98,864
                                                               -----------
             Other Utilities -- 0.0%
    12,782   Australian Pipeline Trust.......................       23,532
                                                               -----------
             Real Estate Development -- 0.1%
    65,704   Australand Holdings, Ltd. ......................       77,381
    49,477   Thakral Holdings Group..........................       19,758
                                                               -----------
                                                                    97,139
                                                               -----------
             Retail -- 0.1%
    60,326   David Jones, Ltd. ..............................       60,022
    25,821   Miller's Retail, Ltd. ..........................       31,284
                                                               -----------
                                                                    91,306
                                                               -----------
             Services -- 0.4%
    24,466   Awb, Ltd. ......................................       65,246
    11,298   Flight Centre, Ltd. ............................      168,158
    29,051   Spotless Group, Ltd. ...........................      101,659
     5,001   Transfield Services, Ltd. ......................       12,490
                                                               -----------
                                                                   347,553
                                                               -----------
             Software -- 0.1%
    22,006   SFE Corp., Ltd. ................................       64,047
                                                               -----------
             Transportation -- 0.1%
     2,000   GrainCorp, Ltd.*................................       17,733
    20,447   Transurban Group................................       59,095
                                                               -----------
                                                                    76,828
                                                               -----------
             Travel & Entertainment -- 0.2%
    55,779   Tab, Ltd. ......................................      125,343
                                                               -----------
             Wholesale -- 0.5%
    22,657   Australian Pharmaceutical Industries, Ltd.......       39,259
    19,832   Lion Nathan, Ltd. ..............................       71,815
    44,242   PaperlinX, Ltd. ................................      162,303
    17,745   Sigma Co., Ltd. ................................       81,913
    12,219   Sims Group, Ltd. ...............................       86,012
                                                               -----------
                                                                   441,302
                                                               -----------
                                                                 3,599,992
                                                               -----------
             AUSTRIA -- 1.5%
             Airlines -- 0.5%
    56,745   Austrian Airlines*..............................      439,448
                                                               -----------
             Metals -- 0.3%
     7,166   voestalpine.....................................      254,110
                                                               -----------
             Oil Distribution -- 0.7%
     4,283   OMV.............................................      512,743
                                                               -----------
                                                                 1,206,301
                                                               -----------

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             BELGIUM -- 0.8%
             Banks -- 0.6%
       110   Banque Nationale de Belgique....................  $   514,900
                                                               -----------
             Building -- 0.1%
       200   Compagnie Francois d'Entreprises................       44,253
                                                               -----------
             Financial Investments -- 0.1%
     9,470   Econocom Group..................................       53,156
                                                               -----------
             Machinery -- 0.0%
        90   Picanol.........................................        2,547
                                                               -----------
             Media -- 0.0%
       455   Concentra New*..................................        3,630
                                                               -----------
             Services -- 0.0%
     2,381   Solvus*.........................................       19,493
                                                               -----------
             Software -- 0.0%
     1,397   Telindus Group*.................................       11,518
                                                               -----------
                                                                   649,497
                                                               -----------
             CANADA -- 5.3%
             Airlines -- 0.1%
     3,500   CHC Helicopter Corp., Class A...................       69,199
                                                               -----------
             Autos -- 0.0%
       500   Tesma International, Inc., Class A..............       11,342
                                                               -----------
             Banks -- 0.1%
     5,400   Laurentian Bank of Canada.......................      106,844
                                                               -----------
             Biotechnology -- 0.1%
     5,100   QLT, Inc.*......................................       81,822
                                                               -----------
             Chemicals -- 0.2%
    16,400   Methanex Corp. .................................      153,129
                                                               -----------
             Drugs -- 0.1%
     7,400   Axcan Pharma, Inc.*.............................      100,242
                                                               -----------
             Electric Utilities -- 0.1%
     3,300   ATCO, Ltd., Class I.............................      113,419
       100   Fortis, Inc. ...................................        4,113
                                                               -----------
                                                                   117,532
                                                               -----------
             Food -- 0.2%
     5,000   Canada Bread Co., Ltd. .........................       92,075
     8,200   Maple Leaf Foods, Inc. .........................       63,196
                                                               -----------
                                                                   155,271
                                                               -----------
             Household -- 0.0%
       700   Dorel Industries , Inc., Class B*...............       20,241
                                                               -----------
             Insurance -- 0.4%
       800   E-L Financial Corp., Ltd. ......................      177,850
     1,000   Fairfax Financial Holdings, Ltd. ...............      155,997
                                                               -----------
                                                                   333,847
                                                               -----------
             Machinery -- 0.2%
    16,700   Linamar Corp. ..................................      139,223
                                                               -----------
             Media -- 0.5%
     5,600   Alliance Atlantis Communications, Inc.*.........       88,392
       700   Astral Media, Inc. .............................       12,973
     4,600   Cinram International, Inc. .....................       85,049
     4,000   Corus Entertainment Inc., B Shares*.............       69,658

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             CANADA (CONTINUED)
             Media (continued)
       700   Torstar Corp., Class B..........................  $    13,492
    11,900   Transcontinental Inc., Class A..................      177,251
                                                               -----------
                                                                   446,815
                                                               -----------
             Metals -- 1.2%
     5,100   Cameco Corp. ...................................      177,704
     3,000   Dofasco, Inc. ..................................       64,804
    13,200   Falconbridge, Ltd. .............................      219,795
    25,900   Kinross Gold Corp.*.............................      195,961
    21,600   Teck Cominco, Ltd., Class B.....................      230,653
                                                               -----------
                                                                   888,917
                                                               -----------
             Miscellaneous Financial -- 0.2%
    13,700   CI Fund Management, Inc. .......................      141,421
                                                               -----------
             Office Machinery -- 0.4%
    11,600   ATI Technologies, Inc.*.........................      173,125
    18,700   Creo, Inc.*.....................................      195,668
                                                               -----------
                                                                   368,793
                                                               -----------
             Oil -- 0.3%
       428   Paramount Energy Trust..........................        3,400
    10,300   PetroKazakhstan, Inc., Class A*.................      215,396
                                                               -----------
                                                                   218,796
                                                               -----------
             Oil Distribution -- 0.1%
     8,000   ShawCor, Ltd. ..................................       84,182
                                                               -----------
             Paper -- 0.4%
    13,400   Cascades, Inc. .................................      130,579
     1,800   Domtar, Inc. ...................................       20,302
    10,600   Nexfor, Inc. ...................................       75,801
     2,100   Tembec, Inc.*...................................       12,683
     4,840   West Fraser Timber Co., Ltd. ...................      128,043
                                                               -----------
                                                                   367,408
                                                               -----------
             Real Estate Investment Trust -- 0.1%
     2,700   BPO Properties, Ltd. ...........................       61,765
                                                               -----------
             Retail -- 0.0%
       800   Empire Co., Ltd., Class A.......................       15,426
                                                               -----------
             Soap & Cosmetics -- 0.2%
    12,500   CCL Industries, Inc., Class B...................      178,777
                                                               -----------
             Software -- 0.2%
    11,100   CGI Group, Inc.*................................       64,242
     2,300   Cognos, Inc.*...................................       71,704
                                                               -----------
                                                                   135,946
                                                               -----------
             Telephone -- 0.0%
     1,800   Cogeco Cable, Inc.*.............................       24,010
                                                               -----------
             Wholesale -- 0.2%
     6,200   Canadian Tire Corp., Class A....................      166,320
                                                               -----------
                                                                 4,387,268
                                                               -----------
             CHINA -- 0.7%
             Banks -- 0.1%
    89,000   Industrial & Commercial Bank of China, Ltd......      106,886
                                                               -----------

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             CHINA (CONTINUED)
             Building -- 0.3%
   106,000   Shanghai Industrial Holdings, Ltd. .............  $   190,953
                                                               -----------
             Liquor & Tobacco -- 0.1%
    88,000   Beijing Enterprises Holdings, Ltd. .............       95,457
                                                               -----------
             Real Estate Development -- 0.1%
   715,000   China Overseas Land & Investment, Ltd...........      105,258
                                                               -----------
             Transportation -- 0.1%
   175,000   GZI Transport, Ltd. ............................       48,587
                                                               -----------
                                                                   547,141
                                                               -----------
             DENMARK -- 2.4%
             Banks -- 0.5%
     9,200   Jyske Bank*.....................................      395,345
                                                               -----------
             Biotechnology -- 0.9%
    22,550   Novozymes, B Shares.............................      709,087
                                                               -----------
             Food -- 0.3%
     5,394   Aarhus Oliefabrik...............................      274,936
                                                               -----------
             Services -- 0.6%
    10,681   ISS.............................................      484,114
                                                               -----------
             Transportation -- 0.1%
       945   D/S Norden......................................       94,853
                                                               -----------
                                                                 1,958,335
                                                               -----------
             FINLAND -- 3.2%
             Airlines -- 0.9%
   115,827   Finnair.........................................      658,244
                                                               -----------
             Cellular -- 0.5%
    46,854   Elisa, A Shares*................................      446,878
                                                               -----------
             Chemicals -- 0.2%
    20,653   Kemira..........................................      192,412
                                                               -----------
             Household -- 0.1%
     2,000   Hackman Oyj Abp.................................       66,030
                                                               -----------
             Insurance -- 0.1%
     2,730   Pohjola Group plc, D Shares.....................       53,093
                                                               -----------
             Machinery -- 0.3%
    24,900   Metso Corp. ....................................      246,477
                                                               -----------
             Paper -- 0.7%
    66,895   M-real, Class B.................................      609,198
                                                               -----------
             Real Estate Development -- 0.4%
   381,400   Polar Real Estate Corp.*........................      364,211
                                                               -----------
                                                                 2,636,543
                                                               -----------
             FRANCE -- 9.2%
             Airlines -- 0.2%
    11,565   Air France......................................      176,700
                                                               -----------
             Autos -- 0.0%
        42   Faurecia........................................        2,690
                                                               -----------
             Banks -- 0.0%
         8   Caisse Regionale de Credit Agricole Mutuel
               d'Ille-et-Villaine............................          658
                                                               -----------
             Building -- 0.1%
       966   Eiffage.........................................       92,865
                                                               -----------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             FRANCE (CONTINUED)
             Cellular -- 0.3%
     4,237   Radiall*........................................  $   264,226
                                                               -----------
             Chemicals -- 0.4%
    49,046   Rhodia..........................................      307,858
                                                               -----------
             Construction Materials -- 0.0%
       310   SA des Ciments Vicat............................       23,285
                                                               -----------
             Financial Investments -- 0.7%
       552   Francarep.......................................       44,934
     4,962   Societe Fonciere, Financiere et Participationsde
               Participations................................      520,065
                                                               -----------
                                                                   564,999
                                                               -----------
             Food -- 0.4%
       588   Sucriere de Pithiviers Le Vieil.................      341,077
                                                               -----------
             Household -- 0.0%
       924   Plastic Omnium..................................       39,060
                                                               -----------
             Instruments -- 0.1%
     2,148   Guerbet.........................................      100,033
                                                               -----------
             IT Hardware -- 0.5%
    66,431   Oberthur Card Systems*..........................      441,738
                                                               -----------
             Machinery -- 0.2%
     3,390   Carbone Lorraine................................      109,157
     1,400   Valeo...........................................       51,112
                                                               -----------
                                                                   160,269
                                                               -----------
             Media -- 0.5%
    94,610   Havas...........................................      438,509
                                                               -----------
             Metals -- 0.8%
    29,706   Nexans..........................................      674,585
                                                               -----------
             Oil Distribution -- 0.0%
        71   Esso S.A.F......................................        7,107
                                                               -----------
             Paper -- 0.1%
        35   Exacompta Clairefontaine........................        5,930
    12,940   Otor*...........................................       55,757
        28   Sical*..........................................          747
                                                               -----------
                                                                    62,434
                                                               -----------
             Real Estate Development -- 0.1%
     2,146   Affine..........................................      114,960
                                                               -----------
             Retail -- 1.3%
    18,220   Etam............................................      509,234
    10,707   Rallye..........................................      524,938
                                                               -----------
                                                                 1,034,172
                                                               -----------
             Services -- 0.9%
    15,600   Cie Generale de Geophysique*....................      353,348
       915   Groupe ONET.....................................      187,752
    17,421   Synergie........................................      241,423
                                                               -----------
                                                                   782,523
                                                               -----------
             Software -- 1.1%
   443,641   Gemplus International*..........................      764,630
     1,063   Groupe Steria SCA...............................       29,091
                                                               -----------
                                                                   793,721
                                                               -----------

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             FRANCE (CONTINUED)
             Transportation -- 1.5%
     6,817   Bollore Investissement..........................  $   339,381
    13,261   Geodis*.........................................      571,396
     8,182   Norbert Dentressangle...........................      280,133
                                                               -----------
                                                                 1,190,910
                                                               -----------
                                                                 7,614,379
                                                               -----------
             GERMANY -- 7.5%
             Building -- 1.2%
    16,243   Bilfinger Berger................................      456,059
    17,410   Hochtief........................................      314,867
     3,915   Strabag Beteiligungs*...........................      187,384
                                                               -----------
                                                                   958,310
                                                               -----------
             Chemicals -- 1.1%
    12,143   Celanese........................................      396,659
    46,040   MG Technolgies..................................      541,520
                                                               -----------
                                                                   938,179
                                                               -----------
             Drugs -- 0.4%
    15,349   Schwarz Pharma..................................      348,914
                                                               -----------
             Food -- 0.7%
    13,858   BayWa...........................................      148,957
     1,004   Oelmuehle Hamburg...............................      427,930
                                                               -----------
                                                                   576,887
                                                               -----------
             Instruments -- 0.8%
     9,310   Fresenius.......................................      693,885
                                                               -----------
             Insurance -- 0.1%
     4,180   Wuerttembergische Lebensversicherung............       70,583
                                                               -----------
             IT Hardware -- 0.0%
       809   ADCapital*......................................        5,794
                                                               -----------
             Machinery -- 1.0%
    58,312   Gildemeister*...................................      390,467
     3,529   KSB.............................................      410,970
       700   Varta...........................................        9,089
                                                               -----------
                                                                   810,526
                                                               -----------
             Media -- 0.2%
    10,630   Schlott Sebaldus................................      169,595
                                                               -----------
             Miscellaneous Financial -- 0.8%
   253,462   Bankgesellschaft Berlin*........................      643,469
                                                               -----------
             Office Machinery -- 0.5%
       161   Heidelberger Druckmaschinen*....................        4,669
    58,093   Maxdata.........................................      372,087
                                                               -----------
                                                                   376,756
                                                               -----------
             Services -- 0.5%
    71,790   Evotec OAI*.....................................      438,916
                                                               -----------
             Textiles -- 0.2%
    14,698   Ahlers..........................................      166,031
                                                               -----------
                                                                 6,197,845
                                                               -----------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             GREECE -- 1.3%
             Banks -- 1.1%
     5,056   Bank of Greece..................................  $   557,591
    15,620   Commercial Bank of Greece.......................      297,957
                                                               -----------
                                                                   855,548
                                                               -----------
             Other Utilities -- 0.2%
    32,510   EYDAP Athens Water Supply & Sewage Co...........      204,441
                                                               -----------
             Real Estate Development -- 0.0%
     4,273   Michaniki.......................................       10,798
                                                               -----------
                                                                 1,070,787
                                                               -----------
             HONG KONG -- 3.8%
             Airlines -- 0.1%
    22,000   Hong Kong Aircraft Engineering Co., Ltd.........       85,229
                                                               -----------
             Banks -- 0.7%
    30,000   Asia Financial Holdings, Ltd. ..................        7,206
     8,800   Dah Sing Financial Group........................       53,865
   113,000   International Bank of Asia......................       52,897
    40,000   JCG Holdings, Ltd...............................       28,668
    56,000   Liu Chong Hing Bank, Ltd. ......................       83,163
    32,000   Wing Hang Bank, Ltd. ...........................      169,426
    32,000   Wing Lung Bank, Ltd. ...........................      188,435
                                                               -----------
                                                                   583,660
                                                               -----------
             Cellular -- 0.1%
    75,000   SmarTone Telecommunications Holdings, Ltd.......      116,706
                                                               -----------
             Durables -- 0.1%
   343,000   Skyworth Digital Holdings, Ltd. ................       67,769
                                                               -----------
             Financial Investments -- 0.0%
    84,000   Peregrine Investments Holdings, Ltd. (b)* ......            0
                                                               -----------
             IT Hardware -- 0.0%
   150,000   IDT International, Ltd. ........................       21,307
                                                               -----------
             Liquor & Tobacco -- 0.0%
    36,000   San Miguel Brewery Hong Kong, Ltd...............        9,065
                                                               -----------
             Machinery -- 0.1%
    59,000   Chen Hsong Holdings, Ltd. ......................       36,380
    45,000   Lam Soon (Hong Kong), Ltd.*.....................       15,981
                                                               -----------
                                                                    52,361
                                                               -----------
             Media -- 0.1%
    50,000   Next Media, Ltd.*...............................       22,599
   118,000   Oriental Press Group, Ltd. .....................       37,714
                                                               -----------
                                                                    60,313
                                                               -----------
             Office Machinery -- 0.1%
   170,000   TPV Technology, Ltd. ...........................       85,617
                                                               -----------
             Real Estate Development -- 1.5%
     4,000   China Motor Bus Co., Ltd. ......................       24,123
   303,000   Chinese Estates Holdings, Ltd. .................      103,689
    79,000   Great Eagle Holdings, Ltd. .....................       90,795
   154,000   Hang Lung Group, Ltd. ..........................      184,949
    52,000   Henderson China Holdings, Ltd. .................       25,517
   192,000   HKR International, Ltd.*........................       64,464

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             HONG KONG (CONTINUED)
             Real Estate Development (continued)
    50,000   Hong Kong Ferry (Holdings) Co., Ltd.............  $    43,260
    52,000   Hopewell Holdings, Ltd. ........................       77,559
   132,000   Hysan Development Co., Ltd. ....................      170,459
     8,000   Miramar Hotel and Investment Co., Ltd...........        7,490
   268,000   New Asia Realty & Trust Co., Ltd. ..............      113,342
   260,000   New World China Land, Ltd. .....................       68,829
   202,000   Shun Tak Holdings, Ltd. ........................       74,995
   431,000   Sino Land Co., Ltd. ............................      233,762
    12,000   Wing On Co. International, Ltd. ................        9,685
                                                               -----------
                                                                 1,292,918
                                                               -----------
             Retail -- 0.0%
    60,000   Glorious Sun Enterprises, Ltd. .................       16,465
     8,000   YGM Trading, Ltd. ..............................        4,494
                                                               -----------
                                                                    20,959
                                                               -----------
             Software -- 0.2%
   145,000   Digital China Holdings, Ltd. ...................       46,812
   313,000   SUNeVision Holdings, Ltd.*......................       79,626
                                                               -----------
                                                                   126,438
                                                               -----------
             Telephone -- 0.0%
    28,000   i-Cable Communications, Ltd. ...................        6,545
                                                               -----------
             Transportation -- 0.2%
    66,000   Orient Overseas International, Ltd. ............      149,151
    35,000   Road King Infrastructure, Ltd. .................       23,051
    46,000   Star Cruises, Ltd.*.............................       14,257
                                                               -----------
                                                                   186,459
                                                               -----------
             Travel & Entertainment -- 0.5%
   260,000   Golden Harvest Entertainment Holdings), Ltd.*...       10,073
    56,000   Harbour Center Development, Ltd.*...............       57,491
   150,000   Hongkong & Shanghai Hotels, Ltd. ...............       90,556
   261,000   Shangri-La Asia, Ltd. ..........................      227,505
                                                               -----------
                                                                   385,625
                                                               -----------
             Wholesale -- 0.1%
   282,000   Tan Chong International, Ltd. ..................       49,890
                                                               -----------
                                                                 3,150,861
                                                               -----------
             IRELAND -- 0.1%
             Instruments -- 0.0%
     2,606   Trinity Biotech plc*............................       10,318
                                                               -----------
             Media -- 0.1%
    47,062   Independent News & Media........................       91,526
                                                               -----------
                                                                   101,844
                                                               -----------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             ITALY -- 6.8%
             Banks -- 1.5%
   191,175   Banca Nazionale del Lavoro*.....................  $   377,363
   122,688   Banca Popolare di Milano Scrl...................      571,506
    98,170   Capitalia*......................................      235,507
     1,150   Credito Bergamasco..............................       21,896
                                                               -----------
                                                                 1,206,272
                                                               -----------
             Building -- 0.0%
    30,459   Impregilo.......................................       18,551
                                                               -----------
             Construction Materials -- 1.2%
    56,856   Buzzi Unicem....................................      576,041
     6,400   Italcementi.....................................       73,562
     8,100   Italmobiliare...................................      359,675
                                                               -----------
                                                                 1,009,278
                                                               -----------
             Food -- 0.6%
       697   Edison*.........................................        1,095
   168,859   Parmalat Finanziaria............................      529,958
                                                               -----------
                                                                   531,053
                                                               -----------
             Insurance -- 0.4%
    16,662   Fondiaria -- Sai................................      284,264
    21,232   Premafin Finanziaria*...........................       20,869
                                                               -----------
                                                                   305,133
                                                               -----------
             IT Hardware -- 0.4%
    16,207   Ericsson........................................      364,454
                                                               -----------
             Media -- 0.9%
   117,666   Compagnia Finanziaria De Benedetti..............       68,788
   386,000   Compagnie Industriali Riunite...................      548,410
    51,054   Holding di Partecipazioni Industriali*..........      149,826
       344   Poligrafici Editoriale*.........................          643
                                                               -----------
                                                                   767,667
                                                               -----------
             Metals -- 0.9%
   306,804   Generale Industrie Metallurgiche................      248,316
 1,335,000   Societa Metallurgica Italiana...................      478,839
                                                               -----------
                                                                   727,155
                                                               -----------
             Miscellaneous Financial -- 0.0%
       251   Mittel..........................................        1,117
                                                               -----------
             Real Estate Development -- 0.0%
       825   I Viaggi del Ventaglio*.........................        2,018
                                                               -----------
             Retail -- 0.3%
    78,000   Ifil*...........................................      223,454
                                                               -----------
             Soap & Cosmetics -- 0.1%
     8,544   Mirato..........................................       55,819
                                                               -----------
             Telephone -- 0.2%
   130,017   Sirti*..........................................      170,489
                                                               -----------
             Textiles -- 0.1%
    11,138   Vincenzo Zucchi.................................       53,699
                                                               -----------
             Transportation -- 0.2%
   128,994   Premuda.........................................      176,358
                                                               -----------
                                                                 5,612,517
                                                               -----------

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             JAPAN -- 16.3%
             Autos -- 0.8%
    10,000   Aichi Machine Industry Co., Ltd. ...............  $    21,752
     2,000   Chuo Malleable Iron Co., Ltd. ..................        4,834
     3,000   Fuji Univance Corp. ............................        7,251
     3,000   Hirata Technical Co., Ltd. .....................       11,037
    15,000   Kanto Auto Works, Ltd. .........................      120,709
     2,000   Kikuchi Co., Ltd. ..............................        8,987
     3,000   Meiwa Industry Co., Ltd. .......................        7,385
     7,000   Mitsuba Corp. ..................................       28,635
     3,000   Murakami Corp. .................................       12,111
     8,000   Nippon Seiki Co., Ltd. .........................       58,721
    10,000   Pacific Industrial Co., Ltd. ...................       25,332
    22,000   ShinMaywa Industries, Ltd. .....................       66,759
     5,000   Sumitomo Wiring Systems, Ltd. ..................       42,653
    14,000   Tokai Rika Co., Ltd. ...........................      111,283
    20,000   U-Shin, Ltd. ...................................       86,649
     2,000   Yachiyo Industry Co., Ltd. .....................       11,995
     2,400   Yorozu Corp. ...................................       16,177
                                                               -----------
                                                                   642,270
                                                               -----------
             Banks -- 0.7%
     1,400   Aichi Bank, Ltd. ...............................       71,056
     1,400   Bank of Okinawa, Ltd. ..........................       24,613
     9,600   Chiba Kogyo Bank, Ltd.*.........................       57,145
    72,000   Hokkaido Bank, Ltd.*............................      108,276
     7,000   Japan Asia Investment Co., Ltd. ................       23,748
    17,000   Japan Securities Finance Co., Ltd. .............       77,304
    10,000   Kagawa Bank, Ltd. ..............................       54,066
    18,000   Oita Bank, Ltd. ................................       84,429
     3,000   Osaka Securities Finance Co., Ltd. .............        5,881
    18,000   Taiko Bank, Ltd. ...............................       39,475
    11,000   Tochigi Bank, Ltd. .............................       57,996
                                                               -----------
                                                                   603,989
                                                               -----------
             Building -- 1.3%
     6,000   Asahi Kogyosha Co., Ltd. .......................       16,435
     1,400   C-CUBE Corp. ...................................        3,271
     4,000   Dai-Dan Co., Ltd. ..............................       18,476
    11,000   Daiho Corp. ....................................       17,625
     3,000   Daiichi Kensetsu Corp. .........................        7,251
     7,000   Daimei Telecom Engineering Corp. ...............       32,019
     9,000   Fukuda Corp. ...................................       35,447
     6,000   Hibiya Engineering, Ltd. .......................       39,851
     3,000   Higashi Nihon House Co., Ltd.*..................        5,049
    20,000   Hitachi Plant Engineering & Construction Co.,
               Ltd...........................................       61,405
     4,900   Japan Foundation Engineering Co., Ltd...........       11,843
     4,000   Kaneshita Construction Co., Ltd. ...............       18,977
     4,000   Kodensha Co., Ltd. .............................       10,742
    17,000   Kyudenko Corp. .................................       64,825
    18,000   Maeda Road Construction Co., Ltd. ..............       97,963
    13,000   Mitsui Home Co., Ltd. ..........................       50,620

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             JAPAN (CONTINUED)
             Building (continued)
     2,000   Nippon Densetsu Kogyo Co., Ltd.  ...............  $     7,412
     6,000   Ohmoto Gumi Co., Ltd. ..........................       26,693
     3,000   OKI Wintech Co., Ltd. ..........................       10,715
     5,000   Raito Kogyo Co., Ltd. ..........................       15,262
    12,000   Sanyo Engineering & Construction, Inc...........       34,588
     4,000   Seibu Electric Industry Co., Ltd. ..............        9,309
     4,900   Sho-Bond Corp. .................................       26,712
     8,000   Taihei Dengyo Kaisha, Ltd. .....................       22,987
     3,000   Taisei Oncho Co., Ltd. .........................        7,788
    15,000   Taisei Rotec Corp. .............................       25,109
    14,000   Takasago Thermal Engineering Co., Ltd...........       85,592
    21,000   Takuma Co., Ltd. ...............................      114,854
     6,000   TETRA Co., Ltd. ................................       11,440
    16,000   The Nippon Road Co., Ltd. ......................       30,506
    36,000   Toa Corp. ......................................       45,437
    11,000   Tohuku Telecommunications Construction Co.,
               Ltd...........................................       29,146
     7,000   Tokyo Energy & Systems, Inc. ...................       22,808
     9,000   Toshiba Plant Kensetsu Co., Ltd. ...............       24,330
     3,800   Tsuchiya Home Co., Ltd. ........................        8,436
     9,000   Tsukishima Kikai Co., Ltd. .....................       54,460
     6,000   Ueki Corp. .....................................       11,655
     1,000   Yokogawa Construction Co., Ltd.  ...............        3,160
    16,000   Yurtec Corp. ...................................       56,859
                                                               -----------
                                                                 1,177,057
                                                               -----------
             Chemicals -- 0.8%
     3,000   Atomix Co., Ltd. ...............................        8,378
     3,000   Japan Wavelock Co., Ltd. .......................       10,339
     2,000   Kimoto Co., Ltd. ...............................       12,514
     2,000   Manac Inc. .....................................        6,803
     8,000   Mitsuboshi Belting, Ltd. .......................       22,056
     2,000   Natoco Co., Ltd. ...............................       12,890
     4,000   Nihon Kagaku Sangyo Co., Ltd. ..................       11,995
     4,000   Nippon Fine Chemical Co., Ltd. .................       13,642
    22,000   Nippon Soda Co., Ltd. ..........................       58,094
    16,000   Nippon Synthetic Chemical Industry Co., Ltd.....       32,798
     4,300   Nitta Corp. ....................................       50,615
     3,000   Osaka Organic Chemical Industry Ltd.............       14,045
    18,000   Sakai Chemical Industry Co., Ltd. ..............       60,905
    17,000   Sekisui Plastics Co., Ltd. .....................       41,695
     1,000   Showa Tansan Co., Ltd. .........................        2,730
     2,600   Sumitomo Rubber Industries, Ltd. ...............       12,917
     2,000   Taoka Chemical Co., Ltd. .......................        4,207
     1,000   Toagosei Co., Ltd. .............................        1,808
     5,000   Tohcello Co., Ltd. .............................       12,040
    30,000   Tokai Carbon Co., Ltd. .........................       79,488
     5,000   Tokyo Printing Ink Mfg. Co., Ltd. ..............       12,308
    41,000   Toyo Ink Mfg Co., Ltd. .........................      119,277

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             JAPAN (CONTINUED)
             Chemicals (continued)
    39,000   Toyo Tire & Rubber Co., Ltd. ...................  $    86,577
     4,000   Yuki Gosei Kogyo Co., Ltd. .....................        9,417
                                                               -----------
                                                                   697,538
                                                               -----------
             Computer -- 0.1%
     5,200   Japan Digital Laboratory Co., Ltd. .............       48,269
                                                               -----------
             Construction Materials -- 0.5%
     6,000   Bunka Shutter Co., Ltd. ........................       22,987
     4,000   Daiichi Cement Co., Ltd. .......................       10,240
     1,000   Haltec Corp. ...................................        1,665
     7,000   Ishizuka Glass Co., Ltd.*.......................       11,780
     6,000   Japan Steel Tower Co., Ltd. ....................       11,816
     5,000   Komai Tekko, Inc. ..............................       11,547
     1,000   Kunimine Industries Co., Ltd. ..................        2,462
    13,000   Mitsubishi Plastics, Inc. ......................       25,717
    22,000   Nihon Yamamura Glass Co., Ltd. .................       37,614
     5,000   Nippon Hume Corp. ..............................       11,189
    43,000   Nitto Boseki Co., Ltd. .........................       51,578
    17,000   Okabe Co., Ltd. ................................       47,630
     1,000   Sankyo Rikagaku Co., Ltd. ......................        6,132
    10,000   Sekisui Jushi Corp. ............................       42,966
     2,000   Takada Kiko Co., Ltd. ..........................        7,877
     3,000   Takahashi Curtain Wall Corp.*...................       10,070
     5,000   Takigami Steel Construction Co., Ltd............       17,992
    14,000   Takiron Co., Ltd. ..............................       44,864
     7,000   Yokogawa Bridge Corp. ..........................       28,197
     5,000   Yotai Refractories Co., Ltd. ...................        8,549
                                                               -----------
                                                                   412,872
                                                               -----------
             Defense -- 0.0%
    10,000   Namura Shipbuilding Co., Ltd. ..................       23,542
                                                               -----------
             Drugs -- 0.3%
    17,000   Kaken Pharmaceutical Co., Ltd. .................       87,956
    12,000   Nikken Chemicals Co., Ltd. .....................       28,788
     1,000   Rohto Pharmaceutical Co., Ltd. .................        7,976
     4,300   Seikagaku Corp. ................................       45,804
     5,000   Teikoku Hormone Mfg. Co., Ltd. .................       34,149
     5,300   Torii Pharmaceutical Co., Ltd. .................       82,312
                                                               -----------
                                                                   286,985
                                                               -----------
             Durables -- 0.1%
     2,800   Tohoku Pioneer Corp. ...........................       43,235
     5,000   Zojirushi Corp. ................................       20,857
                                                               -----------
                                                                    64,092
                                                               -----------
             Financial Investments -- 0.4%
    11,000   Central Leasing Co., Ltd. ......................      182,455
    16,000   Daiwa Kosho Lease Co., Ltd. ....................       47,979
     6,500   Sanyo Electric Credit Co., Ltd. ................       89,254
     6,000   Suntelephone Co., Ltd. .........................       18,476
                                                               -----------
                                                                   338,164
                                                               -----------
             Food -- 0.9%
     1,000   Asahimatsu Foods Co., Ltd. .....................        5,872
        13   Coca-Cola Central Japan Co., Ltd. ..............       75,290

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             JAPAN (CONTINUED)
             Food (continued)
     3,000   DyDo Drinco, Inc. ..............................  $    65,927
     3,000   Fuji Foods, Inc. ...............................        8,325
     4,000   Fujicco Co., Ltd. ..............................       38,885
     2,000   Gaban Co., Ltd. ................................       15,880
       900   Iwatsuka Confectionery Co., Ltd. ...............        9,265
     2,000   Kenko Mayonnaise Co., Ltd. .....................        7,931
     9,000   Kinki Coca-Cola Bottling Co., Ltd. .............       55,024
    23,000   Marudai Food Co., Ltd. .........................       38,706
     2,000   Marutai Co., Ltd. ..............................       10,742
     1,000   Murachiku Co., Ltd. ............................        8,325
     7,000   Myojo Foods Co., Ltd. ..........................       16,981
     6,000   Nichiwa Sangyo Co., Ltd. .......................       13,373
    26,000   Nippon Beet Sugar Manufacturing Co., Ltd........       40,030
    11,000   Nissin Sugar Manufacturing Co., Ltd.............       18,019
     1,700   Oie Sangyo Co., Ltd. ...........................       10,637
     5,000   Riken Vitamin Co., Ltd. ........................       63,107
     4,000   Rokko Butter Co., Ltd. .........................        8,056
     3,000   Semba Tohka Industries Co., Ltd. ...............        7,251
     3,700   Shikoku Coca-Cola Bottling Co., Ltd.............       35,935
     3,000   Shinobu Foods Products Co., Ltd. ...............        7,358
    29,000   The Nisshin Oillio Group, Ltd. .................       81,250
    19,000   Tokatsu Foods Co., Ltd. ........................       48,131
     7,000   Yokohama Reito Co., Ltd. .......................       36,217
                                                               -----------
                                                                   726,517
                                                               -----------
             Health -- 0.1%
     7,000   SRL, Inc. ......................................       54,827
                                                               -----------
             Household -- 0.3%
     7,000   Itoki Crebio Corp. .............................       14,725
     1,800   Kuwayama Corp. .................................        8,298
     4,000   Lihit Lab, Inc. ................................        7,698
     6,000   Mitsubishi Pencil Co., Ltd. ....................       42,483
    13,000   Mizuno Corp. ...................................       46,083
     4,300   Roland Corp. ...................................       44,457
     3,600   Tachikawa Corp. ................................       17,401
     7,000   Tasaki Shinju Co., Ltd. ........................       22,745
     4,000   Tigers Polymer Corp. ...........................       15,217
     4,000   Yonex Co., Ltd. ................................       18,762
                                                               -----------
                                                                   237,869
                                                               -----------
             Instruments -- 0.5%
     5,000   Aloka Co., Ltd. ................................       39,117
     3,000   Create Medic Co., Ltd. .........................       17,992
     3,000   Espec Corp. ....................................       22,880
     3,300   Fukuda Denshi Co., Ltd. ........................       79,461
     2,000   GL Sciences, Inc. ..............................       18,977
     7,000   Hitachi Medical Corp. ..........................       83,588
     4,000   Horiba, Ltd. ...................................       46,010
       800   IMI Co., Ltd. ..................................       10,097
     4,000   Kawasumi Laboratories, Inc. ....................       26,782
     2,000   New Cosmos Electric Co., Ltd. ..................       12,174

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             JAPAN (CONTINUED)
             Instruments (continued)
     3,000   Nippon Antenna Co., Ltd. .......................  $    22,853
     3,000   Nireco Corp. ...................................       11,440
     3,000   Rion Co., Ltd. .................................        9,533
     3,000   Seed Co., Ltd.*.................................        7,116
                                                               -----------
                                                                   408,020
                                                               -----------
             Insurance -- 0.1%
    24,000   The Nisshin Fire & Marine Insurance Co., Ltd....       61,872
                                                               -----------
             IT Hardware -- 1.1%
     3,400   Aiphone Co., Ltd. ..............................       50,217
     2,000   Apic Yamada Corp.*..............................        5,102
     7,000   CMK Corp. ......................................       45,741
     3,000   Diamond Electric Mfg Co., Ltd. .................        9,426
     1,000   Excel Co., Ltd. ................................       12,129
     4,000   Foster Electric Co., Ltd. ......................       17,043
     2,000   Fuji Electric Ind. Co., Ltd. ...................        9,399
     5,000   Fujitsu Fronttec, Ltd. .........................       52,813
     2,700   Icom, Inc. .....................................       50,029
    22,000   Japan Radio Co., Ltd.*..........................      107,328
     4,700   Komatsu Electronic Metals Co., Ltd.* ...........       35,803
     4,000   Kuramoto Seisakusho Co., Ltd. ..................       48,337
    18,000   Makino Milling Machine Co., Ltd. ...............       88,941
     3,900   Mimasu Semiconductor Industry Co., Ltd..........       53,343
    23,000   Nippon Chemi-Con Corp. .........................       82,764
    15,000   Shindengen Electric Manufacturing Co., Ltd.*....       43,101
     3,500   Shinkawa, Ltd. .................................       75,191
    13,000   Tamura Corp. ...................................       53,529
    18,000   Toko, Inc. .....................................       51,076
     2,000   Y.A.C. Co., Ltd.*...............................        8,056
                                                               -----------
                                                                   899,368
                                                               -----------
             Liquor & Tobacco -- 0.1%
    28,000   Mercian Corp. ..................................       56,644
                                                               -----------
             Machinery -- 1.6%
    14,000   Aida Engineering, Ltd. .........................       46,869
    46,000   Amada Machinics Co., Ltd. ......................      125,588
    12,000   Asahi Diamond Industrial Co., Ltd. .............       57,575
    22,000   Daifuku Co., Ltd. ..............................       97,087
     1,000   Daito Seiki Co., Ltd. ..........................        1,969
     9,000   Daiwa Industries, Ltd. .........................       24,813
       200   DMW Corp. ......................................        4,744
       700   Freund Industrial Co., Ltd. ....................        3,509
     3,000   Fuji Seiko, Ltd. ...............................        9,184
    18,000   Fujitec Co., Ltd. ..............................       79,112
     2,000   Fukushima Industries Corp. .....................       13,427

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             JAPAN (CONTINUED)
             Machinery (continued)
    22,000   Hitachi Koki Co., Ltd. .........................  $    94,330
    20,000   Kitz Corp. .....................................       27,749
     3,600   Maezawa Industries, Inc. .......................       16,435
     9,000   Max Co., Ltd. ..................................       90,632
    18,400   Mori Seiki Co., Ltd. ...........................      125,177
     2,000   Nakano Refrigerators Co., Ltd. .................       11,458
     8,000   Neturen Co., Ltd. ..............................       25,708
     3,000   Nihon Kaiheiki Ind. Co., Ltd. ..................       11,547
    28,000   Nippon Sharyo, Ltd. ............................       61,406
     9,100   Nitto Electric Works, Ltd. .....................       60,686
    25,000   Okuma Corp.*....................................       60,645
    11,000   Organo Corp. ...................................       53,762
     1,100   Piolax, Inc. ...................................       13,293
     4,000   Sansei Yusoki Co., Ltd. ........................       17,759
     2,000   Sanso Electric Co., Ltd. .......................        8,987
     3,000   Shibuya Kogyo Co., Ltd. ........................       26,048
     5,000   Shinko Kogyo Co., Ltd. .........................        5,997
     8,000   Sintokogio, Ltd. ...............................       22,414
     2,000   Toami Corp. ....................................        8,951
    15,000   Toshiba Tungaloy Co., Ltd. .....................       55,454
     2,000   Toso Co., Ltd. .................................        4,368
     4,000   Toyo Engineering Works, Ltd. ...................        5,192
    26,000   Toyoda Machine Works, Ltd. .....................      139,642
       400   Zuiko Corp. ....................................        2,721
                                                               -----------
                                                                 1,414,238
                                                               -----------
             Media -- 0.2%
     1,000   Asahi Broadcasting Corp. .......................       51,470
     4,000   Asia Securities Printing Co., Ltd. .............       22,199
     1,000   Broadcast System of Niigata, Inc. ..............        4,485
     2,000   Chubu-Nippon Broadcasting Co., Ltd..............       15,110
     2,000   Hiraga Co., Ltd. ...............................       12,263
     8,000   RKB Mainichi Broadcasting Corp. ................       37,238
     2,000   Sanko Sangyo Co., Ltd. .........................        7,609
       900   Tokyo Lithmatic Corp. ..........................        8,056
                                                               -----------
                                                                   158,430
                                                               -----------
             Metals -- 0.8%
    25,000   Kurimoto, Ltd. .................................       45,876
    29,000   Sanyo Special Steel Co., Ltd. ..................       42,832
    42,000   Showa Electric Wire & Cable Co., Ltd.*..........       50,378
     6,000   Sumitomo Pipe & Tube Co., Ltd. .................       14,555
    25,700   Tokyo Steel Mfg. Co., Ltd. .....................      190,942
    19,000   Toyo Kohan Co., Ltd. ...........................       53,234
     9,000   Toyokuni Electric Cable Co., Ltd. ..............       29,808
    15,000   Yamato Kogyo Co., Ltd. .........................      111,041
    35,000   Yodogawa Steel Works, Ltd. .....................      121,559
                                                               -----------
                                                                   660,225
                                                               -----------

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             JAPAN (CONTINUED)
             Miscellaneous Financial -- 0.4%
     3,000   Daiko Shoken Business Co., Ltd. ................  $     9,829
     6,000   Ichiyoshi Securities Co., Ltd. .................       23,041
    13,000   Marusan Securities Co., Ltd. ...................       58,300
    22,000   Okasan Securities Co., Ltd. ....................       91,178
    56,000   Tokai Tokyo Securities Co., Ltd. ...............      120,306
    13,000   Toyo Securities Co., Ltd.*......................       29,674
     1,000   Yutaka Shoji Co., Ltd. .........................        4,744
                                                               -----------
                                                                   337,072
                                                               -----------
             Office Machinery -- 0.6%
       700   55 Station, Inc. ...............................        2,882
    16,000   Amano Corp. ....................................      103,979
     9,000   Canon Finetech, Inc. ...........................      109,322
     6,000   Chinon Industries Inc.*.........................       15,844
     4,000   Japan Cash Machine Co., Ltd. ...................       82,890
     3,000   Katsuragawa Electric Co., Ltd. .................        8,996
     3,000   King Jim Co., Ltd. .............................       16,650
     1,300   Mars Engineering Corp. .........................       59,231
     5,000   Richo Elemex Corp. .............................       18,932
     2,500   Riso Kagaku Corp. ..............................       98,465
                                                               -----------
                                                                   517,191
                                                               -----------
             Oil Distribution -- 0.1%
     7,000   Kamei Corp. ....................................       35,089
     2,000   Sinanen Co., Ltd. ..............................        8,217
    26,000   Uehara Sei Shoji Co., Ltd. .....................       68,192
                                                               -----------
                                                                   111,498
                                                               -----------
             Other Utilities -- 0.1%
    10,000   Keiyo Gas Co., Ltd. ............................       30,166
     7,000   Otaki Gas Co., Ltd. ............................       20,051
     1,500   Shinnihon Gas Corp. ............................        5,237
                                                               -----------
                                                                    55,454
                                                               -----------
             Paper -- 0.4%
    12,000   Chuetsu Pulp & Paper Co., Ltd. .................       26,532
     2,000   Comany, Inc. ...................................       11,100
     7,000   Daio Paper Corp. ...............................       58,211
    11,000   Kishu Paper Co., Ltd. ..........................       19,595
    57,000   Mitsubishi Paper Mills, Ltd.*...................       86,738
     2,000   Nankai Plywood Co., Ltd. .......................        5,926
    30,000   Nice Corp. .....................................       63,912
     2,000   Nihon Decoluxe Co., Ltd. .......................        8,146
     2,000   Shimojima Co., Ltd. ............................       21,304
                                                               -----------
                                                                   301,464
                                                               -----------
             Real Estate Development -- 0.5%
     4,000   Aoki Marine Co., Ltd. ..........................        6,266
    18,000   Daibiru Corp. ..................................       97,801
     5,000   Hosoda Corp. ...................................       14,994
     7,000   Kowa Spinning Co., Ltd. ........................       20,678
    23,000   Recruit Cosmos Co., Ltd. .......................       68,558
    10,000   Sankei Building Co., Ltd. ......................       30,435
     3,000   Sekiwa Real Estate Chubu, Ltd. .................       13,024
     5,000   Sekiwa Real Estate Chubu, Ltd. .................       18,798
    24,000   The Sumitomo Warehouse Co., Ltd.................       69,606
     9,000   TOC Co., Ltd. ..................................       53,896
                                                               -----------
                                                                   394,056
                                                               -----------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             JAPAN (CONTINUED)
             Retail -- 0.8%
     9,200   Aoki International Co., Ltd. ...................  $    53,529
     3,000   Blue Grass Co., Ltd. ...........................       18,449
       600   Chiyoda Co., Ltd. ..............................        6,042
        30   Cyber Agent, Ltd.*..............................       42,698
     8,000   Daiwa Co., Ltd. ................................       13,248
       500   Haruyama Trading Co., Ltd. .....................        4,914
     6,400   Homac Corp. ....................................       46,347
     1,800   Jeans Mate Corp. ...............................       15,532
     3,740   Konaka Co., Ltd. ...............................       25,879
    32,000   Matsuzakaya Co., Ltd. ..........................       90,802
     5,700   Ministop Co., Ltd. .............................       88,269
     3,000   Mutow Co., Ltd. ................................        9,318
     2,000   Nagano Tokyu Department Store Co., Ltd..........        6,033
     1,200   Poplar Co., Ltd. ...............................       12,783
     2,300   Right On Co., Ltd. .............................       44,882
     9,000   Senshukai Co., Ltd. ............................      111,015
     1,300   Three F Co., Ltd. ..............................        7,913
    11,000   Tokyu Store Chain Co., Ltd. ....................       39,878
     4,300   U. Store Co., Ltd. .............................       40,223
     2,500   Uoriki Co., Ltd. ...............................       21,528
                                                               -----------
                                                                   699,282
                                                               -----------
             Services -- 0.4%
     5,000   Aichi Toyota Motor Co., Ltd. ...................       54,827
     3,000   Asia Air Survey Co., Ltd. ......................        7,116
     1,000   AUTOSEVEN, Co., Inc. ...........................        5,595
     1,400   Car Mate Mfg. Co., Ltd. ........................        4,699
     1,000   Chodai Co., Ltd. ...............................        2,685
     2,100   CTI Engineering Co., Ltd. ......................        9,587
     3,000   Daishinto, Inc. ................................        6,230
    13,000   Eikoh, Inc. ....................................       58,300
     2,000   Gakuikusha Corp. ...............................        6,624
     2,000   Gifu Hino Motor Co., Ltd. ......................       15,253
     1,000   Ichishin Co., Ltd. .............................        2,909
     3,000   Johnan Academic Preparatory Institute, Inc......       13,427
     3,000   Keiiyu Co., Ltd. ...............................       20,409
     5,000   Nippon Koei Co., Ltd. ..........................       10,249
     1,500   Original Engineering Consultants Co., Ltd.......        6,526
     4,000   Shingakukai Co., Ltd. ..........................       23,274
     1,500   Tanabe Management Consulting Co., Ltd...........        4,820
     2,000   Tokyo Individualized Educational Institute,
               Inc...........................................       14,072
     3,000   Toyo Tec Co., Ltd. .............................       13,696
     2,000   Toyota Corolla Gifu Co., Ltd. ..................       18,511
     2,700   WESCO, Inc. ....................................        8,942
     2,800   Yellow Hat, Ltd. ...............................       24,187
                                                               -----------
                                                                   331,938
                                                               -----------

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             JAPAN (CONTINUED)
             Soap & Cosmetics -- 0.3%
     9,000   Avon Products Co., Ltd. ........................  $    40,926
     3,000   Ivy Cosmetics Corp. ............................       14,770
     4,100   Mandom Corp. ...................................       80,740
     3,000   Nicca Chemical Co., Ltd. .......................       10,661
     6,000   S.T. Chemical Co., Ltd. ........................       43,020
    18,000   Sunstar, Inc. ..................................       52,527
                                                               -----------
                                                                   242,644
                                                               -----------
             Software -- 0.3%
     3,000   Creo Co., Ltd. .................................       10,742
     2,700   Fujitsu Business Systems, Ltd. .................       33,691
     8,000   Intec, Inc. ....................................       49,053
     5,000   Japan Process Development Co., Ltd..............       30,211
     5,200   Justsystem Corp.*...............................       16,105
     1,000   Saison Information Systems Co., Ltd.............       13,785
    23,000   Tsuzuki Denki Co., Ltd.*........................       62,794
                                                               -----------
                                                                   216,381
                                                               -----------
             Textiles -- 0.2%
     1,000   Chacott Co., Ltd. ..............................        5,049
     2,000   Fuji Corp. .....................................       13,069
     5,000   Fujix, Ltd. ....................................       16,784
     1,000   Jichodo Co., Ltd. ..............................        4,207
     5,000   King Co., Ltd. .................................        8,549
    47,000   Kurabo Industries, Ltd. ........................       69,837
     5,000   Lapine Co., Ltd. ...............................        5,863
     9,000   The Japan Wool Textile Co., Ltd. ...............       39,475
     4,000   Tokyo Soir Co., Ltd. ...........................        9,811
     3,000   Yagi Corp. .....................................        9,802
     3,000   Yamato International, Inc. .....................       10,661
                                                               -----------
                                                                   193,107
                                                               -----------
             Transportation -- 0.3%
     3,000   Chuo Warehouse Co., Ltd. .......................       20,141
     3,000   Daiwa Logistics Co., Ltd. ......................       12,380
    10,000   Hitachi Transport System, Ltd. .................       64,539
     2,000   i-Logistics Corp. ..............................        3,079
     3,000   Isewan Terminal Service Co., Ltd. ..............        6,982
     1,000   Japan Logistics Systems Corp. ..................        2,506
     6,000   Japan Oil Transportation Co., Ltd. .............       11,279
     3,000   Kanda Corp. ....................................        7,653
     3,000   Kawanishsi Warehouse Co., Ltd. .................       14,823
     7,000   Maruzen Showa Unyu Co., Ltd. ...................       17,921
     5,000   Meiko Trans Co., Ltd. ..........................       15,441
    24,000   Mitsui-Soko Co., Ltd. ..........................       57,575
     3,000   Tokyo Kisen Co., Ltd. ..........................       10,339
                                                               -----------
                                                                   244,658
                                                               -----------
             Travel & Entertainment -- 0.3%
     9,000   Adores, Inc. ...................................       15,548
     1,500   Edosawa Co., Ltd. ..............................        7,922
       900   Global-Dining, Inc. ............................        4,930
     5,000   Horipro, Inc. ..................................       30,658
     1,000   Mefos, Ltd. ....................................        9,667
     5,000   MOS Food Service, Inc. .........................       40,953
        72   Taito Corp. ....................................      103,121
                                                               -----------
                                                                   212,799
                                                               -----------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             JAPAN (CONTINUED)
             Wholesale -- 0.9%
     3,000   Atol Co., Ltd. .................................  $    15,441
     8,000   Chuo Gyorui Co., Ltd. ..........................       16,829
     6,000   Daito Gyorui Co., Ltd. .........................       12,353
     2,500   Denkodo Co., Ltd. ..............................       12,375
    18,000   Denkyosha Co., Ltd. ............................       73,956
     2,000   Easton Co., Ltd. ...............................        9,417
     4,700   Edion Corp. ....................................       29,408
     3,000   Furusato Industries, Ltd. ......................        8,862
     7,000   Gigas Kansai Corp. .............................       32,646
     2,000   Hagiwara Electric Co., Ltd. ....................        9,220
     1,000   Inaba Denki Sangyo Co., Ltd. ...................       13,713
     4,000   Kato Sangyo Co., Ltd. ..........................       36,163
     4,000   Mitani Corp. ...................................       15,038
     1,000   Morito Co., Ltd. ...............................        6,212
     5,000   Nagahori Corp. .................................       12,263
    13,000   Nagase & Co., Ltd. .............................       80,875
     7,400   Ryosan Co., Ltd. ...............................      110,026
     7,000   Ryoyo Electro Corp. ............................       73,562
     2,000   Sanshin Electronics Co., Ltd. ..................       10,921
    13,000   Sekido Co., Ltd. ...............................       16,873
     1,500   Senshu Electric Co., Ltd. ......................        9,533
     2,000   Shinden Co., Ltd. ..............................        4,583
     4,000   Shinko Shoji Co., Ltd. .........................       19,908
     5,000   Soda Nikka Co., Ltd. ...........................        8,728
     4,000   Somar Corp. ....................................        6,552
     1,500   Sugimoto & Co., Ltd. ...........................        8,728
     3,000   Tachibana Eletech Co., Ltd. ....................       22,047
     2,000   Tokiwa Yakuhin Co., Ltd. .......................       11,637
     2,000   Totech Corp. ...................................        6,803
     2,000   Toyo Officemation, Inc. ........................        7,161
     4,000   Tsukiji Uoichiba Co., Ltd. .....................        7,483
     1,700   Tsuzuki Densan Co., Ltd. .......................        5,783
     3,000   Yagi & Co., Ltd. ...............................       16,918
     2,000   Yokohama Maruuo Co., Ltd. ......................        7,089
     9,000   Yuasa Funashoku Co., Ltd. ......................       15,548
                                                               -----------
                                                                   754,654
                                                               -----------
                                                                13,584,986
                                                               -----------
             MALAYSIA -- 0.0%
             Real Estate Development -- 0.0%
    24,000   Rekapacific Berhad (b)*.........................            0
                                                               -----------
             NETHERLANDS -- 3.2%
             Instruments -- 0.3%
    16,667   Delft Instruments...............................      242,619
                                                               -----------

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             NETHERLANDS (CONTINUED)
             Media -- 0.8%
     6,309   Roto Smeets de Boer.............................  $   175,964
    63,686   Wegener*........................................      474,660
                                                               -----------
                                                                   650,624
                                                               -----------
             Office Machinery -- 0.5%
    31,687   Oce.............................................      436,909
                                                               -----------
             Retail -- 0.1%
     6,405   Macintosh Retail Group..........................      105,544
                                                               -----------
             Services -- 1.2%
       154   Grontmij........................................        2,932
    22,464   Koninklijke BAM Groep...........................      527,395
    24,417   SNT Group*......................................      366,525
       222   United Services Group...........................        3,232
                                                               -----------
                                                                   900,084
                                                               -----------
             Software -- 0.3%
   209,881   Getronics*......................................      266,414
                                                               -----------
             Telephone -- 0.0%
    39,078   Lycos Europe*...................................       37,317
                                                               -----------
             Wholesale -- 0.0%
     1,094   Univar..........................................       12,103
                                                               -----------
                                                                 2,651,614
                                                               -----------
             NEW ZEALAND -- 0.7%
             Airlines -- 0.2%
   364,585   Air New Zealand, Ltd.*..........................      108,272
                                                               -----------
             Construction Materials -- 0.1%
    26,464   Fletcher Building, Ltd. ........................       67,117
                                                               -----------
             Durables -- 0.1%
     7,504   Fisher & Paykel Appliances Holdings, Ltd........       64,404
                                                               -----------
             Electric Utilities -- 0.0%
     5,000   TrustPower, Ltd. ...............................       14,849
                                                               -----------
             Food -- 0.0%
     2,500   Sanford, Ltd. ..................................        7,439
                                                               -----------
             Miscellaneous Financial -- 0.0%
    28,359   Tower, Ltd.*....................................       22,571
                                                               -----------
             Other Utilities -- 0.1%
   101,838   NGC Holdings, Ltd. .............................       95,569
                                                               -----------
             Retail -- 0.1%
    27,322   Warehouse Group, Ltd. ..........................       89,578
                                                               -----------
             Services -- 0.1%
    73,256   Fletcher Challenge Forests, Ltd.*...............       56,128
                                                               -----------
             Telephone -- 0.0%
     5,000   Sky Network Television, Ltd.*...................       14,849
                                                               -----------
                                                                   540,776
                                                               -----------
             NORWAY -- 0.2%
             Banks -- 0.2%
     8,700   Sparebanken Nord-Norge..........................      192,350
                                                               -----------
             PORTUGAL -- 0.0%
             Paper -- 0.0%
    17,965   Corticeira Amorim, S.G.P.S.*....................       16,109
                                                               -----------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             SINGAPORE -- 2.6%
             Airlines -- 0.1%
    97,000   Singapore Airport Terminal Services, Ltd........  $   110,549
                                                               -----------
             Banks -- 0.1%
    61,000   Hong Leong Finance, Ltd. .......................       95,282
                                                               -----------
             Building -- 0.1%
    87,000   Guocoland, Ltd. ................................       55,868
                                                               -----------
             Financial Investments -- 0.2%
   109,000   Metro Holdings, Ltd. ...........................       40,988
    24,000   Overseas Union Enterprise, Ltd. ................       90,943
                                                               -----------
                                                                   131,931
                                                               -----------
             Food -- 0.3%
    65,000   Del Monte Pacific, Ltd. ........................       21,810
   358,000   Golden Agri-Resources, Ltd.*....................       59,026
   156,000   Want Want Holdings, Ltd. .......................      143,521
                                                               -----------
                                                                   224,357
                                                               -----------
             Instruments -- 0.0%
    51,000   Sunright, Ltd.*.................................       12,244
                                                               -----------
             IT Hardware -- 0.1%
    24,000   Elec & Eltek International Co., Ltd. ...........       57,600
                                                               -----------
             Oil Distribution -- 0.1%
    72,000   Singapore Petroleum Co., Ltd. ..................       51,650
                                                               -----------
             Real Estate Development -- 0.9%
   131,000   Allgreen Properties, Ltd. ......................       77,302
    40,250   Cycle & Carriage, Ltd. .........................      121,084
    34,000   Fraser & Neave, Ltd. ...........................      202,598
    90,000   Keppel Land, Ltd. ..............................       83,307
    74,000   Lum Chang Holdings, Ltd. .......................       11,773
    38,000   Singapore Land, Ltd. ...........................       86,616
   266,000   The Ascott Group, Ltd. .........................       66,171
    20,000   United Engineers, Ltd. .........................       18,397
   182,000   United Industrial Corp., Ltd. ..................       86,338
    29,000   WBL Corp., Ltd. ................................       46,976
   120,000   Wing Tai Holdings, Ltd. ........................       49,290
                                                               -----------
                                                                   849,852
                                                               -----------
             Retail -- 0.0%
     5,000   Wearnes International, Ltd. ....................        2,878
                                                               -----------
             Software -- 0.1%
    60,000   Datacraft Asia, Ltd.*...........................       73,800
                                                               -----------
             Telephone -- 0.1%
   357,000   Pacific Century Regional Developments, Ltd.*....       59,894
                                                               -----------
             Transportation -- 0.3%
   157,000   Chuan Hup Holdings, Ltd. .......................       45,414
   188,667   ComfortDelGro Corp., Ltd. ......................       85,681
   140,000   Neptune Orient Lines, Ltd.*.....................      157,935
                                                               -----------
                                                                   289,030
                                                               -----------

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             SINGAPORE (CONTINUED)
             Travel & Entertainment -- 0.2%
    78,000   Hotel Properties, Ltd. .........................  $    47,381
   265,600   Raffles Holdings, Ltd. .........................       79,132
                                                               -----------
                                                                   126,513
                                                               -----------
                                                                 2,141,448
                                                               -----------
             SPAIN -- 3.6%
             Airlines -- 0.6%
   242,047   Iberia Lineas Aereas de Espana..................      498,920
                                                               -----------
             Building -- 0.6%
    91,010   Obrascon Huarte Lain............................      514,031
                                                               -----------
             Construction Materials -- 0.7%
    10,806   Cementos Portland...............................      546,150
                                                               -----------
             Financial Investments -- 0.4%
    20,924   Dinamia Capital Privado.........................      311,898
                                                               -----------
             Machinery -- 0.1%
     1,253   Construcciones y Auxiliar de Ferrocarriles SA...       78,504
       538   Sociedad Espanola del Acumulador Tudor*.........        2,569
                                                               -----------
                                                                    81,073
                                                               -----------
             Paper -- 0.3%
    66,300   Papeles Y Cartones de Europa....................      237,806
                                                               -----------
             Telephone -- 0.1%
    19,808   Amper*..........................................       81,659
                                                               -----------
             Textiles -- 0.3%
    75,213   Tavex Algodonera................................      280,286
                                                               -----------
             Wholesale -- 0.5%
    15,306   Compania de Distribucion Integral Logista.......      409,788
                                                               -----------
                                                                 2,961,611
                                                               -----------
             SWEDEN -- 1.6%
             Airlines -- 0.1%
     6,309   SAS*............................................       51,383
                                                               -----------
             Financial Investments -- 0.6%
    48,189   Vostok Nafta Investment, Ltd.*..................      485,914
                                                               -----------
             Instruments -- 0.0%
     5,993   Gambro, A Shares................................       41,062
                                                               -----------
             Real Estate Development -- 0.6%
    18,531   L E Lundbergforetagen...........................      518,649
                                                               -----------
             Retail -- 0.3%
    25,240   Bilia, A Shares.................................      256,139
                                                               -----------
             Transportation -- 0.0%
     1,179   Brostrom, Class B...............................        7,926
                                                               -----------
                                                                 1,361,073
                                                               -----------
             SWITZERLAND -- 4.2%
             Banks -- 0.3%
       675   Graubuendner Kantonalbank.......................      276,011
                                                               -----------
             Construction Materials -- 0.2%
       433   Vetropack Holding...............................      129,185
                                                               -----------
             Drugs -- 0.1%
       914   Galenica Holding................................      121,119
                                                               -----------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             SWITZERLAND (CONTINUED)
             Food -- 0.0%
        12   Bell Holding*...................................  $     6,924
                                                               -----------
             Instruments -- 0.8%
     4,596   Leica Geosystems*...............................      626,443
                                                               -----------
             Insurance -- 0.3%
     2,010   Swiss Life Holdings*............................      273,966
                                                               -----------
             IT Hardware -- 0.2%
     1,260   Unaxis Holding..................................      149,318
                                                               -----------
             Machinery -- 1.2%
       304   AFG Arbonia-Forster Holding*....................       25,725
       880   Bucher Industries...............................      113,282
       212   Industrieholding Cham*..........................       34,515
    20,033   Saurer..........................................      728,141
                                                               -----------
                                                                   901,663
                                                               -----------
             Media -- 0.4%
     1,445   PubliGroupe*....................................      355,615
                                                               -----------
             Real Estate Development -- 0.1%
     1,718   Unique Zurich Airport*..........................       85,211
                                                               -----------
             Retail -- 0.4%
     8,840   Charles Voegele Holding*........................      368,501
                                                               -----------
             Transportation -- 0.1%
       508   Jungfraubahn Holding............................       96,168
                                                               -----------
             Wholesale -- 0.1%
        44   Daetwyler Holding...............................       64,304
                                                               -----------
                                                                 3,454,428
                                                               -----------
             UNITED KINGDOM -- 12.7%
             Airlines -- 0.3%
    57,849   BBA Group.......................................      235,230
                                                               -----------
             Banks -- 0.1%
    24,580   Egg*............................................       52,680
                                                               -----------
             Building -- 2.4%
    10,855   Berkeley Group..................................      141,661
    98,000   George Wimpey...................................      594,283
     8,407   M.J. Gleeson Group..............................      181,576
   167,000   Mowlem..........................................      561,012
   114,000   Taylor Woodrow..................................      438,460
                                                               -----------
                                                                 1,916,992
                                                               -----------
             Construction Materials -- 0.6%
   365,135   Aggregate Industries............................      517,157
                                                               -----------
             Financial Investments -- 0.4%
    78,352   Hitachi Capital UK..............................      212,184
    65,215   Vp..............................................      135,435
                                                               -----------
                                                                   347,619
                                                               -----------
             Food -- 0.6%
   102,511   ALPHA Airports Group............................      144,424
       562   Camellia........................................       32,680
   435,000   Express Dairies.................................      314,379
                                                               -----------
                                                                   491,483
                                                               -----------

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                                          VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             UNITED KINGDOM (CONTINUED)
             Instruments -- 0.5%
    72,000   Oxford Instruments..............................  $   227,280
   321,000   Senior..........................................      197,324
                                                               -----------
                                                                   424,604
                                                               -----------
             Insurance -- 0.5%
   423,000   Highway Insurance Holdings......................      258,690
   145,528   SVB Holdings....................................      135,397
                                                               -----------
                                                                   394,087
                                                               -----------
             Machinery -- 0.3%
   171,101   Delta...........................................      284,267
                                                               -----------
             Media -- 0.9%
   425,322   Highbury House Communications...................      190,790
    62,562   Trinity Mirror..................................      584,634
                                                               -----------
                                                                   775,424
                                                               -----------
             Miscellaneous Financial -- 0.3%
   190,000   Aberdeen Asset Management.......................      220,572
                                                               -----------
             Office Machinery -- 0.1%
     6,762   Linx Printing Technologies......................       42,915
                                                               -----------
             Oil -- 0.9%
   391,517   Paladin Resources...............................      575,662
    26,990   Premier Oil*....................................      162,774
                                                               -----------
                                                                   738,436
                                                               -----------
             Oil Services -- 0.2%
   120,169   Hunting.........................................      195,656
                                                               -----------
             Other Utilities -- 0.3%
    30,552   AWG*............................................      244,913
                                                               -----------
             Real Estate Development -- 0.4%
    48,266   Countryside Properties..........................      152,359
    22,029   Hammerson.......................................      199,465
                                                               -----------
                                                                   351,824
                                                               -----------
             Retail -- 1.1%
    46,428   lastminute.com*.................................      196,695
     3,894   Somerfield......................................        7,990
    21,375   WH Smith........................................      132,461
   823,045   Woolworths Group*...............................      605,078
                                                               -----------
                                                                   942,224
                                                               -----------
             Services -- 0.7%
    74,196   Incepta Group...................................      120,397
   106,000   Savills.........................................      387,438
    66,252   Securicor.......................................       91,910
                                                               -----------
                                                                   599,745
                                                               -----------
             Soap & Cosmetics -- 0.4%
   200,000   McBride.........................................      348,894
                                                               -----------
             Software -- 1.2%
   204,000   Alphameric......................................      211,829
    19,222   Computacenter...................................      133,011
     5,421   Merant*.........................................       12,789
   134,188   RM..............................................      334,410
   177,963   Systems Union Group*............................      286,798
                                                               -----------
                                                                   978,837
                                                               -----------

SHARES OR
PRINCIPAL                                                         VALUE
----------                                                     ------------
             COMMON STOCKS (CONTINUED)
             UNITED KINGDOM (CONTINUED)
             Telephone -- 0.0%
    26,741   COLT Telecom Group*.............................  $    40,984
                                                               -----------
             Transportation -- 0.4%
   287,000   Stagecoach Group................................      367,153
                                                               -----------
             Travel & Entertainment -- 0.1%
    68,240   Yates Group.....................................      121,310
                                                               -----------
                                                                10,633,006
                                                               -----------
             TOTAL COMMON STOCKS.............................   76,270,711
                                                               -----------
             PREFERRED STOCKS -- 0.5%
             GERMANY -- 0.5%
             Wholesale -- 0.5%
    30,556   Jungheinrich....................................      430,566
                                                               -----------
             TOTAL PREFERRED STOCKS..........................      430,566
                                                               -----------
             RIGHTS -- 0.0%
             FRANCE -- 0.0%
             Real Estate Development -- 0.0%
     2,146   Affine..........................................           25
                                                               -----------
             TOTAL RIGHTS....................................           25
                                                               -----------
             REPURCHASE AGREEMENTS -- 6.9%
             UNITED STATES -- 6.9%
$5,722,000   State Street Bank dated 9/30/03, due 10/01/03 at
               .15% with a maturity value of 5,722,024 (Fully
               collateralized by U.S Treasury Notes
               Securities)...................................    5,722,000
                                                               -----------
             TOTAL REPURCHASE AGREEMENTS.....................    5,722,000
                                                               -----------
             TOTAL INVESTMENTS (COST $70,203,554)
               (A) -- 99.4%..................................   82,423,302
             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%...      511,074
                                                               -----------
             NET ASSETS -- 100.0%............................  $82,934,376
                                                               ===========

---------------

*  Non-income producing security.

(a) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation...............  $14,229,283
   Unrealized depreciation...............   (2,009,535)
                                           -----------
   Net unrealized appreciation...........  $12,219,748
                                           ===========

(b) Bankrupt security/delisted; fair-valued by management

              See accompanying notes to the financial statements.

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

FORWARD CROSS-CURRENCY EXCHANGE CONTRACTS

                                                                              CONTRACT          UNREALIZED
                                                              DELIVERY         AMOUNT         APPRECIATION/
                                                                DATE      (LOCAL CURRENCY)    (DEPRECIATION)
                                                              --------    ----------------    --------------
Receive Hong Kong Dollars in Exchange for U.S. Dollars
  100,000                                                     10/02/03         774,230             $(19)
Receive Singapore Dollars in Exchange for U.S. Dollars
  50,000                                                      10/01/03          86,510             $ 48

              See accompanying notes to the financial statements.

AXA ROSENBERG EUROPEAN FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                         VALUE
------                                      ------------
         COMMON STOCKS -- 98.2%
         BELGIUM -- 0.8%
         Banks -- 0.8%
 1,180   Algemene Maatschappij voor
           Nijverheidskredit..............   $   47,931
     2   Banque Nationale de Belgique.....        9,362
                                             ----------
                                                 57,293
                                             ----------
         Retail -- 0.0%
    20   Delhaize Group...................          815
                                             ----------
                                                 58,108
                                             ----------
         DENMARK -- 1.5%
         Banks -- 0.7%
 2,705   Danske Bank......................       51,544
                                             ----------
         Biotechnology -- 0.4%
   890   Novozymes, B Shares..............       27,986
                                             ----------
         Food -- 0.3%
   600   Danisco..........................       22,584
                                             ----------
         Services -- 0.1%
   131   ISS..............................        5,938
                                             ----------
                                                108,052
                                             ----------
         FINLAND -- 2.2%
         Airlines -- 0.1%
 1,330   Finnair..........................        7,558
                                             ----------
         Building -- 0.0%
     1   YIT-Yhtyma.......................           26
                                             ----------
         Chemicals -- 0.2%
 1,600   Kemira...........................       14,906
                                             ----------
         Defense -- 0.1%
   723   Wartsila Corp., Class B..........       10,440
                                             ----------
         Drugs -- 0.1%
   106   Orion-Yhtyma, Class A............        1,976
   348   Orion-Yhtyma, Class B............        6,505
                                             ----------
                                                  8,481
                                             ----------
         Electric Utilities -- 0.8%
 6,200   Fortum...........................       53,647
                                             ----------
         Insurance -- 0.2%
   681   Pohjola Group, D Shares..........       13,244
                                             ----------
         Machinery -- 0.2%
 1,300   Metso Corp. .....................       12,868
                                             ----------
         Metals -- 0.2%
   882   Outokumpu........................        9,953
   800   Rautaruukki*.....................        4,658
                                             ----------
                                                 14,611
                                             ----------
         Paper -- 0.3%
 2,200   M-real, Class B..................       20,035
                                             ----------
                                                155,816
                                             ----------
         FRANCE -- 9.4%
         Airlines -- 0.4%
 1,840   Air France.......................       28,113
                                             ----------
         Autos -- 1.1%
 1,850   PSA Peugeot Citroen..............       78,615
                                             ----------

SHARES                                         VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         FRANCE (CONTINUED)
         Banks -- 2.1%
   189   BNP Paribas......................   $    9,266
   577   Credit Agricole..................       11,242
 1,950   Societe Generale, Class A........      129,893
                                             ----------
                                                150,401
                                             ----------
         Building -- 0.2%
   186   Eiffage..........................       17,881
                                             ----------
         Chemicals -- 1.1%
 1,908   Rhodia...........................       11,976
 4,320   Suez.............................       68,571
                                             ----------
                                                 80,547
                                             ----------
         Drugs -- 0.1%
   121   Aventis..........................        6,278
                                             ----------
         Financial Investments -- 0.2%
   158   Societe Fonciere, Financiere et
           de Participations..............       16,560
                                             ----------
         Insurance -- 0.7%
 1,029   CNP Assurances...................       46,806
                                             ----------
         Media -- 0.6%
    50   Lagardere S.C.A. ................        2,265
 2,191   Thomson*.........................       38,171
                                             ----------
                                                 40,436
                                             ----------
         Metals -- 0.0%
    12   Nexans...........................          273
                                             ----------
         Oil -- International -- 0.4%
   200   Total Fina Elf...................       30,185
                                             ----------
         Soap & Cosmetics -- 0.7%
 1,007   Christian Dior...................       50,156
                                             ----------
         Software -- 0.5%
   840   Cap Gemini*......................       34,825
                                             ----------
         Telephone -- 0.1%
   750   Alcatel*.........................        8,883
                                             ----------
         Wholesale -- 1.2%
 2,360   Compagnie de Saint-Gobain........       86,765
                                             ----------
                                                676,724
                                             ----------
         GERMANY -- 9.6%
         Airlines -- 0.5%
 2,920   Deutsche Lufthansa...............       38,255
                                             ----------
         Chemicals -- 0.6%
   550   Celanese.........................       17,966
 2,310   MG Technolgies...................       27,170
                                             ----------
                                                 45,136
                                             ----------
         Drugs -- 3.0%
 5,230   Bayer............................      112,676
 1,300   Degussa..........................       36,788
 1,395   Merck KGaA.......................       44,675
   546   Schwarz Pharma...................       12,412
                                             ----------
                                                206,551
                                             ----------
         Electric Utilities -- 1.1%
 2,930   RWE..............................       77,797
                                             ----------
         Instruments -- 0.0%
    27   Fresenius........................        2,012
                                             ----------

              See accompanying notes to the financial statements.

AXA ROSENBERG EUROPEAN FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                         VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         GERMANY (CONTINUED)
         IT Hardware -- 0.1%
   603   Infineon Technologies............   $    7,851
                                             ----------
         Machinery -- 1.5%
 1,850   Siemens..........................      110,177
                                             ----------
         Miscellaneous Financial -- 2.8%
 3,270   Deutsche Bank....................      198,972
                                             ----------
                                                686,751
                                             ----------
         GREECE -- 0.6%
         Banks -- 0.2%
   150   Bank of Greece...................       16,542
                                             ----------
         Building -- 0.0%
   686   Technical Olympic................        3,132
                                             ----------
         Telephone -- 0.4%
 1,940   Hellenic Telecommunications
           Organization...................       21,192
                                             ----------
                                                 40,866
                                             ----------
         ITALY -- 4.9%
         Banks -- 0.5%
 3,000   Banc Monte dei Paschi di Siena...        8,245
 1,025   Banco Intesa.....................        3,104
10,000   Capitalia*.......................       23,990
                                             ----------
                                                 35,339
                                             ----------
         Building -- 0.0%
 2,674   Impregilo........................        1,628
    44   Permasteelisa....................          711
                                             ----------
                                                  2,339
                                             ----------
         Construction Materials -- 0.0%
    94   Buzzi Unicem.....................          953
    16   Italmobiliare....................          710
                                             ----------
                                                  1,663
                                             ----------
         Food -- 0.4%
10,000   Parmalat Finanziaria.............       31,385
                                             ----------
         Instruments -- 0.2%
 6,000   Snia.............................       11,774
                                             ----------
         Media -- 0.0%
   693   Compagnie Industriali Riunite....          985
                                             ----------
         Metals -- 0.0%
10,000   Societa Metallurgica Italiana....        3,587
                                             ----------
         Oil -- International -- 3.3%
15,000   Eni..............................      229,182
                                             ----------
         Retail -- 0.2%
 4,229   Ifil*............................       12,115
                                             ----------
         Telephone -- 0.3%
 9,678   Telecom Italia...................       23,837
                                             ----------
                                                352,206
                                             ----------
         NETHERLANDS -- 9.2%
         Banks -- 1.8%
 7,120   ABN AMRO Holding.................      131,422
                                             ----------
         Building -- 0.0%
   178   Heijmans N.V. ...................        3,543
                                             ----------

SHARES                                         VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         NETHERLANDS (CONTINUED)
         Cellular -- 0.8%
 7,873   Koninklijke (Royal) KPN*.........   $   58,953
                                             ----------
         Food -- 2.9%
 3,414   Unilever.........................      200,777
                                             ----------
         IT Hardware -- 2.5%
 7,770   Koninklijke (Royal) Philips
           Electronics....................      176,085
                                             ----------
         Machinery -- 0.0%
    45   Stork............................          731
                                             ----------
         Media -- 0.8%
 1,910   VNU..............................       55,985
                                             ----------
         Office Machinery -- 0.2%
 1,050   Oce..............................       14,478
                                             ----------
         Oil -- International -- 0.2%
   398   Royal Dutch Petroleum Co. .......       17,478
                                             ----------
                                                659,452
                                             ----------
         PORTUGAL -- 0.9%
         Electric Utilities -- 0.7%
23,000   Electricidade de Portugal........       52,765
                                             ----------
         Telephone -- 0.2%
 1,870   Portugal Telecom, SGPS...........       14,787
                                             ----------
                                                 67,552
                                             ----------
         SPAIN -- 7.3%
         Airlines -- 0.3%
10,680   Iberia Lineas Aereas de Espana...       22,014
                                             ----------
         Banks -- 0.3%
 2,325   Banco Santander Central
           Hispano........................       19,711
                                             ----------
         Building -- 0.3%
   448   Fomento de Construcciones y
           Contratas......................       13,831
 1,420   Obrascon Huarte Lain.............        8,020
                                             ----------
                                                 21,851
                                             ----------
         Electric Utilities -- 3.0%
 6,775   Endesa...........................      104,698
 6,620   Iberdrola........................      111,400
                                             ----------
                                                216,098
                                             ----------
         Telephone -- 3.4%
20,770   Telefonica.......................      245,263
                                             ----------
                                                524,937
                                             ----------
         SWEDEN -- 3.3%
         Banks -- 1.2%
15,000   Nordea...........................       85,516
                                             ----------
         Building -- 0.1%
 1,100   Skanska, Class B.................        6,996
                                             ----------
         Cellular -- 1.7%
   238   Tele2 AB, B shares*..............       10,399
25,685   TeliaSonera......................      111,568
                                             ----------
                                                121,967
                                             ----------
         Instruments -- 0.3%
 3,200   Gambro, A Shares.................       21,925
                                             ----------
                                                236,404
                                             ----------

              See accompanying notes to the financial statements.

AXA ROSENBERG EUROPEAN FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                         VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         SWITZERLAND -- 11.5%
         Banks -- 3.9%
 5,000   UBS..............................   $  280,555
                                             ----------
         Chemicals -- 0.9%
   620   Ciba Specialty Chemicals.........       42,042
   432   Syngenta.........................       23,422
                                             ----------
                                                 65,464
                                             ----------
         Drugs -- 4.4%
   220   Novartis.........................        8,513
 3,700   Roche Holding....................      306,793
                                             ----------
                                                315,306
                                             ----------
         Food -- 0.1%
    44   Nestle...........................       10,145
                                             ----------
         Household -- 0.7%
 2,493   Swatch Group.....................       47,855
                                             ----------
         Insurance -- 0.3%
   164   Swiss Life Holdings*.............       22,353
                                             ----------
         Machinery -- 0.2%
   190   Saurer...........................        6,906
    28   Sulzer...........................        5,332
                                             ----------
                                                 12,238
                                             ----------
         Miscellaneous Financial -- 1.0%
 2,193   Credit Suisse Group..............       70,161
                                             ----------
                                                824,077
                                             ----------
         UNITED KINGDOM -- 37.0%
         Aircraft -- 0.2%
 4,000   BAE SYSTEMS......................       11,165
                                             ----------
         Airlines -- 0.1%
 2,435   BBA Group........................        9,901
                                             ----------
         Banks -- 9.3%
22,000   Barclays.........................      168,773
18,000   HBOS.............................      205,749
 7,347   HSBC Holdings....................       96,857
 8,000   Royal Bank of Scotland Group.....      203,355
                                             ----------
                                                674,734
                                             ----------
         Building -- 2.5%
 3,312   Barratt Developments.............       27,953
 1,375   Bellway..........................       13,707
 1,865   Berkeley Group...................       24,339
 1,125   Bovis Homes Group................        8,957
 4,402   George Wimpey....................       26,694
 1,798   Mowlem...........................        6,040
 3,457   Persimmon........................       30,900
 7,000   Taylor Woodrow...................       26,923
 2,000   Westbury.........................       13,540
                                             ----------
                                                179,053
                                             ----------
         Cellular -- 3.8%
10,829   mm02*............................       10,300
132,000  Vodafone Group...................      263,166
                                             ----------
                                                273,466
                                             ----------

SHARES                                         VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         UNITED KINGDOM (CONTINUED)
         Construction Materials -- 1.3%
 8,559   Aggregate Industries.............   $   12,122
 6,481   Hanson...........................       41,051
 4,000   RMC Group........................       39,608
                                             ----------
                                                 92,781
                                             ----------
         Drugs -- 2.5%
 8,793   GlaxoSmithKline..................      182,463
                                             ----------
         Food -- 2.1%
17,904   Unilever*........................      152,893
                                             ----------
         Insurance -- 2.4%
17,000   Aviva............................      131,899
28,025   Old Mutual*......................       43,185
                                             ----------
                                                175,084
                                             ----------
         IT Hardware -- 0.1%
 2,108   TT Electronics...................        4,383
                                             ----------
         Machinery -- 0.2%
 6,589   Novar*...........................       15,161
   208   Rexam*...........................        1,372
                                             ----------
                                                 16,533
                                             ----------
         Media -- 1.3%
 7,000   Pearson..........................       66,319
 2,801   Trinity Mirror...................       26,175
                                             ----------
                                                 92,494
                                             ----------
         Oil -- 0.3%
 2,993   Xstrata..........................       23,098
                                             ----------
         Oil -- International -- 3.0%
16,300   BP...............................      111,844
16,800   Shell Transport & Trading Co. ...      103,691
                                             ----------
                                                215,535
                                             ----------
         Other Utilities -- 1.1%
 2,000   Pennon Group.....................       19,771
 3,200   Severn Trent.....................       35,700
 3,000   United Utilities.................       22,877
                                             ----------
                                                 78,348
                                             ----------
         Paper -- 1.7%
 7,000   Anglo American...................      125,718
                                             ----------
         Retail -- 2.0%
17,000   J Sainsbury......................       76,611
 3,175   lastminute.com*..................       13,451
 2,411   Monsoon..........................        5,428
 6,824   Somerfield.......................       14,002
 3,142   WH Smith.........................       19,471
19,003   Woolworths Group*................       13,970
                                             ----------
                                                142,933
                                             ----------
         Services -- 0.8%
13,000   Reuters Group....................       45,842
 8,257   Securicor........................       11,455
                                             ----------
                                                 57,297
                                             ----------
         Soap & Cosmetics -- 0.1%
 3,455   Body Shop International..........        6,913
                                             ----------

              See accompanying notes to the financial statements.

AXA ROSENBERG EUROPEAN FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                         VALUE
------                                      ------------
         COMMON STOCKS (CONTINUED)
         UNITED KINGDOM (CONTINUED)
         Telephone -- 2.2%
51,898   BT Group.........................   $  155,202
                                             ----------
                                              2,669,994
                                             ----------
         TOTAL INVESTMENTS
           (COST $6,433,631)
           (A) -- 98.2%...................    7,060,939
         OTHER ASSETS IN EXCESS OF
           LIABILITIES -- 1.8%............      128,152
                                             ----------
         NET ASSETS -- 100.0%.............   $7,189,091
                                             ==========

---------------

*  Non-income producing security.

(a) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.................  $ 819,814
   Unrealized depreciation.................   (192,506)
                                             ---------
   Net unrealized appreciation.............  $ 627,308
                                             =========

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND (A)
SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                       VALUE
----------                                  -----------
             COMMON STOCKS -- 87.0%
             AUTOS -- 1.0%
     8,500   Textron, Inc. ...............  $   335,325
                                            -----------
             BANKS -- 12.4%
    18,800   Bank of America Corp. .......    1,467,151
    13,100   Bank One Corp. ..............      506,315
    11,500   Banknorth Group, Inc. .......      324,530
    10,200   Hibernia Corp., Class A......      206,652
     6,600   Marshall & Ilsley Corp. .....      208,032
     9,166   New York Community Bancorp,
               Inc. ......................      288,821
    10,400   PNC Financial Services
               Group......................      494,832
    18,900   Wachovia Corp. ..............      778,491
                                            -----------
                                              4,274,824
                                            -----------
             BIOTECHNOLOGY -- 1.1%
     4,700   Genentech, Inc.*.............      376,658
                                            -----------
             BUILDING -- 2.5%
     4,500   Centex Corp. ................      350,460
     7,300   D.R. Horton, Inc. ...........      238,710
       350   Lennar Corp., B Shares.......       26,243
     3,700   Pulte Homes, Inc. ...........      251,637
                                            -----------
                                                867,050
                                            -----------
             CELLULAR -- 0.6%
    10,500   Nextel Communications, Inc.,
               Class A*...................      206,745
                                            -----------
             CHEMICALS -- 0.6%
     6,900   Sherwin-Williams Co. ........      202,929
                                            -----------
             COMPUTER -- 3.6%
    37,000   Dell, Inc.*..................    1,235,430
                                            -----------
             DEFENSE -- 0.2%
     2,000   Raytheon Co. ................       56,000
                                            -----------
             DRUGS -- 5.4%
     2,700   Barr Laboratories, Inc.*.....      184,167
       500   Bristol-Myers Squibb Co. ....       12,830
     2,930   Medco Health Solutions,
               Inc.*......................       75,975
    20,000   Merck & Co., Inc. ...........    1,012,400
     9,300   Mylan Laboratories, Inc. ....      359,445
     5,700   Watson Pharmaceuticals,
               Inc.*......................      237,633
                                            -----------
                                              1,882,450
                                            -----------
             ELECTRIC UTILITIES -- 4.6%
     8,400   Constellation Energy Group,
               Inc. ......................      300,552
    36,300   Duke Energy Corp. ...........      646,503
     8,600   Entergy Corp. ...............      465,690
     4,800   SCANA Corp. .................      164,400
                                            -----------
                                              1,577,145
                                            -----------
             FOOD -- 2.7%
     1,200   Campbell Soup Co. ...........       31,800
    19,900   PepsiCo, Inc. ...............      912,017
                                            -----------
                                                943,817
                                            -----------
             HEALTH -- 0.5%
     5,500   Health Net, Inc.*............      174,185
                                            -----------
             HOUSEHOLD -- 1.0%
     6,100   Fortune Brands, Inc. ........      346,175
                                            -----------

  SHARES                                       VALUE
----------                                  -----------
             COMMON STOCKS (CONTINUED)
             INSTRUMENTS -- 3.6%
     7,500   Boston Scientific Corp.*.....  $   478,500
     6,200   Johnson Controls, Inc. ......      586,520
     8,600   Thermo Electron Corp.*.......      186,620
                                            -----------
                                              1,251,640
                                            -----------
             INSURANCE -- 4.3%
    12,400   Aon Corp. ...................      258,540
     3,900   Everest Re Group, Ltd. ......      293,124
     8,011   Fidelity National Financial,
               Inc. ......................      240,811
     5,000   John Hancock Financial
               Services, Inc. ............      169,000
     8,900   Old Republic International
               Corp. .....................      294,501
     5,300   RenaissanceRe Holdings,
               Ltd. ......................      241,839
                                            -----------
                                              1,497,815
                                            -----------
             IT HARDWARE -- 6.4%
    49,000   Cisco Systems, Inc.*.........      957,460
    43,000   Intel Corp. .................    1,182,930
     3,400   Intersil Corp., Class A*.....       80,920
                                            -----------
                                              2,221,310
                                            -----------
             MACHINERY -- 2.7%
     1,300   American Standard Cos.,
               Inc.*......................      109,525
     2,400   Masco Corp. .................       58,752
     6,200   Rockwell Automation, Inc. ...      162,750
     7,800   United Technologies Corp. ...      602,784
                                            -----------
                                                933,811
                                            -----------
             MEDIA -- 2.1%
       100   Tribune Co. .................        4,590
    18,700   Viacom, Inc., Class A........      718,080
                                            -----------
                                                722,670
                                            -----------
             MISCELLANEOUS
               FINANCIAL -- 2.9%
    26,700   J.P. Morgan Chase & Co. .....      916,611
     6,300   Janus Capital Group, Inc. ...       88,011
                                            -----------
                                              1,004,622
                                            -----------
             OFFICE MACHINERY -- 0.6%
    17,000   EMC Corp.*...................      214,710
                                            -----------
             OIL -- INTEGRATED -- 3.2%
    11,900   ChevronTexaco Corp. .........      850,255
     8,600   Marathon Oil Corp. ..........      245,100
                                            -----------
                                              1,095,355
                                            -----------
             REAL ESTATE INVESTMENT
               TRUSTS -- 0.9%
     5,900   Equity Office Properties
               Trust......................      162,427
     3,800   iStar Financial, Inc. .......      148,010
                                            -----------
                                                310,437
                                            -----------
             RETAIL -- 9.7%
     8,000   CVS Corp. ...................      248,480
     8,000   Dollar General Corp. ........      160,000
     3,000   Dollar Tree Stores, Inc.*....      100,500
     8,900   Family Dollar Stores,
               Inc. ......................      355,021
    13,500   Federated Department Stores,
               Inc. ......................      565,650
    16,600   J.C. Penney Co., Inc. .......      354,742
    10,400   Lowe's Cos., Inc. ...........      539,760
    17,600   Office Depot, Inc.*..........      247,280
     3,500   Sears, Roebuck & Co. ........      153,055

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND (A)
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                       VALUE
----------                                  -----------
             COMMON STOCKS (CONTINUED)
             RETAIL (CONTINUED)
     7,100   Staples, Inc.*...............  $   168,625
    23,700   TJX Cos., Inc. ..............      460,254
                                            -----------
                                              3,353,367
                                            -----------
             SERVICES -- 4.5%
     8,600   Apollo Group, Inc., Class
               A*.........................      567,858
    26,700   Prudential Financial,
               Inc. ......................      997,512
                                            -----------
                                              1,565,370
                                            -----------
             SOAPS & COSMETICS -- 1.9%
     6,000   Avon Products, Inc. .........      387,360
     8,000   Estee Lauder Co., Inc., Class
               A..........................      272,800
                                            -----------
                                                660,160
                                            -----------
             SOFTWARE -- 2.1%
     3,100   Adobe Systems, Inc. .........      121,706
     7,200   Electronic Data Systems
               Corp. .....................      145,440
    17,000   Microsoft Corp. .............      472,430
                                            -----------
                                                739,576
                                            -----------
             TELEPHONE -- 0.2%
     4,800   AOL Time Warner, Inc.*.......       72,528
                                            -----------
             TEXTILES -- 1.8%
     6,700   Coach, Inc.*.................      365,820
     8,000   Liz Claiborne, Inc. .........      272,400
                                            -----------
                                                638,220
                                            -----------
             TRANSPORTATION -- 2.0%
    24,500   Burlington Northern Santa Fe
               Corp. .....................      707,315
                                            -----------
             TRAVEL & ENTERTAINMENT --1.4%
     7,800   Cendant Corp.*...............      145,782
    14,500   McDonald's Corp. ............      341,330
                                            -----------
                                                487,112
                                            -----------

SHARES OR
PRINCIPAL                                      VALUE
----------                                  -----------
             COMMON STOCKS (CONTINUED)
             WHOLESALE -- 0.5%
     5,000   Sysco Corp. .................  $   163,550
                                            -----------
             TOTAL COMMON STOCKS..........   30,118,301
                                            -----------
             REPURCHASE AGREEMENTS --13.5%
$4,666,467   Bear Stearns dated 09/30/03,
               due 10/1/03 at 0.96% with a
               maturity value of
               $4,666,592 (Fully
               collateralized by U.S.
               Treasury Bonds)............    4,666,467
                                            -----------
             TOTAL REPURCHASE
               AGREEMENTS.................    4,666,467
                                            -----------
             TOTAL INVESTMENTS (COST
               $31,506,435)
               (B) -- 100.51%.............   34,784,768
             LIABILITIES IN EXCESS OF
               OTHER ASSETS -- (0.51%)....     (177,048)
                                            -----------
             NET ASSETS -- 100.0%.........  $34,607,720
                                            ===========

---------------

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

(b) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation................  $3,509,436
   Unrealized depreciation................    (231,103)
                                            ----------
   Net unrealized appreciation............  $3,278,333
                                            ==========

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND
SCHEDULE OF SECURITIES SOLD SHORT -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                         VALUE
------                                      -----------
         COMMON STOCKS -- 85.6%
         BANKS -- 11.2%
15,000   Fifth Third Bancorp..............  $   829,050
40,300   General Electric Co. ............    1,201,343
11,100   North Fork Bancorporation,
           Inc. ..........................      385,725
 9,245   Northern Trust Corp. ............      392,358
20,900   Wells Fargo & Co. ...............    1,076,350
                                            -----------
                                              3,884,826
                                            -----------
         BIOTECHNOLOGY -- 1.7%
 8,200   IDEC Pharmaceuticals Corp.*......      271,830
21,400   Millennium Pharmaceuticals,
           Inc.*..........................      329,346
                                            -----------
                                                601,176
                                            -----------
         CHEMICALS -- 1.1%
 8,200   Air Products & Chemicals,
           Inc. ..........................      369,820
                                            -----------
         DEFENSE -- 4.7%
25,300   Boeing Co. ......................      868,549
 8,900   Northrop Grumman Corp. ..........      767,358
                                            -----------
                                              1,635,907
                                            -----------
         DRUGS -- 4.4%
17,400   Abbott Laboratories..............      740,370
12,900   Eli Lilly & Co. .................      766,260
                                            -----------
                                              1,506,630
                                            -----------
         ELECTRIC UTILITIES -- 5.0%
28,500   AES Corp.*.......................      211,470
 2,400   DTE Energy Co. ..................       88,536
   500   Exelon Corp. ....................       31,750
12,800   Sempra Energy....................      375,808
14,200   Southern Co. ....................      416,344
22,100   TXU Corp. .......................      520,676
 5,000   Xcel Energy, Inc. ...............       77,350
                                            -----------
                                              1,721,934
                                            -----------
         FOOD -- 3.6%
19,800   Coca-Cola Co. ...................      850,608
13,500   Kraft Foods, Inc., Class A.......      398,250
                                            -----------
                                              1,248,858
                                            -----------
         HEALTH -- 5.5%
23,900   HCA, Inc. .......................      880,954
10,200   Laboratory Corp. of America
           Holdings Corp.*................      292,740
 5,600   Quest Diagnostics, Inc.*.........      339,584
26,600   Tenet Healthcare Corp.*..........      385,168
                                            -----------
                                              1,898,446
                                            -----------
         HOUSEHOLD -- 0.0%
   300   Newell Rubbermaid, Inc. .........        6,501
                                            -----------
         INSTRUMENTS -- 4.2%
 1,000   Agilent Technologies, Inc.*......       22,110
11,500   Applera Corp. ...................      256,565
27,000   Baxter International, Inc. ......      784,620
 8,600   Medtronic, Inc. .................      403,512
                                            -----------
                                              1,466,807
                                            -----------
         INSURANCE -- 0.7%
 8,000   Willis Group Holdings, Ltd. .....      246,000
                                            -----------

SHARES                                         VALUE
------                                      -----------
         COMMON STOCKS (CONTINUED)
         IT HARDWARE -- 0.7%
 4,000   L-3 Communications Hldgs,
           Inc.*..........................  $   173,000
 2,100   Molex, Inc. .....................       60,039
                                            -----------
                                                233,039
                                            -----------
         LIQUOR & TOBACCO -- 3.0%
19,600   Altria Group, Inc. ..............      858,480
 4,500   R.J. Reynolds Tobacco Holdings,
           Inc. ..........................      177,930
                                            -----------
                                              1,036,410
                                            -----------
         MACHINERY -- 1.4%
   900   ITT Industries, Inc. ............       53,856
 5,700   Parker-Hannifin Corp. ...........      254,790
 4,000   SPX Corp.*.......................      181,120
                                            -----------
                                                489,766
                                            -----------
         MEDIA -- 1.9%
27,100   Interpublic Group of Cos.,
           Inc. ..........................      382,652
 4,200   Knight-Ridder, Inc. .............      280,140
                                            -----------
                                                662,792
                                            -----------
         METALS -- 0.8%
 6,000   Nucor Corp. .....................      275,280
                                            -----------
         MISCELLANEOUS FINANCIAL -- 2.0%
56,800   Charles Schwab Corp. ............      676,488
                                            -----------
         OIL DISTRIBUTION -- 0.7%
33,700   El Paso Corp. ...................      246,010
                                            -----------
         OIL SERVICES -- 0.7%
 7,000   Noble Corp.*.....................      237,930
                                            -----------
         OTHER UTILITIES -- 2.5%
32,700   Waste Management, Inc. ..........      855,759
                                            -----------
         PAPER -- 1.7%
 7,000   Avery Dennison Corp. ............      353,640
 9,600   Plum Creek Timber Co. ...........      244,224
                                            -----------
                                                597,864
                                            -----------
         REAL ESTATE INVESTMENT
           TRUSTS -- 0.9%
   800   Equity Residential...............       23,424
 6,500   Simon Property Group, Inc. ......      283,270
                                            -----------
                                                306,694
                                            -----------
         RETAIL -- 10.6%
 2,900   Caremark Rx, Inc.*...............       65,540
 1,600   CDW Corp. .......................       92,384
15,500   Kohl's Corp.*....................      829,250
46,600   Kroger Co.*......................      832,742
17,500   May Department Stores Co. .......      431,025
 8,600   Wal-Mart Stores, Inc. ...........      480,310
30,200   Walgreen Co. ....................      925,328
                                            -----------
                                              3,656,579
                                            -----------
         SERVICES -- 1.2%
12,600   IMS Health, Inc. ................      265,860
 7,900   Robert Half International,
           Inc.*..........................      154,050
                                            -----------
                                                419,910
                                            -----------
         SOFTWARE -- 1.8%
 7,200   Affiliated Computer Services,
           Inc. Class A*..................      350,568
 5,400   Intuit, Inc.*....................      260,496
                                            -----------
                                                611,064
                                            -----------

              See accompanying notes to the financial statements.

AXA ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                         VALUE
------                                      -----------
         COMMON STOCKS (CONTINUED)
         TELEPHONE -- 8.6%
20,000   NTL, Inc.*.......................  $   942,400
38,500   SBC Communications, Inc. ........      856,625
35,800   Verizon Communications, Inc. ....    1,161,352
                                            -----------
                                              2,960,377
                                            -----------
         TEXTILES -- 1.0%
 9,000   Cintas Corp. ....................      331,560
                                            -----------
         TRANSPORTATION -- 2.3%
12,300   United Parcel Service, Inc.,
           Class B........................      784,740
                                            -----------

SHARES                                         VALUE
------                                      -----------
         COMMON STOCKS (CONTINUED)
         TRAVEL & ENTERTAINMENT -- 1.9%
 6,500   Harrah's Entertainment, Inc. ....  $   273,715
24,200   Hilton Hotels Corp. .............      392,524
                                            -----------
                                                666,239
                                            -----------
         TOTAL SECURITIES SOLD SHORT
           (PROCEEDS $27,178,740) 85.6%...  $29,635,406
                                            ===========

---------------

*  Non-income producing security.

              See accompanying notes to the financial statements.

AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND (A)
SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                      VALUE
----------                                 ------------
             COMMON STOCKS -- 92.0%
             AIRCRAFT -- 0.0%
       200   Curtiss-Wright Corp. .......  $     14,124
                                           ------------
             AIRLINES -- 0.1%
     1,900   AirTran Holdings, Inc.*.....        31,825
     4,500   MAIR Holdings, Inc.*........        30,555
                                           ------------
                                                 62,380
                                           ------------
             AUTOS -- 1.3%
       100   Edelbrock Corp. ............         1,105
     3,600   R&B, Inc.*..................        46,368
    34,600   Textron, Inc. ..............     1,364,970
                                           ------------
                                              1,412,443
                                           ------------
             BANKS -- 3.8%
       100   ACE Cash Express, Inc.*.....         1,465
    35,900   Advanta Corp., Class A......       394,900
       300   American Residential
               Investment Trust, Inc.*...         2,454
       700   ASTA Funding, Inc. .........        18,192
     1,900   Berkshire Bancorp, Inc. ....        81,700
       200   Central Bancorp, Inc. ......         6,934
     1,900   Citizens First Bancorp,
               Inc. .....................        39,330
    13,000   Colonial BancGroup, Inc. ...       187,720
     1,200   Crescent Banking Co. .......        36,048
       849   Doral Financial Corp. ......        39,903
     1,600   First Bancshares, Inc. .....        32,877
     1,100   First Citizens BancShares,
               Inc., Class A.............       116,270
    14,600   Flagstar Bancorp, Inc. .....       335,070
    14,900   Hibernia Corp., Class A.....       301,874
       500   Horizon Bancorp.............        17,875
     6,900   HPSC, Inc.*.................        62,100
       300   InterCept, Inc.*............         4,101
     2,300   Intervest Bancshares
               Corp.*....................        29,785
    24,300   Irwin Financial Corp. ......       590,489
     4,600   ITLA Capital Corp.*.........       196,006
       700   Jacksonville Bancorp,
               Inc. .....................        26,082
       100   Kankakee Bancorp, Inc. .....         5,175
     1,300   LSB Financial Corp. ........        31,850
     2,550   New Century Financial
               Corp. ....................        72,216
     3,000   North Central Bancshares,
               Inc. .....................       107,280
       100   Northeast Pennsylvania
               Financial Corp. ..........         1,750
       400   Northway Financial, Inc. ...        11,924
       100   Pinnacle Bancshares,
               Inc. .....................         1,390
     9,859   Provident Financial Group,
               Inc. .....................       275,658
     3,800   PSB Bancorp, Inc.*..........        31,540
     8,400   R & G Financial Corp., Class
               B.........................       245,280
       100   Republic Bancshares,
               Inc. .....................         2,856
    18,500   Riggs National Corp. .......       291,375
       700   Saxon Capital, Inc.*........        11,998
     1,350   The Washington Savings Bank,
               F.S.B.....................        12,623
       100   UICI*.......................         1,254
        15   UMB Financial Corp. ........           708
     1,785   Unity Bancorp, Inc.*........        19,992
     3,993   Wainwright Bank & Trust
               Co. ......................        45,197
       300   Wells Financial Corp. ......         8,061

  SHARES                                      VALUE
----------                                 ------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
     7,400   Westcorp....................  $    258,630
     5,000   WFS Financial, Inc.*........       185,150
                                           ------------
                                              4,143,082
                                           ------------
             BIOTECHNOLOGY -- 1.8%
    14,700   Celgene Corp.*..............       636,951
     3,900   Curis, Inc.*................        17,238
    16,600   Invitrogen Corp.*...........       962,634
    23,000   Nabi Biopharmaceuticals,
               Inc.*.....................       193,890
    17,200   Savient Pharmaceuticals,
               Inc.*.....................        86,860
     9,285   Third Wave Technologies*....        29,991
                                           ------------
                                              1,927,564
                                           ------------
             BUILDING -- 3.2%
     1,100   Coachmen Industries,
               Inc. .....................        12,881
       600   D.R. Horton, Inc. ..........        19,620
     1,700   Dominion Homes, Inc.*.......        43,741
     9,900   Hovnanian Enterprises, Inc.,
               Class A*..................       637,263
     1,690   Lennar Corp., B Shares......       126,716
     1,100   M/I Schottenstein Homes,
               Inc. .....................        43,637
     3,700   Matrix Service Co.*.........        65,712
    16,500   Pulte Homes, Inc. ..........     1,122,165
    13,400   Ryland Group, Inc. .........       979,674
     5,500   Skyline Corp. ..............       176,110
     8,100   Technical Olympic USA,
               Inc.*.....................       222,750
                                           ------------
                                              3,450,269
                                           ------------
             CHEMICALS -- 1.8%
     7,600   Bairnco Corp. ..............        52,972
    26,700   Cytec Industries, Inc.*.....       974,550
     8,200   Esterline Technologies
               Corp.*....................       158,178
       600   Ethyl Corp.*................         7,548
     4,600   Great Lakes Chemical
               Corp. ....................        92,506
     1,200   Hercules, Inc.*.............        13,596
       400   Octel Corp. ................         6,960
    21,300   Sherwin-Williams Co. .......       626,433
     2,900   Stepan Co. .................        66,062
                                           ------------
                                              1,998,805
                                           ------------
             CONSTRUCTION
               MATERIALS -- 0.5%
    12,000   Ameron International
               Corp. ....................       396,120
     1,500   Continental Materials
               Corp.*....................        34,875
     2,000   Martin Marietta Materials,
               Inc. .....................        72,900
       100   U.S. Concrete, Inc.*........           512
                                           ------------
                                                504,407
                                           ------------
             DEFENSE -- 0.5%
    16,280   Griffon Corp.*..............       292,389
     6,200   KVH Industries, Inc.*.......       156,302
     2,600   Lowrance Electronics,
               Inc. .....................        30,134
     1,900   Todd Shipyards Corp. .......        30,400
                                           ------------
                                                509,225
                                           ------------
             DRUGS -- 3.7%
    18,900   Alpharma, Inc., Class A.....       351,540
       150   American Pharmaceuticals,
               Inc.*.....................         4,703
     3,300   E-Z-EM, Inc. ...............        40,095
    16,100   Endo Pharmaceuticals
               Holdings, Inc.*...........       329,245
     4,200   Genencor International,
               Inc.*.....................        65,898
    28,000   ICN Pharmaceuticals,
               Inc. .....................       480,480

              See accompanying notes to the financial statements.

AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND (A)
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                      VALUE
----------                                 ------------
             COMMON STOCKS (CONTINUED)
             DRUGS (CONTINUED)
     4,600   Inverness Medical
               Innovation, Inc.*.........  $    116,840
    12,500   Medicis Pharmaceutical
               Corp., Class A............       732,499
    20,300   Meridian Bioscience,
               Inc. .....................       203,406
    20,300   Nature's Sunshine Products,
               Inc. .....................       168,490
     5,500   NBTY, Inc.*.................       128,425
    20,000   Nutraceutical International
               Corp.*....................       207,400
    47,600   Perrigo Co. ................       605,948
     5,568   SeraCare Life Sciences,
               Inc.*.....................        38,141
       100   Spectrum Pharmaceuticals,
               Inc.*.....................           660
    13,200   Watson Pharmaceuticals,
               Inc.*.....................       550,308
                                           ------------
                                              4,024,078
                                           ------------
             DURABLES -- 0.8%
     2,700   Harman International
               Industries, Inc. .........       265,545
    10,600   Thor Industries, Inc. ......       572,612
                                           ------------
                                                838,157
                                           ------------
             ELECTRIC UTILITIES -- 2.8%
    20,200   Central Vermont Public
               Service Corp. ............       448,036
    33,600   Constellation Energy Group,
               Inc. .....................     1,202,208
    35,000   Great Plains Energy,
               Inc. .....................     1,061,200
     1,400   Green Mountain Power
               Corp. ....................        31,570
     1,600   Maine & Maritimes Corp. ....        57,600
     4,300   SCANA Corp. ................       147,275
     5,400   Unisource Energy Corp. .....       102,708
     1,100   Unitil Corp. ...............        27,577
                                           ------------
                                              3,078,174
                                           ------------
             FINANCIAL INVESTMENTS --2.5%
    23,250   Aaron Rents, Inc. ..........       487,088
       400   American Capital Strategies,
               Ltd. .....................         9,944
     4,700   California First National
               Bancorp...................        54,247
     1,500   Choice Hotels International,
               Inc.*.....................        43,530
       200   Fog Cutter Capital Group,
               Inc. .....................         1,014
     3,400   G-III Apparel Group,
               Ltd.*.....................        33,116
    11,000   LNR Property Corp. .........       450,450
     8,500   PICO Holdings, Inc.*........       111,095
    41,500   Rent-A-Center, Inc.*........     1,340,450
     4,100   Rent-Way, Inc.*.............        22,017
    15,800   TechTeam Global, Inc.*......        96,538
     4,700   Willis Lease Finance
               Corp.*....................        25,803
                                           ------------
                                              2,675,292
                                           ------------
             FOOD -- 1.1%
       300   Cal-Maine Foods, Inc. ......         2,250
    17,850   Flowers Foods, Inc. ........       406,980
     4,100   John B. Sanfilippo & Son,
               Inc.*.....................        87,166
     3,400   National Beverage Corp.*....        51,340
    21,900   PepsiAmericas, Inc. ........       317,331
       800   Seaboard Corp. .............       172,080
     3,500   Seneca Foods Corp., Class
               B*........................        66,500
     1,300   Zapata Corp.*...............        72,670
                                           ------------
                                              1,176,317
                                           ------------
             HEALTH -- 4.4%
     3,100   Beverly Enterprises,
               Inc.*.....................        18,352
    27,200   Coventry Health Care,
               Inc.*.....................     1,434,528

  SHARES                                      VALUE
----------                                 ------------
             COMMON STOCKS (CONTINUED)
             HEALTH (CONTINUED)
        98   Gentiva Health Services,
               Inc.*.....................  $      1,127
    11,900   Health Net, Inc.*...........       376,873
    83,900   Humana, Inc.*...............     1,514,395
    26,100   Mid Atlantic Medical
               Services, Inc.*...........     1,342,323
     6,156   National Home Health Care
               Corp.*....................        50,479
                                           ------------
                                              4,738,077
                                           ------------
             HOUSEHOLD -- 2.3%
    24,700   Acuity Brands, Inc. ........       446,082
     2,000   American Biltrite, Inc. ....        13,600
     1,800   American Locker Group,
               Inc.*.....................        21,656
     4,300   Bassett Furniture
               Industries, Inc. .........        58,265
    15,700   Callaway Golf Co. ..........       224,039
     7,000   Central Garden & Pet Co.*...       182,840
     2,300   Chase Corp. ................        28,865
     4,100   Communication Systems,
               Inc. .....................        32,718
       200   Escalade, Inc.*.............         4,232
    21,700   Helen of Troy, Ltd.*........       525,574
     3,500   Hillenbrand Industries,
               Inc. .....................       197,470
     5,832   K2, Inc.*...................        86,605
    32,800   Kimball International, Inc.,
               Class B...................       480,848
       314   Knape & Vogt Manufacturing
               Co. ......................         3,454
    10,300   Movado Group, Inc. .........       225,570
       700   Ohio Art Co. ...............         7,175
                                           ------------
                                              2,538,993
                                           ------------
             INSTRUMENTS -- 5.7%
     3,500   Badger Meter, Inc. .........       112,315
    24,600   Bausch & Lomb, Inc. ........     1,086,089
       100   Bio-Logic Systems Corp.*....           509
    15,800   Bio-Rad Laboratories, Inc.,
               Class A*..................       805,800
       580   Candela Corp.*..............         7,401
       100   Coherent, Inc.*.............         2,463
    16,300   Datascope Corp. ............       501,062
    27,100   Invacare Corp. .............     1,018,418
     2,850   Invivo Corp.*...............        44,717
       600   Isco, Inc. .................         5,310
     3,200   K-Tron International,
               Inc.*.....................        54,400
     2,100   Kewaunee Scientific
               Corp. ....................        20,454
       100   Mesa Laboratories, Inc.*....           901
    11,000   Mine Safety Appliances
               Co. ......................       600,820
     4,656   New Brunswick Scientific
               Co., Inc.*................        20,347
     6,500   Osteotech, Inc.*............        53,235
       200   PerkinElmer, Inc. ..........         3,062
     3,206   Raven Industries, Inc. .....        79,028
    15,141   Respironics, Inc.*..........       632,591
     5,000   Sola International, Inc.*...        80,000
     1,800   Span-America Medical
               Systems, Inc. ............        16,740
    35,200   Thermo Electron Corp.*......       763,840
     9,000   Trimble Navigation, Ltd.*...       208,350
     3,700   Utah Medical Products,
               Inc.*.....................        91,575
                                           ------------
                                              6,209,427
                                           ------------
             INSURANCE -- 5.0%
    17,900   American Financial Group,
               Inc. .....................       389,325
     2,700   AmerUs Group Co. ...........        91,800

              See accompanying notes to the financial statements.

AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND (A)
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                      VALUE
----------                                 ------------
             COMMON STOCKS (CONTINUED)
             INSURANCE (CONTINUED)
    19,300   Aon Corp. ..................  $    402,405
        84   Argonaut Group, Inc. .......         1,092
    13,700   Crawford & Co., Class B.....        96,174
     5,500   FBL Financial Group, Inc.,
               Class A...................       135,520
    28,600   Fidelity National Financial,
               Inc. .....................       859,716
    10,400   FPIC Insurance Group,
               Inc.*.....................       156,728
     4,900   LandAmerica Financial Group,
               Inc. .....................       224,616
     5,700   Max Re Capital, Ltd. .......        96,957
     1,600   National Western Life
               Insurance Co., Class A*...       219,776
    26,100   Odyssey Re Holdings
               Corp. ....................       537,138
     7,000   Old Republic International
               Corp. ....................       231,630
    18,900   PXRE Group, Ltd. ...........       339,255
    14,900   Radian Group, Inc. .........       661,560
    10,000   Reinsurance Group of
               America, Inc. ............       407,500
       200   SAFECO Corp. ...............         7,052
       400   Selective Insurance Group,
               Inc. .....................        11,904
    15,800   Stewart Information Services
               Corp.*....................       446,192
     8,400   Trover Solutions, Inc.*.....        59,287
                                           ------------
                                              5,375,627
                                           ------------
             IT HARDWARE -- 3.2%
       200   3Com Corp.*.................         1,180
     9,400   ADTRAN, Inc. ...............       575,092
     7,700   Cobra Electronics Corp.*....        52,668
     9,450   Comtech Telecommunications
               Corp.*....................       225,950
     8,500   Diodes, Inc.*...............       175,015
       700   Espey Mfg. & Electronics
               Corp. ....................        16,065
    14,500   Hutchinson Technology,
               Inc.*.....................       479,950
     5,700   Marvel Technology Group,
               Ltd.*.....................       215,175
    31,700   MEMC Electronic Materials,
               Inc.*.....................       345,847
     9,000   National Semiconductor
               Corp.*....................       290,610
       800   Peak International, Ltd.*...         4,352
     2,100   Photronics, Inc.*...........        44,646
     6,405   Sparton Corp.*..............        67,573
    10,400   Standard Microsystems
               Corp.*....................       280,592
     1,600   Trans-Lux Corp. ............        11,024
     2,800   Video Display Corp.*........        26,177
    36,500   Vishay Intertechnology,
               Inc.*.....................       639,479
                                           ------------
                                              3,451,395
                                           ------------
             LIQUOR & TOBACCO -- 0.0%
     5,000   Todhunter International,
               Inc.*.....................        50,750
                                           ------------
             MACHINERY -- 4.4%
    10,200   Ampco-Pittsburgh Corp. .....       122,298
     4,000   BHA Group Holdings, Inc. ...        95,040
    55,600   Brunswick Corp. ............     1,427,809
     3,600   Cascade Corp. ..............        79,380
     2,200   CompX International,
               Inc. .....................        15,180
       100   ESCO Technologies, Inc.*....         4,527
       300   Evans & Sutherland Computer
               Corp.*....................         1,807
     1,062   Federal Screw Works.........        35,789
       600   Hardinge, Inc. .............         4,956
     1,600   International Aluminum
               Corp. ....................        34,816

  SHARES                                      VALUE
----------                                 ------------
             COMMON STOCKS (CONTINUED)
             MACHINERY (CONTINUED)
     3,900   L.S. Starrett Co., Class
               A.........................  $     58,500
       700   Lennox International,
               Inc. .....................        10,227
       300   Lifetime Hoan Corp. ........         3,138
       100   Mestek, Inc.*...............         1,681
       900   Minuteman International,
               Inc. .....................         8,100
     1,000   P & F Industries, Inc.*.....         7,550
     2,125   Q.E.P. Co., Inc.*...........        21,987
       800   Regal-Beloit Corp. .........        16,320
     4,400   Robbins & Myers, Inc. ......        97,856
    10,500   Rockwell Automation,
               Inc. .....................       275,625
     5,200   Rofin-Sinar Technologies,
               Inc.*.....................       109,148
    35,000   Snap-on, Inc. ..............       967,750
    10,400   Standard Motor Products,
               Inc. .....................       105,040
     5,600   Standex International
               Corp. ....................       136,080
     2,800   Tecumseh Products Co., Class
               B.........................        99,400
     1,600   Terex Corp.*................        29,648
    21,800   Toro Co. ...................       981,000
       200   Twin Disc, Inc. ............         3,320
       300   York International Corp. ...        10,377
                                           ------------
                                              4,764,349
                                           ------------
             MEDIA -- 2.4%
    22,300   American Greetings Corp.,
               Class A*..................       433,289
         6   Daily Journal Corp.*........           161
     1,500   Equity Marketing, Inc.*.....        22,649
       400   Grey Global Group, Inc. ....       304,440
    11,800   Hearst-Argyle Television,
               Inc.*.....................       285,560
     5,400   Integrity Media, Inc.*......        19,710
    23,100   Media General, Inc., Class
               A.........................     1,411,409
     5,600   Outlook Group Corp. ........        30,974
     7,000   Thomas Nelson, Inc.*........        96,670
                                           ------------
                                              2,604,862
                                           ------------
             METALS -- 1.5%
    10,500   AMCOL International
               Corp. ....................       129,780
    16,500   General Cable Corp.*........       131,340
    28,700   Harsco Corp. ...............     1,104,089
    14,000   Layne Christensen Co.*......       134,330
     4,300   Olympic Steel, Inc.*........        18,705
    13,800   Ryerson Tull, Inc. .........       107,640
                                           ------------
                                              1,625,884
                                           ------------
             MISCELLANEOUS
               FINANCIAL -- 0.4%
     3,600   Affiliated Managers Group,
               Inc.*.....................       226,080
     5,700   Maxcor Financial Group,
               Inc. .....................        78,033
     5,900   Stifel Financial Corp.*.....        79,650
       500   Ziegler Co., Inc. ..........         7,525
                                           ------------
                                                391,288
                                           ------------
             OFFICE MACHINERY -- 1.8%
    31,300   Iomega Corp.*...............       348,682
    12,000   Metrologic Instruments,
               Inc.*.....................       431,880
    10,400   Printronix, Inc.*...........       137,800
    34,800   Storage Technology Corp.*...       840,072
     5,000   Stratasys, Inc.*............       213,100
                                           ------------
                                              1,971,534
                                           ------------
             OIL -- 0.7%
       700   Brigham Exploration Co.*....         4,760
       600   Carrizo Oil & Gas, Inc.*....         4,260

              See accompanying notes to the financial statements.

AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND (A)
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                      VALUE
----------                                 ------------
             COMMON STOCKS (CONTINUED)
             OIL (CONTINUED)
    10,000   Chesapeake Energy Corp. ....  $    107,800
     1,800   Clayton Williams Energy,
               Inc.*.....................        33,930
    22,100   Comstock Resources, Inc.*...       295,256
    11,200   Energy Partners, Ltd.*......       124,544
    17,600   KCS Energy, Inc.*...........       119,680
     1,375   Patina Oil & Gas Corp. .....        49,830
     4,200   PetroCorp, Inc.*............        56,532
       200   Stone Energy Corp.*.........         7,056
                                           ------------
                                                803,648
                                           ------------
             OIL -- INTEGRATED -- 0.1%
     2,000   Amerada Hess Corp. .........       100,200
                                           ------------
             OIL DISTRIBUTION -- 1.2%
    17,800   Petroleum Development
               Corp.*....................       213,244
    26,400   Sunoco, Inc. ...............     1,061,808
       900   TransMontaigne, Inc.*.......         5,364
                                           ------------
                                              1,280,416
                                           ------------
             OIL SERVICES -- 0.5%
     1,400   Lufkin Industries, Inc. ....        33,600
    25,400   Oil States International,
               Inc.*.....................       322,326
    10,445   Resource America, Inc.,
               Class A...................       124,087
    13,200   Torch Offshore, Inc.*.......        76,560
                                           ------------
                                                556,573
                                           ------------
             OTHER UTILITIES -- 0.9%
     6,600   Chesapeake Utilities
               Corp. ....................       151,272
    35,300   ONEOK, Inc. ................       712,001
     1,300   SJW Corp. ..................       109,850
     1,995   Southern Union Co.*.........        33,915
                                           ------------
                                              1,007,038
                                           ------------
             PAPER -- 0.4%
     1,050   CSS Industries, Inc. .......        27,038
     2,900   DSG International, Ltd. ....        22,214
    16,800   Lydall, Inc.*...............       201,768
     4,400   Nashua Corp.*...............        34,980
     3,800   Schweitzer-Mauduit
               International, Inc. ......        95,950
       900   Sealed Air Corp.*...........        42,507
       500   Universal Forest Products,
               Inc. .....................        12,135
                                           ------------
                                                436,592
                                           ------------
             REAL ESTATE DEVELOPMENT --
               0.6%
     5,500   American Safety Insurance
               Group, Ltd. ..............        67,925
     4,500   AMREP Corp. ................        67,680
     1,000   Avatar Holdings, Inc.*......        31,980
     1,500   ILX Resorts, Inc. ..........        11,250
     2,700   J.W. Mays, Inc.*............        35,532
     4,500   Patriot Transportation
               Holding, Inc.*............       130,950
    23,600   Trizec Properties, Inc. ....       289,336
                                           ------------
                                                634,653
                                           ------------
             REAL ESTATE INVESTMENT
               TRUSTS -- 1.9%
     8,300   Brandywine Realty Trust.....       213,227
    10,000   CBL & Associates Properties,
               Inc. .....................       499,000

  SHARES                                      VALUE
----------                                 ------------
             COMMON STOCKS (CONTINUED)
             REAL ESTATE INVESTMENT
               TRUSTS (CONTINUED)
         7   Developers Diversified
               Realty Corp. .............  $        201
    11,900   ElderTrust..................       117,215
    17,300   iStar Financial, Inc. ......       673,835
     4,800   Keystone Property Trust.....        97,248
     5,100   Koger Equity, Inc. .........        95,880
     1,000   Middleton Doll Co. .........         5,400
     2,600   Novastar Financial, Inc. ...       149,422
     2,800   Presidential Realty Corp.,
               Class B...................        22,400
     6,700   SL Green Realty Corp. ......       241,937
                                           ------------
                                              2,115,765
                                           ------------
             RETAIL -- 6.0%
     4,100   1-800 CONTACTS, Inc.*.......        82,738
    27,200   AnnTaylor Stores Corp.*.....       874,208
    30,300   Big Lots, Inc.*.............       479,043
     2,100   Blair Corp. ................        43,680
     5,700   Borders Group, Inc.*........       107,844
     1,500   Brown Shoe Co., Inc. .......        47,550
    12,500   Burlington Coat Factory
               Warehouse Corp............       233,750
     8,419   Chronimed, Inc.*............        76,865
     7,600   Finish Line, Inc., Class
               A*........................       199,880
     1,000   Foodarama Supermarkets,
               Inc.*.....................        24,510
    70,700   Foot Locker, Inc. ..........     1,145,339
    15,000   Friedman's, Inc., Class A...       209,250
     3,300   Insight Enterprises,
               Inc.*.....................        50,226
    10,600   InterTAN, Inc.*.............        96,990
    19,400   J.C. Penney Co., Inc. ......       414,578
     5,000   Jo-Ann Stores, Inc., Class
               A*........................       139,500
    10,300   Longs Drug Stores Corp. ....       207,339
    12,500   Men's Wearhouse, Inc.*......       320,625
       900   Neiman Marcus Group, Inc.,
               Class A*..................        37,530
       300   Pacific Sunwear of
               California, Inc.*.........         6,198
    17,500   Ruddick Corp. ..............       271,950
       300   S&K Famous Brands, Inc.*....         5,115
     3,600   Sharper Image Corp.*........        83,016
    14,500   ShopKo Stores, Inc.*........       217,500
     4,100   Sport Chalet, Inc.*.........        30,340
       700   Syms Corp.*.................         4,578
    32,800   Toys "R" Us, Inc.*..........       394,584
     3,900   Trans World Entertainment
               Corp.*....................        22,035
     2,700   Village Super Market,
               Inc. .....................        73,011
    14,200   Zale Corp.*.................       630,622
                                           ------------
                                              6,530,394
                                           ------------
             SERVICES -- 5.4%
     2,100   Ablest, Inc.*...............        11,445
     2,000   Almost Family, Inc.*........        16,240
       226   Ambassadors Groups, Inc.*...         3,844
    19,168   Apollo Group, Inc., Class
               A*........................     1,265,664
     1,794   Career Education Corp.*.....        81,268
       400   Cass Information Systems,
               Inc. .....................        13,140
     2,000   CDI Corp. ..................        54,060
     8,900   Cornell Cos., Inc.*.........       146,405
     6,100   CPI Corp. ..................       112,240
       100   Discovery Partners
               International*............           592

              See accompanying notes to the financial statements.

AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND (A)
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                      VALUE
----------                                 ------------
             COMMON STOCKS (CONTINUED)
             SERVICES (CONTINUED)
     2,200   Ecology & Environment,
               Inc. .....................  $     23,100
     9,200   Exponent, Inc.*.............       159,988
     6,500   Healthcare Services Group,
               Inc. .....................       107,250
     4,300   Horizon Health Corp.*.......        84,495
     8,400   IMCO Recycling, Inc.*.......        51,660
     1,900   Imperial Parking Corp.*.....        40,090
     1,300   Modem Media, Inc.*..........         6,500
     5,900   Monro Muffler Brake,
               Inc.*.....................       174,640
    44,700   MPS Group, Inc.*............       402,300
       100   Navigant International,
               Inc.*.....................         1,401
     9,400   NCO Group, Inc.*............       220,618
       400   NCO Portfolio Management,
               Inc.*.....................         2,440
     5,100   Opinion Research Corp.*.....        31,110
    41,500   PARXEL International
               Corp.*....................       635,780
     6,800   Pre-Paid Legal Services,
               Inc.*.....................       159,256
     1,100   ResortQuest International,
               Inc.*.....................         7,260
     4,800   Schnitzer Steel Industries,
               Inc., Class A.............       144,144
     5,900   SOURCECORP, Inc.*...........       137,175
    16,100   Sylvan Learning Systems,
               Inc.*.....................       439,208
     8,500   University of Phoenix
               Online*...................       565,930
    87,400   US Oncology, Inc.*..........       638,894
     9,500   Volt Information Sciences,
               Inc.*.....................       156,750
                                           ------------
                                              5,894,887
                                           ------------
             SOAPS & COSMETICS -- 0.8%
     3,400   CPAC, Inc. .................        20,706
     8,000   Del Laboratories, Inc.*.....       226,000
    19,100   Estee Lauder Co., Inc.,
               Class A...................       651,310
                                           ------------
                                                898,016
                                           ------------
             SOFTWARE -- 5.8%
     2,000   Ascential Software Corp.*...        37,060
     2,500   CIBER, Inc.*................        19,000
     1,500   Concerto Software, Inc.*....        12,750
       800   Dendrite International,
               Inc.*.....................        12,152
       500   Edgewater Technology,
               Inc.*.....................         2,600
     2,400   Fair Isaac Corp. ...........       141,504
       800   FileNet Corp.*..............        16,056
    39,000   First American Corp. .......       971,100
    24,300   GTECH Holdings Corp. .......     1,041,255
    16,800   Hyperion Solutions Corp.*...       485,016
     5,000   Keane, Inc.*................        63,900
       500   Lightbridge, Inc.*..........         4,715
       800   Manatron, Inc.*.............         5,376
     1,700   Mediware Information
               Systems, Inc.*............        23,885
     4,900   Mentor Graphics Corp.*......        85,897
    18,700   Progress Software Corp.*....       402,050
     5,500   SPSS, Inc.*.................        92,785
    10,700   SS&C Technologies, Inc. ....       213,893
    78,000   Sybase, Inc.*...............     1,326,779
    10,000   Sykes Enterprises, Inc.*....        66,200
    31,640   Synopsys, Inc.*.............       973,563
    26,800   Systems & Computer
               Technology Corp.*.........       279,524
     3,200   TSR, Inc. ..................        23,040
     3,000   Tyler Technologies, Inc.*...        21,240
                                           ------------
                                              6,321,340
                                           ------------

  SHARES                                      VALUE
----------                                 ------------
             COMMON STOCKS (CONTINUED)
             TELEPHONE -- 0.2%
     4,100   Atlantic Tele-Network,
               Inc. .....................  $     86,715
       300   CenturyTel, Inc. ...........        10,167
       900   CT Communications, Inc. ....        10,170
     1,225   Golden Telecom, Inc.*.......        33,492
     2,100   Hector Communications,
               Inc.*.....................        27,426
     4,400   Playboy Enterprises, Inc.,
               Class A*..................        59,224
                                           ------------
                                                227,194
                                           ------------
             TEXTILES -- 2.9%
       100   Albany International Corp.,
               Class A...................         3,084
     4,400   Ashworth, Inc.*.............        30,492
     7,000   Delta Apparel, Inc. ........       105,700
     1,210   Lakeland Industries,
               Inc.*.....................        14,363
    31,400   Liz Claiborne, Inc. ........     1,069,170
    42,600   Phillips-Van Heusen
               Corp. ....................       639,426
     6,700   Russell Corp. ..............       109,210
     6,700   Saucony, Inc., Class A......        92,460
    14,000   Steven Madden, Ltd.*........       265,580
    41,900   Stride Rite Corp. ..........       452,520
     4,700   Tandy Brands Accessories,
               Inc. .....................        67,163
    24,300   Tommy Hilfiger Corp.*.......       289,413
       500   Wolverine World Wide,
               Inc. .....................         9,700
                                           ------------
                                              3,148,281
                                           ------------
             TRANSPORTATION -- 4.2%
    19,200   Alexander & Baldwin,
               Inc. .....................       539,136
       800   C2, Inc.*...................         9,272
     3,300   Celadon Group, Inc.*........        42,405
     4,600   Covenant Transport, Inc.,
               Class A*..................        84,640
    21,600   EGL, Inc.*..................       392,688
    18,200   Frontline, Ltd. ............       304,850
    21,000   General Maritime Corp.*.....       240,240
       500   Maritrans, Inc. ............         7,500
    13,050   Marten Transport, Ltd.*.....       340,605
     2,924   Old Dominion Freight Line,
               Inc.*.....................        85,059
       600   Overseas Shipholding Group,
               Inc. .....................        15,510
    45,600   Ryder Systems, Inc. ........     1,336,992
    24,000   Teekay Shipping Corp. ......     1,015,200
     8,496   U.S. Xpress Enterprises,
               Inc., Class A*............       104,076
     6,400   USA Truck, Inc.*............        74,944
                                           ------------
                                              4,593,117
                                           ------------
             TRAVEL &
               ENTERTAINMENT -- 3.6%
     8,963   Applebee's International,
               Inc. .....................       282,155
       800   Aztar Corp.*................        14,168
    20,000   Blockbuster, Inc., Class
               A.........................       420,000
    17,100   Bob Evans Farms, Inc. ......       456,741
    40,900   CBRL Group, Inc. ...........     1,451,132
     1,200   Checkers Drive-In
               Restaurants, Inc.*........        11,040
     5,400   Dave & Buster's, Inc.*......        55,620
     5,900   Frisch's Restaurants,
               Inc. .....................       143,252
     1,900   Garden Fresh Restaurant
               Corp.*....................        30,229
     7,400   Landry's Restaurants,
               Inc. .....................       152,440
     4,070   Lone Star Steakhouse &
               Saloon, Inc. .............        85,063
     9,900   Marcus Corp. ...............       151,074

              See accompanying notes to the financial statements.

AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND (A)
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                      VALUE
----------                                 ------------
             COMMON STOCKS (CONTINUED)
             TRAVEL & ENTERTAINMENT
               (CONTINUED)
       900   Max & Erma's Restaurants,
               Inc.*.....................  $     15,507
    10,300   Movie Gallery, Inc.*........       202,395
     8,100   Outback Steakhouse, Inc. ...       306,747
     1,800   Ryan's Family Steak Houses,
               Inc.*.....................        23,022
       300   Sonesta International Hotels
               Corp., Class A............         1,437
     1,800   Vail Resorts, Inc.*.........        25,740
    22,900   WestCoast Hospitality
               Corp.*....................       105,340
                                           ------------
                                              3,933,102
                                           ------------
             WHOLESALE -- 1.8%
     1,600   AMCON Distributing Co. .....         7,360
       200   D & K Healthcare Resources,
               Inc. .....................         2,812
     7,900   Department 56, Inc.*........       100,330
     3,000   Enesco Group, Inc.*.........        24,000
     1,900   Handleman Co. ..............        32,072
     9,191   Keystone Automotive
               Industries, Inc.*.........       199,445
       800   Moore Medical Corp.*........         4,608
       700   Noland Co. .................        23,905
    38,900   Omnicare, Inc. .............     1,402,734
     6,500   Stewart & Stevenson
               Services, Inc. ...........        97,630
     2,500   Watsco, Inc., Class B.......        47,500
                                           ------------
                                              1,942,396
                                           ------------
             TOTAL COMMON STOCKS.........    99,960,115
                                           ------------
             CORPORATE BONDS -- 0.0%
             WHOLESALE -- 0.0%
       872   Timco Avaiation Services,
               Inc., 8.00%, 1/2/07,
               (b).......................             0
                                           ------------
             TOTAL CORPORATE BONDS.......             0
                                           ------------

SHARES OR
PRINCIPAL                                     VALUE
----------                                 ------------
             WARRANTS -- 0.0%
             WHOLESALE -- 0.0%
       905   Timco Aviation Services,
               Inc. .....................  $          0
                                           ------------
             TOTAL WARRANTS..............             0
                                           ------------
             REPURCHASE AGREEMENTS --8.1%
$8,919,687   Bear Stearns dated 9/30/03,
               due 10/1/03 at 0.96% with
               a maturity value of
               $8,919,925 (Fully
               collateralized by U.S.
               Treasury Bonds)...........     8,919,687
                                           ------------
             TOTAL REPURCHASE
               AGREEMENTS................     8,919,687
                                           ------------
             TOTAL INVESTMENTS (COST
               $83,979,894)
               (C) -- 100.3%.............   108,879,802
             LIABILITIES IN EXCESS OF
               OTHER ASSETS -- (0.3%)....      (287,639)
                                           ------------
             NET ASSETS -- 100.0%........  $108,592,163
                                           ============

---------------

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

(b) Bankrupt security/delisted; fair valued by management.

(c) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation...............  $25,867,892
   Unrealized depreciation...............     (967,984)
                                           -----------
   Net unrealized appreciation...........  $24,899,908
                                           ===========

              See accompanying notes to the financial statements.

AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND
SCHEDULE OF SECURITIES SOLD SHORT -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                         VALUE
-------                                     -----------
          COMMON STOCKS -- 90.8%
          AUTOS -- 0.4%
  6,200   Aftermarket Technology Corp.*...  $    70,742
 17,700   ArvinMeritor, Inc. .............      315,237
  3,800   IMPCO Technologies, Inc.*.......       27,246
                                            -----------
                                                413,225
                                            -----------
          BANKS -- 4.6%
 10,000   AmeriCredit Corp.*..............      103,000
  5,700   Banco Latinoamericano de
            Exportaciones SA*.............       68,400
 26,500   Investors Financial Services
            Corp. ........................      832,100
 18,100   Leucadia National Corp. ........      685,085
 35,300   North Fork Bancorporation,
            Inc. .........................    1,226,675
 25,700   Old National Bancorp............      574,395
    900   Santander BanCorp...............       16,893
 14,000   Southwest Bancorp of Texas,
            Inc. .........................      511,140
 20,200   Sterling Bancshares, Inc. ......      240,986
  2,800   The Banc Corp. .................       21,028
 25,900   Valley National Bancorp.........      721,056
                                            -----------
                                              5,000,758
                                            -----------
          BIOTECHNOLOGY -- 1.6%
 19,800   Alexion Pharmaceuticals,
            Inc.*.........................      326,106
 27,200   Avigen, Inc.*...................      141,440
 17,200   Cell Genesys, Inc.*.............      216,376
 57,700   Human Genome Sciences, Inc.*....      788,182
 16,300   Myriad Genetics, Inc.*..........      185,168
  1,800   Onyx Pharmaceuticals, Inc.*.....       38,790
                                            -----------
                                              1,696,062
                                            -----------
          BUILDING -- 0.0%
    200   WCI Communities, Inc.*..........        3,300
                                            -----------
          CHEMICALS -- 2.7%
  2,200   Alcide Corp.*...................       29,700
  9,100   BioSphere Medical, Inc.*........       28,665
 51,000   Goodyear Tire & Rubber Co. .....      335,070
 66,100   IMC Global, Inc. ...............      423,701
 27,000   International Flavors &
            Fragrances, Inc. .............      893,160
 54,400   Lyondell Chemical Co. ..........      695,232
  7,060   North American Scientific,
            Inc.*.........................       75,189
 16,700   OM Group, Inc.*.................      244,488
 15,300   Valhi, Inc. ....................      172,278
                                            -----------
                                              2,897,483
                                            -----------
          CONSTRUCTION MATERIALS -- 0.6%
    800   Devcon International Corp.*.....        5,592
  7,600   Nanophase Technologies Corp.*...       49,020
 51,400   Owens-Illinois, Inc.*...........      586,988
                                            -----------
                                                641,600
                                            -----------
          DEFENSE -- 1.0%
 15,100   Alliant Techsystems, Inc.*......      725,555
  1,500   EDO Corp. ......................       30,375
 21,900   Innovative Solutions & Support,
            Inc.*.........................      176,952
  6,300   Microvision, Inc.*..............       50,085
  8,900   Sturm, Ruger & Co., Inc. .......       91,848
  2,200   United Industrial Corp. ........       34,980
                                            -----------
                                              1,109,795
                                            -----------

SHARES                                         VALUE
-------                                     -----------
          COMMON STOCKS (CONTINUED)
          DRUGS -- 6.8%
 23,400   Adolor Corp.*...................  $   429,390
 34,900   Alkermes, Inc.*.................      478,828
  9,900   AtheroGenics, Inc.*.............      165,726
  7,800   Bone Care International,
            Inc.*.........................       99,216
 15,400   Cephalon, Inc.*.................      707,168
 10,400   Cerus Corp.*....................       48,152
  5,800   Cubist Pharmaceuticals, Inc.*...       62,582
 37,100   CV Therapeutics, Inc.*..........      816,201
  8,300   Emisphere Technologies, Inc.*...       60,258
     36   Enzo Biochem, Inc.*.............          702
  3,200   Epix Medical, Inc.*.............       54,464
    400   Guilford Pharmaceuticals,
            Inc.*.........................        2,476
    700   Immunomedics, Inc.*.............        5,124
 16,700   Inspire Pharmaceuticals,
            Inc.*.........................      287,240
 68,000   Isis Pharmaceuticals, Inc.*.....      443,360
  9,100   Neose Technologies, Inc.*.......       85,085
  1,800   Neurogen Corp.*.................       10,530
 38,100   NPS Pharmaceuticals, Inc.*......    1,061,086
  9,000   Pain Therapeutics, Inc.*........       55,350
 13,735   Penwest Pharmaceuticals Co.*....      292,830
  2,200   Protein Design Labs, Inc.*......       30,492
 11,800   Salix Pharmaceuticals, Ltd.*....      227,268
 22,000   Sepracor, Inc.*.................      605,880
      5   Tanox, Inc.*....................          100
 21,800   Transkaryotic Therapies,
            Inc.*.........................      227,810
 57,500   Tularik, Inc.*..................      566,950
  8,500   United Therapeutics Corp.*......      192,015
 40,100   Vertex Pharmaceuticals, Inc.*...      493,230
  1,400   Zymogenetics, Inc.*.............       20,510
                                            -----------
                                              7,530,023
                                            -----------
          DURABLES -- 0.7%
 28,100   Maytag Corp. ...................      701,657
  1,700   Monaco Coach Corp.*.............       28,135
  9,000   National R.V. Holdings, Inc.*...       78,300
                                            -----------
                                                808,092
                                            -----------
          ELECTRIC UTILITIES -- 4.3%
 20,100   Black Hills Corp. ..............      620,286
 10,000   CenterPoint Energy, Inc. .......       91,700
 17,800   Cleco Corp. ....................      290,852
 31,900   CMS Energy Corp. ...............      235,103
 49,100   DPL, Inc. ......................      842,065
  4,700   DTE Energy Co. .................      173,383
 45,400   TECO Energy, Inc. ..............      627,428
 55,100   TXU Corp. ......................    1,298,156
 12,300   WPS Resources Corp. ............      506,760
                                            -----------
                                              4,685,733
                                            -----------
          FINANCIAL INVESTMENTS -- 1.9%
 55,700   Macrovision Corp.*..............    1,028,779
 58,500   Rambus, Inc.*...................      981,630
    500   Royal Gold, Inc. ...............        9,150
                                            -----------
                                              2,019,559
                                            -----------
          FOOD -- 1.5%
    103   Alico, Inc. ....................        2,885
  1,600   Bridgford Foods Corp. ..........       12,320
  1,400   Cagle's, Inc.*..................       11,970
    400   Hormel Foods Corp. .............        9,192

              See accompanying notes to the financial statements.

AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                         VALUE
-------                                     -----------
          COMMON STOCKS (CONTINUED)
          FOOD (CONTINUED)
 19,200   Monterey Pasta Co.*.............  $    71,040
 47,792   Tootsie Roll Industries,
            Inc. .........................    1,481,552
                                            -----------
                                              1,588,959
                                            -----------
          HEALTH -- 4.1%
 26,200   Array Biopharma, Inc.*..........      143,602
  2,500   Bio-Reference Labs, Inc.*.......       25,700
    450   Centene Corp.*..................       13,676
 35,700   Community Health Systems,
            Inc.*.........................      774,690
  8,000   First Health Group Corp.*.......      209,200
  4,032   Medcath Corp.*..................       41,691
  9,000   MIM Corp.*......................       67,500
  5,200   Pediatric Services of America,
            Inc.*.........................       43,836
 40,000   Province Healthcare Co.*........      518,000
  5,100   Specialty Laboratories, Inc.*...       66,555
 40,000   Tenet Healthcare Corp.*.........      579,200
 35,700   Triad Hospitals, Inc.*..........    1,080,996
  6,200   U.S. Physical Therapy, Inc.*....       75,832
 27,000   United Surgical Partners,
            Inc.*.........................      764,100
                                            -----------
                                              4,404,578
                                            -----------
          HOUSEHOLD -- 2.1%
  2,700   AEP Industries, Inc.*...........       23,868
 16,200   Herman Miller, Inc. ............      368,874
 23,700   Leapfrog Enterprises, Inc.*.....      900,600
 31,800   Pactiv Corp.*...................      644,904
    400   Research Frontiers, Inc.*.......        4,588
 29,000   Tupperware Corp. ...............      388,020
                                            -----------
                                              2,330,854
                                            -----------
          INSTRUMENTS -- 5.2%
  1,600   Aksys, Ltd.*....................       15,984
 11,400   American Medical Systems
            Holdings, Inc.*...............      247,380
 67,800   Applera Corp. ..................    1,512,618
  8,000   Aspect Medical Systems, Inc.*...       82,160
  4,100   Catapult Communications
            Corp.*........................       51,578
 12,348   Cepheid, Inc.*..................       57,665
  8,200   Cholestech Corp.*...............       62,320
 16,100   Ciphergen Biosystems, Inc.*.....      198,835
 22,700   Conceptus, Inc.*................      297,370
  4,800   CyberOptics, Inc.*..............       44,880
 25,700   Cytyc Corp.*....................      386,528
    300   Daxor Corp.*....................        4,368
 12,400   Embrex, Inc.*...................      123,008
  6,600   Endocardial Solutions, Inc.*....       33,000
  8,000   ICU Medical, Inc.*..............      217,680
  7,100   Illumina, Inc.*.................       37,985
 19,400   Ixia*...........................      209,889
  2,900   Keithley Instruments, Inc. .....       41,035
 29,900   Mettler-Toledo International,
            Inc.*.........................    1,074,905
 17,700   Orasure Technologies, Inc.*.....      168,150
  6,956   OrthoLogic, Corp.*..............       37,423
 12,000   PharmaNetics, Inc.*.............       59,400
  1,800   Possis Medical, Inc.*...........       28,080
  9,700   Q-Med, Inc.*....................       60,043
 13,400   ResMed, Inc.*...................      589,332

SHARES                                         VALUE
-------                                     -----------
          COMMON STOCKS (CONTINUED)
          INSTRUMENTS (CONTINUED)
  2,300   Therasense, Inc.*...............  $    28,727
     92   Tollgrade Communications,
            Inc.*.........................        1,478
                                            -----------
                                              5,671,821
                                            -----------
          INSURANCE -- 2.3%
 29,200   Allmerica Financial Corp.*......      695,252
 17,100   Arthur J. Gallagher & Co. ......      483,588
 13,300   Brown & Brown, Inc. ............      409,374
  1,500   Citizens, Inc.*.................       12,075
  2,400   Unico American Corp.*...........       11,114
 27,900   Willis Group Holdings, Ltd. ....      857,925
                                            -----------
                                              2,469,328
                                            -----------
          IT HARDWARE -- 2.9%
 15,000   Advanced Energy Industries,
            Inc.*.........................      283,050
     39   Anaren, Inc.*...................          498
  8,000   Axcelis Technologies, Inc.*.....       66,080
  1,100   California Micro Devices
            Corp.*........................        8,030
  1,800   EMS Technologies, Inc.*.........       30,564
 13,600   Energy Conversion Devices,
            Inc.*.........................      142,936
    141   Exar Corp.*.....................        1,992
 23,600   Helix Technology Corp. .........      386,332
 11,696   Micrel, Inc.*...................      142,574
  1,200   Microchip Technology, Inc. .....       28,728
  7,100   Molex, Inc. ....................      202,989
 16,200   Monolithic System Technology,
            Inc.*.........................      136,242
    900   Parlex Corp.*...................        7,084
 17,800   Pericom Semiconductor Corp.*....      178,000
 19,000   Plexus Corp.*...................      295,260
 18,900   RF Micro Devices, Inc.*.........      175,581
 50,100   Semtech Corp.*..................      924,846
 18,700   Silicon Image, Inc.*............       84,337
  1,500   Synaptics, Inc.*................       16,140
  6,260   Virage Logic Corp.*.............       47,576
                                            -----------
                                              3,158,839
                                            -----------
          LIQUOR & TOBACCO -- 0.9%
 20,600   R.J. Reynolds Tobacco Holdings,
            Inc. .........................      814,524
  8,820   Vector Group, Ltd. .............      127,008
                                            -----------
                                                941,532
                                            -----------
          MACHINERY -- 3.5%
  4,000   3D Systems Corp.*...............       34,840
 10,100   A.S.V., Inc.*...................      192,809
  4,100   Aaon, Inc.*.....................       67,322
    500   Astec Industries, Inc.*.........        5,150
  8,300   Black & Decker Corp. ...........      336,565
    290   CUNO, Inc.*.....................       11,365
 27,000   FuelCell Energy, Inc.*..........      315,900
  4,100   GrafTech International, Ltd.*...       32,800
    100   Graham Corp. ...................          952
  5,100   Intevac, Inc.*..................       51,918
 14,700   ITT Industries, Inc. ...........      879,648
  3,000   Lindsay Manufacturing Co. ......       60,300
  2,000   Material Sciences Corp. ........       20,440
  1,400   Maxwell Technologies, Inc.*.....       12,782
  6,400   Parker-Hannifin Corp. ..........      286,080
    800   Quipp, Inc.*....................        9,824
 11,200   Shaw Group, Inc.*...............      117,712
  6,800   Silgan Holdings, Inc.*..........      217,600

              See accompanying notes to the financial statements.

AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                         VALUE
-------                                     -----------
          COMMON STOCKS (CONTINUED)
          MACHINERY (CONTINUED)
 37,000   The Stanley Works...............  $ 1,092,240
  5,800   TransTechnology Corp.*..........       51,330
                                            -----------
                                              3,797,577
                                            -----------
          MEDIA -- 4.8%
  3,200   Beasley Broadcast Group, Inc.,
            Class A*......................       44,224
 67,400   Catalina Marketing Corp.*.......    1,023,806
 11,800   Dow Jones & Co., Inc. ..........      558,730
  1,100   Fisher Communications, Inc.*....       51,865
 19,200   Journal Register Corp.*.........      360,000
 24,500   Lamar Advertising Corp.*........      718,830
  5,700   McClatchy Co., Class A..........      339,036
  5,400   Pixar, Inc.*....................      359,424
  9,700   R. H. Donnelley Corp.*..........      391,977
 48,400   Reader's Digest Association,
            Inc., Class A.................      677,116
  3,100   Salem Communications Corp.,
            Class A*......................       60,109
 21,800   Valassis Communications,
            Inc.*.........................      575,520
                                            -----------
                                              5,160,637
                                            -----------
          METALS -- 0.9%
  3,000   Allegheny Technologies, Inc. ...       19,650
 10,300   American Superconductor
            Corp.*........................      106,399
 18,400   Apex Silver Mines, Ltd*.........      246,560
  6,200   Castle and Co.*.................       27,528
  8,100   Century Aluminum Co.*...........       87,885
 26,100   Lone Star Technologies, Inc.*...      352,089
  6,100   NS Group, Inc.*.................       39,406
  2,600   Nucor Corp. ....................      119,288
  3,600   Universal Stainless & Alloy
            Products, Inc.*...............       28,980
                                            -----------
                                              1,027,785
                                            -----------
          MISCELLANEOUS FINANCIAL -- 1.4%
  4,400   BlackRock, Inc. ................      215,600
 30,400   Investment Technology Group,
            Inc.*.........................      583,072
 32,600   W.P. Stewart & Co., Ltd. .......      681,340
                                            -----------
                                              1,480,012
                                            -----------
          OFFICE MACHINERY -- 1.2%
 82,200   Brocade Communications Systems,
            Inc.*.........................      429,084
  5,400   Drexler Technology Corp.*.......       75,708
  9,900   Echelon Corp.*..................      117,810
  7,700   Fargo Electronics, Inc.*........       97,020
  3,000   General Binding Corp.*..........       31,200
  8,500   Immersion Corp.*................       52,955
 26,700   InFocus Corp.*..................      129,762
 14,500   McDATA Corp., Class B*..........      170,955
  6,450   Qualstar Corp.*.................       35,153
  9,800   Radware, Ltd.*..................      177,870
                                            -----------
                                              1,317,517
                                            -----------
          OIL -- 0.2%
 11,900   Plains Resources, Inc.*.........      148,155
  4,700   Quicksilver Resources, Inc.*....      114,821
                                            -----------
                                                262,976
                                            -----------

SHARES                                         VALUE
-------                                     -----------
          COMMON STOCKS (CONTINUED)
          OIL DISTRIBUTION -- 1.4%
107,500   El Paso Corp. ..................  $   784,750
 13,200   Frontier Oil Corp. .............      194,040
 15,900   Questar Corp. ..................      489,879
                                            -----------
                                              1,468,669
                                            -----------
          OIL SERVICES -- 0.2%
  9,800   Rowan Companies, Inc.*..........      240,884
                                            -----------
          OTHER UTILITIES -- 0.1%
  2,600   Nicor, Inc. ....................       91,364
                                            -----------
          PAPER -- 1.6%
 10,200   Bowater, Inc. ..................      429,012
 19,200   Caraustar Industries, Inc.*.....      167,616
 39,400   Plum Creek Timber Co. ..........    1,002,336
  8,100   Pope & Talbot, Inc. ............      122,472
                                            -----------
                                              1,721,436
                                            -----------
          REAL ESTATE DEVELOPMENT -- 1.1%
 11,400   Florida East Coast Industries,
            Inc. .........................      327,750
  4,200   Forest City Enterprises, Inc.,
            Class A.......................      183,750
  1,000   Griffin Land & Nurseries,
            Inc.*.........................       13,460
 14,600   St. Joe Co. ....................      468,368
  4,700   Tejon Ranch Co.*................      156,510
                                            -----------
                                              1,149,838
                                            -----------
          REAL ESTATE INVESTMENT TRUSTS --
            4.4%
  1,400   Alexander's, Inc.*..............      147,700
 17,800   Camden Property Trust...........      684,054
 10,300   CenterPoint Properties Trust....      701,533
 16,300   Chateau Communities, Inc. ......      485,088
 16,300   Equity Inns, Inc. ..............      122,739
 12,800   Glimcher Realty Trust...........      269,696
 22,000   Health Care Property Investors,
            Inc. .........................    1,027,400
 21,400   Post Properties, Inc. ..........      582,722
  4,300   Sun Communities, Inc. ..........      169,420
  1,300   Tanger Factory Outlet Centers,
            Inc. .........................       47,775
 30,900   United Dominion Realty Trust,
            Inc. .........................      565,779
                                            -----------
                                              4,803,906
                                            -----------
          RETAIL -- 5.5%
 23,500   American Eagle Outfitters,
            Inc.*.........................      349,210
  5,300   BJ's Wholesale Club, Inc.*......      102,661
  8,500   CDW Corp. ......................      490,790
  6,500   Charlotte Russe Holding,
            Inc.*.........................       66,885
 12,000   Circuit City Stores, Inc. ......      114,360
    900   Cole National Corp.*............       11,214
126,000   Copart, Inc.*...................    1,360,799
  1,800   Dick's Sporting Goods, Inc.*....       67,212
 43,000   Dillard's, Inc., Class A........      601,140
 20,000   Fastenal Co. ...................      756,000
  4,700   Gadzooks, Inc.*.................       23,049
  9,200   Genesco, Inc.*..................      147,752
  6,577   Ingles Markets, Inc., Class A...       64,455
 12,100   Pathmark Stores, Inc.*..........       84,337
    200   Pier 1 Imports, Inc. ...........        3,848
  5,600   Pricesmart, Inc.*...............       36,400
 20,000   Restoration Hardware, Inc.*.....      116,200
  9,300   Rite Aid Corp.*.................       47,988
  3,000   Shoe Carnival, Inc.*............       42,900
  1,000   Too, Inc.*......................       14,730

              See accompanying notes to the financial statements.

AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                         VALUE
-------                                     -----------
          COMMON STOCKS (CONTINUED)
          RETAIL (CONTINUED)
 15,100   Wet Seal, Inc.*.................  $   151,755
 15,666   Whole Foods Market, Inc.*.......      864,450
 17,500   Wilsons The Leather Experts,
            Inc.*.........................      139,825
 32,300   Winn-Dixie Stores, Inc. ........      311,695
                                            -----------
                                              5,969,655
                                            -----------
          SERVICES -- 6.0%
 31,600   Albany Molecular Research,
            Inc.*.........................      467,996
  2,800   Ambassadors International,
            Inc. .........................       34,300
 15,700   Amn Healthcare Services,
            Inc.*.........................      254,968
 11,400   Applied Molecular Evolution,
            Inc.*.........................       97,584
  5,338   Arena Pharmaceuticals, Inc.*....       38,434
 28,200   Charles River Laboratories,
            Inc.*.........................      865,458
     38   CheckFree Corp.*................          760
  3,500   ChoicePoint, Inc.*..............      117,250
 11,000   Coinstar, Inc.*.................      147,950
 51,900   DeVry, Inc.*....................    1,227,953
  7,900   Exact Sciences Corp.*...........      106,650
 31,500   Exelixis, Inc.*.................      224,910
 16,300   Learning Tree International,
            Inc.*.........................      273,351
 24,700   Maxygen, Inc.*..................      251,940
  5,200   NetRatings, Inc.*...............       48,532
  1,600   Princeton Review, Inc.*.........       10,288
 25,500   Regeneron Pharmaceutical,
            Inc.*.........................      450,585
  2,800   RemedyTemp, Inc., Class A*......       35,476
 49,900   Robert Half International,
            Inc.*.........................      973,050
 77,200   Sotheby's Holdings, Inc., Class
            A*............................      835,304
     24   Symyx Technologies, Inc.*.......          517
     70   The Keith Companies, Inc.*......          863
  3,200   TRC Cos., Inc.*.................       52,672
    900   Weight Watchers International,
            Inc.*.........................       37,440
                                            -----------
                                              6,554,231
                                            -----------
          SOAPS & COSMETICS -- 0.3%
  7,600   Chattem, Inc.*..................      105,488
  3,900   Church & Dwight Co., Inc. ......      136,461
 21,300   Playtex Products, Inc.*.........      126,948
                                            -----------
                                                368,897
                                            -----------
          SOFTWARE -- 6.2%
 19,900   Acxiom Corp.*...................      313,624
  7,500   Anteon International Corp.*.....      229,500
 21,200   BARRA, Inc.*....................      796,060
  2,100   Computer Programs and Systems,
            Inc. .........................       37,863
  3,510   Dynamics Research Co.*..........       67,041
  1,200   Embarcadero Technologies,
            Inc.*.........................       12,048
115,725   Identix, Inc.*..................      605,242
  2,287   Integral Systems, Inc.*.........       41,326
 77,300   Jack Henry & Associates,
            Inc. .........................    1,344,247
  6,600   ManTech International Corp.*....      164,208
 29,800   Mercury Computer Systems,
            Inc.*.........................      635,634
 27,800   Mercury Interactive Corp.*......    1,262,398
 20,500   Nassda Corp.*...................      161,335
  2,600   Netiq Corp.*....................       31,044

SHARES                                         VALUE
-------                                     -----------
          COMMON STOCKS (CONTINUED)
          SOFTWARE (CONTINUED)
  4,600   OPNET Technologies, Inc.*.......  $    57,408
  8,300   Renaissance Learning, Inc.*.....      195,880
 10,000   Synplicity, Inc.*...............       59,000
 24,200   THQ, Inc.*......................      397,364
     90   Tripos, Inc.*...................          762
 28,200   TriZetto Group, Inc.*...........      188,940
 15,000   VitalWorks, Inc.*...............       78,750
                                            -----------
                                              6,679,674
                                            -----------
          TELEPHONE -- 0.8%
 33,633   Cablevision Systems Group*......      608,757
    271   Hickory Tech Corp. .............        3,103
  3,500   Level 3 Communications, Inc.*...       18,970
  7,900   LodgeNet Entertainment Corp.*...      122,450
 10,500   Net2Phone, Inc.*................       66,255
                                            -----------
                                                819,535
                                            -----------
          TEXTILES -- 1.4%
 31,900   Cintas Corp. ...................    1,175,196
  5,000   Guess?, Inc.*...................       44,500
  6,000   Mossimo, Inc.*..................       37,140
  5,000   OshKosh B'Gosh, Inc., Class A...      128,600
  1,200   Perry Ellis International,
            Inc.*.........................       34,260
 11,200   Skechers U.S.A., Inc.*..........       83,104
  2,509   Tropical Sportswear
            International Corp.*..........       11,416
                                            -----------
                                              1,514,216
                                            -----------
          TRANSPORTATION -- 0.4%
 39,900   Kansas City Southern*...........      441,693
                                            -----------
          TRAVEL & ENTERTAINMENT -- 4.2%
  7,700   Ameristar Casinos, Inc.*........      192,808
  3,900   Champps Entertainment, Inc.*....       25,818
 23,700   CKE Restaurants, Inc.*..........      152,865
  6,200   Extended Stay America, Inc.*....       92,566
 23,000   Hilton Hotels Corp. ............      373,060
 27,500   Krispy Kreme Doughnuts, Inc.*...    1,058,750
 32,800   MGM Mirage*.....................    1,198,840
  4,900   MTR Gaming Group, Inc.*.........       42,483
 16,300   Penn National Gaming, Inc.*.....      347,516
 30,000   The Cheesecake Factory, Inc.*...    1,085,100
                                            -----------
                                              4,569,806
                                            -----------
          WHOLESALE -- 1.6%
 16,500   AAR Corp.*......................      132,330
  2,200   AG Services of America, Inc.*...       13,002
 41,000   Arrow Electronics, Inc.*........      753,990
 11,600   NuCo2, Inc.*....................      127,832
 13,000   Patterson Dental Co.*...........      748,540
                                            -----------
                                              1,775,694
                                            -----------
          TOTAL SECURITIES SOLD SHORT
            (PROCEEDS $96,406,174)
            90.8%.........................  $98,587,543
                                            ===========

---------------

*  Non-income producing security.

              See accompanying notes to the financial statements.

AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A)
SCHEDULE OF PORTFOLIO INVESTMENTS -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                       VALUE
----------                                  -----------
             COMMON STOCKS -- 90.7%
             AIRLINES -- 0.3%
     2,100   AirTran Holdings, Inc.*......  $    35,175
       600   America West Holdings Corp.,
               Class B*...................        5,838
       400   MAIR Holdings, Inc.*.........        2,716
     1,300   Mesa Air Group, Inc.*........       14,430
                                            -----------
                                                 58,159
                                            -----------
             AUTOS -- 0.7%
       200   R&B, Inc.*...................        2,576
     3,800   Textron, Inc. ...............      149,910
                                            -----------
                                                152,486
                                            -----------
             BANKS -- 5.9%
     1,300   Advanta Corp., Class A.......       14,300
     4,300   Bank of America Corp. .......      335,571
     3,200   Bank One Corp. ..............      123,680
     1,400   Banknorth Group, Inc. .......       39,508
       300   Capital Bank Corp. ..........        4,710
     2,400   Capital One Financial
               Corp. .....................      136,895
       300   Colonial BancGroup, Inc. ....        4,332
       400   Columbia Banking System,
               Inc. ......................        7,032
       300   Community West Bancshares*...        2,100
       700   CompuCredit Corp.*...........       12,250
       400   Doral Financial Corp. .......       18,800
       200   Encore Capital Group,
               Inc.*......................        2,340
       100   First Citizens BancShares,
               Inc., Class A..............       10,570
       300   First Marine Bancorp*........        5,245
     1,800   FleetBoston Financial
               Corp. .....................       54,270
       200   FMS Financial Corp. .........        3,350
       210   Gateway Financial Holdings,
               Inc.*......................        2,300
       200   GreenPoint Financial
               Corp. .....................        5,972
       100   Habersham Bancorp............        2,051
     2,300   Hibernia Corp., Class A......       46,598
       200   Horizon Bancorp..............        7,150
       200   HPSC, Inc.*..................        1,800
       158   IBERIABANK Corp. ............        8,314
       400   InterCept, Inc.*.............        5,468
       200   Intervest Bancshares
               Corp.*.....................        2,590
       800   Irwin Financial Corp. .......       19,440
     1,000   Local Financial Corp.*.......       17,890
       500   Marshall & Ilsley Corp. .....       15,760
     1,350   New Century Financial
               Corp. .....................       38,232
     3,466   New York Community Bancorp,
               Inc........................      109,214
       200   Pacific Mercantile
               Bancorp*...................        1,940
       420   PFF Bancorp, Inc. ...........       13,390
     1,500   PNC Financial Services
               Group......................       71,370
       200   PSB Bancorp, Inc.*...........        1,660
       600   R&G Finanical Corp., Class
               B..........................       17,520
       200   Republic Bancshares, Inc. ...        5,712
       400   Republic First Bancorp,
               Inc.*......................        4,720
       600   Riggs National Corp. ........        9,450
       400   Saxon Capital, Inc.*.........        6,856
       200   Timberland Bancorp, Inc. ....        4,780
       400   UICI*........................        5,016
       315   Unity Bancorp, Inc.*.........        3,528
     2,200   Wachovia Corp. ..............       90,618
       400   WFS Financial, Inc.*.........       14,812
                                            -----------
                                              1,309,104
                                            -----------

  SHARES                                       VALUE
----------                                  -----------
             COMMON STOCKS (CONTINUED)
             BIOTECHNOLOGY -- 3.4%
     4,400   Amgen, Inc.*.................  $   284,108
     1,000   Celgene Corp.*...............       43,330
       900   Curis, Inc.*.................        3,978
     2,200   Genentech, Inc.*.............      176,308
     1,900   Genzyme Corp.*...............       87,875
     1,400   Gilead Sciences, Inc.*.......       78,302
     1,100   Invitrogen Corp.*............       63,789
     1,500   Nabi Biopharmaceuticals*.....       12,645
     1,700   Savient Pharmaceuticals,
               Inc.*......................        8,585
       500   Third Wave Technologies*.....        1,615
                                            -----------
                                                760,535
                                            -----------
             BUILDING -- 2.7%
       400   Beazer Homes USA, Inc.*......       33,760
     1,000   Centex Corp. ................       77,880
     1,700   Champion Enterprises,
               Inc.*......................       10,795
     1,500   D. R. Horton, Inc. ..........       49,050
       200   Dominion Homes, Inc.*........        5,146
       600   Hovnanian Enterprises, Inc.,
               Class A*...................       38,622
     1,700   Lennar Corp., A Shares.......      132,243
       120   Lennar Corp., B Shares.......        8,998
       800   M.D.C. Holdings, Inc. .......       43,200
       300   Matrix Service Co.*..........        5,328
     1,800   Pulte Homes, Inc. ...........      122,418
     1,000   Ryland Group, Inc. ..........       73,110
                                            -----------
                                                600,550
                                            -----------
             CELLULAR -- 1.3%
    14,800   Nextel Communications, Inc.,
               Class A*...................      291,412
                                            -----------
             CHEMICALS -- 0.8%
       300   Bairnco Corp. ...............        2,091
     2,200   Cytec Industries, Inc.*......       80,300
       500   Esterline Technologies
               Corp.*.....................        9,645
       200   Great Lakes Chemical
               Corp. .....................        4,022
     2,400   Hercules, Inc.*..............       27,192
     1,900   Sherwin-Williams Co. ........       55,879
       300   Stepan Co. ..................        6,834
       300   TOR Minerals International,
               Inc.*......................        1,665
                                            -----------
                                                187,628
                                            -----------
             COMPUTER -- 1.7%
     1,800   Cray, Inc.*..................       19,764
    10,800   Dell, Inc.*..................      360,612
                                            -----------
                                                380,376
                                            -----------
             CONSTRUCTION MATERIALS --0.1%
       800   Ameron International Corp....       26,408
                                            -----------
             DEFENSE -- 0.2%
       100   Allied Defense Group,
               Inc.*......................        2,111
     1,100   Griffon Corp.*...............       19,756
       600   KVH Industries, Inc.*........       15,126
                                            -----------
                                                 36,993
                                            -----------
             DRUGS -- 5.4%
       300   Advanced Magnetics, Inc.*....        2,745
     1,000   Allergan, Inc. ..............       78,730
     1,100   Alpharma, Inc., Class A......       20,460
       900   Barr Laboratories, Inc.*.....       61,389
       300   Bradley Pharmaceuticals,
               Inc.*......................        8,175

              See accompanying notes to the financial statements.

AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A)
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                       VALUE
----------                                  -----------
             COMMON STOCKS (CONTINUED)
             DRUGS (CONTINUED)
       800   Caraco Pharmaceutical
               Laboratories, Ltd.*........  $     7,720
     1,100   Connetics Corp.*.............       19,866
       400   Cortex Pharmaceuticals,
               Inc.*......................        1,356
     3,000   Endo Pharmaceuticals
               Holdings, Inc.*............       61,350
       400   Genencor International,
               Inc.*......................        6,276
       300   Hi-Tech Pharmacal Co.,
               Inc.*......................        7,041
     4,000   ICN Pharmaceuticals, Inc. ...       68,640
     2,600   IVAX Corp.*..................       50,960
     1,100   Medicines Co.*...............       28,600
       600   Medicis Pharmaceutical
               Corp. .....................       35,160
     5,200   Merck & Co., Inc. ...........      263,224
     1,600   Meridian Bioscience, Inc. ...       16,032
     6,100   Mylan Laboratories, Inc. ....      235,765
       700   Natures Sunshine Products,
               Inc. ......................        5,810
       700   Nutraceutical International
               Corp.*.....................        7,259
     2,200   Perrigo Co. .................       28,006
       800   Pharmaceutical Resources,
               Inc.*......................       54,576
     1,300   SciClone Pharmaceuticals,
               Inc.*......................       10,270
       400   Seracare Life Sciences,
               Inc.*......................        2,740
       200   Spectrum Pharmaceuticals,
               Inc.*......................        1,320
     2,900   Watson Pharmaceuticals,
               Inc.*......................      120,901
                                            -----------
                                              1,204,371
                                            -----------
             DURABLES -- 0.3%
       600   Arctic Cat, Inc. ............       11,598
       200   Harman International
               Industries, Inc............       19,670
       600   Thor Industries, Inc. .......       32,412
                                            -----------
                                                 63,680
                                            -----------
             ELECTRIC UTILITIES -- 1.8%
       500   Central Vermont Public
               Service Corp...............       11,090
     2,400   Constellation Energy Group,
               Inc. ......................       85,872
     8,400   Duke Energy Corp. ...........      149,604
     2,000   Great Plains Energy, Inc. ...       60,640
       100   Green Mountain Power
               Corp. .....................        2,255
     2,200   SCANA Corp. .................       75,350
       600   Unisource Energy Corp. ......       11,412
                                            -----------
                                                396,223
                                            -----------
             FINANCIAL INVESTMENTS -- 0.4%
       200   California First National
               Bancorp....................        2,308
       200   Image Sensing Systems,
               Inc.*......................        1,468
       600   LNR Property Corp. ..........       24,570
       400   PICO Holdings, Inc.*.........        5,228
       179   Rainbow Rentals, Inc.*.......        1,144
     1,750   Rent-A-Center, Inc.*.........       56,525
       400   Willis Lease Finance
               Corp.*.....................        2,196
                                            -----------
                                                 93,439
                                            -----------
             FOOD -- 1.5%
       300   Cal-Maine Foods, Inc. .......        2,250
     2,800   Campbell Soup Co. ...........       74,200
     1,000   Chiquita Brands
               International, Inc.*.......       17,700
       450   Flowers Foods, Inc. .........       10,260
       200   Lifeway Foods, Inc.*.........        2,750
       200   Margo Caribe, Inc.*..........        1,472

  SHARES                                       VALUE
----------                                  -----------
             COMMON STOCKS (CONTINUED)
             FOOD (CONTINUED)
     3,700   PepsiCo, Inc. ...............  $   169,571
       200   Seaboard Corp. ..............       43,020
       300   Seneca Foods Corp., Class
               B*.........................        5,700
                                            -----------
                                                326,923
                                            -----------
             HEALTH -- 2.6%
     1,600   Aetna, Inc. .................       97,648
       500   Anthem, Inc.*................       35,665
     3,400   Beverly Enterprises, Inc.*...       20,128
     2,800   Coventry Health Care,
               Inc.*......................      147,672
     2,800   Health Net, Inc.*............       88,676
     5,000   Humana, Inc.*................       90,250
       627   Medco Health Solutions,
               Inc.*......................       16,258
     1,400   Mid Atlantic Medical
               Services, Inc.*............       72,002
       200   National Dentex Corp.*.......        4,314
       300   National Home Health Care
               Corp.*.....................        2,460
                                            -----------
                                                575,073
                                            -----------
             HOUSEHOLD -- 1.3%
     2,100   Acuity Brands, Inc. .........       37,926
       200   American Locker Group,
               Inc.*......................        2,406
       800   Callaway Golf Co. ...........       11,416
       300   Chase Corp. .................        3,765
       300   Chromcraft Revington,
               Inc.*......................        3,705
       300   Communication Systems,
               Inc. ......................        2,394
       200   Flexsteel Industries,
               Inc. ......................        3,643
     1,200   Helen of Troy, Ltd.*.........       29,064
       200   Hillenbrand Industries,
               Inc. ......................       11,284
     3,300   International Game
               Technology.................       92,895
       400   Juno Lighting, Inc.*.........        5,600
       540   K2, Inc.*....................        8,019
     1,200   Kimball International, Inc.,
               Class B....................       17,592
       300   Knape & Vogt Manufacturing
               Co. .......................        3,300
       600   Movado Group, Inc. ..........       13,140
       900   Select Comfort Corp.*........       23,850
       200   Vulcan International
               Corp. .....................        7,740
       400   West Pharmaceutical Services,
               Inc........................       12,524
                                            -----------
                                                290,263
                                            -----------
             INSTRUMENTS -- 5.4%
     1,800   Alaris Medical, Inc.*........       29,880
       200   Atrion Corp. ................        9,040
     2,200   Bausch & Lomb, Inc. .........       97,130
       900   Becton, Dickinson & Co. .....       32,508
       900   Bio-Rad Laboratories, Inc.,
               Class A*...................       45,900
     5,800   Boston Scientific Corp.*.....      370,040
       200   Candela Corp.*...............        2,552
       600   CONMED Corp.*................       12,384
        49   Cyberonics, Inc.*............        1,512
       700   Datascope Corp. .............       21,518
       500   Honeywell International,
               Inc. ......................       13,175
       900   I-STAT Corp.*................       12,033
       500   INAMED Corp.*................       36,725
     1,200   Invacare Corp. ..............       45,096
       450   Invivo Corp.*................        7,061
       300   Isco, Inc. ..................        2,655
     1,100   Johnson Controls, Inc. ......      104,060
       200   K-Tron International,
               Inc.*......................        3,400
       200   Kewaunee Scientific Corp. ...        1,948

              See accompanying notes to the financial statements.

AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A)
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                       VALUE
----------                                  -----------
             COMMON STOCKS (CONTINUED)
             INSTRUMENTS (CONTINUED)
       300   Laserscope*..................  $     3,525
       300   Mesa Laboratories, Inc.*.....        2,703
       800   Mine Safety Appliances
               Co. .......................       43,696
     2,600   PerkinElmer, Inc. ...........       39,806
     1,300   Respironics, Inc.*...........       54,314
     1,000   Sola International, Inc.*....       16,000
       500   Synovis Life Technologies,
               Inc.*......................       12,225
     4,000   Thermo Electron Corp.*.......       86,800
     1,800   Thoratec*....................       30,582
     2,000   Trimble Navigation, Ltd.*....       46,300
       300   Utah Medical Products,
               Inc.*......................        7,425
                                            -----------
                                              1,191,993
                                            -----------
             INSURANCE -- 4.2%
     1,000   American Financial Group,
               Inc. ......................       21,750
       500   Amerus Group Co. ............       17,000
     3,500   Aon Corp. ...................       72,975
     1,500   CNA Financial Corp.*.........       31,530
       700   Everest Re Group Ltd. .......       52,612
     2,750   Fidelity National Financial,
               Inc. ......................       82,665
       500   FPIC Insurance Group,
               Inc.*......................        7,535
       200   Great American Financial
               Resources, Inc. ...........        2,896
     1,800   John Hancock Financial
               Services, Inc..............       60,840
     1,300   Marsh & McLennan Cos.,
               Inc. ......................       61,893
     1,400   Max Re Capital, Ltd. ........       23,814
       200   Merchants Group, Inc. .......        4,150
     3,400   MetLife, Inc. ...............       95,370
       300   National Western Life
               Insurance Co., Class A*....       41,208
     1,000   Odyssey Re Holdings Corp. ...       20,580
     2,000   Old Republic International
               Corp. .....................       66,180
       300   PMA Capital Corp., Class A...        3,759
       300   PXRE Group, Ltd. ............        5,385
     2,500   Radian Group, Inc. ..........      111,000
     1,000   RenaissanceRe Holdings,
               Ltd. ......................       45,630
     1,000   Safeco Corp. ................       35,260
       200   Selective Insurance Group,
               Inc. ......................        5,952
       100   Stewart Information Services
               Corp.*.....................        2,824
       300   Trover Solutions, Inc.*......        2,117
       300   W.R. Berkley Corp. ..........       10,278
       150   Wesco Financial Corp. .......       50,996
                                            -----------
                                                936,199
                                            -----------
             IT HARDWARE -- 4.4%
     2,900   3Com Corp.*..................       17,110
       500   ADE Corp.*...................        8,785
     3,600   Applied Materials, Inc.*.....       65,304
       600   Artisan Components, Inc.*....       10,086
     1,400   Aspect Communications
               Corp.*.....................       11,662
     1,100   Avocent Corp.*...............       33,319
     3,800   Cisco Systems, Inc.*.........       74,252
       600   Cobra Electronics Corp.*.....        4,104
       900   Comtech Telecommunications
               Corp.*.....................       21,519
       606   Digi International, Inc.*....        4,011
       400   Diodes, Inc.*................        8,236
       200   Espey Mfg. & Electronics
               Corp. .....................        4,590

  SHARES                                       VALUE
----------                                  -----------
             COMMON STOCKS (CONTINUED)
             IT HARDWARE (CONTINUED)
       600   Flextronics International,
               Ltd.*......................  $     8,508
     2,000   Foundry Networks, Inc.*......       43,020
     1,000   GlobespanVirata, Inc.*.......        7,220
     1,000   Hutchinson Technology,
               Inc.*......................       33,100
     3,500   Intel Corp. .................       96,285
     3,700   Intersil Corp., Class A*.....       88,060
     4,400   Juniper Networks, Inc.*......       65,648
     1,300   Marvell Technology Group,
               Ltd.*......................       49,075
     4,700   MEMC Electronic Materials,
               Inc.*......................       51,277
       200   Merrimac Industries, Inc.*...          900
       200   Micronetics, Inc.*...........        1,200
       600   Microsemi Corp.*.............        9,144
     4,400   National Semiconductor
               Corp.*.....................      142,076
       800   Network Equipment
               Technologies, Inc.*........        7,320
       700   OmniVision Technologies,
               Inc.*......................       29,568
       200   Optelecom, Inc.*.............        2,424
       250   Orbit International Corp.*...        1,763
       300   Peak International, Ltd.*....        1,632
       600   Sigma Designs, Inc.*.........        5,154
       100   Sparton Corp.*...............        1,055
       700   SpectraLink Corp.*...........       13,076
       400   Standard Microsystems
               Corp.*.....................       10,792
       700   Ultratech, Inc.*.............       19,754
     1,600   Vishay Intertechnology,
               Inc.*......................       28,032
                                            -----------
                                                979,061
                                            -----------
             MACHINERY -- 2.7%
       300   American Standard Cos.,
               Inc.*......................       25,275
       300   Applied Films Corp.*.........        8,919
       300   BHA Group Holdings, Inc. ....        7,128
     2,800   Brunswick Corp. .............       71,904
       300   Cascade Corp. ...............        6,615
       200   Chicago Rivet & Machine
               Co. .......................        5,404
       200   CompX International, Inc. ...        1,380
       800   Cummins, Inc. ...............       35,544
       300   Evans & Sutherland Computer
               Corp.*.....................        1,807
       300   Gehl Co.*....................        3,417
       200   P & F Industries, Inc.*......        1,510
       100   Regal-Beloit Corp. ..........        2,040
     7,300   Rockwell Automation, Inc. ...      191,625
       700   Rofin-Sinar Technologies,
               Inc.*......................       14,693
       300   SL Industries, Inc.*.........        2,397
     2,100   Snap-on, Inc. ...............       58,065
       100   Standex International
               Corp. .....................        2,430
       500   Tecumseh Products Co., Class
               B..........................       17,750
       200   The Eastern Co. .............        2,932
       400   Toro Co. ....................       18,000
       500   Ultralife Batteries, Inc.*...        7,175
     1,300   United Technologies Corp. ...      100,464
       200   York International Corp. ....        6,918
                                            -----------
                                                593,392
                                            -----------
             MEDIA -- 2.2%
       200   Consolidated Graphics,
               Inc.*......................        5,086
       200   Equity Marketing, Inc.*......        3,020
       300   Fox Entertainment Group,
               Inc., Class A*.............        8,397
       100   Grey Global Group, Inc. .....       76,110

              See accompanying notes to the financial statements.

AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A)
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                       VALUE
----------                                  -----------
             COMMON STOCKS (CONTINUED)
             MEDIA (CONTINUED)
       300   Integrity Media, Inc.*.......  $     1,095
       800   Media General, Inc., Class
               A..........................       48,880
       300   Thomas Nelson, Inc.*.........        4,143
     1,100   Tribune Co. .................       50,490
     3,800   Viacom, Inc., Class A........      145,920
     7,400   Walt Disney Co. .............      149,258
                                            -----------
                                                492,399
                                            -----------
             METALS -- 0.2%
       400   AMCOL International Corp. ...        4,944
     1,000   General Cable Corp.*.........        7,960
       500   Layne Christensen Co.*.......        4,798
       100   Olympic Steel, Inc.*.........          435
       900   RTI International Metals,
               Inc.*......................        9,468
       600   Ryerson Tull, Inc. ..........        4,680
       500   Southern Peru Copper
               Corp. .....................       11,060
                                            -----------
                                                 43,345
                                            -----------
             MISCELLANEOUS
               FINANCIAL -- 2.4%
     4,100   Ameritrade Holdings Corp.*...       46,125
       100   Interactive Data Corp.*......        1,580
     5,400   J.P. Morgan Chase & Co. .....      185,382
     5,400   Janus Capital Group, Inc. ...       75,438
     1,400   Legg Mason, Inc. ............      101,080
     1,500   Principal Financial Group,
               Inc. ......................       46,485
       400   Stifel Financial Corp.*......        5,400
     1,500   T. Rowe Price Group, Inc. ...       61,890
                                            -----------
                                                523,380
                                            -----------
             OFFICE MACHINERY -- 1.5%
     1,400   Avid Technology, Inc.*.......       73,975
     1,200   Dot Hill Systems Corp.*......       16,512
       600   Eastman Kodak Co. ...........       12,564
       200   Interphase Corp.*............        1,816
     2,100   Maxtor Corp.*................       25,557
       450   Metrologic Instruments,
               Inc.*......................       16,196
       300   PAR Technology Corp.*........        1,995
     1,300   Presstek, Inc.*..............        9,593
       300   Printronix, Inc.*............        3,975
     1,000   SanDisk Corp.*...............       63,740
     2,400   Storage Technology Corp.*....       57,936
     3,800   Western Digital Corp.*.......       48,982
                                            -----------
                                                332,841
                                            -----------
             OIL -- 0.5%
       800   Brigham Exploration Co.*.....        5,440
       600   Carrizo Oil & Gas, Inc.*.....        4,260
       400   Clayton Williams Energy,
               Inc.*......................        7,540
       300   Double Eagle Petroleum
               Co.*.......................        3,060
     1,400   Evergreen Resources, Inc.*...       37,800
     1,100   Pogo Producing Co. ..........       49,808
                                            -----------
                                                107,908
                                            -----------
             OIL -- INTERNATIONAL -- 1.6%
     2,100   ChevronTexaco Corp. .........      150,045
     2,800   ConocoPhillips...............      153,300
     1,500   Marathon Oil Corp. ..........       42,750
                                            -----------
                                                346,095
                                            -----------

  SHARES                                       VALUE
----------                                  -----------
             COMMON STOCKS (CONTINUED)
             OIL DISTRIBUTION -- 0.4%
       200   Adams Resources & Energy,
               Inc. ......................  $     2,010
     1,400   Petroleum Development
               Corp.*.....................       16,772
     1,400   Sunoco, Inc. ................       56,308
       600   TransMontaigne, Inc.*........        3,576
                                            -----------
                                                 78,666
                                            -----------
             OIL SERVICES -- 1.3%
     5,500   Halliburton Co. .............      133,375
     1,000   Oil States International,
               Inc.*......................       12,690
       500   Resource America, Inc., Class
               A..........................        5,940
     2,600   Schlumberger, Ltd. ..........      125,840
                                            -----------
                                                277,845
                                            -----------
             OTHER UTILITIES -- 0.3%
       200   Chesapeake Utilities
               Corp. .....................        4,584
       100   Delta Natural Gas Co.,
               Inc. ......................        2,301
     1,700   National Fuel Gas Co. .......       38,845
     1,400   ONEOK, Inc. .................       28,238
                                            -----------
                                                 73,968
                                            -----------
             PAPER -- 0.3%
       100   Chesapeake Corp. ............        2,254
       300   CSS Industries, Inc. ........        7,725
       500   Lydall, Inc.*................        6,005
       300   Nashua Corp.*................        2,385
       800   Universal Forest Products,
               Inc. ......................       19,416
     1,600   Wausau-Mosinee Paper
               Corp. .....................       19,536
                                            -----------
                                                 57,321
                                            -----------
             REAL ESTATE
               DEVELOPMENT -- 0.2%
       300   American Safety Insurance
               Group, Ltd.................        3,705
       300   AMREP Corp. .................        4,512
       200   Bluegreen Corp.*.............        1,160
       700   Capital Title Group, Inc.*...        3,115
       200   ILX Resorts, Inc. ...........        1,500
       200   J.W. Mays, Inc.*.............        2,632
       200   Patriot Transportation
               Holding, Inc.*.............        5,820
     2,000   Trizec Properties, Inc. .....       24,520
                                            -----------
                                                 46,964
                                            -----------
             REAL ESTATE INVESTMENT
               TRUSTS -- 1.1%
       200   Brandywine Realty Trust......        5,138
       500   ElderTrust...................        4,925
     1,400   Equity Office Properties
               Trust......................       38,542
     3,700   iStar Financial, Inc. .......      144,115
       200   Koger Equity, Inc. ..........        3,760
       200   Mission West Properties,
               Inc. ......................        2,472
       300   Novastar Financial, Inc. ....       17,241
       300   Presidential Realty Corp.,
               Class B....................        2,400
       400   SL Green Realty Corp. .......       14,444
                                            -----------
                                                233,037
                                            -----------
             RETAIL -- 6.9%
       900   1-800 CONTACTS, Inc.*........       18,162
     1,700   AnnTaylor Stores Corp.*......       54,638
     2,000   Best Buy Co., Inc.*..........       95,040
       900   Big Lots, Inc.*..............       14,229
       200   Blair Corp. .................        4,160

              See accompanying notes to the financial statements.

AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A)
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                       VALUE
----------                                  -----------
             COMMON STOCKS (CONTINUED)
             RETAIL (CONTINUED)
       600   Brown Shoe Co., Inc. ........  $    19,020
       700   Burlington Coat Factory
               Warehouse Corp.............       13,090
       450   Coldwater Creek, Inc.*.......        4,419
     1,700   Dollar General Corp. ........       34,000
     1,800   Dollar Tree Stores, Inc.*....       60,300
     4,200   eBay, Inc.*..................      223,859
     1,900   Family Dollar Stores,
               Inc. ......................       75,791
     2,600   Federated Department Stores,
               Inc. ......................      108,940
     6,200   Foot Locker, Inc. ...........      100,440
       700   Friedman's, Inc., Class A....        9,765
       400   Gap, Inc. ...................        6,848
       500   Insight Enterprises, Inc.*...        7,610
     3,400   J.C. Penney Co., Inc. .......       72,658
       400   Linen 'n Things, Inc.*.......        9,512
       500   Longs Drug Stores Corp. .....       10,065
     3,200   Lowe's Co., Inc. ............      166,080
       200   Matria Healthcare, Inc.*.....        3,452
     4,200   Office Depot, Inc.*..........       59,010
     1,500   Pacific Sunwear of
               California, Inc.*..........       30,990
       100   S&K Famous Brands, Inc.*.....        1,705
       200   Sears, Roebuck & Co. ........        8,746
       400   Sharper Image Corp.*.........        9,224
     5,600   Staples, Inc.*...............      133,000
     3,900   Toys "R" Us, Inc.*...........       46,917
     2,000   Tractor Supply Co.*..........       65,620
       400   Trans World Entertainment
               Corp.*.....................        2,260
       800   Wal-Mart Stores, Inc. .......       44,680
       500   Zale Corp.*..................       22,205
                                            -----------
                                              1,536,435
                                            -----------
             SERVICES -- 4.2%
     1,100   Administaff, Inc.*...........        9,779
       300   Angelica Corp. ..............        5,700
     3,000   Apollo Group, Inc., Class
               A*.........................      198,090
     1,100   Brinks Co. ..................       19,096
     2,400   Career Education Corp.*......      108,720
     1,000   CheckFree Corp.*.............       20,000
       300   Concorde Career Colleges,
               Inc.*......................        7,005
       500   Cornell Cos., Inc.*..........        8,225
       500   Discovery Partners
               International*.............        2,960
       300   Emeritus Corp.*..............        2,280
       300   Exponet, Inc.*...............        5,217
     1,100   Getty Images, Inc.*..........       38,676
       500   IMCO Recycling, Inc.*........        3,075
       200   Imperial Parking Corp.*......        4,220
       500   ITT Educational Services,
               Inc.*......................       23,960
       900   Kelly Services, Inc., Class
               A..........................       22,446
       200   Modem Media, Inc.*...........        1,000
       300   Monro Muffler Brake, Inc.*...        8,880
     2,800   MPS Group, Inc.*.............       25,200
     1,600   Navigant Consulting, Inc.*...       19,696
       400   NCO Group, Inc.*.............        9,388
       500   NCO Portfolio Management,
               Inc.*......................        3,050
       400   Opinion Research Corp.*......        2,440
     1,300   PAREXEL International
               Corp.*.....................       19,916
       100   Pre-paid Legal Services,
               Inc.*......................        2,342
     4,300   Prudential Financial,
               Inc. ......................      160,648
       400   ResortQuest International,
               Inc.*......................        2,640

  SHARES                                       VALUE
----------                                  -----------
             COMMON STOCKS (CONTINUED)
             SERVICES (CONTINUED)
       600   Schnitzer Steel Industries,
               Inc. ......................  $    18,018
       400   Service Corp.
               International*.............        1,828
     2,200   Sylvan Learning Systems,
               Inc.*......................       60,016
       500   TechTeam Global, Inc.*.......        3,055
     1,300   Tetra Technology, Inc.*......       25,883
       900   University of Phoenix
               Online*....................       59,922
     2,400   US Oncology, Inc.*...........       17,544
       300   Volt Information Sciences,
               Inc.*......................        4,950
                                            -----------
                                                925,865
                                            -----------
             SOAP & COSMETICS -- 1.6%
     4,500   Avon Products, Inc. .........      290,520
       315   Del Laboratories, Inc.*......        8,899
     1,900   Estee Lauder Co., Inc., Class
               A..........................       64,790
                                            -----------
                                                364,209
                                            -----------
             SOFTWARE -- 7.9%
     2,800   Adobe Systems, Inc. .........      109,928
       500   Ansoft Corp.*................        5,125
     2,400   Ascential Software Corp.*....       44,472
     5,300   BEA Systems, Inc.*...........       63,865
       300   Captiva Software Corp.*......        2,247
       800   CIBER, Inc.*.................        6,080
     2,500   Citrix Systems, Inc.*........       55,200
     3,500   Computer Associates
               International, Inc.........       91,385
     2,000   Computer Sciences Corp.*.....       75,140
       100   Concerto Software, Inc.*.....          850
       700   Concord Communications,
               Inc.*......................        9,163
     1,000   Concur Technologies, Inc.*...       11,860
     1,600   Covansys Corp.*..............        9,728
     1,400   Dendrite International,
               Inc.*......................       21,266
       800   Digital River, Inc.*.........       21,880
       700   eCollege.com, Inc.*..........       14,098
       400   Edgewater Technology,
               Inc.*......................        2,080
       400   eFunds Corp.*................        4,940
     1,100   Electronic Arts, Inc.*.......      101,453
     1,700   Epicor Software Corp.*.......       15,198
     1,400   eResearch Technology,
               Inc.*......................       48,762
     1,000   Fair Issac Corp. ............       58,960
       300   FileNET Corp.*...............        6,021
       600   FindWhat.com*................       10,368
     1,800   First American Corp. ........       44,820
       100   First Data Corp. ............        3,996
     3,400   GTECH Holdings Corp. ........      145,690
     1,300   Harris Interactive, Inc.*....        9,152
       600   Hyperion Solutions Corp.*....       17,322
     2,100   International Business
               Machines Corp..............      185,492
     1,000   Legato Systems, Inc.*........       11,210
     1,200   Lionbridge Technologies,
               Inc.*......................        9,012
     1,600   Macromedia, Inc.*............       39,584
       200   Manatron, Inc.*..............        1,344
       600   MapInfo Corp.*...............        5,754
       200   Mediware Information Systems,
               Inc.*......................        2,810
     3,300   Mentor Graphics Corp.*.......       57,849
     1,800   Micromuse, Inc.*.............       14,724
     1,800   Microsoft Corp. .............       50,022

              See accompanying notes to the financial statements.

AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A)
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                       VALUE
----------                                  -----------
             COMMON STOCKS (CONTINUED)
             SOFTWARE (CONTINUED)
       700   Mobius Management Systems,
               Inc.*......................  $     5,614
       200   NWH, Inc. ...................        3,874
       100   Pacific Internet, Ltd.*......          725
     1,300   Packeteer, Inc.*.............       15,665
     1,200   QAD, Inc.*...................       13,152
       300   Quality Systems, Inc.*.......       12,060
     1,500   Radica Games, Ltd.*..........       10,500
     1,000   SeaChange International,
               Inc.*......................       12,530
     1,100   Secure Computing Corp.*......       12,848
       900   SM&A*........................       10,359
     5,000   Sonus Networks, Inc.*........       34,650
     1,000   SPSS, Inc.*..................       16,870
       200   SupportSoft, Inc.*...........        2,238
     4,700   Sybase, Inc.*................       79,947
       700   Sykes Enterprises, Inc.*.....        4,634
     2,400   Synopsys, Inc.*..............       73,848
     1,000   Systems & Computer Technology
               Corp.*.....................       10,430
       300   TSR, Inc. ...................        2,160
     1,500   Vastera, Inc.*...............        7,710
                                            -----------
                                              1,718,664
                                            -----------
             TELEPHONE -- 3.7%
     1,600   AOL Time Warner, Inc.*.......       24,176
       300   Atlantic Tele-Network,
               Inc. ......................        6,345
     9,203   Comcast Corp., Class A*......      284,189
     1,300   Cox Communications, Inc.,
               Class A*...................       41,106
       400   D&E Communication, Inc. .....        5,672
     4,700   EchoStar Communications
               Corp., Class A*............      179,869
       800   Golden Telecom, Inc.*........       21,872
       200   Hector Communications
               Corp.*.....................        2,612
     1,700   Monster Worldwide, Inc.*.....       42,806
     1,200   Sprint (FON Group) Corp. ....       18,120
     5,200   Yahoo!, Inc.*................      183,976
                                            -----------
                                                810,743
                                            -----------
             TEXTILES -- 1.5%
       500   Albany International Corp.,
               Class A....................       15,420
       600   Ashworth, Inc.*..............        4,158
     1,300   Coach, Inc.*.................       70,980
       400   Delta Apparel, Inc. .........        6,040
       200   Haggar Corp. ................        3,090
     3,300   Liz Claiborne, Inc. .........      112,365
       300   Oxford Industries, Inc. .....       19,260
     1,200   Phillips-Van Heusen Corp. ...       18,012
       400   Phoenix Footwear Group,
               Inc.*......................        2,384
       300   Rocky Shoes & Boots, Inc.*...        3,405
       400   Saucony, Inc., Class A.......        5,520
       600   Steven Madden, Ltd.*.........       11,382
     2,100   Stride Rite Corp. ...........       22,680
       300   Tandy Brands Accessories,
               Inc. ......................        4,287
     2,300   Tommy Hilfiger Corp.*........       27,393
                                            -----------
                                                326,376
                                            -----------

  SHARES                                       VALUE
----------                                  -----------
             COMMON STOCKS (CONTINUED)
             TRANSPORTATION -- 2.2%
     1,200   Alexander & Baldwin, Inc. ...  $    33,696
     4,600   Burlington Northern Santa Fe
               Corp. .....................      132,802
       400   Celadon Group, Inc.*.........        5,140
       200   Covenant Transport, Inc.,
               Class A*...................        3,680
     1,300   EGL, Inc.*...................       23,634
     2,800   Frontline, Ltd. .............       46,900
     1,500   General Maritime Corp.*......       17,160
     1,500   J.B. Hunt Transport Services,
               Inc.*......................       39,030
       500   Maritrans, Inc. .............        7,500
       450   Marten Transport, Ltd.*......       11,745
     1,100   Overseas Shipholding Group,
               Inc. ......................       28,435
     2,400   Ryder System, Inc. ..........       70,368
       800   Sea Containers, Ltd., Class
               A..........................       11,688
     1,300   Teekay Shipping Corp. .......       54,990
       400   U.S. Xpress Enterprises,
               Inc., Class A*.............        4,900
                                            -----------
                                                491,668
                                            -----------
             TRAVEL & ENTERTAINMENT --2.5%
       900   AMC Entertainment, Inc.*.....       12,060
     1,900   Applebee's International,
               Inc. ......................       59,812
     2,000   Blockbuster, Inc., Class A...       42,000
     1,600   CBRL Group, Inc. ............       56,768
     8,400   Cendant Corp.*...............      156,996
       400   Checkers Drive-In
               Restaurants, Inc.*.........        3,680
       200   Dave & Buster's, Inc.*.......        2,060
       300   Garden Fresh Restaurant
               Corp.*.....................        4,773
     1,000   Landry's Restaurants,
               Inc. ......................       20,600
       500   Lone Star Steakhouse &
               Saloon, Inc................       10,450
       600   Marcus Corp. ................        9,156
       200   Max & Erma's Restaurants,
               Inc.*......................        3,446
     3,700   McDonald's Corp. ............       87,098
     1,500   Outback Steakhouse, Inc. ....       56,805
       800   WestCoast Hospitality
               Corp.*.....................        3,680
     1,100   WMS Industries, Inc.*........       24,926
                                            -----------
                                                554,310
                                            -----------
             WHOLESALE -- 1.1%
       900   AdvancePCS*..................       41,013
       700   Applied Industrial
               Technology, Inc. ..........       13,909
       700   Aviall, Inc.*................        8,666
       800   CompuCom Systems, Inc.*......        3,360
       200   Department 56, Inc.*.........        2,540
       200   Enesco Group, Inc.*..........        1,600
       300   GTSI Corp.*..................        3,105
       805   Handleman Co. ...............       13,588
       400   Keystone Automotive
               Industries, Inc.*..........        8,680
       200   Moore Medical Corp.*.........        1,152
     2,000   Omnicare, Inc. ..............       72,120
       500   PSS World Medical, Inc.*.....        4,435
       100   Richardson Electronics,
               Ltd. ......................        1,060
     1,100   Stewart & Stevenson Services,
               Inc........................       16,522
     1,300   Sysco Corp. .................       42,523

              See accompanying notes to the financial statements.

AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A)
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES OR
PRINCIPAL                                      VALUE
----------                                  -----------
       700   TBC Corp.*...................  $    17,535
       300   WESCO International, Inc.*...        1,569
                                            -----------
                                                253,377
                                            -----------
             TOTAL COMMON STOCKS..........   20,049,684
                                            -----------
             REPURCHASE AGREEMENTS --10.9%
$2,408,330   Bear Stearns, dated 9/30/03,
               due 10/1/03 at .96% with a
               maturity value of
               $2,408,397 (Fully
               collateralized by US
               Government Securities).....    2,408,330
                                            -----------
             TOTAL REPURCHASE
               AGREEMENTS.................    2,408,330
                                            -----------
             TOTAL INVESTMENTS (COST
               $18,709,870)
               (B) -- 101.6%..............   22,458,014
             LIABILITIES IN EXCESS OF
               OTHER ASSETS -- (1.6)%.....     (345,421)
                                            -----------
             NET ASSETS -- 100.0%.........  $22,112,593
                                            ===========

---------------

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

(b) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation................  $3,942,598
   Unrealized depreciation................    (194,454)
                                            ----------
   Net unrealized appreciation............  $3,748,144
                                            ==========

              See accompanying notes to the financial statements.

AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
SCHEDULE OF SECURITIES SOLD SHORT -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                         VALUE
------                                      -----------
         COMMON STOCKS -- 87.4%
         AIRLINES -- 0.9%
   800   Atlantic Coast Airlines Holdings,
           Inc.*..........................  $     6,808
10,900   Southwest Airlines Corp. ........      192,930
                                            -----------
                                                199,738
                                            -----------
         AUTOS -- 0.2%
 2,700   Arvinmeritor, Inc. ..............       48,087
   400   IMPCO Technologies, Inc.*........        2,868
                                            -----------
                                                 50,955
                                            -----------
         BANKS -- 7.9%
 7,000   AmeriCredit Corp.*...............       72,100
 1,400   Boston Private Financial
           Holdings, Inc. ................       32,984
 7,100   Fifth Third Bancorp..............      392,418
   600   Financial Federal Corp.*.........       18,306
 9,600   General Electric Co. ............      286,176
 1,500   Investors Financial Services
           Corp. .........................       47,100
 1,200   Leucadia National Corp. .........       45,420
 4,300   North Fork Bancorporation,
           Inc. ..........................      149,425
 4,900   Northern Trust Corp. ............      207,956
 1,300   Old National Bancorp.............       29,055
   800   Silicon Valley Bancshares*.......       22,104
 1,200   Southwest Bancorp. of Texas,
           Inc. ..........................       43,812
 1,200   Sterling Bancshares, Inc. .......       14,316
 4,000   Synovus Financial Co. ...........       99,960
   500   The Banc Corp. ..................        3,755
 5,200   Wells Fargo & Co. ...............      267,800
                                            -----------
                                              1,732,687
                                            -----------
         BIOTECHNOLOGY -- 1.9%
   800   Alexion Pharmaceuticals*.........       13,176
   900   Avigen, Inc.*....................        4,680
 2,200   Biogen, Inc.*....................       84,106
 5,600   Human Genome Sciences, Inc.*.....       76,496
 4,000   IDEC Pharmaceuticals Corp.*......      132,600
 2,700   Incyte Corp.*....................       12,447
 4,100   Millennium Pharmaceuticals,
           Inc.*..........................       63,099
 1,400   Myriad Genetics, Inc.*...........       15,904
   800   Noven Pharmaceuticals, Inc.*.....        9,120
   900   Telik, Inc.*.....................       18,045
                                            -----------
                                                429,673
                                            -----------
         BUILDING -- 0.1%
 1,000   Palm Harbor Homes, Inc.*.........       17,130
   700   Willbros Group, Inc.*............        7,182
                                            -----------
                                                 24,312
                                            -----------
         CELLULAR -- 0.8%
18,900   AT&T Wireless Services, Inc.*....      154,602
 1,300   Price Communications Corp.*......       16,120
                                            -----------
                                                170,722
                                            -----------
         CHEMICALS -- 1.2%
 2,700   Air Products & Chemical, Inc. ...      121,770
   600   BioSphere Medical, Inc.*.........        1,890
 1,100   Ferro Corp. .....................       23,496
 1,000   FMC Corp.*.......................       25,200
 4,100   IMC Global, Inc. ................       26,281
 3,600   Lyondell Chemical Co. ...........       46,008
   900   North American Scientific,
           Inc.*..........................        9,585

SHARES                                         VALUE
------                                      -----------
         COMMON STOCKS (CONTINUED)
         CHEMICALS (CONTINUED)
   300   OM Group, Inc.*..................  $     4,392
   800   Valhi, Inc. .....................        9,008
                                            -----------
                                                267,630
                                            -----------
         CONSTRUCTION MATERIALS -- 0.0%
   600   Nanophase Technologies Corp.*....        3,870
   600   Owens-Illinois, Inc.*............        6,852
                                            -----------
                                                 10,722
                                            -----------
         DEFENSE -- 1.0%
   300   Alliant Techsystems, Inc.*.......       14,415
   200   Dril-Quip, Inc.*.................        3,380
 1,200   DRS Technologies, Inc.*..........       28,956
   200   Edo Corp. .......................        4,050
 1,100   GenCorp, Inc. ...................        9,845
   700   Innovative Solutions & Support,
           Inc.*..........................        5,656
   300   Integrated Defense Technologies,
           Inc.*..........................        5,034
   400   Microvision, Inc.*...............        3,180
 1,600   Northrop Grumman Corp. ..........      137,952
   800   Sturm, Ruger & Co., Inc. ........        8,256
   400   United Industrial Corp. .........        6,360
                                            -----------
                                                227,084
                                            -----------
         DRUGS -- 5.5%
 4,500   Abbott Laboratories..............      191,476
 1,200   Adolor Corp.*....................       22,020
 1,900   Alkermes, Inc.*..................       26,068
 1,100   AtheroGenics, Inc.*..............       18,414
   400   Bone Care International, Inc.*...        5,088
   900   Cephalon, Inc.*..................       41,328
 1,100   Cerus Corp.*.....................        5,093
 1,000   Columbia Laboratories, Inc.*.....       12,080
   100   Cubist Pharmaceuticals, Inc.*....        1,079
 1,200   CV Therapeutics, Inc.*...........       26,400
 2,300   Eli Lilly & Co. .................      136,620
   400   Emisphere Technologies, Inc.*....        2,904
   191   Enzo Biochem, Inc.*..............        3,726
   600   Epix Medical, Inc.*..............       10,212
   500   First Horizon Pharmaceutical
           Corp.*.........................        3,200
   700   Gene Logic, Inc.*................        3,290
 1,300   Immunomedics, Inc.*..............        9,516
   900   Inspire Pharmaceuticals, Inc.*...       15,480
 3,600   Isis Pharmaceuticals, Inc.*......       23,472
   100   Matrixx Initiatives, Inc.*.......        1,100
 1,101   Neose Technologies, Inc.*........       10,294
   700   Neurogen Corp.*..................        4,095
 1,300   NPS Pharmaceuticals, Inc.*.......       36,205
   600   Pain Therapeutics, Inc.*.........        3,690
   300   Pharmacyclics, Inc.*.............        1,455
 2,700   Protein Design Labs, Inc.*.......       37,422
   700   Salix Pharmaceuticals Ltd.*......       13,482
12,300   Schering-Plough Corp. ...........      187,452
 2,200   Sepracor, Inc.*..................       60,588
   800   Tanox, Inc.*.....................       16,008
 2,200   Transkaryotic Therapies, Inc.*...       22,990
 1,800   Tularik, Inc.*...................       17,748
 4,400   Vertex Pharmaceuticals, Inc.*....       54,120
 4,000   Wyeth............................      184,400
                                            -----------
                                              1,208,515
                                            -----------

              See accompanying notes to the financial statements.

AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                         VALUE
------                                      -----------
         COMMON STOCKS (CONTINUED)
         DURABLES -- 0.5%
   400   Maytag Corp. ....................  $     9,988
 1,300   Monaco Coach Corp.*..............       21,515
 8,500   National R.V. Holdings, Inc.*....       73,950
   600   Universal Electronics, Inc.*.....        6,900
                                            -----------
                                                112,353
                                            -----------
         ELECTRIC UTILITIES -- 3.9%
 5,600   AES Corp.*.......................       41,552
 1,500   Black Hills Corp. ...............       46,290
 2,200   Calpine Corp.*...................       10,758
 1,200   Cleco Corp. .....................       19,608
 3,600   DPL Inc. ........................       61,740
   200   DTE Energy Co. ..................        7,378
 3,500   Edison International*............       66,850
   900   FirstEnergy Corp. ...............       28,710
 1,600   Sempra Energy....................       46,976
 5,700   Southern Co. ....................      167,124
 5,100   Teco Energy, Inc. ...............       70,482
 8,100   TXU Corp. .......................      190,836
 7,400   Xcel Energy, Inc. ...............      114,478
                                            -----------
                                                872,782
                                            -----------
         FINANCIAL INVESTMENTS -- 0.6%
   900   Headwaters, Inc.*................       14,490
 1,800   Macrovision Corp.*...............       33,246
 3,200   Rambus, Inc.*....................       53,696
 1,000   Universal Compression Holdings,
           Inc.*..........................       21,520
                                            -----------
                                                122,952
                                            -----------
         FOOD -- 2.5%
   200   Alico, Inc. .....................        5,602
   200   Bridgford Foods Corp. ...........        1,540
   200   Cagle's, Inc., Class A*..........        1,710
 9,500   Coca-Cola Co. ...................      408,120
 2,100   Hormel Foods Corp. ..............       48,258
   800   Kraft Foods, Inc., A Shares......       23,600
   600   Monterey Pasta Co.*..............        2,220
   500   Pepsi Bottling Group, Inc. ......       10,290
 1,545   Tootsie Roll Industries, Inc. ...       47,895
                                            -----------
                                                549,235
                                            -----------
         HEALTH -- 3.6%
   500   Alliance Imaging, Inc.*..........        1,720
 1,100   Array BioPharma, Inc.*...........        6,029
   300   Bio Reference Labs, Inc.*........        3,084
 1,900   CIGNA Corp. .....................       84,835
 3,800   Community Health Systems,
           Inc.*..........................       82,460
 2,000   First Health Group Corp.*........       52,300
 1,600   HCA, Inc. .......................       58,976
   400   Health Management Associates,
           Inc., A Shares.................        8,724
 6,100   Laboratory Corp. of America
           Holdings*......................      175,071
   300   Medcath Corp.*...................        3,102
 1,600   Orthodontic Centers Of America,
           Inc.*..........................       12,608
   300   Pediatric Services of America,
           Inc.*..........................        2,529
 3,500   Province Healthcare Co.*.........       45,325
 2,300   Quest Diagnostics, Inc.*.........      139,472
   300   Specialty Laboratories, Inc.*....        3,915
 2,300   Tenet Healthcare Corp.*..........       33,304
 1,500   Triad Hospitals, Inc.*...........       45,420

SHARES                                         VALUE
------                                      -----------
         COMMON STOCKS (CONTINUED)
         HEALTH (CONTINUED)
   400   U.S. Physical Therapy, Inc.*.....  $     4,892
   900   United Surgical Partners,
           Inc.*..........................       25,470
                                            -----------
                                                789,236
                                            -----------
         HOUSEHOLD -- 2.1%
   600   AEP Industries, Inc.*............        5,304
 1,100   Boyds Collection Ltd.*...........        4,961
 1,900   Fortune Brands, Inc. ............      107,825
 6,500   Gillette Co. ....................      207,870
   600   Leapfrog Enterprises, Inc.*......       22,800
   200   Mattel, Inc. ....................        3,792
 1,400   Newell Rubbermaid, Inc. .........       30,338
 2,300   Pactiv Corp.*....................       46,644
 1,900   Tupperware Corp. ................       25,422
   500   Virco Manufacturing Corp. .......        2,850
                                            -----------
                                                457,806
                                            -----------
         INSTRUMENTS -- 5.2%
 2,200   Agilent Technologies, Inc.*......       48,642
   100   Aksys Ltd.*......................          999
   800   American Medical Systems
           Holdings, Inc.*................       17,360
 9,000   Applera Corp. - Applied
           Biosystems Group...............      200,790
   600   Aspect Medical Systems, Inc.*....        6,162
 5,400   Baxter International, Inc. ......      156,924
 2,200   Biomet, Inc. ....................       73,942
   800   Catapult Communications Corp.*...       10,064
 1,000   Cholestech Corp.*................        7,600
   800   Ciphergen Biosystems, Inc.*......        9,880
   900   Conceptus, Inc.*.................       11,790
   300   CyberOptics, Inc.*...............        2,805
 3,000   Cytyc Corp.*.....................       45,120
   300   Daxor Corp.*.....................        4,368
   500   Embrex, Inc.*....................        4,960
   500   Endocardial Solutions, Inc.*.....        2,500
   400   Haemonetics Corp.*...............        9,444
   500   HealthTronics Surgical Services,
           Inc.*..........................        2,650
   500   ICU Medical, Inc.*...............       13,605
   650   Intuitive Surgical, Inc.*........       10,842
   900   Ixia*............................        9,737
   400   Keithley Instruments, Inc. ......        5,660
 6,300   Medtronic, Inc. .................      295,596
 1,100   Mettler-Toledo International,
           Inc.*..........................       39,545
   600   Micro Therapeutics, Inc.*........        3,174
 2,200   Oakley, Inc.*....................       22,000
 1,000   OraSure Technologies, Inc.*......        9,500
   424   OrthoLogic Corp.*................        2,281
   500   PharmaNetics, Inc.*..............        2,475
   700   Possis Medical, Inc.*............       10,920
   400   Q-Med, Inc.*.....................        2,476
 1,200   ResMed, Inc.*....................       52,776
 1,000   Varian, Inc.*....................       31,320
   400   Zoll Medical Corp.*..............       12,820
                                            -----------
                                              1,140,727
                                            -----------
         INSURANCE -- 2.4%
 1,700   21st Century Insurance Group.....       23,426
 1,900   Allmerica Financial Corp.*.......       45,239
   900   American International Group,
           Inc. ..........................       51,930

              See accompanying notes to the financial statements.

AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                         VALUE
------                                      -----------
         COMMON STOCKS (CONTINUED)
         INSURANCE (CONTINUED)
 2,800   Arthur J. Gallagher & Co. .......  $    79,184
 1,300   Brown & Brown, Inc. .............       40,014
   100   Citizens, Inc.*..................          805
 2,600   Hartford Financial Services
           Group, Inc. ...................      136,838
 1,000   NDCHealth Corp. .................       20,950
   900   Presidential Life Corp. .........       13,617
   300   Unico American Corp.*............        1,389
 3,800   Willis Group Holdings Ltd. ......      116,850
                                            -----------
                                                530,242
                                            -----------
         IT HARDWARE -- 4.1%
   300   Advanced Energy Industries,
           Inc.*..........................        5,661
   900   Anaren Microwave, Inc.*..........       11,484
   400   Bel Fuse, Inc., Class A..........        9,200
 2,400   Broadcom Corp., Class A*.........       63,888
   400   Celeritek, Inc.*.................        3,180
   400   Centillium Communications,
           Inc.*..........................        2,828
   200   EMS Technologies, Inc.*..........        3,396
 1,700   Energy Conversion Devices,
           Inc.*..........................       17,867
 1,900   ESS Technology, Inc.*............       20,482
   500   Exar Corp.*......................        7,065
 1,400   Helix Technology Corp. ..........       22,918
   600   Itron, Inc.*.....................       12,042
 3,900   LSI Logic Corp.*.................       35,061
   500   Micrel, Inc.*....................        6,095
 6,200   Microchip Technology, Inc. ......      148,428
 3,900   Molex, Inc. .....................      111,501
   700   Monolithic System Technology,
           Inc.*..........................        5,887
18,300   Motorola, Inc. ..................      219,051
   300   Parlex Corp.*....................        2,361
 1,100   Pericom Semiconductor Corp.*.....       11,000
   900   Plantronics, Inc.*...............       21,483
 6,300   Sanmina-SCI Corp.*...............       61,110
 2,500   Semtech Corp.*...................       46,150
 3,200   Solectron Corp.*.................       18,720
 2,300   Technitrol, Inc.*................       42,343
   800   Virage Logic Corp.*..............        6,080
                                            -----------
                                                915,281
                                            -----------
         LIQUOR & TOBACCO -- 0.5%
 2,800   R.J. Reynolds Tobacco Holdings,
           Inc. ..........................      110,712
   441   Vector Group Ltd. ...............        6,350
                                            -----------
                                                117,062
                                            -----------
         MACHINERY -- 1.7%
   400   Actuant Corp., Class A*..........       22,460
 1,900   AGCO Corp.*......................       32,566
   300   CUNO, Inc.*......................       11,757
 1,700   FuelCell Energy, Inc.*...........       19,890
 1,900   GrafTech International Ltd.*.....       15,200
   400   Intevac, Inc.*...................        4,072
   400   ITT Industries, Inc. ............       23,936
   500   Mobile Mini, Inc.*...............        9,645
 1,400   Parker Hannifin Corp. ...........       62,580
   200   Quipp, Inc.*.....................        2,456
 1,300   Rayovac Corp.*...................       18,980
 1,500   Shaw Group, Inc.*................       15,765
 1,100   Silgan Holdings, Inc.*...........       35,200
 1,000   SPX Corp.*.......................       45,280

SHARES                                         VALUE
------                                      -----------
         COMMON STOCKS (CONTINUED)
         MACHINERY (CONTINUED)
 1,900   Stanley Works....................  $    56,088
   300   TransTechnology Corp.*...........        2,655
                                            -----------
                                                378,530
                                            -----------
         MEDIA -- 2.7%
   800   Alloy, Inc.*.....................        4,480
 3,500   Catalina Marketing Corp.*........       53,165
 1,300   Dow Jones & Co., Inc. ...........       61,555
 3,300   Entravision Communications Corp.,
           Class A*.......................       31,350
   500   Fisher Communications, Inc.*.....       23,575
   300   Interpublic Group of Cos,
           Inc. ..........................        4,236
 1,100   Journal Register Corp.*..........       20,625
   900   Knight-Ridder, Inc. .............       60,030
 2,000   Lamar Advertising Corp.*.........       58,680
 1,700   New York Times Co., Class A......       73,882
   700   R.H. Donnelley Corp.*............       28,287
 1,900   Readers Digest Association,
           Inc. ..........................       26,581
 1,300   Salem Communications Corp., Class
           A*.............................       25,207
   800   Scholastic Corp.*................       23,032
 3,200   Valassis Communications, Inc.*...       84,480
 2,500   World Wrestling Federation
           Entertainment, Inc. ...........       25,050
                                            -----------
                                                604,215
                                            -----------
         METALS -- 0.4%
   100   Allegheny Technologies, Inc. ....          655
   300   Castle & Co.*....................        1,332
   500   Century Aluminum Co.*............        5,425
   300   Lone Star Technologies, Inc.*....        4,047
   600   NS Group, Inc.*..................        3,876
 1,800   Nucor Corp. .....................       82,584
                                            -----------
                                                 97,919
                                            -----------
         MISCELLANEOUS FINANCIAL -- 1.7%
 1,200   BlackRock, Inc. .................       58,800
11,700   Charles Schwab Corp. ............      139,347
   900   Eaton Vance Corp. ...............       30,132
 3,200   Investment Technology Group,
           Inc.*..........................       61,376
 1,900   LaBranche & Co., Inc. ...........       27,740
 1,500   National Processing, Inc.*.......       28,980
 1,600   WP Stewart & Co. Ltd. ...........       33,440
                                            -----------
                                                379,815
                                            -----------
         OFFICE MACHINERY -- 0.6%
 9,079   Brocade Communications Systems,
           Inc.*..........................       47,392
   600   Echelon Corp.*...................        7,140
   400   Fargo Electronics, Inc.*.........        5,040
   300   General Binding Corp.*...........        3,120
   600   Immersion Corp.*.................        3,738
 1,400   InFocus Corp.*...................        6,804
 1,200   McDATA Corp., Class B*...........       14,148
 1,900   Pinnacle Systems, Inc.*..........       16,017
   900   Radware Ltd.*....................       16,335
 1,300   Xerox Corp.*.....................       13,338
                                            -----------
                                                133,072
                                            -----------

              See accompanying notes to the financial statements.

AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                         VALUE
------                                      -----------
         COMMON STOCKS (CONTINUED)
         OIL -- 0.1%
   800   Plains Resources, Inc.*..........  $     9,960
   900   Spinnaker Exploration Co.*.......       21,600
                                            -----------
                                                 31,560
                                            -----------
         OIL DISTRIBUTION -- 0.9%
21,000   El Paso Corp. ...................      153,300
   800   Frontier Oil Corp. ..............       11,760
 1,400   Questar Corp. ...................       43,134
                                            -----------
                                                208,194
                                            -----------
         OIL SERVICES -- 1.4%
 1,500   BJ Services Co.*.................       51,255
 1,100   Diamond Offshore Drilling,
           Inc. ..........................       21,010
   800   Hydril Co.*......................       16,208
 2,000   National-Oilwell, Inc.*..........       36,280
 3,600   Noble Corp.*.....................      122,364
 1,900   Rowan Cos., Inc.*................       46,702
   300   Smith International, Inc.*.......       10,794
                                            -----------
                                                304,613
                                            -----------
         OTHER UTILITIES -- 1.6%
13,400   Waste Management, Inc. ..........      350,678
                                            -----------
         PAPER -- 1.1%
   300   American Woodmark Corp. .........       13,428
   500   Avery Dennison Corp. ............       25,260
 1,300   Bowater, Inc. ...................       54,678
 1,000   Caraustar Industries, Inc.*......        8,730
 5,200   Plum Creek Timber Co. ...........      132,288
   600   Pope & Talbot, Inc. .............        9,072
                                            -----------
                                                243,456
                                            -----------
         REAL ESTATE DEVELOPMENT -- 0.5%
   900   Florida East Coast Industries,
           Inc., Class A..................       25,875
   700   Forest City Enterprises, Inc.,
           Class A........................       30,625
 1,400   St Joe Co. ......................       44,912
   500   Tejon Ranch Co.*.................       16,650
                                            -----------
                                                118,062
                                            -----------
         REAL ESTATE INVESTMENT
           TRUSTS -- 2.1%
   200   Alexander's, Inc.*...............       21,100
 1,300   Avalonbay Communities, Inc. .....       60,840
 1,200   Camden Property Trust............       46,116
   800   CenterPoint Properties Trust.....       54,488
   900   Chateau Communties, Inc. ........       26,784
   900   Glimcher Realty Trust............       18,963
 1,600   Health Care Property Investors,
           Inc. ..........................       74,720
 3,000   Host Marriott Corp.*.............       32,190
 1,400   Post Properties, Inc. ...........       38,122
 1,500   Simon Property Group, Inc. ......       65,370
 1,100   United Dominion Realty Trust,
           Inc. ..........................       20,141
                                            -----------
                                                458,834
                                            -----------
         RETAIL -- 6.9%
   800   American Eagle Outfitters,
           Inc.*..........................       11,888
 1,900   Barnes & Noble, Inc.*............       48,279
 3,500   BJ's Wholesale Club, Inc.*.......       67,795
 3,900   Caremark Rx, Inc.*...............       88,140
 2,800   CDW Corp. .......................      161,672
   400   Charlotte Russe Holding, Inc.*...        4,116
 1,000   Circuit City Stores, Inc. .......        9,530

SHARES                                         VALUE
------                                      -----------
         COMMON STOCKS (CONTINUED)
         RETAIL (CONTINUED)
 5,800   Copart, Inc.*....................  $    62,640
   300   Costco Wholesale Corp.*..........        9,324
 1,800   Dillards Department Stores,
           Inc. ..........................       25,164
 1,300   Fastenal Co. ....................       49,140
   400   Gadzooks, Inc.*..................        1,962
   800   Genesco, Inc.*...................       12,848
   500   Ingles Markets, Inc., Class A....        4,900
   600   J. Jill Group, Inc.*.............        6,900
 2,700   Kohl's Corp.*....................      144,450
18,500   Kroger Co.*......................      330,595
 4,100   May Department Stores Co. .......      100,983
   100   Michaels Stores, Inc. ...........        4,076
   900   Pathmark Stores, Inc.*...........        6,273
   300   Pricesmart, Inc.*................        1,950
   700   Restoration Hardware, Inc.*......        4,067
 1,100   ShopKo Stores, Inc.*.............       16,500
 1,600   TJX Cos., Inc. ..................       31,072
 1,800   Too, Inc.*.......................       26,514
   500   Ultimate Electronics, Inc.*......        4,745
   800   ValueVision International, Inc.,
           Class A*.......................       12,728
 4,800   Walgreen Co. ....................      147,072
 1,100   Wet Seal, Inc.*..................       11,055
 1,000   Whole Foods Market, Inc.*........       55,180
 1,000   Wild Oats Markets, Inc.*.........       10,930
   500   Wilsons The Leather Experts,
           Inc.*..........................        3,995
 2,200   Winn-Dixie Stores, Inc. .........       21,230
                                            -----------
                                              1,497,713
                                            -----------
         SERVICES -- 3.5%
 2,500   Albany Molecular Research,
           Inc.*..........................       37,025
   600   Amn Healthcare Services, Inc.*...        9,744
   700   Applied Molecular Evolution,
           Inc.*..........................        5,992
   800   Arena Pharmaceuticals, Inc.*.....        5,760
 2,600   Ceridian Corp.*..................       48,412
 1,400   Charles River Laboratories
           International, Inc.*...........       42,966
 3,700   ChoicePoint, Inc.*...............      123,950
   100   Clark, Inc.*.....................        1,334
 2,600   Convergys Corp.*.................       47,684
    41   CuraGen Corp.*...................          206
 4,700   DeVry, Inc.*.....................      111,202
 1,200   Exact Sciences Corp.*............       16,200
 1,900   Exelixis, Inc.*..................       13,566
   600   ICT Group, Inc.*.................        6,426
   200   IMS Health, Inc. ................        4,220
   800   Jones Lang LaSalle, Inc.*........       14,800
   500   Kendle International, Inc.*......        2,739
 1,400   Learning Tree International,
           Inc.*..........................       23,478
   900   Maxygen, Inc.*...................        9,180
   300   NetRatings, Inc.*................        2,800
   600   On Assignment, Inc.*.............        3,168
   600   Princeton Review, Inc.*..........        3,858
 1,200   Regeneron Pharmaceutical,
           Inc.*..........................       21,204
 1,000   Resources Connection, Inc.*......       24,408
 4,500   Robert Half International,
           Inc.*..........................       87,750
 2,300   Sotheby's Holdings, Inc., Class
           A*.............................       24,886
   600   SOURCECORP*......................       13,950
   300   SRI Surgical Express, Inc.*......        2,265

              See accompanying notes to the financial statements.

AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                         VALUE
------                                      -----------
         COMMON STOCKS (CONTINUED)
         SERVICES (CONTINUED)
   900   Symyx Technologies, Inc.*........  $    19,386
 1,100   Weight Watchers International,
           Inc.*..........................       45,760
                                            -----------
                                                774,319
                                            -----------
         SOAP & COSMETICS -- 0.6%
 1,000   Church & Dwight Co., Inc. .......       34,990
 3,100   Ecolab, Inc. ....................       78,275
   700   Elizabeth Arden, Inc.*...........       11,536
 1,200   Playtex Products, Inc.*..........        7,152
                                            -----------
                                                131,953
                                            -----------
         SOFTWARE -- 6.7%
 4,800   Activision, Inc.*................       57,360
 2,200   Acxiom Corp.*....................       34,672
 1,200   Advent Software, Inc.*...........       19,308
 1,700   Affiliated Computer Services,
           Inc., Class A*.................       82,773
   400   Anteon International Corp.*......       12,240
 5,700   Automatic Data Processing,
           Inc. ..........................      204,345
   800   BARRA, Inc.*.....................       30,040
 3,400   BMC Software, Inc.*..............       47,362
 2,900   Cadence Design Systems, Inc.*....       38,860
   900   CCC Information Services Group,
           Inc.*..........................       15,084
   200   Computer Programs & System,
           Inc. ..........................        3,606
   500   Digimarc Corp.*..................        7,355
 4,700   DoubleClick, Inc.*...............       50,619
 1,800   DST Systems, Inc.*...............       67,680
   300   Dynamics Research Co.*...........        5,730
 4,400   Electronic Data Systems Corp. ...       88,880
 1,800   Fiserv, Inc.*....................       65,214
 5,600   Identix, Inc.*...................       29,288
   900   Information Holdings, Inc.*......       18,027
   600   Inforte Corp.*...................        5,040
 1,300   Intuit, Inc.*....................       62,712
 4,000   Jack Henry & Associates, Inc. ...       69,560
   100   Lawson Software, Inc.*...........          709
   500   Manhattan Associates, Inc.*......       12,945
   500   Mantech International Corp.,
           Class A*.......................       12,440
 1,800   MatrixOne, Inc.*.................        8,874
   900   Mercury Computer Systems,
           Inc.*..........................       19,197
 1,700   Mercury Interactive Corp.*.......       77,197
   600   MSC.Software Corp.*..............        4,320
   900   Nassda Corp.*....................        7,083
   203   Network Associates, Inc.*........        2,793
   400   NYFIX, Inc.*.....................        2,240
    14   OneSource Information Systems,
           Inc.*..........................          120
   500   Pec Solutions, Inc.*.............        7,380
 1,000   Pegasystems, Inc.*...............        7,300
 2,600   Perot Systems Corp., Class A*....       26,000
   800   Phoenix Technologies Ltd.*.......        5,016
   400   PLATO Learning, Inc.*............        3,084
   200   ProxyMed, Inc.*..................        3,004
   700   QRS Corp.*.......................        5,950
 2,200   Red Hat, Inc.*...................       22,220
 1,800   Sabre Holdings Corp. ............       38,682
 3,800   SunGard Data Systems, Inc.*......       99,978
   300   Synplicity, Inc.*................        1,770
 2,500   THQ, Inc.*.......................       41,050
   300   Tripos, Inc.*....................        2,541

SHARES                                         VALUE
------                                      -----------
         COMMON STOCKS (CONTINUED)
         SOFTWARE (CONTINUED)
 1,100   TriZetto Group, Inc.*............  $     7,370
 1,300   VitalWorks, Inc.*................        6,825
   964   WatchGuard Technolgies, Inc.*....        5,157
 1,500   Webmethods, Inc.*................       11,970
   700   Websense, Inc.*..................       14,889
   900   Witness Systems, Inc.*...........        4,167
                                            -----------
                                              1,478,026
                                            -----------
         TELEPHONE -- 2.3%
 2,100   Cablevision Systems Corp., Class
           A*.............................       38,010
   900   L-3 Communications Holdings,
           Inc.*..........................       38,925
 4,100   Level 3 Communications, Inc.*....       22,222
 1,100   LodgeNet Entertainment Corp.*....       17,050
   100   Metro One Telecommunications,
           Inc.*..........................          348
   500   NTL, Inc.*.......................       23,560
 1,500   Overture Services, Inc.*.........       39,735
 4,300   SBC Communications, Inc. ........       95,675
 7,100   Verizon Communications, Inc. ....      230,324
                                            -----------
                                                505,849
                                            -----------
         TEXTILES -- 0.9%
 4,900   Cintas Corp. ....................      180,516
   300   Guess?, Inc.*....................        2,670
   400   OshKosh B'Gosh, Inc., Class A....       10,288
 2,000   Skechers U.S.A., Inc., Class
           A*.............................       14,840
   200   Tropical Sportswear International
           Corp.*.........................          910
                                            -----------
                                                209,224
                                            -----------
         TRANSPORTATION -- 2.1%
 2,200   Kansas City Southern Industries,
           Inc.*..........................       24,354
 7,000   United Parcel Service, Inc.,
           Class B........................      446,600
                                            -----------
                                                470,954
                                            -----------
         TRAVEL & ENTERTAINMENT -- 3.0%
   500   Ameristar Casinos, Inc.*.........       12,520
 1,000   ARAMARK Corp., Class B*..........       25,030
   400   Argosy Gaming Co.*...............        9,760
   400   Champps Entertainment, Inc.*.....        2,648
 1,600   Cheesecake Factory, Inc.*........       57,872
 2,000   CKE Restaurants, Inc.*...........       12,900
 2,600   Darden Restaurants, Inc. ........       49,400
 2,700   Extended Stay America, Inc.*.....       40,311
 1,400   Harrah's Entertainment, Inc. ....       58,954
 8,600   Hilton Hotels Corp. .............      139,492
 3,200   Krispy Kreme Doughnuts, Inc.*....      123,200
 1,400   MGM MIRAGE*......................       51,170
   300   Peet's Coffee & Tea, Inc.*.......        5,865
   500   Penn National Gaming, Inc.*......       10,660
 3,000   Six Flags, Inc.*.................       15,780
 1,500   Westwood One, Inc.*..............       45,285
                                            -----------
                                                660,847
                                            -----------
         WHOLESALE -- 1.7%
 1,000   AAR Corp.*.......................        8,020
   500   Advanced Marketing Services,
           Inc. ..........................        5,110
   200   AmerisourceBergen Corp. .........       10,810
 3,400   Arrow Electronics, Inc.*.........       62,526
   300   Cantel Medical Corp.*............        4,002
 2,500   Cardinal Health, Inc. ...........      145,975
   400   NuCo2, Inc.*.....................        4,408

              See accompanying notes to the financial statements.

AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED) -- SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

SHARES                                         VALUE
------                                      -----------
         COMMON STOCKS (CONTINUED)
         WHOLESALE (CONTINUED)
 1,700   Patterson Dental Co.*............  $    97,886
 1,300   Priority Healthcare Corp., Class
           B*.............................       26,702
                                            -----------
                                                365,439
                                            -----------
         TOTAL SECURITIES SOLD SHORT
           (PROCEEDS $17,909,581) 87.4%...  $19,332,986
                                            ===========

---------------

*  Non-income producing security.

              See accompanying notes to the financial statements.

                      (This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                          AXA ROSENBERG                       AXA ROSENBERG
                                            U.S. SMALL      AXA ROSENBERG       U.S. LARGE
                                          CAPITALIZATION    U.S. DISCOVERY    CAPITALIZATION
                                               FUND              FUND              FUND
                                          --------------    --------------    --------------
ASSETS:
Investments, at cost*...................   $790,079,639      $41,309,255       $36,471,619
                                           ============      ===========       ===========
Investments, at value*..................   $965,754,628      $49,142,445       $37,576,065
Deposits with broker and custodian bank
 for securities sold short..............             --               --                --
Repurchase agreements, at cost..........     17,906,000               --                --
Cash....................................          5,861               --            36,640
Foreign currency, at value**............             --               --                --
Dividends and interest receivable.......        809,510           36,731            17,104
Receivable for capital shares issued....         78,771              118                --
Receivable for securities sold short....             --               --                --
Receivable for investments sold.........      9,253,910          464,082           690,935
Receivable for foreign currency
 contracts..............................             --               --                --
Reclaims receivable.....................             --               --                --
Receivable from Manager.................             --               --            38,948
Prepaid expenses........................         54,171           12,532            13,907
                                           ------------      -----------       -----------
 Total Assets...........................    993,862,851       49,655,908        38,373,599
                                           ------------      -----------       -----------
LIABILITIES:
Securities sold short, proceeds.........   $         --      $        --       $        --
                                           ============      ===========       ===========
Securities sold short...................   $         --      $        --       $        --
Payable to custodian....................             --          156,339                --
Payable for investments purchased.......     11,918,281          217,974           731,371
Payable for foreign currency contracts..             --               --                --
Payable to cover securities sold short..             --               --                --
Payable for capital shares redeemed.....         54,817               --                --
Payable for return of collateral
 received for securities on loan........     25,684,030               --                --
Accrued expenses and other liabilities:
 Manager fees...........................        722,967           14,987                --
 Distribution fees......................         49,243            1,329               176
 Other accrued expenses.................        410,391           18,895            57,416
                                           ------------      -----------       -----------
 Total Liabilities......................     38,839,729          409,524           788,963
                                           ------------      -----------       -----------
NET ASSETS..............................   $955,023,122      $49,246,384       $37,584,636
                                           ============      ===========       ===========

NET ASSETS CONSIST OF:
Capital.................................   $770,418,694      $40,946,608       $37,739,704
Accumulated net investment
 income/(loss)..........................      1,797,129          120,877            61,902
Accumulated net realized gains/(losses)
 on investments and securities sold
 short..................................      7,132,310          345,709        (1,321,416)
Net unrealized
 appreciation/(depreciation) on foreign
 currency transactions..................             --               --                --
Net unrealized
 appreciation/(depreciation) on short
 sales..................................             --               --                --
Net unrealized
 appreciation/(depreciation) on
 investments............................    175,674,989        7,833,190         1,104,446
                                           ------------      -----------       -----------
NET ASSETS..............................   $955,023,122      $49,246,384       $37,584,636
                                           ============      ===========       ===========

INSTITUTIONAL SHARES:
Net Assets..............................   $721,300,574      $46,265,490       $37,196,847
Shares Outstanding......................     63,324,539        3,804,130         3,907,160
Net Asset Value, Offering Price and
 Redemption Price per Share.............   $      11.39      $     12.16       $      9.52
                                           ============      ===========       ===========

ADVISER SHARES:
Net Assets..............................   $ 34,741,156      $        --       $        --
Shares Outstanding......................      3,075,843               --                --
Net Asset Value, Offering Price and
 Redemption Price per Share.............   $      11.29      $        --       $        --
                                           ============      ===========       ===========

INVESTOR SHARES:
Net Assets..............................   $198,981,392      $   222,090       $    96,195
Shares Outstanding......................     17,682,310           18,352            10,089
Net Asset Value, Offering Price and
 Redemption Price per Share.............   $      11.25      $     12.10       $      9.53
                                           ============      ===========       ===========

CLASS A SHARES:
Net Assets..............................   $         --      $ 2,468,491       $   199,362
Shares Outstanding......................             --          204,782            21,008
Net Asset Value and Redemption Price per
 Share..................................   $         --      $     12.05       $      9.49
                                           ============      ===========       ===========
Class A Shares -- Maximum Sales Charge..             --             5.50%             5.50%
                                           ------------      -----------       -----------
Maximum Offering Price Per Share
 (100%/(100% -- Maximum Sales Charge) of
 net asset value adjusted to the nearest
 cent)..................................   $         --      $     12.75       $     10.04
                                           ============      ===========       ===========

CLASS B SHARES:
Net Assets..............................   $         --      $   290,313       $    92,232
Shares Outstanding......................             --           24,320             9,764
Net Asset Value and Offering Price per
 Share***...............................   $         --      $     11.94       $      9.45
                                           ============      ===========       ===========

CLASS C SHARES:
Net Assets..............................   $         --      $        --       $        --
Shares Outstanding......................             --               --                --
Net Asset Value and Offering Price per
 Share***...............................   $         --      $        --       $        --
                                           ============      ===========       ===========
Class C Shares -- Maximum Sales Charge..             --               --                --
                                           ------------      -----------       -----------
Maximum Offering Price Per Share
 (100%/(100% -- Maximum Sales Charge) of
 net asset value adjusted to the nearest
 cent)..................................   $         --      $        --       $        --
                                           ============      ===========       ===========

---------------

*    Includes securities on loan of $25,436,730 for the AXA
     Rosenberg U.S. Small Capitalization Fund.
**   Foreign currency at cost for AXA Rosenberg International
     Equity Fund, AXA Rosenberg International Small
     Capitalization Fund, and AXA Rosenberg European Fund was
     $188,996, $1,233,664 and $79,156, respectively.
*** Redemption price per share varies by the length of time that the shares are held.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------

                                                         AXA ROSENBERG      AXA ROSENBERG
                                         AXA ROSENBERG   INTERNATIONAL      INTERNATIONAL       AXA ROSENBERG
                                           ENHANCED         EQUITY       SMALL CAPITALIZATION     EUROPEAN
                                           500 FUND          FUND                FUND               FUND
                                         -------------   -------------   --------------------   -------------
ASSETS:
Investments, at cost....................  $ 5,872,784     $ 7,776,306        $64,481,554         $ 6,433,631
                                          ===========     ===========        ===========         ===========
Investments, at value *.................  $ 5,746,849     $ 8,528,613        $76,701,302         $ 7,060,939
Deposits with broker and custodian bank
 for securities sold short..............           --              --                 --                  --
Repurchase agreements, at cost..........       99,255              --          5,722,000                  --
Cash....................................           --          68,201                623                  --
Foreign currency, at value **...........           --         189,640          1,263,335              81,038
Dividends and interest receivable.......        6,509          24,833            152,235              19,321
Receivable for capital shares issued....           --              --             91,997                  --
Receivable for securities sold short....           --              --                 --                  --
Receivable for investments sold.........       47,886         213,624             62,229               1,706
Receivable for foreign currency
 contracts..............................           --              --                 29                  --
Reclaims receivable.....................           --           6,413             39,362               9,139
Receivable from Manager.................       13,362          38,972                 35              27,279
Prepaid expenses........................       18,855           9,327             16,987              14,513
                                          -----------     -----------        -----------         -----------
 Total Assets...........................    5,932,716       9,079,623         84,050,134           7,213,935
                                          -----------     -----------        -----------         -----------
LIABILITIES:
Securities sold short proceeds..........  $        --     $        --        $        --         $        --
                                          ===========     ===========        ===========         ===========
Securities sold short...................  $        --     $        --        $        --         $        --
Payable to custodian....................           --              --                 --              15,948
Payable for investments purchased.......       45,719          38,193          1,051,052               5,960
Payable for foreign currency
 contracts..............................           --           5,059                 --                  --
Payable to cover securities sold
 short..................................           --              --                 --                  --
Payable for capital shares redeemed.....           --              --              2,667                  --
Payable for return of collateral
 received for securities on loan........           --              --                 --                  --
ACCRUED EXPENSES AND OTHER LIABILITIES:
 Manager fees...........................           --              --                 --                  --
 Distribution fees......................          869             239              7,504                   8
 Other accrued expenses.................           --          14,612             54,535               2,928
                                          -----------     -----------        -----------         -----------
 Total Liabilities......................       46,588          58,103          1,115,758              24,844
                                          -----------     -----------        -----------         -----------
NET ASSETS..............................  $ 5,886,128     $ 9,021,520        $82,934,376         $ 7,189,091
                                          ===========     ===========        ===========         ===========
NET ASSETS CONSIST OF:
Capital.................................  $ 7,383,801     $12,432,922        $75,608,277         $ 7,660,785
Accumulated net investment
 income/(loss)..........................       29,165         109,990            664,878             126,221
Accumulated net realized gains/(losses)
 on investments and securities sold
 short..................................   (1,400,903)     (4,272,537)        (5,593,510)         (1,228,275)
Net unrealized
 appreciation/(depreciation) on foreign
 currency transactions..................           --          (1,162)            34,983               3,052
Net unrealized
 appreciation/(depreciation) on short
 sales..................................           --              --                 --                  --
Net unrealized
 appreciation/(depreciation) on
 investments............................     (125,935)        752,307         12,219,748             627,308
                                          -----------     -----------        -----------         -----------
NET ASSETS..............................  $ 5,886,128     $ 9,021,520        $82,934,376         $ 7,189,091
                                          ===========     ===========        ===========         ===========
INSTITUTIONAL SHARES:
Net Assets..............................  $ 4,014,410     $ 8,099,999        $43,798,348         $ 7,176,614
Shares Outstanding......................      579,955       1,151,937          3,916,262             768,818
Net Asset Value, Offering Price and
 Redemption Price per Share.............  $      6.92     $      7.03        $     11.18         $      9.33
                                          ===========     ===========        ===========         ===========
ADVISER SHARES:
Net Assets..............................  $        --     $        --        $        --         $        --
Shares Outstanding......................           --              --                 --                  --
Net Asset Value, Offering Price and
 Redemption Price per Share.............  $        --     $        --        $        --         $        --
                                          ===========     ===========        ===========         ===========
INVESTOR SHARES:
Net Assets..............................  $    14,839     $   785,353        $38,576,797         $        --
Shares Outstanding......................        2,125         111,543          3,475,095                  --
Net Asset Value, Offering Price and
 Redemption Price per Share.............  $      6.98     $      7.04        $     11.10         $        --
                                          ===========     ===========        ===========         ===========
CLASS A SHARES:
Net Assets..............................  $ 1,285,630     $   123,050        $   479,507         $     8,752
Shares Outstanding......................      187,485          17,631             43,157                 942
Net Asset Value and Redemption Price per
 Share..................................  $      6.86     $      6.98        $     11.11         $      9.29
                                          ===========     ===========        ===========         ===========
Class A Shares -- Maximum Sales
 Charge.................................         3.00%           5.50%              5.50%               5.50%
                                          -----------     -----------        -----------         -----------
Maximum Offering Price Per Share
 (100%/(100% -- Maximum Sales Charge) of
 net asset value adjusted to the nearest
 cent)..................................  $      7.07     $      7.39        $     11.76         $      9.83
                                          ===========     ===========        ===========         ===========
CLASS B SHARES:
Net Assets..............................  $   571,249     $    13,118        $    79,724         $     3,725
Shares Outstanding......................       83,861           1,892              7,227                 403
Net Asset Value and Offering Price per
 Share ***..............................  $      6.81     $      6.93        $     11.03         $      9.24
                                          ===========     ===========        ===========         ===========
CLASS C SHARES:
Net Assets..............................  $        --     $        --        $        --         $        --
Shares Outstanding......................           --              --                 --                  --
Net Asset Value and Offering Price per
 Share ***..............................  $        --     $        --        $        --         $        --
                                          ===========     ===========        ===========         ===========
Class C Shares -- Maximum Sales
 Charge.................................           --              --                 --                  --
                                          -----------     -----------        -----------         -----------
Maximum Offering Price Per Share
 (100%/(100% -- Maximum Sales Charge) of
 net asset value adjusted to the nearest
 cent)..................................  $        --     $        --        $        --         $        --
                                          ===========     ===========        ===========         ===========

                                             AXA ROSENBERG        AXA ROSENBERG       AXA ROSENBERG
                                             U.S. LARGE/MID        VALUE LONG/        GLOBAL LONG/
                                          CAPITALIZATION LONG/     SHORT EQUITY       SHORT EQUITY
                                           SHORT EQUITY FUND           FUND               FUND
                                          --------------------    -------------       -------------
ASSETS:
Investments, at cost....................      $26,839,968          $ 75,060,207        $16,301,540
                                              ===========          ============        ===========
Investments, at value *.................      $30,118,301          $ 99,960,115        $20,049,684
Deposits with broker and custodian bank
 for securities sold short..............       30,469,422            96,907,051         19,332,611
Repurchase agreements, at cost..........        4,666,467             8,919,687          2,408,330
Cash....................................               --                    --                 --
Foreign currency, at value **...........               --                    --                 --
Dividends and interest receivable.......           36,449                90,266             17,644
Receivable for capital shares issued....            4,000                15,550             12,550
Receivable for securities sold short....               --             2,585,248            108,757
Receivable for investments sold.........          537,414               743,040            339,706
Receivable for foreign currency
 contracts..............................               --                    --                 --
Reclaims receivable.....................               --                    --                 --
Receivable from Manager.................               --                    --                 --
Prepaid expenses........................           28,065                29,791             21,309
                                              -----------          ------------        -----------
 Total Assets...........................       65,860,118           209,250,748         42,290,591
                                              -----------          ------------        -----------
LIABILITIES:
Securities sold short proceeds..........      $27,178,740          $ 96,406,174        $17,909,581
                                              ===========          ============        ===========
Securities sold short...................      $29,635,406          $ 98,587,543        $19,332,986
Payable to custodian....................               --                    --                 --
Payable for investments purchased.......          966,393             1,266,053            694,653
Payable for foreign currency
 contracts..............................               --                    --                 --
Payable to cover securities sold
 short..................................          559,819               487,685            110,085
Payable for capital shares redeemed.....            7,622                 2,093                 --
Payable for return of collateral
 received for securities on loan........               --                    --                 --
ACCRUED EXPENSES AND OTHER LIABILITIES:
 Manager fees...........................           15,656               126,372             16,807
 Distribution fees......................            2,423                 7,020              2,205
 Other accrued expenses.................           65,079               181,819             21,262
                                              -----------          ------------        -----------
 Total Liabilities......................       31,252,398           100,658,585         20,177,998
                                              -----------          ------------        -----------
NET ASSETS..............................      $34,607,720          $108,592,163        $22,112,593
                                              ===========          ============        ===========
NET ASSETS CONSIST OF:
Capital.................................      $37,162,118          $153,414,954        $22,965,414
Accumulated net investment
 income/(loss)..........................         (131,284)             (242,828)          (121,382)
Accumulated net realized gains/(losses)
 on investments and securities sold
 short..................................       (3,244,781)          (67,298,502)        (3,056,178)
Net unrealized
 appreciation/(depreciation) on foreign
 currency transactions..................               --                    --                 --
Net unrealized
 appreciation/(depreciation) on short
 sales..................................       (2,456,666)           (2,181,369)        (1,423,405)
Net unrealized
 appreciation/(depreciation) on
 investments............................        3,278,333            24,899,908          3,748,144
                                              -----------          ------------        -----------
NET ASSETS..............................      $34,607,720          $108,592,163        $22,112,593
                                              ===========          ============        ===========
INSTITUTIONAL SHARES:
Net Assets..............................      $24,776,870          $ 82,991,473        $12,282,340
Shares Outstanding......................        2,337,886             8,686,371          1,106,606
Net Asset Value, Offering Price and
 Redemption Price per Share.............      $     10.60          $       9.55        $     11.10
                                              ===========          ============        ===========
ADVISER SHARES:
Net Assets..............................      $        --          $         --        $        --
Shares Outstanding......................               --                    --                 --
Net Asset Value, Offering Price and
 Redemption Price per Share.............      $        --          $         --        $        --
                                              ===========          ============        ===========
INVESTOR SHARES:
Net Assets..............................      $ 8,894,794          $ 22,849,345        $ 9,089,733
Shares Outstanding......................          833,115             2,404,565            823,735
Net Asset Value, Offering Price and
 Redemption Price per Share.............      $     10.68          $       9.50        $     11.03
                                              ===========          ============        ===========
CLASS A SHARES:
Net Assets..............................      $   545,750          $  1,397,747        $   476,541
Shares Outstanding......................           51,886               147,592             43,292
Net Asset Value and Redemption Price per
 Share..................................      $     10.52          $       9.47        $     11.01
                                              ===========          ============        ===========
Class A Shares -- Maximum Sales
 Charge.................................             5.50%                 5.50%              5.50%
                                              -----------          ------------        -----------
Maximum Offering Price Per Share
 (100%/(100% -- Maximum Sales Charge) of
 net asset value adjusted to the nearest
 cent)..................................      $     11.13          $      10.02        $     11.65
                                              ===========          ============        ===========
CLASS B SHARES:
Net Assets..............................      $   149,164          $    636,101        $   180,660
Shares Outstanding......................           14,278                67,745             16,577
Net Asset Value and Offering Price per
 Share ***..............................      $     10.45          $       9.39        $     10.90
                                              ===========          ============        ===========
CLASS C SHARES:
Net Assets..............................      $   241,142          $    717,497        $    83,319
Shares Outstanding......................           23,053                76,284              7,630
Net Asset Value and Offering Price per
 Share ***..............................      $     10.46          $       9.41        $     10.92
                                              ===========          ============        ===========
Class C Shares -- Maximum Sales
 Charge.................................             1.00%                 1.00%              1.00%
                                              -----------          ------------        -----------
Maximum Offering Price Per Share
 (100%/(100% -- Maximum Sales Charge) of
 net asset value adjusted to the nearest
 cent)..................................      $     10.57          $       9.51        $     11.03
                                              ===========          ============        ===========

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                               AXA                AXA                AXA
                                            ROSENBERG          ROSENBERG          ROSENBERG
                                            U.S. SMALL            U.S.            U.S. LARGE
                                          CAPITALIZATION       DISCOVERY        CAPITALIZATION
                                               FUND               FUND               FUND
                                          --------------     --------------     --------------

INVESTMENT INCOME:
 Dividends *............................   $  6,570,882        $  340,502         $  144,068
 Interest...............................         21,618               713                295
 Securities lending.....................        249,305                --                 --
                                           ------------        ----------         ----------
 Total Investment Income................      6,841,805           341,215            144,363
                                           ------------        ----------         ----------
EXPENSES:
 Manager fees...........................      3,700,042           173,597             74,926
 Administration fees....................        295,646            13,715              7,008
 Distribution fees (Investor Shares)....        215,882               280                188
 Distribution fees (Class A Shares).....             --             5,403                396
 Distribution fees (Class B Shares).....             --             1,114                300
 Distribution fees (Class C Shares).....             --                --                 --
 Service fees (Adviser Shares)..........         39,111                --                 --
 Professional fees......................        197,009             8,660              7,014
 Custodian fees.........................        149,268            58,393             49,245
 Fund accounting fees...................         36,870            44,325             53,935
 Registration and filing fees...........         23,095             9,549             13,273
 Transfer agent fees....................        136,084             6,619             10,620
 Trustees' fees.........................         71,724             3,260              3,079
 Dividend expense for securities sold
 short..................................             --                --                 --
 Other expenses.........................        131,408             8,581              8,252
 Recoupment of prior expenses reimbursed
 by the Manager.........................         48,537                --                 --
                                           ------------        ----------         ----------
 Total expenses before
 waivers/reimbursements.................      5,044,676           333,496            228,236
 Less expenses waived/reimbursed by the
 Manager................................             --          (104,754)          (127,387)
                                           ------------        ----------         ----------
 Net Expenses...........................      5,044,676           228,742            100,849
                                           ------------        ----------         ----------
 NET INVESTMENT INCOME/(LOSS)...........      1,797,129           112,473             43,514
                                           ------------        ----------         ----------
NET REALIZED GAINS/(LOSSES) FROM:
 Investments............................     38,409,358         1,009,906             88,676
 Foreign currency transactions..........             --                --                 --
 Securities sold short..................             --                --                 --
CHANGE IN UNREALIZED
 APPRECIATION/(DEPRECIATION) FROM:
 Investments............................    142,047,840         6,922,717          1,895,006
 Foreign currency transactions..........             --                --                 --
 Securities sold short..................             --                --                 --
                                           ------------        ----------         ----------
 NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS, FOREIGN
 CURRENCY TRANSACTIONS AND SECURITIES
 SOLD SHORT.............................    180,457,198         7,932,623          1,983,682
                                           ------------        ----------         ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................   $182,254,327        $8,045,096         $2,027,196
                                           ============        ==========         ==========

---------------

* Net of foreign withholding tax for AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, and AXA Rosenberg European Fund was $15,533, $126,366 and $19,332, respectively.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------

                                                                             AXA                                AXA
                                                             AXA          ROSENBERG                          ROSENBERG
                                             AXA          ROSENBERG     INTERNATIONAL          AXA         U.S. LARGE/MID
                                          ROSENBERG     INTERNATIONAL       SMALL           ROSENBERG      CAPITALIZATION
                                         ENHANCED 500      EQUITY       CAPITALIZATION      EUROPEAN         LONG/SHORT
                                             FUND           FUND             FUND             FUND          EQUITY FUND
                                         ------------   -------------   --------------   ---------------   --------------

INVESTMENT INCOME:
   Dividends *..........................   $ 42,115      $  130,238      $   914,730     $     142,716      $   282,177
 Interest...............................        379              95            2,005                --          177,216
 Securities lending.....................         --              --               --                --               --
                                           --------      ----------      -----------     ---------------    -----------
 Total Investment Income................     42,494         130,333          916,735           142,716          459,393
                                           --------      ----------      -----------     ---------------    -----------
EXPENSES:
 Manager fees...........................     12,708          34,577          286,166            25,643          199,999
 Administration fees....................      1,837           2,940           20,339             2,479           14,760
 Distribution fees (Investor Shares)....          2             535           32,236                --           17,016
 Distribution fees (Class A Shares).....      2,686             238              520                21            1,289
 Distribution fees (Class B Shares).....        595              56              224                19              674
 Distribution fees (Class C Shares).....         --              --               --                --              950
 Service fees (Adviser Shares)..........         --              --               --                --               --
 Professional fees......................      1,368           3,090            6,403             1,450            8,099
 Custodian fees.........................        936          82,484          251,316            55,795           12,318
 Fund accounting fees...................     34,459          42,420           49,697            35,448           38,291
 Registration and filing fees...........      8,124           7,564           12,573            11,836           22,970
 Transfer agent fees....................      6,495           7,368           12,674             5,820           13,508
 Trustees' fees.........................        635           1,713            4,105               574            3,038
 Dividend expense for securities sold
 short..................................         --              --               --                --          318,462
 Other expenses.........................      3,075           3,662           14,554             3,171            8,412
 Recoupment of prior expenses reimbursed
 by the Manager.........................         --              --               --                --               --
                                           --------      ----------      -----------     ---------------    -----------
 Total expenses before
 waivers/reimbursements.................     72,920         186,647          690,807           142,256          659,786
 Less expenses waived/reimbursed by the
 Manager................................    (50,558)       (130,848)        (224,923)          (99,435)         (69,109)
                                           --------      ----------      -----------     ---------------    -----------
 Net Expenses...........................     22,362          55,799          465,884            42,821          590,677
                                           --------      ----------      -----------     ---------------    -----------
NET INVESTMENT INCOME/(LOSS)............     20,132          74,534          450,851            99,895         (131,284)
                                           --------      ----------      -----------     ---------------    -----------
NET REALIZED GAINS/(LOSSES) FROM:
 Investments............................    (25,822)        (69,817)       3,225,504           (63,548)       3,561,288
 Foreign currency transactions..........         --           8,068           68,961             2,390               --
 Securities sold short..................         --              --               --                --       (5,210,738)
CHANGE IN UNREALIZED
 APPRECIATION/(DEPRECIATION) FROM:
 Investments............................    701,324       1,767,584       14,904,208         1,488,920        2,632,138
 Foreign currency transactions..........         --          (1,849)          (7,833)            6,406               --
 Securities sold short..................         --              --               --                --       (4,312,847)
                                           --------      ----------      -----------     ---------------    -----------
Net Realized and Unrealized
 Gains/(Losses) on Investments, Foreign
 Currency Transactions and Securities
 Sold Short.............................    675,502       1,703,986       18,190,840         1,434,168       (3,330,159)
                                           --------      ----------      -----------     ---------------    -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................   $695,634      $1,778,520      $18,641,691     $   1,534,063      $(3,461,443)
                                           ========      ==========      ===========     ===============    ===========


                                               AXA                AXA
                                            ROSENBERG          ROSENBERG
                                              VALUE             GLOBAL
                                            LONG/SHORT        LONG/SHORT
                                           EQUITY FUND        EQUITY FUND
                                          --------------   -----------------
INVESTMENT INCOME:
   Dividends *..........................  $   977,832         $   120,628
 Interest...............................      496,620              95,187
 Securities lending.....................           --                  --
                                          --------------      -----------
 Total Investment Income................    1,474,452             215,815
                                          --------------      -----------
EXPENSES:
 Manager fees...........................      923,647             172,493
 Administration fees....................       45,319               8,425
 Distribution fees (Investor Shares)....       41,263              12,054
 Distribution fees (Class A Shares).....        4,858                 911
 Distribution fees (Class B Shares).....        6,265                 898
 Distribution fees (Class C Shares).....        2,365                 416
 Service fees (Adviser Shares)..........           --                  --
 Professional fees......................       24,326               3,432
 Custodian fees.........................       29,342               6,615
 Fund accounting fees...................       63,768              51,211
 Registration and filing fees...........       22,941              17,686
 Transfer agent fees....................       34,819              11,536
 Trustees' fees.........................       10,021               1,236
 Dividend expense for securities sold
 short..................................      578,757             133,171
 Other expenses.........................       21,589               5,544
 Recoupment of prior expenses reimbursed
 by the Manager.........................           --                  --
                                          --------------      -----------
 Total expenses before
 waivers/reimbursements.................    1,809,280             425,628
 Less expenses waived/reimbursed by the
 Manager................................      (92,000)            (88,431)
                                          --------------      -----------
 Net Expenses...........................    1,717,280             337,197
                                          --------------      -----------
NET INVESTMENT INCOME/(LOSS)............     (242,828)           (121,382)
                                          --------------      -----------
NET REALIZED GAINS/(LOSSES) FROM:
 Investments............................  (23,612,271)          1,935,421
 Foreign currency transactions..........           --                  --
 Securities sold short..................    8,724,692          (3,565,408)
CHANGE IN UNREALIZED
 APPRECIATION/(DEPRECIATION) FROM:
 Investments............................   19,436,524           2,710,109
 Foreign currency transactions..........           --                  --
 Securities sold short..................  (16,260,521)         (2,561,788)
                                          --------------      -----------
Net Realized and Unrealized
 Gains/(Losses) on Investments, Foreign
 Currency Transactions and Securities
 Sold Short.............................  (11,711,576)         (1,481,666)
                                          --------------      -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................  $(11,954,404  )     $(1,603,048)
                                          ==============      ===========

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     AXA ROSENBERG
                                                       U.S. SMALL                          AXA ROSENBERG
                                                  CAPITALIZATION FUND                   U.S. DISCOVERY FUND
                                          ------------------------------------    -------------------------------
                                          SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED    YEAR ENDED
                                           SEPTEMBER 30,         MARCH 31,         SEPTEMBER 30,       MARCH 31,
                                               2003*                2003               2003*             2003
                                          ----------------    ----------------    ----------------    -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income/(loss)...........    $  1,797,129       $   1,527,091        $   112,473       $    30,727
 Net realized gains/(losses) from:
 Investments............................      38,409,358         (30,304,213)         1,009,906          (541,866)
 Foreign currency transactions..........              --                  --                 --                --
 Change in unrealized
 appreciation/(depreciation) from:
 Investments............................     142,047,840         (84,417,134)         6,922,717           455,776
 Foreign currency transactions..........              --                  --                 --                --
                                            ------------       -------------        -----------       -----------
 Change in net assets resulting from
 operations.............................     182,254,327        (113,194,256)         8,045,096           (55,363)
                                            ------------       -------------        -----------       -----------
DIVIDENDS TO SHAREHOLDERS FROM:
 Net investment income
 Institutional Shares...................              --          (1,356,926)                --           (21,919)
 Adviser Shares.........................              --             (50,408)                --                --
 Investor Shares........................              --            (132,067)                --                --
 Class A Shares.........................              --                  --                 --            (1,083)
 Class B Shares.........................              --                  --                 --                --
                                            ------------       -------------        -----------       -----------
                                                      --          (1,539,401)                --           (23,002)
                                            ------------       -------------        -----------       -----------
 Net realized gains on investments
 Institutional Shares...................              --         (13,360,500)                --                --
 Adviser Shares.........................              --            (689,295)                --                --
 Investor Shares........................              --          (3,810,737)                --                --
                                            ------------       -------------        -----------       -----------
                                                      --         (17,860,532)                --                --
                                            ------------       -------------        -----------       -----------
 Change in net assets resulting from
 dividends..............................              --         (19,399,933)                --           (23,002)
                                            ------------       -------------        -----------       -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued
 Institutional Shares...................     141,603,425         203,630,683         21,292,485        17,635,651
 Adviser Shares.........................       7,978,028          22,546,760                 --                --
 Investor Shares........................      40,468,575         114,212,797            404,222           490,830
 Class A Shares.........................              --                  --            445,256         2,256,477
 Class B Shares.........................              --                  --             94,661           105,800
                                            ------------       -------------        -----------       -----------
                                             190,050,028         340,390,240         22,236,624        20,488,758
                                            ------------       -------------        -----------       -----------
 Dividends reinvested
 Institutional Shares...................              --          14,008,771                 --             5,572
 Adviser Shares.........................              --             587,088                 --                --
 Investor Shares........................              --           3,710,726                 --                --
 Class A Shares.........................              --                  --                 --             1,076
 Class B Shares.........................              --                  --                 --                --
                                            ------------       -------------        -----------       -----------
                                                      --          18,306,585                 --             6,648
                                            ------------       -------------        -----------       -----------
 Cost of shares redeemed
 Institutional Shares...................     (44,357,504)       (111,387,624)        (1,091,467)       (2,146,307)
 Adviser Shares.........................      (6,327,357)        (10,002,238)                --                --
 Investor Shares........................     (15,882,494)        (63,775,926)          (325,099)         (451,560)
 Class A Shares.........................              --                  --           (196,204)         (405,833)
 Class B Shares.........................              --                  --             (2,636)               --
                                            ------------       -------------        -----------       -----------
                                             (66,567,355)       (185,165,788)        (1,615,406)       (3,003,700)
                                            ------------       -------------        -----------       -----------
 Change in net assets from capital
 transactions...........................     123,482,673         173,531,037         20,621,218        17,491,706
                                            ------------       -------------        -----------       -----------
Change in net assets....................     305,737,000          40,936,848         28,666,314        17,413,341

NET ASSETS:
 Beginning of period....................     649,286,122         608,349,274         20,580,070         3,166,729
                                            ------------       -------------        -----------       -----------
 End of period..........................    $955,023,122       $ 649,286,122        $49,246,384       $20,580,070
                                            ============       =============        ===========       ===========
Accumulated net investment income.......    $  1,797,129       $          --        $   120,877       $     8,404
                                            ============       =============        ===========       ===========

---------------

*    Unaudited.
**   From commencement of operations.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------

                                                    AXA ROSENBERG
                                                     U.S. LARGE                          AXA ROSENBERG
                                                 CAPITALIZATION FUND                   ENHANCED 500 FUND
                                         -----------------------------------   ----------------------------------
                                         SIX MONTHS ENDED   JUNE 20, 2002 TO   SIX MONTHS ENDED     YEAR ENDED
                                          SEPTEMBER 30,        MARCH 31,        SEPTEMBER 30,        MARCH 31,
                                              2003*              2003**             2003*              2003
                                         ----------------   ----------------   ----------------   ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income/(loss)..........   $    43,514        $    71,959         $   20,132      $    38,567
  Net realized gains/(losses) from:
    Investments.........................        88,676         (1,410,092)           (25,822)        (557,474)
    Foreign currency transactions.......            --                 --                 --               --
Change in unrealized
 appreciation/(depreciation) from:
    Investments.........................     1,895,006           (790,560)           701,324         (521,341)
    Foreign currency transactions.......            --                 --                 --               --
                                           -----------        -----------         ----------      ---------------
    Change in net assets resulting from
       operations.......................     2,027,196         (2,128,693)           695,634       (1,040,248)
                                           -----------        -----------         ----------      ---------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Institutional Shares................            --            (54,997)                --          (33,051)
    Adviser Shares......................            --                 --                 --               --
    Investor Shares.....................            --                 --                 --               --
    Class A Shares......................            --                 (2)                --             (337)
    Class B Shares......................            --                 (1)                --             (612)
                                           -----------        -----------         ----------      ---------------
                                                    --            (55,000)                --          (34,000)
                                           -----------        -----------         ----------      ---------------
  Net realized gains on investments
    Institutional Shares................            --                 --                 --               --
    Adviser Shares......................            --                 --                 --               --
    Investor Shares.....................            --                 --                 --               --
                                           -----------        -----------         ----------      ---------------
                                                    --                 --                 --               --
                                           -----------        -----------         ----------      ---------------
    Change in net assets resulting from
       dividends........................            --            (55,000)                --          (34,000)
                                           -----------        -----------         ----------      ---------------
CAPITAL TRANSACTIONS:
Proceeds from shares issued
    Institutional Shares................    21,444,738         16,564,216            137,615          168,935
    Adviser Shares......................            --                 --                 --               --
    Investor Shares.....................       156,109          1,856,818             15,063               --
    Class A Shares......................       184,186              1,010            328,199          880,633
    Class B Shares......................        88,194              1,010            522,114           79,961
                                           -----------        -----------         ----------      ---------------
                                            21,873,227         18,423,054          1,002,991        1,129,529
                                           -----------        -----------         ----------      ---------------
Dividends reinvested
    Institutional Shares................            --              6,795                 --            3,088
    Adviser Shares......................            --                 --                 --               --
    Investor Shares.....................            --                 --                 --               --
    Class A Shares......................            --                  2                 --              337
    Class B Shares......................            --                  1                 --              612
                                           -----------        -----------         ----------      ---------------
                                                    --              6,798                 --            4,037
                                           -----------        -----------         ----------      ---------------
Cost of shares redeemed
    Institutional Shares................      (694,388)            (2,633)           (98,874)         (46,561)
    Adviser Shares......................            --                 --                 --               --
    Investor Shares.....................      (767,924)        (1,097,001)                --               --
    Class A Shares......................            --                 --               (782)            (796)
    Class B Shares......................            --                 --                 --          (24,040)
                                           -----------        -----------         ----------      ---------------
                                            (1,462,312)        (1,099,634)           (99,656)         (71,397)
                                           -----------        -----------         ----------      ---------------
    Change in net assets from capital
       transactions.....................    20,410,915         17,330,218            903,335        1,062,169
                                           -----------        -----------         ----------      ---------------
Change in net assets....................    22,438,111         15,146,525          1,598,969          (12,079)

NET ASSETS:
  Beginning of period...................    15,146,525                 --          4,287,159        4,299,238
                                           -----------        -----------         ----------      ---------------
  End of period.........................   $37,584,636        $15,146,525         $5,886,128      $ 4,287,159
                                           ===========        ===========         ==========      ===============
Accumulated net investment income.......   $    61,902        $    18,388         $   29,165      $     9,033
                                           ===========        ===========         ==========      ===============

                                                  AXA ROSENBERG
                                                  INTERNATIONAL
                                                   EQUITY FUND
                                          ------------------------------
                                          SIX MONTHS ENDED   YEAR ENDED
                                           SEPTEMBER 30,      MARCH 31,
                                               2003*            2003
                                          ----------------   -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income/(loss)..........    $    74,534      $    89,193
  Net realized gains/(losses) from:
    Investments.........................        (69,817)      (1,186,538)
    Foreign currency transactions.......          8,068           27,463
Change in unrealized
 appreciation/(depreciation) from:
    Investments.........................      1,767,584         (586,855)
    Foreign currency transactions.......         (1,849)             300
                                            -----------      -----------
    Change in net assets resulting from
       operations.......................      1,778,520       (1,656,437)
                                            -----------      -----------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Institutional Shares................             --          (76,863)
    Adviser Shares......................             --               --
    Investor Shares.....................             --              (62)
    Class A Shares......................             --              (74)
    Class B Shares......................             --               (1)
                                            -----------      -----------
                                                     --          (77,000)
                                            -----------      -----------
  Net realized gains on investments
    Institutional Shares................             --               --
    Adviser Shares......................             --               --
    Investor Shares.....................             --               --
                                            -----------      -----------
                                                     --               --
                                            -----------      -----------
    Change in net assets resulting from
       dividends........................             --          (77,000)
                                            -----------      -----------
CAPITAL TRANSACTIONS:
Proceeds from shares issued
    Institutional Shares................      2,523,838        1,466,648
    Adviser Shares......................             --               --
    Investor Shares.....................      2,586,195        1,462,325
    Class A Shares......................         89,482           15,809
    Class B Shares......................        272,494                3
                                            -----------      -----------
                                              5,472,009        2,944,785
                                            -----------      -----------
Dividends reinvested
    Institutional Shares................             --            8,313
    Adviser Shares......................             --               --
    Investor Shares.....................             --               62
    Class A Shares......................             --               74
    Class B Shares......................             --                1
                                            -----------      -----------
                                                     --            8,450
                                            -----------      -----------
Cost of shares redeemed
    Institutional Shares................     (2,485,463)      (1,259,352)
    Adviser Shares......................             --               --
    Investor Shares.....................     (1,886,009)      (1,460,747)
    Class A Shares......................             --               --
    Class B Shares......................       (259,128)              --
                                            -----------      -----------
                                             (4,630,600)      (2,720,099)
                                            -----------      -----------
    Change in net assets from capital
       transactions.....................        841,409          233,136
                                            -----------      -----------
Change in net assets....................      2,627,997       (1,500,301)
NET ASSETS:
  Beginning of period...................      6,401,591        7,901,892
                                            -----------      -----------
  End of period.........................    $ 9,021,520      $ 6,401,591
                                            ===========      ===========
Accumulated net investment income.......    $   109,990      $    35,456
                                            ===========      ===========

--------------------------------------------------------------------------------

                                                   AXA ROSENBERG                     AXA ROSENBERG
                                             U.S. SMALL CAPITALIZATION               U.S. DISCOVERY
                                                       FUND                               FUND
                                          -------------------------------    ------------------------------
                                          SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                           SEPTEMBER 30,       MARCH 31,      SEPTEMBER 30,      MARCH 31,
                                               2003*             2003             2003*             2003
                                          ----------------    -----------    ----------------    ----------
SHARES SOLD:
  Institutional.........................     13,255,951        20,603,113       1,957,348        1,894,517
  Adviser...............................        762,781         2,285,047              --               --
  Investor..............................      3,847,717        11,773,977          34,826           47,400
  Class A...............................             --                --          41,190          223,939
  Class B...............................             --                --           8,482           10,834
                                             ----------       -----------       ---------        ---------
                                             17,866,449        34,662,137       2,041,846        2,176,690
                                             ----------       -----------       ---------        ---------
ISSUED UPON REINVESTMENT OF
  DISTRIBUTIONS:
  Institutional.........................             --         1,496,664              --              572
  Adviser...............................             --            63,128              --               --
  Investor..............................             --           400,294              --               --
  Class A...............................             --                --              --              111
  Class B...............................             --                --              --               --
                                             ----------       -----------       ---------        ---------
                                                     --         1,960,086              --              683
                                             ----------       -----------       ---------        ---------
SHARES REDEEMED:
  Institutional.........................     (4,184,426)      (10,989,953)        (98,854)        (218,009)
  Adviser...............................       (601,696)       (1,024,911)             --               --
  Investor..............................     (1,511,338)       (6,617,051)        (27,401)         (45,337)
  Class A...............................             --                --         (19,223)         (44,042)
  Class B...............................             --                --            (223)              --
                                             ----------       -----------       ---------        ---------
                                             (6,297,460)      (18,631,915)       (145,701)        (307,388)
                                             ----------       -----------       ---------        ---------
NET INCREASE/(DECREASE):
  Institutional.........................      9,071,525        11,109,824       1,858,494        1,677,080
  Adviser...............................        161,085         1,323,264              --               --
  Investor..............................      2,336,379         5,557,220           7,425            2,063
  Class A...............................             --                --          21,967          180,008
  Class B...............................             --                --           8,259           10,834
                                             ----------       -----------       ---------        ---------
                                             11,568,989        17,990,308       1,896,145        1,869,985
                                             ==========       ===========       =========        =========

---------------

  *  Unaudited.
 **  From commencement of operations.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------

                                                     AXA ROSENBERG                        AXA ROSENBERG
                                               U.S. LARGE CAPITALIZATION                   ENHANCED 500
                                                          FUND                                 FUND
                                          ------------------------------------    ------------------------------
                                          SIX MONTHS ENDED    JUNE 20, 2002 TO    SIX MONTHS ENDED    YEAR ENDED
                                           SEPTEMBER 30,         MARCH 31,         SEPTEMBER 30,      MARCH 31,
                                               2003*               2003**              2003*             2003
                                          ----------------    ----------------    ----------------    ----------
SHARES SOLD:
Institutional...........................     2,231,323           1,747,367             20,725           28,129
Adviser.................................            --                  --                 --               --
Investor................................        17,545             208,930              2,121               --
Class A.................................        20,907                 101             49,403          138,136
Class B.................................         9,663                 101             75,052           12,643
                                             ---------           ---------            -------          -------
                                             2,279,438           1,956,499            147,301          178,908
                                             ---------           ---------            -------          -------
ISSUED UPON REINVESTMENT OF
  DISTRIBUTIONS:
  Institutional.........................            --                 800                 --              499
  Adviser...............................            --                  --                 --               --
  Investor..............................            --                  --                 --               --
  Class A...............................            --                  --                 --               55
  Class B...............................            --                  --                 --              100
                                             ---------           ---------            -------          -------
                                                    --                 800                 --              654
                                             ---------           ---------            -------          -------
SHARES REDEEMED:
  Institutional.........................       (72,027)               (303)           (14,973)          (7,255)
  Adviser...............................            --                  --                 --               --
  Investor..............................       (87,684)           (128,702)                --               --
  Class A...............................            --                  --               (111)            (141)
  Class B...............................            --                  --                 --           (4,077)
                                             ---------           ---------            -------          -------
                                              (159,711)           (129,005)           (15,084)         (11,473)
                                             ---------           ---------            -------          -------
NET INCREASE/(DECREASE):
  Institutional.........................     2,159,296           1,747,864              5,752           21,373
  Adviser...............................            --                  --                 --               --
  Investor..............................       (70,139)             80,228              2,121               --
  Class A...............................        20,907                 101             49,292          138,050
  Class B...............................         9,663                 101             75,052            8,666
                                             ---------           ---------            -------          -------
                                             2,119,727           1,828,294            132,217          168,089
                                             =========           =========            =======          =======

                                                  AXA ROSENBERG
                                               INTERNATIONAL EQUITY
                                                       FUND
                                          ------------------------------
                                          SIX MONTHS ENDED    YEAR ENDED
                                           SEPTEMBER 30,      MARCH 31,
                                               2003*             2003
                                          ----------------    ----------
SHARES SOLD:
Institutional...........................       381,873          241,132
Adviser.................................            --               --
Investor................................       372,964          215,495
Class A.................................        14,812            2,652
Class B.................................        40,005                1
                                              --------         --------
                                               809,654          459,280
                                              --------         --------
ISSUED UPON REINVESTMENT OF
  DISTRIBUTIONS:
  Institutional.........................            --            1,416
  Adviser...............................            --               --
  Investor..............................            --               11
  Class A...............................            --               13
  Class B...............................            --               --
                                              --------         --------
                                                    --            1,440
                                              --------         --------
SHARES REDEEMED:
  Institutional.........................      (375,330)        (209,235)
  Adviser...............................            --               --
  Investor..............................      (264,553)        (214,865)
  Class A...............................            --               --
  Class B...............................       (38,267)              --
                                              --------         --------
                                              (678,150)        (424,100)
                                              --------         --------
NET INCREASE/(DECREASE):
  Institutional.........................         6,543           33,313
  Adviser...............................            --               --
  Investor..............................       108,411              641
  Class A...............................        14,812            2,665
  Class B...............................         1,738                1
                                              --------         --------
                                               131,504           36,620
                                              ========         ========

--------------------------------------------------------------------------------

                                                     AXA ROSENBERG
                                                  INTERNATIONAL SMALL                     AXA ROSENBERG
                                                  CAPITALIZATION FUND                     EUROPEAN FUND
                                          -----------------------------------    -------------------------------
                                          SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED    YEAR ENDED
                                           SEPTEMBER 30,         MARCH 31,        SEPTEMBER 30,       MARCH 31,
                                               2003*               2003               2003*             2003
                                          ----------------    ---------------    ----------------    -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income/(loss)...........    $    450,851      $   357,230          $    99,895       $   111,451
 Net realized gains/(losses) from:
 Investments............................       3,225,504         (466,441)             (63,548)       (1,024,387)
 Foreign currency transactions..........          68,961          205,550                2,390            25,203
 Securities sold short..................              --               --                   --                --
 Change in unrealized
 appreciation/(depreciation) from:
 Investments............................      14,904,208       (1,857,953)           1,488,920          (804,842)
 Foreign currency transactions..........          (7,833)          45,513                6,406            (3,173)
 Securities sold short..................              --               --                   --                --
                                            ------------      ---------------      -----------       -----------
 Change in net assets resulting from
 operations.............................      18,641,691       (1,716,101)           1,534,063        (1,695,748)
                                            ------------      ---------------      -----------       -----------
DIVIDENDS TO SHAREHOLDERS FROM:
 Net investment income
 Institutional Shares...................              --         (291,111)                  --          (129,980)
 Investor Shares........................              --         (155,309)                  --                --
 Class A Shares.........................              --             (360)                  --               (15)
 Class B Shares.........................              --             (220)                  --               (10)
                                            ------------      ---------------      -----------       -----------
 Change in net assets resulting from
 dividends..............................              --         (447,000)                  --          (130,005)
                                            ------------      ---------------      -----------       -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued
 Institutional Shares...................      17,655,629       14,430,196                   --            38,662
 Investor Shares........................      29,192,196       34,228,349                   40            30,002
 Class A Shares.........................         369,498           53,758                   --             6,736
 Class B Shares.........................          44,326           28,139                2,637             2,000
 Class C Shares.........................              --               --                   --                --
                                            ------------      ---------------      -----------       -----------
                                              47,261,649       48,740,442                2,677            77,400
                                            ------------      ---------------      -----------       -----------
 Dividends reinvested
 Institutional Shares...................              --          290,811                   --           110,483
 Investor Shares........................              --          155,068                   --                --
 Class A Shares.........................              --              335                   --                15
 Class B Shares.........................              --              191                   --                10
                                            ------------      ---------------      -----------       -----------
                                                      --          446,405                   --           110,508
                                            ------------      ---------------      -----------       -----------
 Cost of shares redeemed
 Institutional Shares...................      (4,419,008)     (20,509,475)                  --              (845)
 Investor Shares........................     (16,012,190)     (23,401,050)                 (43)          (28,483)
 Class A Shares.........................          (5,009)          (2,407)                  --                --
 Class B Shares.........................          (6,441)              --               (2,469)               --
 Class C Shares.........................              --               --                   --                --
                                            ------------      ---------------      -----------       -----------
                                             (20,442,648)     (43,912,932)              (2,512)          (29,328)
                                            ------------      ---------------      -----------       -----------
 Change in net assets from capital
 transactions...........................      26,819,001        5,273,915                  165           158,580
                                            ------------      ---------------      -----------       -----------
Change in net assets....................      45,460,692        3,110,814            1,534,228        (1,667,173)

NET ASSETS:
 Beginning of period....................      37,473,684       34,362,870            5,654,863         7,322,036
                                            ------------      ---------------      -----------       -----------
 End of period..........................    $ 82,934,376      $37,473,684          $ 7,189,091       $ 5,654,863
                                            ============      ===============      ===========       ===========
Accumulated net investment income.......    $    664,878      $   214,027          $   126,221       $    26,326
                                            ============      ===============      ===========       ===========

---------------

*    Unaudited.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------

                                                   AXA ROSENBERG                         AXA ROSENBERG
                                           U.S. LARGE/MID CAPITALIZATION                VALUE LONG/SHORT
                                               LONG/SHORT EQUITY FUND                     EQUITY FUND
                                         ----------------------------------   ------------------------------------
                                         SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                          SEPTEMBER 30,        MARCH 31,       SEPTEMBER 30,         MARCH 31,
                                              2003*              2003              2003*               2003
                                         ----------------   ---------------   ----------------   -----------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income/(loss)..........   $   (131,284)    $   (26,411)        $   (242,828)    $    (351,589)
  Net realized gains/(losses) from:
    Investments.........................      3,561,288       2,267,246          (23,612,271)       10,863,977
    Foreign currency transactions.......             --              --                   --                --
    Securities sold short...............     (5,210,738)     (1,546,126)           8,724,692        (6,246,465)
Change in unrealized
 appreciation/(depreciation) from:
    Investments.........................      2,632,138        (490,501)          19,436,524        (9,946,438)
    Foreign currency transactions.......             --              --                   --                --
    Securities sold short...............     (4,312,847)      1,308,083          (16,260,521)       13,399,670
                                           ------------     ---------------     ------------     -----------------
    Change in net assets resulting from
       Operations.......................     (3,461,443)      1,512,291          (11,954,404)        7,719,155
                                           ------------     ---------------     ------------     -----------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Institutional Shares................             --         (28,658)                  --                --
    Investor Shares.....................             --         (17,239)                  --                --
    Class A Shares......................             --            (101)                  --                --
    Class B Shares......................             --              --                   --                --
                                           ------------     ---------------     ------------     -----------------
    Change in net assets resulting from
       dividends........................             --         (45,998)                  --                --
                                           ------------     ---------------     ------------     -----------------
CAPITAL TRANSACTIONS:
Proceeds from shares issued
    Institutional Shares................      5,338,564      18,635,690            9,627,785        94,431,194
    Investor Shares.....................      8,055,428      22,073,348           24,119,835       217,673,334
    Class A Shares......................        139,392         530,889              510,692         4,929,797
    Class B Shares......................         58,021         131,537               60,384         1,743,929
    Class C Shares......................        255,091              11              868,265            13,999
                                           ------------     ---------------     ------------     -----------------
                                             13,846,496      41,371,475           35,186,961       318,792,253
                                           ------------     ---------------     ------------     -----------------
Dividends reinvested
    Institutional Shares................             --          28,653                   --                --
    Investor Shares.....................             --          17,136                   --                --
    Class A Shares......................             --              68                   --                --
    Class B Shares......................             --              --                   --                --
                                           ------------     ---------------     ------------     -----------------
                                                     --          45,857                   --                --
                                           ------------     ---------------     ------------     -----------------
Cost of shares redeemed
    Institutional Shares................     (5,150,158)     (3,343,735)         (10,866,326)      (81,619,435)
    Investor Shares.....................    (14,166,273)     (6,393,453)         (36,292,371)     (182,403,654)
    Class A Shares......................        (47,218)        (50,401)          (1,517,637)       (2,617,273)
    Class B Shares......................        (13,168)        (16,271)            (726,870)         (452,367)
    Class C Shares......................             --              --             (130,706)               --
                                           ------------     ---------------     ------------     -----------------
                                            (19,376,817)     (9,803,860)         (49,533,910)     (267,092,729)
                                           ------------     ---------------     ------------     -----------------
    Change in net assets from capital
       transactions.....................     (5,530,321)     31,613,472          (14,346,949)       51,699,524
                                           ------------     ---------------     ------------     -----------------
Change in net assets....................     (8,991,764)     33,079,765          (26,301,353)       59,418,679

NET ASSETS:
  Beginning of period...................     43,599,484      10,519,719          134,893,516        75,474,837
                                           ------------     ---------------     ------------     -----------------
  End of period.........................   $ 34,607,720     $43,599,484         $108,592,163     $ 134,893,516
                                           ============     ===============     ============     =================
Accumulated net investment income.......   $   (131,284)    $        --         $   (242,828)    $          --
                                           ============     ===============     ============     =================

                                                   AXA ROSENBERG
                                                 GLOBAL LONG/SHORT
                                                    EQUITY FUND
                                          -------------------------------
                                          SIX MONTHS ENDED    YEAR ENDED
                                           SEPTEMBER 30,      MARCH 31,
                                               2003*             2003
                                          ----------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income/(loss)..........    $  (121,382)     $    (64,099)
  Net realized gains/(losses) from:
    Investments.........................      1,935,421         2,474,687
    Foreign currency transactions.......             --                --
    Securities sold short...............     (3,565,408)       (1,388,147)
Change in unrealized
 appreciation/(depreciation) from:
    Investments.........................      2,710,109          (445,447)
    Foreign currency transactions.......             --                --
    Securities sold short...............     (2,561,788)          716,550
                                            -----------      ------------
    Change in net assets resulting from
       Operations.......................     (1,603,048)        1,293,544
                                            -----------      ------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Institutional Shares................             --                --
    Investor Shares.....................             --                --
    Class A Shares......................             --                --
    Class B Shares......................             --                --
                                            -----------      ------------
    Change in net assets resulting from
       dividends........................             --                --
                                            -----------      ------------
CAPITAL TRANSACTIONS:
Proceeds from shares issued
    Institutional Shares................        120,740         4,725,758
    Investor Shares.....................      5,822,511        17,975,636
    Class A Shares......................        260,914           380,711
    Class B Shares......................         38,297           178,143
    Class C Shares......................         12,882            76,234
                                            -----------      ------------
                                              6,255,344        23,336,482
                                            -----------      ------------
Dividends reinvested
    Institutional Shares................             --                --
    Investor Shares.....................             --                --
    Class A Shares......................             --                --
    Class B Shares......................             --                --
                                            -----------      ------------
                                                     --                --
                                            -----------      ------------
Cost of shares redeemed
    Institutional Shares................       (455,596)       (3,468,304)
    Investor Shares.....................     (5,517,667)       (8,087,686)
    Class A Shares......................         (2,236)         (137,206)
    Class B Shares......................             --           (24,270)
    Class C Shares......................             --               (12)
                                            -----------      ------------
                                             (5,975,499)      (11,717,478)
                                            -----------      ------------
    Change in net assets from capital
       transactions.....................        279,845        11,619,004
                                            -----------      ------------
Change in net assets....................     (1,323,203)       12,912,548
NET ASSETS:
  Beginning of period...................     23,435,796        10,523,248
                                            -----------      ------------
  End of period.........................    $22,112,593      $ 23,435,796
                                            ===========      ============
Accumulated net investment income.......    $  (121,382)     $         --
                                            ===========      ============

--------------------------------------------------------------------------------

                                                  AXA ROSENBERG                     AXA ROSENBERG
                                               INTERNATIONAL SMALL                     EUROPEAN
                                               CAPITALIZATION FUND                       FUND
                                          ------------------------------    ------------------------------
                                          SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                           SEPTEMBER 30,      MARCH 31,      SEPTEMBER 30,      MARCH 31,
                                               2003*             2003            2003*             2003
                                          ----------------    ----------    ----------------    ----------
SHARES SOLD:
  Institutional.........................      1,776,674        1,717,966            --             4,865
  Investor..............................      2,993,216        4,194,776             4                --
  Class A...............................         37,410            6,407            --               825
  Class B...............................          4,354            3,367           288               261
  Class C...............................             --               --            --                --
                                             ----------       ----------          ----            ------
                                              4,811,654        5,922,516           292             5,951
                                             ----------       ----------          ----            ------
ISSUED UPON REINVESTMENT OF
  DISTRIBUTIONS:
  Institutional.........................             --           36,952            --            14,056
  Investor..............................             --           19,830            --             3,448
  Class A...............................             --               43            --                 2
  Class B...............................             --               24            --                 1
  Class C...............................             --               --            --                --
                                             ----------       ----------          ----            ------
                                                     --           56,849            --            17,507
                                             ----------       ----------          ----            ------
SHARES REDEEMED:
  Institutional.........................       (455,881)      (2,466,062)           --              (104)
  Investor..............................     (1,656,297)      (2,827,608)           (4)           (3,448)
  Class A...............................           (525)            (312)           --                --
  Class B...............................           (652)              --          (261)               --
  Class C...............................             --               --            --                --
                                             ----------       ----------          ----            ------
                                             (2,113,355)      (5,293,982)         (265)           (3,552)
                                             ----------       ----------          ----            ------
NET INCREASE/(DECREASE):
  Institutional.........................      1,320,793         (711,144)           --            18,817
  Investor..............................      1,336,919        1,386,998            --                --
  Class A...............................         36,885            6,138            --               827
  Class B...............................          3,702            3,391            27               262
  Class C...............................             --               --            --                --
                                             ----------       ----------          ----            ------
                                              2,698,299          685,383            27            19,906
                                             ==========       ==========          ====            ======

---------------

  *  Unaudited.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------

                                                  AXA ROSENBERG                      AXA ROSENBERG
                                          U.S. LARGE/MID CAPITALIZATION         VALUE LONG/SHORT EQUITY
                                              LONG/SHORT EQUITY FUND                     FUND
                                          ------------------------------    -------------------------------
                                          SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                           SEPTEMBER 30,      MARCH 31,      SEPTEMBER 30,       MARCH 31,
                                               2003*             2003            2003*             2003
                                          ----------------    ----------    ----------------    -----------
SHARES SOLD:
Institutional...........................        483,114       1,636,065           971,195         8,885,801
Investor................................        714,474       1,902,798         2,436,083        20,479,749
Class A.................................         12,855          46,745            51,411           466,858
Class B.................................          5,382          11,554             5,933           170,590
Class C.................................         23,053              --            88,828             1,359
                                             ----------       ---------        ----------       -----------
                                              1,238,878       3,597,162         3,553,450        30,004,357
                                             ----------       ---------        ----------       -----------
ISSUED UPON REINVESTMENT OF
  DISTRIBUTIONS:
Institutional...........................             --           2,570                --                --
Investor................................             --           1,523                --                --
Class A.................................             --               6                --                --
Class B.................................             --              --                --                --
Class C.................................             --              --                --                --
                                             ----------       ---------        ----------       -----------
                                                     --           4,099                --                --
                                             ----------       ---------        ----------       -----------
SHARES REDEEMED:
Institutional...........................       (468,373)       (297,205)       (1,101,278)       (7,845,910)
Investor................................     (1,281,196)       (550,066)       (3,718,767)      (17,391,003)
Class A.................................         (4,379)         (4,399)         (154,873)         (259,395)
Class B.................................         (1,235)         (1,516)          (77,009)          (43,017)
Class C.................................             --              --           (13,903)               --
                                             ----------       ---------        ----------       -----------
                                             (1,755,183)       (853,186)       (5,065,830)      (25,539,325)
                                             ----------       ---------        ----------       -----------
NET INCREASE/(DECREASE):
Institutional...........................         14,741       1,341,430          (130,083)        1,039,891
Investor................................       (566,722)      1,354,255        (1,282,684)        3,088,746
Class A.................................          8,476          42,352          (103,462)          207,463
Class B.................................          4,147          10,038           (71,076)          127,573
Class C.................................         23,053              --            74,925             1,359
                                             ----------       ---------        ----------       -----------
                                               (516,305)      2,748,075        (1,512,380)        4,465,302
                                             ==========       =========        ==========       ===========

                                                  AXA ROSENBERG
                                             GLOBAL LONG/SHORT EQUITY
                                                       FUND
                                          ------------------------------
                                          SIX MONTHS ENDED    YEAR ENDED
                                           SEPTEMBER 30,      MARCH 31,
                                               2003*             2003
                                          ----------------    ----------
SHARES SOLD:
Institutional...........................        10,333           397,535
Investor................................       516,829         1,495,778
Class A.................................        23,218            31,892
Class B.................................         3,303            15,329
Class C.................................         1,126             6,505
                                              --------        ----------
                                               554,809         1,947,039
                                              --------        ----------
ISSUED UPON REINVESTMENT OF
  DISTRIBUTIONS:
Institutional...........................            --                --
Investor................................            --                --
Class A.................................            --                --
Class B.................................            --                --
Class C.................................            --                --
                                              --------        ----------
                                                    --                --
                                              --------        ----------
SHARES REDEEMED:
Institutional...........................       (40,727)         (297,280)
Investor................................      (495,019)         (694,554)
Class A.................................          (200)          (11,711)
Class B.................................            --            (2,148)
Class C.................................            --                (1)
                                              --------        ----------
                                              (535,946)       (1,005,694)
                                              --------        ----------
NET INCREASE/(DECREASE):
Institutional...........................       (30,394)          100,255
Investor................................        21,810           801,224
Class A.................................        23,018            20,181
Class B.................................         3,303            13,181
Class C.................................         1,126             6,504
                                              --------        ----------
                                                18,863           941,345
                                              ========        ==========

---------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         INVESTMENT ACTIVITIES                       LESS DIVIDENDS FROM
                                              --------------------------------------------   ------------------------------------
                                  NET ASSET                    NET REALIZED       TOTAL                       NET
                                   VALUE,          NET        AND UNREALIZED       FROM         NET        REALIZED
                                  BEGINNING    INVESTMENT     GAINS (LOSSES)    INVESTMENT   INVESTMENT    GAINS ON       TOTAL
                                  OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS    ACTIVITIES     INCOME     INVESTMENTS   DIVIDENDS
                                  ---------   -------------   ---------------   ----------   ----------   -----------   ---------
INSTITUTIONAL SHARES

U.S. SMALL CAPITALIZATION FUND
 For the Period Ended September
 30, 2003*......................   $ 8.98        $ 0.02           $ 2.39          $ 2.41       $   --       $   --       $   --
 For the Year Ended March 31,
 2003...........................    11.18          0.03(f)         (1.93)          (1.90)       (0.03)       (0.27)       (0.30)
 For the Year Ended March 31,
 2002...........................     9.57          0.03(f)          2.17            2.20        (0.04)       (0.55)       (0.59)
 For the Year Ended March 31,
 2001...........................    10.06          0.03(f)         (0.16)          (0.13)       (0.03)       (0.33)       (0.36)
 For the Year Ended March 31,
 2000...........................     7.66            --             2.40            2.40           --(e)        --           --
 For the Year Ended March 31,
 1999...........................     9.76          0.01(f)         (2.02)          (2.01)       (0.01)       (0.08)       (0.09)
U.S. DISCOVERY FUND
 For the Period Ended September
 30, 2003*......................     9.55          0.04(f)          2.57            2.61           --           --           --
 For the Year Ended March 31,
 2003...........................    11.10          0.04(f)         (1.57)          (1.53)       (0.02)          --        (0.02)
 September 4, 2001 to March 31,
 2002**.........................    10.00          0.02             1.10            1.12        (0.02)          --        (0.02)
U.S. LARGE CAPITALIZATION FUND
 For the Period Ended September
 30, 2003*......................     8.28            --(e),(f)       1.24           1.24           --           --           --
 June 19, 2002 to March 31,
 2003**.........................    10.00          0.05(f)         (1.73)          (1.68)       (0.04)          --        (0.04)
ENHANCED 500 FUND
 For the Period Ended September
 30, 2003*......................     5.95          0.03(f)          0.94            0.97           --           --           --
 For the Year Ended March 31,
 2003...........................     7.77          0.07(f)         (1.83)          (1.76)       (0.06)          --        (0.06)
 For the Year Ended March 31,
 2002...........................     7.70          0.06             0.07            0.13        (0.06)          --        (0.06)
 June 7, 2000 to March 31,
 2001**.........................    10.00          0.04            (2.31)          (2.27)       (0.03)          --        (0.03)
INTERNATIONAL EQUITY FUND
 For the Period Ended September
 30, 2003*......................     5.56          0.06(f)          1.41            1.47           --           --           --
 For the Year Ended March 31,
 2003...........................     7.09          0.08(f)         (1.55)          (1.47)       (0.07)          --        (0.07)
 For the Year Ended March 31,
 2002...........................     8.14          0.07(f)         (0.76)          (0.69)       (0.36)          --        (0.36)
 June 7, 2000 to March 31,
 2001**.........................    10.00          0.28            (2.14)          (1.86)          --           --           --
INTERNATIONAL SMALL
 CAPITALIZATION FUND
 For the Period Ended September
 30, 2003*......................     7.92          0.07(f)          3.19            3.26           --           --           --
 For the Year Ended March 31,
 2003...........................     8.48          0.09(f)         (0.56)          (0.47)       (0.11)          --        (0.11)
 For the Year Ended March 31,
 2002...........................     9.13          0.15(f)         (0.61)          (0.46)       (0.19)          --(e)     (0.19)
 For the Year Ended March 31,
 2001...........................    11.81          0.11            (1.28)          (1.17)       (0.16)       (1.35)       (1.51)
 For the Year Ended March 31,
 2000...........................     9.11          0.15             2.74            2.89        (0.19)          --        (0.19)
 For the Year Ended March 31,
 1999...........................    10.10          0.12(f)         (1.02)          (0.90)       (0.09)          --        (0.09)
EUROPEAN FUND
 For the Period Ended September
 30, 2003*......................     7.34          0.13             1.86            1.99           --           --           --
 For the Year Ended March 31,
 2003...........................     9.76          0.15(f)         (2.40)          (2.25)       (0.17)          --        (0.17)
 July 23, 2001 to March 31,
 2002**.........................    10.00          0.04            (0.28)          (0.24)          --           --           --
U.S. LARGE/MID CAPITALIZATION
 LONG/SHORT EQUITY FUND
 For the Period Ended September
 30, 2003*......................    11.51         (0.03)           (0.88)          (0.91)          --           --           --
 For the Year Ended March 31,
 2003...........................    10.22            --(e),(f)       1.31           1.31        (0.03)          --        (0.03)
 For the Year Ended March 31,
 2002...........................     9.61          0.18(f)          0.69            0.87        (0.26)          --        (0.26)
 For the Year Ended March 31,
 2001...........................    11.05          0.53(f)         (1.12)          (0.59)       (0.85)          --        (0.85)
 For the Year Ended March 31,
 2000...........................    10.46          0.44             0.57            1.01        (0.42)          --        (0.42)
 October 19, 1998 to March 31,
 1999**.........................    10.00          0.11             0.40            0.51        (0.05)          --        (0.05)
VALUE LONG/SHORT EQUITY FUND
 For the Period Ended September
 30, 2003*......................    10.48         (0.02)           (0.91)          (0.93)          --           --           --
 For the Year Ended March 31,
 2003...........................     8.96         (0.02)(f)         1.54            1.52           --           --           --
 For the Year Ended March 31,
 2002...........................     8.11          0.13(f)          0.94            1.07        (0.22)          --        (0.22)
 For the Year Ended March 31,
 2001...........................     7.42          0.34(f)          0.78            1.12        (0.43)          --        (0.43)
 For the Year Ended March 31,
 2000...........................     8.99          0.34            (1.58)          (1.24)       (0.33)          --        (0.33)
 For the Year Ended March 31,
 1999...........................     9.97          0.29(f)         (1.00)          (0.71)       (0.27)          --        (0.27)
GLOBAL LONG/SHORT EQUITY FUND
 For the Period Ended September
 30, 2003*......................    11.87         (0.06)           (0.71)          (0.77)          --           --           --
 For the Year Ended March 31,
 2003...........................    10.15         (0.03)(f)         1.73            1.70           --           --           --
 For the Year Ended March 31,
 2002...........................     9.43          0.16             0.96            1.12        (0.40)          --        (0.40)
 September 29, 2000 to March 31,
 2001**.........................    10.00          0.22            (0.58)          (0.36)       (0.11)       (0.10)       (0.21)

---------------

*    Unaudited.
**   From commencement of operations.

(a)  Not annualized for periods less than one year.
(b)  Annualized for periods less than one year.
(c)  Includes dividend expense.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Amount less than $0.005.
(f) Calculated based on the average shares outstanding during the period.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------

                                                                                       RATIO/SUPPLEMENTAL DATA
                                                                                  ---------------------------------
                                                           NET                         NET         NET INVESTMENT
                                                          ASSET                      ASSETS,        INCOME/(LOSS)
                                         REDEMPTION      VALUE,         TOTAL     END OF PERIOD    NET OF WAIVERS/
                                            FEES      END OF PERIOD   RETURN(A)      (000'S)      REIMBURSEMENTS(B)
                                         ----------   -------------   ---------   -------------   -----------------
INSTITUTIONAL SHARES

U.S. SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................   $  --         $11.39         26.84%      $721,301             0.52%
For the Year Ended March 31, 2003.......      --           8.98        (17.10)%      487,020             0.33%
For the Year Ended March 31, 2002.......      --          11.18         23.92%       482,205             0.33%
For the Year Ended March 31, 2001.......      --           9.57         (1.26)%      408,148             0.26%
For the Year Ended March 31, 2000.......      --          10.06         31.36%       447,879             0.02%
For the Year Ended March 31, 1999.......      --           7.66        (20.56)%      445,476             0.16%
U.S. DISCOVERY FUND
For the Period Ended September 30,
 2003*..................................      --          12.16         27.33%        46,265             0.62%
For the Year Ended March 31, 2003.......      --           9.55        (13.83)%       18,589             0.38%
September 4, 2001 to March 31, 2002**...      --          11.10         11.25%         2,980             0.38%
U.S. LARGE CAPITALIZATION FUND
 For the Period Ended September 30,
 2003*..................................      --           9.52         14.98%        37,197             0.45%
June 19, 2002 to March 31, 2003**.......      --           8.28        (16.78)%       14,479             0.80%
ENHANCED 500 FUND
For the Period Ended September 30,
 2003*..................................      --           6.92         16.30%         4,014             0.92%
For the Year Ended March 31, 2003.......      --           5.95        (22.68)%        3,418             1.03%
For the Year Ended March 31, 2002.......      --           7.77          1.69%         4,297             0.76%
June 7, 2000 to March 31, 2001**........      --           7.70        (22.71)%        3,910             0.59%
INTERNATIONAL EQUITY FUND
For the Period Ended September 30,
 2003*..................................      --           7.03         26.44%         8,100             1.90%
For the Year Ended March 31, 2003.......    0.01           5.56        (20.66)%        6,368             1.24%
For the Year Ended March 31, 2002.......      --           7.09         (8.36)%        7,882             0.94%
June 7, 2000 to March 31, 2001**........      --           8.14        (18.50)%        9,071             4.20%
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................      --          11.18         41.16%        43,798             1.57%
For the Year Ended March 31, 2003.......    0.02           7.92         (5.36)%       20,562             1.09%
For the Year Ended March 31, 2002.......      --           8.48         (4.80)%       28,027             1.71%
For the Year Ended March 31, 2001.......      --           9.13        (10.78)%       41,951             0.99%
For the Year Ended March 31, 2000.......      --          11.81         32.04%        44,628             1.43%
For the Year Ended March 31, 1999.......      --           9.11         (8.83)%       34,292             1.29%
EUROPEAN FUND
For the Period Ended September 30,
 2003*..................................      --           9.33         27.11%         7,177             2.92%
For the Year Ended March 31, 2003.......      --           7.34        (23.14)%        5,645             1.75%
July 23, 2001 to March 31, 2002**.......      --           9.76         (2.40)%        7,320             0.58%
U.S. LARGE/MID CAPITALIZATION LONG/
 SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................      --          10.60         (7.91)%       24,777            (0.55)%
For the Year Ended March 31, 2003.......    0.01          11.51         12.90%        26,736             0.01%
For the Year Ended March 31, 2002.......      --          10.22          9.20%        10,037             1.87%
For the Year Ended March 31, 2001.......      --           9.61         (4.79)%       11,855             5.19%
For the Year Ended March 31, 2000.......      --          11.05          9.82%        27,835             3.99%
October 19, 1998 to March 31, 1999**....      --          10.46          5.14%        28,814             3.15%
VALUE LONG/SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................      --           9.55         (8.87)%       82,991            (0.30)%
For the Year Ended March 31, 2003.......      --          10.48         16.96%        92,356            (0.15)%
For the Year Ended March 31, 2002.......      --           8.96         13.53%        69,629             1.61%
For the Year Ended March 31, 2001.......      --           8.11         15.96%        61,923             4.56%
For the Year Ended March 31, 2000.......      --           7.42        (14.13)%       74,401             2.82%
For the Year Ended March 31, 1999.......      --           8.99         (7.31)%      162,404             2.97%
GLOBAL LONG/SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................      --          11.10         (6.49)%       12,282            (0.91)%
For the Year Ended March 31, 2003.......    0.02          11.87         16.95%        13,491            (0.28)%
For the Year Ended March 31, 2002.......      --          10.15         12.21%        10,514             1.67%
September 29, 2000 to March 31,
 2001**.................................      --           9.43         (3.56)%       14,924             4.59%

                                                                      RATIO/SUPPLEMENTAL DATA
                                          -------------------------------------------------------------------------------
                                                EXPENSES                EXPENSES          EXPENSES (EXCLUDING
                                                 BEFORE                  NET OF            DIVIDEND EXPENSE)    PORTFOLIO
                                                WAIVERS/                WAIVERS/            NET OF WAIVERS/     TURNOVER
                                          REIMBURSEMENTS(B),(C)   REIMBURSEMENTS(B),(C)    REIMBURSEMENTS(B)     RATE(D)
                                          ---------------------   ---------------------   -------------------   ---------
INSTITUTIONAL SHARES
U.S. SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................           1.15%                    1.15%                1.15%            41.96%
For the Year Ended March 31, 2003.......           1.29%                    1.15%                1.15%            70.83%
For the Year Ended March 31, 2002.......           1.29%                    1.15%                1.15%           101.08%
For the Year Ended March 31, 2001.......           1.25%                    1.15%                1.15%           128.79%
For the Year Ended March 31, 2000.......           1.23%                    1.15%                1.15%           141.78%
For the Year Ended March 31, 1999.......           1.19%                    1.15%                1.15%           123.66%
U.S. DISCOVERY FUND
For the Period Ended September 30,
 2003*..................................           1.69%                    1.15%                1.15%            48.75%
For the Year Ended March 31, 2003.......           3.71%                    1.15%                1.15%            98.65%
September 4, 2001 to March 31, 2002**...           9.02%                    1.15%                1.15%            78.02%
U.S. LARGE CAPITALIZATION FUND
 For the Period Ended September 30,
 2003*..................................           2.28%                    1.00%                1.00%            69.28%
June 19, 2002 to March 31, 2003**.......           2.73%                    0.99%                0.99%           100.79%
ENHANCED 500 FUND
For the Period Ended September 30,
 2003*..................................           2.74%                    0.75%                0.75%            40.56%
For the Year Ended March 31, 2003.......           4.55%                    0.75%                0.75%            68.73%
For the Year Ended March 31, 2002.......           3.81%                    0.75%                0.75%           111.54%
June 7, 2000 to March 31, 2001**........           2.90%                    0.75%                0.75%            88.81%
INTERNATIONAL EQUITY FUND
For the Period Ended September 30,
 2003*..................................           4.56%                    1.35%                1.35%            72.08%
For the Year Ended March 31, 2003.......           5.30%                    1.35%                1.35%           138.85%
For the Year Ended March 31, 2002.......           4.13%                    1.35%                1.35%           132.84%
June 7, 2000 to March 31, 2001**........           3.48%                    1.35%                1.35%            86.18%
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................           2.28%                    1.50%                1.50%            48.09%
For the Year Ended March 31, 2003.......           2.60%                    1.50%                1.50%           129.34%
For the Year Ended March 31, 2002.......           2.24%                    1.50%                1.50%           147.52%
For the Year Ended March 31, 2001.......           1.93%                    1.50%                1.50%           148.53%
For the Year Ended March 31, 2000.......           1.96%                    1.50%                1.50%           148.72%
For the Year Ended March 31, 1999.......           1.97%                    1.50%                1.50%           111.05%
EUROPEAN FUND
For the Period Ended September 30,
 2003*..................................           4.16%                    1.25%                1.25%            43.83%
For the Year Ended March 31, 2003.......           5.45%                    1.25%                1.25%           170.62%
July 23, 2001 to March 31, 2002**.......           5.45%                    1.25%                1.25%            90.92%
U.S. LARGE/MID CAPITALIZATION LONG/
 SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................           3.20%                    2.85%                1.25%            98.67%
For the Year Ended March 31, 2003.......           3.59%                    2.67%                1.25%           185.66%
For the Year Ended March 31, 2002.......           2.84%                    1.95%                1.25%           313.22%
For the Year Ended March 31, 2001.......           2.67%                    2.12%                1.25%           399.02%
For the Year Ended March 31, 2000.......           2.81%                    2.27%                1.25%           368.26%
October 19, 1998 to March 31, 1999**....           3.90%                    2.75%                1.25%           145.22%
VALUE LONG/SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................           2.85%                    2.70%                1.75%            32.53%
For the Year Ended March 31, 2003.......           2.72%                    2.42%                1.74%           209.95%
For the Year Ended March 31, 2002.......           2.49%                    2.18%                1.75%           126.45%
For the Year Ended March 31, 2001.......           3.05%                    2.72%                1.84%           129.80%
For the Year Ended March 31, 2000.......           3.40%                    3.04%                2.00%           139.22%
For the Year Ended March 31, 1999.......           3.07%                    2.85%                2.00%           205.32%
GLOBAL LONG/SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................           3.55%                    2.79%                1.62%            72.00%
For the Year Ended March 31, 2003.......           4.04%                    2.50%                1.50%           189.09%
For the Year Ended March 31, 2002.......           3.19%                    1.93%                1.50%           231.34%
September 29, 2000 to March 31,
 2001**.................................           3.19%                    2.15%                1.50%           216.10%

--------------------------------------------------------------------------------

                                                          INVESTMENT ACTIVITIES                      LESS DIVIDENDS FROM
                                               -------------------------------------------   ------------------------------------
                                                                NET REALIZED                                  NET
                                   NET ASSET                   AND UNREALIZED     TOTAL                    REALIZED
                                    VALUE,          NET            GAINS           FROM         NET          GAINS
                                   BEGINNING    INVESTMENT      (LOSSES) ON     INVESTMENT   INVESTMENT       ON          TOTAL
                                   OF PERIOD   INCOME/(LOSS)    INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS   DIVIDENDS
                                   ---------   -------------   --------------   ----------   ----------   -----------   ---------
ADVISER SHARES

U.S. SMALL CAPITALIZATION FUND
 For the Period Ended September
 30, 2003*.......................   $ 8.91        $ 0.02           $ 2.36         $ 2.38       $   --       $   --       $   --
 For the Year Ended March 31,
 2003............................    11.12          0.01(f)         (1.93)         (1.92)       (0.02)       (0.27)       (0.29)
 For the Year Ended March 31,
 2002............................     9.53            --(f)          2.17           2.17        (0.03)       (0.55)       (0.58)
 For the Year Ended March 31,
 2001............................    10.02          0.01(f)         (0.16)         (0.15)       (0.01)       (0.33)       (0.34)
 For the Year Ended March 31,
 2000............................     7.65            --             2.37           2.37           --(e)        --           --
 For the Year Ended March 31,
 1999............................     9.75            --(f)         (2.02)         (2.02)          --        (0.08)       (0.08)

INVESTOR SHARES

U.S. SMALL CAPITALIZATION FUND
 For the Period Ended September
 30, 2003*.......................     8.88          0.02             2.35           2.37           --           --           --
 For the Year Ended March 31,
 2003............................    11.08            --(e),(f)      (1.92)        (1.92)       (0.01)       (0.27)       (0.28)
 For the Year Ended March 31,
 2002............................     9.50            --(f)          2.15           2.15        (0.02)       (0.55)       (0.57)
 For the Year Ended March 31,
 2001............................    10.00         (0.01)(f)        (0.14)         (0.15)       (0.02)       (0.33)       (0.35)
 For the Year Ended March 31,
 2000............................     7.63            --             2.37           2.37           --           --           --
 For the Year Ended March 31,
 1999............................     9.73         (0.01)(f)        (2.01)         (2.02)          --        (0.08)       (0.08)
U.S. DISCOVERY FUND
 For the Period Ended September
 30, 2003*.......................     9.53          0.02(f)          2.55           2.57           --           --           --
 For the Year Ended March 31,
 2003............................    11.08          0.02(f)         (1.57)         (1.55)          --           --           --
 October 3, 2001 to March 31,
 2002**..........................     9.38            --             1.72           1.72        (0.02)          --        (0.02)
U.S. LARGE CAPITALIZATION FUND
 For the Period Ended September
 30, 2003*.......................     8.31            --(e),(f)       1.22          1.22           --           --           --
 July 31, 2002 to March 31,
 2003**..........................     8.88          0.05(f)         (0.62)         (0.57)          --           --           --
ENHANCED 500 FUND
 August 15, 2003 to September 30,
 2003*,**........................     6.95          0.02(f)          0.01           0.03           --           --           --
INTERNATIONAL EQUITY FUND
 For the Period Ended September
 30, 2003*.......................     5.57          0.02(f)          1.45           1.47           --           --           --
 For the Year Ended March 31,
 2003............................     7.05          0.07(f)         (1.54)         (1.47)       (0.02)          --        (0.02)
 For the Year Ended March 31,
 2002............................     8.13          0.05(f)         (0.78)         (0.73)       (0.35)          --        (0.35)
 December 5, 2000 to March 31,
 2001**..........................     8.98          0.27            (1.12)         (0.85)          --           --           --
INTERNATIONAL SMALL
 CAPITALIZATION FUND
 For the Period Ended September
 30, 2003*.......................     7.87          0.08(f)          3.15           3.23           --           --           --
 For the Year Ended March 31,
 2003............................     8.43          0.08(f)         (0.57)         (0.49)       (0.09)          --        (0.09)
 For the Year Ended March 31,
 2002............................     9.09          0.07(f)         (0.55)         (0.48)       (0.18)          --(e)     (0.18)
 For the Year Ended March 31,
 2001............................    11.77          0.08            (1.29)         (1.21)       (0.12)       (1.35)       (1.47)
 For the Year Ended March 31,
 2000............................     9.10          0.13             2.71           2.84        (0.17)          --        (0.17)
 For the Year Ended March 31,
 1999............................    10.09          0.07(f)         (1.00)         (0.93)       (0.06)          --        (0.06)
U.S. LARGE/MID CAPITALIZATION
 LONG/SHORT EQUITY FUND
 For the Period Ended September
 30, 2003*.......................    11.61         (0.07)           (0.86)         (0.93)          --           --           --
 For the Year Ended March 31,
 2003............................    10.34         (0.05)(f)         1.33           1.28        (0.02)          --        (0.02)
 For the Year Ended March 31,
 2002............................     9.73          0.10(f)          0.76           0.86        (0.25)          --        (0.25)
 For the Year Ended March 31,
 2001............................    10.99          0.50(f)         (1.10)         (0.60)       (0.66)          --        (0.66)
 For the Year Ended March 31,
 2000............................    10.43          0.43             0.53           0.96        (0.40)          --        (0.40)
 November 11, 1998 to March 31,
 1999**..........................    10.00          0.07             0.40           0.47        (0.04)          --        (0.04)
VALUE LONG/SHORT EQUITY FUND
 For the Period Ended September
 30, 2003*.......................    10.43         (0.03)           (0.90)         (0.93)          --           --           --
 For the Year Ended March 31,
 2003............................     8.95         (0.05)(f)         1.53           1.48           --           --           --
 For the Year Ended March 31,
 2002............................     8.10          0.09(f)          0.96           1.05        (0.20)          --        (0.20)
 For the Year Ended March 31,
 2001............................     7.41          0.31(f)          0.78           1.09        (0.40)          --        (0.40)
 For the Year Ended March 31,
 2000............................     8.98          0.32            (1.59)         (1.27)       (0.30)          --        (0.30)
 For the Year Ended March 31,
 1999............................     9.96          0.25(f)         (1.00)         (0.75)       (0.23)          --        (0.23)
GLOBAL LONG/SHORT EQUITY FUND
 For the Period Ended September
 30, 2003*.......................    11.81         (0.07)           (0.71)         (0.78)          --           --           --
 For the Year Ended March 31,
 2003............................    10.13         (0.09)(e),(f)       1.75         1.66           --           --           --
 August 23, 2001 to March 31,
 2002**..........................    10.19          0.01(f)          0.32           0.33        (0.39)          --        (0.39)

---------------

*    Unaudited.
**   From commencement of operations.
(a)  Not annualized for periods less than one year.
(b)  Annualized for periods less than one year.
(c)  Includes dividend expense.
(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Amount less than $0.005.
(f)  Calculated based on the average shares outstanding during the period.

--------------------------------------------------------------------------------

                                                                                            RATIOS/SUPPLEMENTAL DATA
                                                                              ----------------------------------------------------
                                                                                NET       NET INVESTMENT
                                                      NET ASSET               ASSETS,      INCOME/(LOSS)           EXPENSES
                                                       VALUE,                  END OF         NET OF                BEFORE
                                         REDEMPTION    END OF       TOTAL      PERIOD        WAIVERS/              WAIVERS/
                                            FEES       PERIOD     RETURN(A)   (000'S)    REIMBURSEMENTS(B)   REIMBURSEMENTS(B),(C)
                                         ----------   ---------   ---------   --------   -----------------   ---------------------
ADVISER SHARES

U.S. SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................   $  --       $11.29       26.71%    $34,741           0.26%                 1.40%
For the Year Ended March 31, 2003.......      --         8.91      (17.35)%    25,973           0.07%                 1.54%
For the Year Ended March 31, 2002.......      --        11.12       23.61%     17,695           0.05%                 1.53%
For the Year Ended March 31, 2001.......      --         9.53       (1.43)%     8,137           0.07%                 1.45%
For the Year Ended March 31, 2000.......      --        10.02       31.00%      7,884          (0.16)%                1.39%
For the Year Ended March 31, 1999.......      --         7.65      (20.70)%    15,465           0.00%                 1.35%

INVESTOR SHARES

U.S. SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................      --        11.25       26.69%    198,981           0.19%                 1.49%
For the Year Ended March 31, 2003.......      --         8.88      (17.42)%   136,293          (0.02)%                1.63%
For the Year Ended March 31, 2002.......      --        11.08       23.50%    108,449          (0.05)%                1.65%
For the Year Ended March 31, 2001.......      --         9.50       (1.52)%    65,217          (0.13)%                1.53%
For the Year Ended March 31, 2000.......      --        10.00       31.06%     11,400          (0.13)%                1.50%
For the Year Ended March 31, 1999.......      --         7.63      (20.74)%    16,228          (0.15)%                1.77%
U.S. DISCOVERY FUND
For the Period Ended September 30,
 2003*..................................      --        12.10       26.97%        222           0.37%                 1.92%
For the Year Ended March 31, 2003.......      --         9.53      (13.99)%       104           0.20%                 6.18%
October 3, 2001 to March 31, 2002**.....      --        11.08       18.34%         98           0.03%                10.26%
U.S. LARGE CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................      --         9.53       14.68%         96          (0.06)%                2.33%
July 31, 2002 to March 31, 2003**.......      --         8.31       (6.42)%       666           0.87%                 3.05%
ENHANCED 500 FUND
August 15, 2003 to September 30,
 2003*,**...............................      --         6.98        0.43%         15           0.47%                 3.14%
INTERNATIONAL EQUITY FUND
 For the Period Ended September 30,
 2003*..................................      --         7.04       26.39%        785           0.78%                 4.93%
For the Year Ended March 31, 2003.......    0.01         5.57      (20.73)%        17           1.06%                 5.27%
For the Year Ended March 31, 2002.......      --         7.05       (8.83)%        18           0.64%                 4.27%
December 5, 2000 to March 31, 2001**....      --         8.13       (9.47)%        24          25.10%                 4.09%
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................      --        11.10       41.04%     38,577           1.59%                 2.57%
For the Year Ended March 31, 2003.......    0.02         7.87       (5.53)%    16,834           0.99%                 2.93%
For the Year Ended March 31, 2002.......      --         8.43       (5.08)%     6,334           0.79%                 2.67%
For the Year Ended March 31, 2001.......      --         9.09      (11.08)%     1,731           0.67%                 2.24%
For the Year Ended March 31, 2000.......      --        11.77       31.47%      1,650           1.14%                 2.28%
For the Year Ended March 31, 1999.......      --         9.10       (9.16)%     1,697           0.79%                 2.66%
U.S. LARGE/MID CAPITALIZATION LONG/
 SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................      --        10.68       (8.01)%     8,895          (0.82)%                3.46%
For the Year Ended March 31, 2003.......    0.01        11.61       12.49%     16,251          (0.45)%                3.91%
For the Year Ended March 31, 2002.......      --        10.34        8.96%        471           0.99%                 3.42%
For the Year Ended March 31, 2001.......      --         9.73       (5.06)%        24           4.90%                 2.96%
For the Year Ended March 31, 2000.......      --        10.99        9.39%        904           3.72%                 3.11%
November 11, 1998 to March 31, 1999**...      --        10.43        4.71%        539           2.26%                 3.73%
VALUE LONG/SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................      --         9.50       (8.92)%    22,849          (0.57)%                3.11%
For the Year Ended March 31, 2003.......      --        10.43       16.54%     38,473          (0.43)%                2.97%
For the Year Ended March 31, 2002.......      --         8.95       13.24%      5,355           1.05%                 2.79%
For the Year Ended March 31, 2001.......      --         8.10       15.49%      3,952           4.23%                 3.37%
For the Year Ended March 31, 2000.......      --         7.41      (14.41)%     6,155           2.36%                 3.70%
For the Year Ended March 31, 1999.......      --         8.98       (7.66)%    37,387           2.53%                 3.52%
GLOBAL LONG/SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................      --        11.03       (6.60)%     9,090          (1.21)%                3.86%
For the Year Ended March 31, 2003.......    0.02        11.81       16.58%      9,474          (0.80)%                4.42%
August 23, 2001 to March 31, 2002**.....      --        10.13        3.58%          7           0.22%                 4.43%

                                                         RATIOS/SUPPLEMENTAL DATA
                                          -------------------------------------------------------
                                                                  EXPENSES (EXCLUDING
                                                EXPENSES           DIVIDEND EXPENSE)
                                                 NET OF                 NET OF          PORTFOLIO
                                                WAIVERS/               WAIVERS/         TURNOVER
                                          REIMBURSEMENTS(B),(C)    REIMBURSEMENTS(B)     RATE(D)
                                          ---------------------   -------------------   ---------
ADVISER SHARES
U.S. SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................          1.40%                  1.40%            41.96%
For the Year Ended March 31, 2003.......          1.40%                  1.40%            70.83%
For the Year Ended March 31, 2002.......          1.39%                  1.39%           101.08%
For the Year Ended March 31, 2001.......          1.35%                  1.35%           128.79%
For the Year Ended March 31, 2000.......          1.31%                  1.31%           141.78%
For the Year Ended March 31, 1999.......          1.29%                  1.29%           123.66%
INVESTOR SHARES
U.S. SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................          1.49%                  1.49%            41.96%
For the Year Ended March 31, 2003.......          1.49%                  1.49%            70.83%
For the Year Ended March 31, 2002.......          1.51%                  1.51%           101.08%
For the Year Ended March 31, 2001.......          1.43%                  1.43%           128.79%
For the Year Ended March 31, 2000.......          1.28%                  1.28%           141.78%
For the Year Ended March 31, 1999.......          1.42%                  1.42%           123.66%
U.S. DISCOVERY FUND
For the Period Ended September 30,
 2003*..................................          1.40%                  1.40%            48.75%
For the Year Ended March 31, 2003.......          1.40%                  1.40%            98.65%
October 3, 2001 to March 31, 2002**.....          1.40%                  1.40%            78.02%
U.S. LARGE CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................          1.23%                  1.23%            69.28%
July 31, 2002 to March 31, 2003**.......          1.25%                  1.25%           100.79%
ENHANCED 500 FUND
August 15, 2003 to September 30,
 2003*,**...............................          1.05%                  1.05%            40.56%
INTERNATIONAL EQUITY FUND
 For the Period Ended September 30,
 2003*..................................          1.61%                  1.61%            72.08%
For the Year Ended March 31, 2003.......          1.60%                  1.60%           138.85%
For the Year Ended March 31, 2002.......          1.60%                  1.60%           132.84%
December 5, 2000 to March 31, 2001**....          1.60%                  1.60%            86.18%
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................          1.78%                  1.78%            48.09%
For the Year Ended March 31, 2003.......          1.78%                  1.78%           129.34%
For the Year Ended March 31, 2002.......          1.78%                  1.78%           147.52%
For the Year Ended March 31, 2001.......          1.81%                  1.81%           148.53%
For the Year Ended March 31, 2000.......          1.81%                  1.81%           148.72%
For the Year Ended March 31, 1999.......          1.95%                  1.95%           111.05%
U.S. LARGE/MID CAPITALIZATION LONG/
 SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................          3.12%                  1.53%            98.67%
For the Year Ended March 31, 2003.......          3.07%                  1.54%           185.66%
For the Year Ended March 31, 2002.......          2.42%                  1.56%           313.22%
For the Year Ended March 31, 2001.......          2.41%                  1.54%           399.02%
For the Year Ended March 31, 2000.......          2.55%                  1.52%           368.26%
November 11, 1998 to March 31, 1999**...          2.77%                  1.46%           145.22%
VALUE LONG/SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................          2.96%                  2.04%            32.53%
For the Year Ended March 31, 2003.......          2.69%                  2.02%           209.95%
For the Year Ended March 31, 2002.......          2.48%                  2.04%           126.45%
For the Year Ended March 31, 2001.......          3.04%                  2.16%           129.80%
For the Year Ended March 31, 2000.......          3.35%                  2.29%           139.22%
For the Year Ended March 31, 1999.......          3.31%                  2.45%           205.32%
GLOBAL LONG/SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................          3.09%                  1.93%            72.00%
For the Year Ended March 31, 2003.......          2.92%                  1.80%           189.09%
August 23, 2001 to March 31, 2002**.....          2.34%                  1.75%           231.34%

--------------------------------------------------------------------------------

                                                          INVESTMENT ACTIVITIES                      LESS DIVIDENDS FROM
                                               -------------------------------------------   ------------------------------------
                                                                NET REALIZED                                  NET
                                   NET ASSET                   AND UNREALIZED     TOTAL                    REALIZED
                                    VALUE,          NET            GAINS           FROM         NET          GAINS
                                   BEGINNING    INVESTMENT      (LOSSES) ON     INVESTMENT   INVESTMENT       ON          TOTAL
                                   OF PERIOD   INCOME/(LOSS)    INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS   DIVIDENDS
                                   ---------   -------------   --------------   ----------   ----------   -----------   ---------
CLASS A SHARES

U.S. DISCOVERY FUND
 For the Period Ended September
 30, 2003*.......................   $ 9.49        $   --(f),(g)     $ 2.56        $ 2.56       $   --       $   --       $   --
 For the Year Ended March 31,
 2003............................    11.07         (0.02)(f)        (1.55)         (1.57)       (0.01)          --        (0.01)
 October 1, 2001 to March 31,
 2002**..........................     9.08            --             2.01           2.01        (0.02)          --        (0.02)
U.S. LARGE CAPITALIZATION FUND
 For the Period Ended September
 30, 2003*.......................     8.28            --(f),(g)       1.21          1.21           --           --           --
 June 19, 2002 to March 31,
 2003**..........................    10.00          0.03(f)         (1.72)         (1.69)       (0.03)          --        (0.03)
ENHANCED 500 FUND
 For the Period Ended September
 30, 2003*.......................     5.91          0.01(f)          0.94           0.95           --           --           --
 For the Year Ended March 31,
 2003............................     7.76          0.04(f)         (1.83)         (1.79)       (0.06)          --        (0.06)
 October 1, 2001 to March 31,
 2002**..........................     7.10          0.01             0.70           0.71        (0.05)          --        (0.05)
INTERNATIONAL EQUITY FUND
 For the Period Ended September
 30, 2003*.......................     5.53          0.03(f)          1.42           1.45           --           --           --
 For the Year Ended March 31,
 2003............................     7.08          0.06(f)         (1.56)         (1.50)       (0.06)          --        (0.06)
 October 1, 2001 to March 31,
 2002**..........................     6.92         (0.02)(f)         0.54           0.52        (0.36)          --        (0.36)
INTERNATIONAL SMALL
 CAPITALIZATION FUND
 For the Period Ended September
 30, 2003*.......................     7.89          0.04(f)          3.18           3.22           --           --           --
 For the Year Ended March 31,
 2003............................     8.46          0.04(f)         (0.55)         (0.51)       (0.08)          --        (0.08)
 October 1, 2001 to March 31,
 2002**..........................     7.71            --(f)          0.94           0.94        (0.19)          --(g)     (0.19)
EUROPEAN FUND
 For the Period Ended September
 30, 2003*.......................     7.32          0.11             1.86           1.97           --           --           --
 For the Year Ended March 31,
 2003............................     9.74          0.13(f)         (2.42)         (2.29)       (0.13)          --        (0.13)
 October 1, 2001 to March 31,
 2002**..........................     8.82            --             0.92           0.92           --           --           --
U.S. LARGE/MID CAPITALIZATION
 LONG/SHORT EQUITY FUND
 For the Period Ended September
 30, 2003*.......................    11.45         (0.05)           (0.88)         (0.93)          --           --           --
 For the Year Ended March 31,
 2003............................    10.22         (0.07)(f)         1.30           1.23        (0.01)          --        (0.01)
 October 1, 2001 to March 31,
 2002**..........................    11.17            --(f)         (0.70)         (0.70)       (0.25)          --        (0.25)
VALUE LONG/SHORT EQUITY FUND
 For the Period Ended September
 30, 2003*.......................    10.41         (0.04)(f)        (0.90)         (0.94)          --           --           --
 For the Year Ended March 31,
 2003............................     8.94         (0.08)(f)         1.55           1.47           --           --           --
 October 1, 2001 to March 31,
 2002**..........................     9.56         (0.02)(f)        (0.38)         (0.40)       (0.22)          --        (0.22)
GLOBAL LONG/SHORT EQUITY FUND
 For the Period Ended September
 30, 2003*.......................    11.80         (0.07)           (0.72)         (0.79)          --           --           --
 For the Year Ended March 31,
 2003............................    10.13         (0.13)(f)         1.78           1.65           --           --           --
 October 1, 2001 to March 31,
 2002**..........................    11.30         (0.01)           (0.77)         (0.78)       (0.39)          --        (0.39)

---------------

*    Unaudited.
**   From commencement of operations.
(a)  Total return excludes sales charge.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d)  Includes dividend expense.
(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)  Calculated based on the average shares outstanding during the period.
(g)  Amount less than $0.005.

--------------------------------------------------------------------------------

                                                                                   RATIOS/SUPPLEMENTAL DATA
                                                                                  ---------------------------
                                                                                    NET      NET INVESTMENT
                                                      NET ASSET                   ASSETS,     INCOME/(LOSS)
                                                       VALUE,                     END OF         NET OF
                                         REDEMPTION    END OF         TOTAL       PERIOD        WAIVERS/
                                            FEES       PERIOD     RETURN(A),(B)   (000'S)   REIMBURSEMENTS(C)
                                         ----------   ---------   -------------   -------   -----------------
CLASS A SHARES

U.S. DISCOVERY FUND
For the Period Ended September 30,
 2003*..................................   $   --      $12.05         26.98%      $2,468           0.09%
For the Year Ended March 31, 2003.......       --        9.49        (14.22)%      1,736          (0.19)%
October 1, 2001 to March 31, 2002**.....       --       11.07         22.11%          31           0.32%
U.S. LARGE CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................       --        9.49         14.61%         199          (0.01)%
June 19, 2002 to March 31, 2003**.......       --        8.28        (16.94)%          1           0.50%
ENHANCED 500 FUND
For the Period Ended September 30,
 2003*..................................       --        6.86         16.07%       1,286           0.44%
For the Year Ended March 31, 2003.......       --        5.91        (23.15)%        817           0.65%
October 1, 2001 to March 31, 2002**.....       --        7.76         10.07%           1           0.24%
INTERNATIONAL EQUITY FUND
For the Period Ended September 30,
 2003*..................................       --        6.98         26.22%         123           1.15%
For the Year Ended March 31, 2003.......     0.01        5.53        (21.08)%         16           0.98%
October 1, 2001 to March 31, 2002**.....       --        7.08          7.71%           1          (0.55)%
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................       --       11.11         40.81%         480           0.64%
For the Year Ended March 31, 2003.......     0.02        7.89         (5.75)%         49           0.55%
October 1, 2001 to March 31, 2002**.....       --        8.46         12.40%           1           0.10%
EUROPEAN FUND
For the Period Ended September 30,
 2003*..................................       --        9.29         26.91%           9           2.43%
For the Year Ended March 31, 2003.......       --        7.32        (23.56)%          7           1.67%
October 1, 2001 to March 31, 2002**.....       --        9.74         10.43%           1          (0.09)%
U.S. LARGE/MID CAPITALIZATION LONG/
 SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................       --       10.52         (8.12)%        546          (1.05)%
For the Year Ended March 31, 2003.......     0.01       11.45         12.16%         497          (0.60)%
October 1, 2001 to March 31, 2002**.....       --       10.22         (6.13)%         11           0.07%
VALUE LONG/SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................       --        9.47         (9.03)%      1,398          (0.78)%
For the Year Ended March 31, 2003.......       --       10.41         16.44%       2,613          (0.75)%
October 1, 2001 to March 31, 2002**.....       --        8.94         (3.92)%        390          (0.54)%
GLOBAL LONG/SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................       --       11.01         (6.69)%        477          (1.46)%
For the Year Ended March 31, 2003.......     0.02       11.80         16.49%         239          (1.08)%
October 1, 2001 to March 31, 2002**.....       --       10.13         (6.62)%          1          (0.16)%

                                                                     RATIOS/SUPPLEMENTAL DATA
                                          -------------------------------------------------------------------------------
                                                                                          EXPENSES (EXCLUDING
                                                EXPENSES                EXPENSES           DIVIDEND EXPENSE)
                                                 BEFORE                  NET OF                 NET OF          PORTFOLIO
                                                WAIVERS/                WAIVERS/               WAIVERS/         TURNOVER
                                          REIMBURSEMENTS(C),(D)   REIMBURSEMENTS(C),(D)    REIMBURSEMENTS(C)     RATE(E)
                                          ---------------------   ---------------------   -------------------   ---------
CLASS A SHARES
U.S. DISCOVERY FUND
For the Period Ended September 30,
 2003*..................................           2.20%                  1.65%                  1.65%            48.75%
For the Year Ended March 31, 2003.......           4.02%                  1.65%                  1.65%            98.65%
October 1, 2001 to March 31, 2002**.....          10.43%                  1.65%                  1.65%            78.02%
U.S. LARGE CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................           2.74%                  1.50%                  1.50%            69.28%
June 19, 2002 to March 31, 2003**.......           2.61%                  1.30%                  1.30%           100.79%
ENHANCED 500 FUND
For the Period Ended September 30,
 2003*..................................           3.24%                  1.25%                  1.25%            40.56%
For the Year Ended March 31, 2003.......           5.12%                  1.26%                  1.26%            68.73%
October 1, 2001 to March 31, 2002**.....           5.17%                  1.25%                  1.25%           111.54%
INTERNATIONAL EQUITY FUND
For the Period Ended September 30,
 2003*..................................           5.10%                  1.86%                  1.86%            72.08%
For the Year Ended March 31, 2003.......           5.80%                  1.86%                  1.86%           138.85%
October 1, 2001 to March 31, 2002**.....           5.59%                  1.85%                  1.85%           132.84%
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................           2.82%                  2.01%                  2.01%            48.09%
For the Year Ended March 31, 2003.......           3.18%                  2.01%                  2.01%           129.34%
October 1, 2001 to March 31, 2002**.....           3.13%                  2.00%                  2.00%           147.52%
EUROPEAN FUND
For the Period Ended September 30,
 2003*..................................           4.66%                  1.75%                  1.75%            43.83%
For the Year Ended March 31, 2003.......           5.64%                  1.73%                  1.73%           170.62%
October 1, 2001 to March 31, 2002**.....           7.30%                  1.75%                  1.75%            90.92%
U.S. LARGE/MID CAPITALIZATION LONG/
 SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................           3.70%                  3.35%                  1.75%            98.67%
For the Year Ended March 31, 2003.......           4.03%                  3.21%                  1.76%           185.66%
October 1, 2001 to March 31, 2002**.....           3.73%                  2.63%                  1.75%           313.22%
VALUE LONG/SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................           3.31%                  3.16%                  2.25%            32.53%
For the Year Ended March 31, 2003.......           3.31%                  3.01%                  2.25%           209.95%
October 1, 2001 to March 31, 2002**.....           3.01%                  2.64%                  2.25%           126.45%
GLOBAL LONG/SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................           4.08%                  3.34%                  2.17%            72.00%
For the Year Ended March 31, 2003.......           4.63%                  3.13%                  2.01%           189.09%
October 1, 2001 to March 31, 2002**.....           4.58%                  2.51%                  2.00%           231.34%

--------------------------------------------------------------------------------

                                                          INVESTMENT ACTIVITIES                      LESS DIVIDENDS FROM
                                               -------------------------------------------   ------------------------------------
                                                                NET REALIZED                                  NET
                                   NET ASSET                   AND UNREALIZED     TOTAL                    REALIZED
                                    VALUE,          NET            GAINS           FROM         NET          GAINS
                                   BEGINNING    INVESTMENT      (LOSSES) ON     INVESTMENT   INVESTMENT       ON          TOTAL
                                   OF PERIOD   INCOME/(LOSS)    INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS   DIVIDENDS
                                   ---------   -------------   --------------   ----------   ----------   -----------   ---------
CLASS B SHARES

U.S. DISCOVERY FUND
 For the Period Ended September
 30, 2003*.......................   $ 9.43        $(0.02)(f)       $ 2.53         $ 2.51       $   --       $   --       $   --
 For the Year Ended March 31,
 2003............................    11.05         (0.06)(f)        (1.56)         (1.62)          --           --           --
 October 1, 2001 to March 31,
 2002**..........................     9.08         (0.04)            2.03           1.99        (0.02)          --        (0.02)
U.S. LARGE CAPITALIZATION FUND
 For the Period Ended September
 30, 2003*.......................     8.26            --(f),(g)       1.19          1.19           --           --           --
 June 19, 2002 to March 31,
 2003**..........................    10.00            --(f),(g)      (1.73)        (1.73)       (0.01)          --        (0.01)
ENHANCED 500 FUND
 For the Period Ended September
 30, 2003*.......................     5.88         (0.01)(f)         0.94           0.93           --           --           --
 For the Year Ended March 31,
 2003............................     7.75          0.01(f)         (1.83)         (1.82)       (0.05)          --        (0.05)
 October 1, 2001 to March 31,
 2002**..........................     7.10         (0.01)            0.70           0.69        (0.04)          --        (0.04)
INTERNATIONAL EQUITY FUND
 For the Period Ended September
 30, 2003*.......................     5.55          0.03(f)          1.35           1.38           --           --           --
 For the Year Ended March 31,
 2003............................     7.06          0.02(f)         (1.53)         (1.51)       (0.01)          --        (0.01)
 October 1, 2001 to March 31,
 2002**..........................     6.92         (0.04)            0.53           0.49        (0.35)          --        (0.35)
INTERNATIONAL SMALL
 CAPITALIZATION FUND
 For the Period Ended September
 30, 2003*.......................     7.85          0.02(f)          3.16           3.18           --           --           --
 For the Year Ended March 31,
 2003............................     8.45         (0.03)(f)        (0.52)         (0.55)       (0.07)          --        (0.07)
 October 1, 2001 to March 31,
 2002**..........................     7.71         (0.02)(f)         0.94           0.92        (0.18)          --(g)     (0.18)
EUROPEAN FUND
 For the Period Ended September
 30, 2003*.......................     7.29          0.07             1.88           1.95           --           --           --
 For the Year Ended March 31,
 2003............................     9.71          0.11(f)         (2.44)         (2.33)       (0.09)          --        (0.09)
 October 1, 2001 to March 31,
 2002**..........................     8.82         (0.03)            0.92           0.89           --           --           --
U.S. LARGE/MID CAPITALIZATION
 LONG/SHORT EQUITY FUND
 For the Period Ended September
 30, 2003*.......................    11.40         (0.07)           (0.88)         (0.95)          --           --           --
 For the Year Ended March 31,
 2003............................    10.20         (0.12)(f)         1.31           1.19           --           --           --
 October 1, 2001 to March 31,
 2002**..........................    11.17         (0.01)(f)        (0.72)         (0.73)       (0.24)          --        (0.24)
VALUE LONG/SHORT EQUITY FUND
 For the Period Ended September
 30, 2003*.......................    10.35         (0.06)(f)        (0.90)         (0.96)          --           --           --
 For the Year Ended March 31,
 2003............................     8.94         (0.13)(f)         1.54           1.41           --           --           --
 October 1, 2001 to March 31,
 2002**..........................     9.56         (0.05)(f)        (0.37)         (0.42)       (0.20)          --        (0.20)
GLOBAL LONG/SHORT EQUITY FUND
 For the Period Ended September
 30, 2003*.......................    11.71         (0.10)           (0.71)         (0.81)          --           --           --
 For the Year Ended March 31,
 2003............................    10.11         (0.18)(f)         1.76           1.58           --           --           --
 October 1, 2001 to March 31,
 2002**..........................    11.30         (0.04)           (0.77)         (0.81)       (0.38)          --        (0.38)

---------------

*    Unaudited.
**   From commencement of operations.
(a)  Total return excludes sales charge.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d)  Includes dividend expense.
(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)  Calculated based on the average shares outstanding during the period.
(g)  Amount less than $0.005.

--------------------------------------------------------------------------------

                                                                                   RATIOS/SUPPLEMENTAL DATA
                                                                                  ---------------------------
                                                                                    NET      NET INVESTMENT
                                                      NET ASSET                   ASSETS,     INCOME/(LOSS)
                                                       VALUE,                     END OF         NET OF
                                         REDEMPTION    END OF         TOTAL       PERIOD        WAIVERS/
                                            FEES       PERIOD     RETURN(A),(B)   (000'S)   REIMBURSEMENTS(C)
                                         ----------   ---------   -------------   -------   -----------------
CLASS B SHARES

U.S. DISCOVERY FUND
For the Period Ended September 30,
 2003*..................................   $  --       $11.94         26.62%      $  290          (0.40)%
For the Year Ended March 31, 2003.......      --         9.43        (14.66)%        151          (0.62)%
October 1, 2001 to March 31, 2002**.....      --        11.05         21.93%          58          (0.81)%
U.S. LARGE CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................      --         9.45         14.41%          92          (0.53)%
June 19, 2002 to March 31, 2003**.......      --         8.26        (17.34)%          1          (0.07)%
ENHANCED 500 FUND
For the Period Ended September 30,
 2003*..................................      --         6.81         15.82%         571          (0.14)%
For the Year Ended March 31, 2003.......      --         5.88        (23.54)%         52           0.16%
October 1, 2001 to March 31, 2002**.....      --         7.75          9.79%           1          (0.24)%
INTERNATIONAL EQUITY FUND
For the Period Ended September 30,
 2003*..................................      --         6.93         24.86%          13           0.96%
For the Year Ended March 31, 2003.......    0.01         5.55        (21.32)%          1           0.31%
October 1, 2001 to March 31, 2002**.....      --         7.06          7.26%           1          (1.05)%
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................      --        11.03         40.51%          80           0.50%
For the Year Ended March 31, 2003.......    0.02         7.85         (6.27)%         28          (0.33)%
October 1, 2001 to March 31, 2002**.....      --         8.45         12.12%           1          (0.40)%
EUROPEAN FUND
For the Period Ended September 30,
 2003*..................................      --         9.24         26.75%           4           1.51%
For the Year Ended March 31, 2003.......      --         7.29        (24.07)%          3           1.35%
October 1, 2001 to March 31, 2002**.....      --         9.71         10.09%           1          (0.59)%
U.S. LARGE/MID CAPITALIZATION LONG/
 SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................      --        10.45         (8.33)%        149          (1.53)%
For the Year Ended March 31, 2003.......    0.01        11.40         11.76%         115          (1.06)%
October 1, 2001 to March 31, 2002**.....      --        10.20         (6.43)%          1          (0.11)%
VALUE LONG/SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................      --         9.39         (9.28)%        636          (1.24)%
For the Year Ended March 31, 2003.......      --        10.35         15.77%       1,436          (1.26)%
October 1, 2001 to March 31, 2002**.....      --         8.94         (4.11)%        100          (1.05)%
GLOBAL LONG/SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................      --        10.90         (6.92)%        181          (1.90)%
For the Year Ended March 31, 2003.......    0.02        11.71         15.83%         155          (1.54)%
October 1, 2001 to March 31, 2002**.....      --        10.11         (6.91)%          1          (0.72)%

                                                                     RATIOS/SUPPLEMENTAL DATA
                                          -------------------------------------------------------------------------------
                                                                                          EXPENSES (EXCLUDING
                                                EXPENSES                EXPENSES           DIVIDEND EXPENSE)
                                                 BEFORE                  NET OF                 NET OF          PORTFOLIO
                                                WAIVERS/                WAIVERS/               WAIVERS/         TURNOVER
                                          REIMBURSEMENTS(C),(D)   REIMBURSEMENTS(C),(D)    REIMBURSEMENTS(C)     RATE(E)
                                          ---------------------   ---------------------   -------------------   ---------
CLASS B SHARES
U.S. DISCOVERY FUND
For the Period Ended September 30,
 2003*..................................           2.70%                  2.15%                  2.15%            48.75%
For the Year Ended March 31, 2003.......           5.60%                  2.15%                  2.15%            98.65%
October 1, 2001 to March 31, 2002**.....          10.93%                  2.15%                  2.15%            78.02%
U.S. LARGE CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................           3.29%                  2.00%                  2.00%            69.28%
June 19, 2002 to March 31, 2003**.......           3.72%                  1.87%                  1.87%           100.79%
ENHANCED 500 FUND
For the Period Ended September 30,
 2003*..................................           3.79%                  1.77%                  1.77%            40.56%
For the Year Ended March 31, 2003.......           5.98%                  1.75%                  1.75%            68.73%
October 1, 2001 to March 31, 2002**.....           5.67%                  1.75%                  1.75%           111.54%
INTERNATIONAL EQUITY FUND
For the Period Ended September 30,
 2003*..................................           6.05%                  2.35%                  2.35%            72.08%
For the Year Ended March 31, 2003.......           6.10%                  2.28%                  2.28%           138.85%
October 1, 2001 to March 31, 2002**.....           6.09%                  2.35%                  2.35%           132.84%
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2003*..................................           3.30%                  2.50%                  2.50%            48.09%
For the Year Ended March 31, 2003.......           3.75%                  2.51%                  2.51%           129.34%
October 1, 2001 to March 31, 2002**.....           3.63%                  2.50%                  2.50%           147.52%
EUROPEAN FUND
For the Period Ended September 30,
 2003*..................................           5.20%                  2.25%                  2.25%            43.83%
For the Year Ended March 31, 2003.......           6.11%                  2.25%                  2.25%           170.62%
October 1, 2001 to March 31, 2002**.....           7.80%                  2.25%                  2.25%            90.92%
U.S. LARGE/MID CAPITALIZATION LONG/
 SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................           4.21%                  3.85%                  2.25%            98.67%
For the Year Ended March 31, 2003.......           4.61%                  3.74%                  2.26%           185.66%
October 1, 2001 to March 31, 2002**.....           4.23%                  3.13%                  2.25%           313.22%
VALUE LONG/SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................           3.81%                  3.66%                  2.75%            32.53%
For the Year Ended March 31, 2003.......           3.82%                  3.50%                  2.75%           209.95%
October 1, 2001 to March 31, 2002**.....           3.51%                  3.14%                  2.75%           126.45%
GLOBAL LONG/SHORT EQUITY FUND
For the Period Ended September 30,
 2003*..................................           4.55%                  3.78%                  2.63%            72.00%
For the Year Ended March 31, 2003.......           5.14%                  3.63%                  2.50%           189.09%
October 1, 2001 to March 31, 2002**.....           5.08%                  3.01%                  2.50%           231.34%

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          INVESTMENT ACTIVITIES                      LESS DIVIDENDS FROM
                                               -------------------------------------------   ------------------------------------
                                                                NET REALIZED                                  NET
                                   NET ASSET                   AND UNREALIZED     TOTAL                    REALIZED
                                    VALUE,          NET            GAINS           FROM         NET          GAINS
                                   BEGINNING    INVESTMENT      (LOSSES) ON     INVESTMENT   INVESTMENT       ON          TOTAL
                                   OF PERIOD   INCOME/(LOSS)    INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS   DIVIDENDS
                                   ---------   -------------   --------------   ----------   ----------   -----------   ---------
CLASS C SHARES

U.S. LARGE/MID CAPITALIZATION
 LONG/SHORT EQUITY FUND
 April 1, 2003 to September 30,
 2003 *, **......................   $11.42        $(0.08)(f)       $(0.88)        $(0.96)      $   --       $   --       $   --
VALUE LONG/SHORT EQUITY FUND
 For the Period Ended September
 30, 2003 *......................    10.36         (0.07)(f)        (0.88)         (0.95)          --           --           --
 March 18, 2003 to March 31,
 2003 **.........................    10.30         (0.01)(f)         0.07           0.06           --           --           --
GLOBAL LONG/SHORT EQUITY FUND
 For the Period Ended September
 30, 2003 *......................    11.73         (0.11)           (0.70)         (0.81)          --           --           --
 March 17, 2003 to March 31,
 2003 **.........................    11.76         (0.01)(f)        (0.04)         (0.05)          --           --           --

---------------

*    Unaudited.
**   From commencement of operations.
(a)  Total return excludes sales charge.
(b)  Not annualized for periods less than one year.
(c)  Annualized for periods less than one year.
(d)  Includes dividend expense.
(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)  Calculated based on the average shares outstanding during the period.
(g)  Amount less than $0.005.

--------------------------------------------------------------------------------

                                                                                   RATIOS/SUPPLEMENTAL DATA
                                                                                  ---------------------------
                                                                                    NET      NET INVESTMENT
                                                      NET ASSET                   ASSETS,     INCOME/(LOSS)
                                                       VALUE,                     END OF         NET OF
                                         REDEMPTION    END OF         TOTAL       PERIOD        WAIVERS/
                                            FEES       PERIOD     RETURN(A),(B)   (000'S)   REIMBURSEMENTS(C)
                                         ----------   ---------   -------------   -------   -----------------
CLASS C SHARES

U.S. LARGE/MID CAPITALIZATION LONG/
 SHORT EQUITY FUND
April 1, 2003 to September 30, 2003 *,
 **.....................................   $  --       $10.46         (8.41)%      $241           (1.46)%
VALUE LONG/SHORT EQUITY FUND
For the Period Ended September 30, 2003
 *......................................      --         9.41         (9.17)%       717           (1.39)%
March 18, 2003 to March 31, 2003 **.....      --        10.36          0.58%         14           (1.64)%
GLOBAL LONG/SHORT EQUITY FUND
For the Period Ended September 30, 2003
 *......................................      --        10.92         (6.91)%        83           (1.91)%
March 17, 2003 to March 31, 2003 **.....    0.02        11.73         (0.26)%        76           (1.63)%

                                                                     RATIOS/SUPPLEMENTAL DATA
                                          -------------------------------------------------------------------------------
                                                                                          EXPENSES (EXCLUDING
                                                EXPENSES                EXPENSES           DIVIDEND EXPENSE)
                                                 BEFORE                  NET OF                 NET OF          PORTFOLIO
                                                WAIVERS/                WAIVERS/               WAIVERS/         TURNOVER
                                          REIMBURSEMENTS(C),(D)   REIMBURSEMENTS(C),(D)    REIMBURSEMENTS(C)     RATE(E)
                                          ---------------------   ---------------------   -------------------   ---------
CLASS C SHARES
U.S. LARGE/MID CAPITALIZATION LONG/
 SHORT EQUITY FUND
April 1, 2003 to September 30, 2003 *,
 **.....................................          4.18%                   3.83%                  2.26%            98.67%
VALUE LONG/SHORT EQUITY FUND
For the Period Ended September 30, 2003
 *......................................          3.97%                   3.83%                  2.77%            32.53%
March 18, 2003 to March 31, 2003 **.....          3.92%                   3.24%                  2.49%           209.95%
GLOBAL LONG/SHORT EQUITY FUND
For the Period Ended September 30, 2003
 *......................................          4.56%                   3.79%                  2.63%            72.00%
March 17, 2003 to March 31, 2003 **.....          8.21%                   3.10%                  2.44%           189.09%

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. Barr Rosenberg Series Trust (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts on April 1, 1988. The Trust is an open-end diversified management investment company consisting of eleven portfolios, ten of which were operational as of September 30, 2003. AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg U.S. Discovery Fund, AXA Rosenberg U.S. Large Capitalization Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, AXA Rosenberg Value Long/Short Equity Fund, and AXA Rosenberg Global Long/Short Equity Fund (individually, a "Fund" and collectively the "Funds"). Each Fund is authorized to issue Institutional Shares and Investor Shares. All Funds (except the AXA Rosenberg U.S. Small Capitalization Fund) are authorized to issue Class A Shares and Class B Shares. AXA Rosenberg Value Long/Short Equity Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/ Short Equity Fund, and AXA Rosenberg Global Long/Short Equity Fund are authorized to issue Class C Shares and the AXA Rosenberg U.S. Small Capitalization Fund is authorized to issue Adviser Shares. Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under shareholder service or distribution plans, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

  Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at the last reported sale price, or official closing price, on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons under their supervision.

  Security Transactions and Related Investment Income

Security transactions are accounted for on trade date, with realized gains or losses on the sale of investments determined by using the identified cost method. Dividend income is recorded on ex-date, net of any non-refundable tax withholdings. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

  Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. All monetary items denominated in foreign currencies are translated to U.S. dollars based upon the prevailing exchange rate at the close of each business day. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

  Forward Foreign Currency Contracts

Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contractual settlement date.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003 (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

Gains or losses from the purchase or sale of forward foreign currency contracts are recorded as realized on the settlement date.

  Foreign Securities

The AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg Global Long/Short Equity Fund and the AXA Rosenberg European Fund pursue their respective objectives by investing in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange or other foreign governmental laws or restrictions.

  Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts ("REITS") which report information on the source of their distributions annually. Certain distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

  Repurchase Agreements

In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds' repurchase agreements will be fully collateralized by U.S. Government Securities. All collateral is held by the Funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

  Short Sales

The AXA Rosenberg Value Long/Short Equity Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, and AXA Rosenberg Global Long/Short Equity Fund are authorized to engage in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. Government Securities and/or securities held long to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the deposits with broker as shown in the Statements of Assets and Liabilities and the securities held long as shown in the Schedules of Portfolio Investments.

  Securities Lending

Under the Security Lending Program, securities held by the AXA Rosenberg U.S. Small Capitalization Fund are loaned by State Street Bank, as agent, to certain brokers (the "Borrowers"). The Borrowers provide cash and/or certain cash equivalents as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities.

At September 30, 2003, the value of securities loaned amounted to $25,436,730 against which cash collateral of $25,684,030 was received. The cash collateral was invested in short-term investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the AXA Rosenberg U.S. Small Capitalization Fund and State Street Bank in its capacity as lending agent. Security lending fee income, net of related expenses, is recorded as earned. The AXA Rosenberg U.S. Small Capitalization Fund bears the risk of loss with respect to the investment of the cash collateral.

  Expense Allocation

Expenses directly attributable to a Fund are charged to that Fund; expenses not directly attributable to a Fund are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003 (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

basis. Expenses specific to a class are charged to that class. Expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets or another reasonable basis.

  Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions are made on a tax basis, which may differ, from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, and wash sales for book and tax purposes.

3. MANAGEMENT, ADMINISTRATION, FUND ACCOUNTING, DISTRIBUTION AND SHAREHOLDER SERVICE AGREEMENTS. AXA Rosenberg Investment Management LLC (the "Manager") provides advisory and management services to the Funds under separate management contracts. The Manager is entitled to a fee, computed daily and paid monthly, for each Fund's average net assets at the annual rate of:

AXA Rosenberg U.S. Small Capitalization Fund................   0.90%
AXA Rosenberg U.S. Discovery Fund...........................   0.90%
AXA Rosenberg U.S. Large Capitalization Fund................   0.75%
AXA Rosenberg Enhanced 500 Fund.............................   0.50%
AXA Rosenberg International Equity Fund.....................   0.85%
AXA Rosenberg International Small Capitalization Fund.......   1.00%
AXA Rosenberg European Fund.................................   0.75%
AXA Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund...............................................   1.00%
AXA Rosenberg Value Long/Short Equity Fund..................   1.50%
AXA Rosenberg Global Long/Short Equity Fund.................   1.50%

The Manager has contractually agreed to waive fees and reimburse the Funds to limit the annual expenses, exclusive of Service Fees and the Distribution and Shareholder Service Fees, as follows:

AXA Rosenberg U.S. Small Capitalization Fund................   1.15%
AXA Rosenberg U.S. Discovery Fund...........................   1.15%
AXA Rosenberg U.S. Large Capitalization Fund................   1.00%
AXA Rosenberg Enhanced 500 Fund.............................   0.75%
AXA Rosenberg International Equity Fund.....................   1.35%
AXA Rosenberg International Small Capitalization Fund.......   1.50%
AXA Rosenberg European Fund.................................   1.25%

The Manager has agreed to maintain an operating expense ratio for each Fund's average net assets, exclusive of the dividend expense on short sales and the Distribution and Shareholder Service Fees, as follows:

AXA Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund...............................................   1.25%
AXA Rosenberg Value Long/Short Equity Fund..................   1.75%
AXA Rosenberg Global Long/Short Equity Fund*................   2.00%

---------------

* Prior to August 1, 2003 the Manager agreed to maintain an operating expense ratio, as noted above, at 1.50%.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003 (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that, from time to time through the next two fiscal years, the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. As of the period ended September 30, 2003, the reimbursement that may potentially be made by the Funds is as follows:

                                                                 EXPIRES          EXPIRES
                                                              MARCH 31, 2004   MARCH 31, 2005
                                                              --------------   --------------
     AXA Rosenberg U.S. Small Capitalization Fund...........     $331,657         $472,077
     AXA Rosenberg U.S. Discovery Fund......................      117,899          238,274
     AXA Rosenberg U.S. Large Capitalization Fund...........           --          143,841
     AXA Rosenberg Enhanced 500 Fund........................      118,977          140,189
     AXA Rosenberg International Equity Fund................      220,893          272,890
     AXA Rosenberg International Small Capitalization
      Fund..................................................      273,849          352,726
     AXA Rosenberg European Fund............................      198,718          257,297
     AXA Rosenberg U.S. Large/Mid Capitalization Long/Short
      Equity Fund...........................................       88,373          152,371
     AXA Rosenberg Value Long/Short Equity Fund.............      178,679          312,059
     AXA Rosenberg Global Long/Short Equity Fund............      161,003          230,466

BISYS Fund Services Ohio, Inc. ("BISYS" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's administrator and assists the Trust in its administration and operation. The Administrator is entitled to a complex level fee, computed daily and paid monthly, based upon the following schedule: 0.00% of average net assets from $0 to $25 million, 0.09% of average net assets from $25 million to $500 million, 0.07% on the next $500 million of average net assets, and 0.04% of average net assets over $1 billion.

BISYS also serves the Funds as fund accountant and transfer agent. Under the terms of separate agreements, BISYS is entitled to receive a fixed fee per fund for accounting and a per account fee, subject to a minimum charge, for transfer agent services.

The Trust has adopted Distribution and Shareholder Service Plans with respect to its Investor Shares, Class A Shares, Class B Shares, and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares, Class A Shares, Class B Shares, and Class C Shares of the Funds are sold on a continuous basis by the Trust's Distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"), an indirect wholly-owned subsidiary of The BISYS Group, Inc. Under the Distribution and Shareholder Service Plan, the Funds pay the Distributor for expenses primarily intended to result in the sale of the Investor Shares, Class A Shares, Class B Shares, and Class C Shares, respectively. The annual Distribution and Shareholder Service Fee consists of the following: up to 0.25% of the respective average daily net assets of the Investor Shares, up to 0.50% of the respective average daily net assets of the Class A Shares, up to 1.00% of the respective average daily net assets of the Class B Shares, and up to 1.00% of the respective average daily net assets of the Class C Shares. In addition, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for sub-transfer and sub-accounting services in connection with such shares.

Various service organizations act as servicing agents of the Adviser Shares of the AXA Rosenberg U.S. Small Capitalization Fund. Such shares are subject to an annual Service Fee of up to 0.25% of the average daily net assets attributable to such shares in accordance with a Service Plan adopted by the Trust. In addition, the Trustees have authorized the Fund to pay up to 0.05% of its average daily net assets attributable to Adviser Shares for sub-transfer services in connection with such shares.

Certain officers and a Trustee of the Trust are affiliated with the Manager or Administrator. The Trust does not pay any compensation to officers or Trustees of the Trust other than those Trustees who are not interested persons of the Trust or Manager.

4. EARLY REDEMPTION FEE. For the Funds, certain shares purchased on or after July 30, 2001, that were redeemed or exchanged in less than 30 days, are assessed a fee of 2% of the current net asset value of the shares. The fee, applied to shares redeemed or exchanged in the order in which they are purchased, is retained by the Fund for the benefit of

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003 (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. For the period ended September 30, 2003, the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Value Long/Short Equity Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/ Short Equity Fund, AXA Rosenberg International Equity Fund, and AXA Rosenberg Global Long/Short Equity Fund, earned early redemption fees in the amount of $66,508, $75,862, $188,332, $21,989, $20,384 and $16,859, respectively. Such amounts are included in the cost of shares redeemed, which are recorded as net amounts.

5. SECURITY PURCHASES AND SALES. For the period ended September 30, 2003, purchases and sales of securities (excluding short-term securities) were as follows:

                                                               PURCHASES        SALES
                                                              ------------   ------------
     AXA Rosenberg U.S. Small Capitalization Fund...........  $468,096,951   $335,318,812
     AXA Rosenberg U.S. Discovery Fund......................    38,562,376     17,764,920
     AXA Rosenberg U.S. Large Capitalization Fund...........    33,941,730     13,432,024
     AXA Rosenberg Enhanced 500 Fund........................     2,838,637      2,010,886
     AXA Rosenberg International Equity Fund................     6,125,353      5,371,480
     AXA Rosenberg International Small Capitalization
      Fund..................................................    50,532,248     25,576,734
     AXA Rosenberg European Fund............................     3,034,160      2,879,720
     AXA Rosenberg U.S. Large/Mid Capitalization Long/Short
      Equity Fund...........................................    34,350,645     47,025,795
     AXA Rosenberg Value Long/Short Equity Fund.............    37,698,395     87,389,101
     AXA Rosenberg Global Long/Short Equity Fund............    15,470,969     21,094,589

6. LINE OF CREDIT. A loan agreement to a maximum amount of 33.33% of total net assets for the AXA Rosenberg Value Long/Short Equity Fund has been established by the custodian for temporary purposes. In addition, an unsecured committed line of credit to a maximum amount of $20,000,000 has been established by the custodian for general purposes for the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg U.S. Discovery Fund, AXA Rosenberg European Fund, and the AXA Rosenberg U.S. Large Capitalization Fund. A commitment fee of 0.09% per annum will be incurred on the unused portion of the line of credit, which is allocated to the applicable Funds based on net assets. There were no borrowings on the line of credit for the period ended September 30, 2003.

7. FEDERAL INCOME TAX INFORMATION. As of the last tax year end of March 31, 2003, the following funds had net capital loss carryforwards which are available to offset future realized gains.

                                                                          EXPIRES
                                   --------------------------------------------------------------------------------------
                                     2005       2006        2007         2008          2009          2010         2011
                                   --------   --------   ----------   -----------   -----------   ----------   ----------
      AXA Rosenberg U.S. Small
        Capitalization Fund......  $     --   $     --   $       --   $        --   $        --   $       --   $  573,150
      AXA Rosenberg U.S.
        Discovery Fund...........        --         --           --            --            --       13,615      202,744
      AXA Rosenberg U.S. Large
        Capitalization Fund......        --         --           --            --            --           --      780,252
      AXA Rosenberg Enhanced 500
        Fund.....................        --         --           --            --       130,342      407,144      451,611
      AXA Rosenberg International
        Equity Fund..............   261,584    282,014           --         7,313       112,715    1,280,844    1,715,777
      AXA Rosenberg International
        Small Capitalization
        Fund.....................        --         --           --            --            --    5,837,140    2,715,962
      AXA Rosenberg European
        Fund.....................        --         --           --            --            --      106,726      569,359
      AXA Rosenberg U.S.
        Large/Mid Capitalization
        Long/Short Equity Fund...        --         --           --       429,084            --      659,336           --
      AXA Rosenberg Value
        Long/Short Equity Fund...        --         --    6,208,668    24,459,569    11,040,106           --           --
      AXA Rosenberg Global
        Long/Short Equity Fund...        --         --           --            --            --      397,465           --

                                     EXPIRES
                                   -----------
                                      TOTAL
                                   -----------
      AXA Rosenberg U.S. Small
        Capitalization Fund......  $   573,150
      AXA Rosenberg U.S.
        Discovery Fund...........      216,359
      AXA Rosenberg U.S. Large
        Capitalization Fund......      780,252
      AXA Rosenberg Enhanced 500
        Fund.....................      989,097
      AXA Rosenberg International
        Equity Fund..............    3,660,247
      AXA Rosenberg International
        Small Capitalization
        Fund.....................    8,553,102
      AXA Rosenberg European
        Fund.....................      676,085
      AXA Rosenberg U.S.
        Large/Mid Capitalization
        Long/Short Equity Fund...    1,088,420
      AXA Rosenberg Value
        Long/Short Equity Fund...   45,708,343
      AXA Rosenberg Global
        Long/Short Equity Fund...      397,465

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003 (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

8. SUBSEQUENT EVENTS. On November 4, 2003 Charles Schwab & Co., Inc. and AXA Rosenberg Investment Management LLC announced that Schwab's asset management division, Charles Schwab Investment Management, Inc., had reached agreement with AXA Rosenberg to adopt the Trust, subject to the Trust's approval. Shareholders of AXA Rosenberg Funds will be sent proxy statements detailing the terms of the adoption in December 2003. A shareholder meeting is scheduled on January 28, 2004, and if the proxy is approved, Charles Schwab Investment Management, Inc. would become the investment adviser and distributor, and AXA Rosenberg Investment Management LLC would be retained as investment sub-adviser.

Also, as of November 7, 2003 the Class A Shares, Class B Shares and Class C Shares are no longer offered by the Trust.

This summary is qualified by the more detailed information set forth in the proxy statement. No assurances can be made that matters related to the adoption will be approved by shareholders of any Fund, or that any of the transactions will be consummated.

                              AXA ROSENBERG FUNDS

ADVISER
AXA Rosenberg Investment Management LLC
Four Orinda Way, Building E
Orinda, California 94563

ADMINISTRATOR, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

DISTRIBUTOR
Barr Rosenberg Funds Distributor, Inc.
c/o BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIANS OF FUNDS
State Street Bank and Trust Company
Mutual Funds Division
Boston, Massachusetts 02102

Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, California 94105

COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110

This report is for the information of the shareholders of AXA Rosenberg Funds (Barr Rosenberg Series Trust). Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent or prior delivery of the Trust's current prospectus.

(AXA-0034) (9/03)
                                                            [AXA ROSENBERG LOGO]

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

         (2) If the registrant provides the disclosure required by paragraph
         (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

         (3) If the registrant provides the disclosure required by paragraph
         (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         (2) Disclose the percentage of services described in each of paragraphs
(b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER DECEMBER 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
NOT APPLICABLE.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities. NOT APPLICABLE.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

IN THE OPINION OF THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER, BASED ON THEIR EVALUATION, THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE (I) THAT MATERIAL INFORMATION RELATING TO THE REGISTRANT, INCLUDING ITS CONSOLIDATED SUBSIDIARIES, IS MADE KNOWN TO THEM BY OTHERS WITHIN THOSE ENTITIES, PARTICULARLY DURING THE PERIOD IN WHICH THIS REPORT IS BEING PREPARED; AND (II) THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 10. EXHIBITS.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

     (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Barr Rosenberg Series Trust
            ---------------------------------------------------------------

By (Signature and Title)*  /s/ Troy A. Sheets    Troy A. Sheets, CFO
                         ----------------------------------------------------

Date  December 5, 2003
    -----------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Troy A. Sheets    Troy A. Sheets, CFO
                         ----------------------------------------------------

Date  December 5, 2003
    -----------------------------------------------------

By (Signature and Title)*  /s/ Edward H. Lyman   Edward H. Lyman, President
                         ----------------------------------------------------

Date  December 5, 2003
    -----------------------------------------------------



*  Print the name and title of each signing officer under his or her signature.